Exhibit 10.26

EXECUTION COPY

AMENDED AND RESTATED

LIMITED LIABILITY COMPANY OPERATING AGREEMENT

PHH HOME LOANS, LLC

January 31, 2005

* The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Index of Defined Terms

Page
Act	1
Additional Capital Determination	26
Adjusted Capital Account	2
Advisor	34
Affiliate	2
Agreement	1, 2
Annual Business Plan	40
Assignment	2
Authorized Representatives	17
Bankruptcy	2
Bankruptcy Event	45
Beneficial Owner	3
Board	34
Business Day	3
Capital Account	26
Capital Contribution	3
Cendant	3
Cendant Advisors	34
Cendant Designated Buyer	45, 50
Cendant List	45
Cendant Member	1
Cendant Mobility	3
Cendant Mobility Offices	3
Cendant Owned Real Estate Offices	3
Cendant Put	45
Cendant Put Notice	46
Cendant Real Estate	3
Cendant Termination Event	44
Certificate of Formation	1
Change of Control	3
Closing Date	4
Code	4
Common Interest Percentage	25
Common Interests	25
Company	1
Company Expenses	60
Company Minimum Gain	4

v

Company Property or Properties	4
Company Regulatory Event	5
Confidential Information	24
Contributed Property	5
Contribution Agreement	5
Contribution Date	19
Contribution Notice	18
Control	5
Controlling Person	5
Customer	5
Depreciation	5
Dispute	67
Disputing Member	67
Distributable Net Income	6
Event of Dissolution	54
Fair Market Value	6
FHA	6
Fiscal Period	6
Fiscal Quarter	6
GAAP	6
Governmental Entity	6
Gross Asset Value	7
HUD	8
HUD-Manager	34
Indemnified Parties	62
Initial Capital Contribution	25
Initial Officers	40
Initial Operating Agreement	1
Insolvency	8
Interest	8
Investor Commitments	8
Lease	8
License Agreement	8
Liquidating Trustee	55
Loan Funding Facility	8
Losses	8
LTM Net Income	46
Major Action	36
Management Services Agreement	8
Managing Member	9
Master Sublease Agreement	9
Mediation Request	67

Member	1, 9
Member Nonrecourse Debt	9
Member Nonrecourse Debt Minimum Gain	9
Member Nonrecourse Deductions	9
Members	1
Minimum Capital Requirements	38
Mobility Interim MSA	9
Mortgage Instrument	10
Mortgage Loan	10
Mortgage Loan Disclosure	10
Mortgage Loan Documents	10
Mortgage Loan Sale Agreement	10
Mortgage Note	10
Mortgaged Property	10
MSA	10
Net Income	10
Net Loss	10
New Member	12
Nonrecourse Deductions	12
Nonrecourse Liability	12
Non-Renewal Notice	53
Non-Renewal PHH Sale	53
Non-Renewal Put	53
NRT Interim MSA	12
Origination Channels	12
Other Indemnified Parties	64
Person	12
PHH	12
PHH Advisors	34
PHH Change of Control	13
PHH Interests	47
PHH Material Breach	44
PHH Member	1
PHH Regulatory Event	12
PHH Sale	45
PHH Sale Notice	47
PHH Termination Event	48
PIMI Contributed Assets	19
PMC	12
Proceeding	13
Purchase Notice	49
Purchase Price	48

Purchase Right	48
Put Date	46
Put Price	45
Regulatory Event Fee	44
Regulatory Order	13
Related Transaction	33
RESPA	13
Rules	67
Sale Date	48
Sale Price	47
Securities Act	13
Small Corps	13
Special Termination Event	42
Special Termination Notice	42
Special Termination Put	53
SRA	1
State Agency	13
Subsequent Capital Contributions	19
Subsidiary	13
Tax Matters Member	62
Termination Payment	46
Transaction Documents	13
Transfer	14
Treasury Regulations	14
Two Year PHH Sale	50
Two Year Put	50
Two Year Put Closing Date	51
Two Year Put Date	50
Two Year Put Price	50
Two Year Sale Date	50
Two Year Sale Price	51
Two-Year Termination Notice	50
Venture License Agreement	14

This AMENDED AND RESTATED LIMITED LIABILITY COMPANY OPERATING AGREEMENT, dated as of January 31, 2005 (this “Agreement”), of PHH Home Loans, LLC (the “Company”), a Delaware limited liability company, is by and between PHH Broker Partner Corporation, a Maryland corporation (the “PHH Member”), and Cendant Real Estate Services Venture Partner, Inc., a Delaware corporation (the “Cendant Member”) and each Person (as hereinafter defined) subsequently admitted as a member of the Company (individually, a “Member” and, collectively, the “Members”).

W I T N E S S E T H:

WHEREAS, the PHH Member and the Cendant Member entered into a Limited Liability Company Operating Agreement, effective as of November 3, 2004 (the “Initial Operating Agreement”) and formed the Company pursuant to and in accordance with the Limited Liability Company Act of the State of Delaware (the “Act”) by filing the Certificate of Formation of the Company (the “Certificate of Formation”) in accordance with the Act;

WHEREAS, the Members desire to amend and restate the Initial Operating Agreement;

WHEREAS, the Members intend that hereafter the principal purpose of the Company shall be to originate and sell mortgage loans sourced through Cendant’s owned residential real estate brokerage and corporate relocations businesses and from all U.S.-based employees of Cendant and its Subsidiaries, in accordance with the terms and provisions of this Agreement;

WHEREAS, this Agreement sets forth, among other things, the agreement among the Members as to the governance of the affairs of the Company and the conduct of its business; and

WHEREAS, concurrently with the execution of this Agreement, Cendant Real Estate, PHH, the Cendant Member, PMC, the PHH Member and the Company have entered into a Strategic Relationship Agreement (as amended from time to time, the “SRA”) which sets forth certain matters related to the business relationship among the parties thereto during the term of this Agreement.

NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants, promises and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Members agree as follows:

ARTICLE I

Definitions

Section 1.1 Definitions. As used in this Agreement, the following terms shall each have the meaning set forth in this Article (unless the context otherwise requires).

“Adjusted Capital Account” means, with respect to any Member, the balance, if any, in such Member’s Capital Account as of the end of the relevant Fiscal Period, after: (i) crediting to such Capital Account any amounts that such Member is obligated to restore pursuant to Treasury Regulation Section 1.704-1(b)(2)(ii)(c) (or is deemed to be obligated to restore pursuant to the penultimate sentences of Treasury Regulation Sections 1.704-2(g)(1) and 1.704-2(i)(5)) and (ii) debiting to such Capital Account the items described in Treasury Regulation Sections 1.704-1(b)(2)(ii)(d)(4), (5) and (6).

“Affiliate” means, when used with reference to a specific Person, any Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with such specific Person. For the avoidance of doubt, neither the Company nor any of the Brand Franchisees, as defined in the SRA, shall be deemed to be an Affiliate of Cendant or any of Cendant’s Affiliates for any purpose hereunder or under any of the other Transaction Documents.

“Agreement” means this Agreement, including the Schedules and Exhibits hereto, as originally executed and as subsequently amended from time to time in accordance with the provisions hereof.

“Assignment” shall mean a document, sufficient under the laws of the jurisdiction where the related Mortgaged Property is located, to reflect all transfers of the applicable Mortgage Instrument and the Mortgage Note.

“Bankruptcy” means, with respect to any Person, the happening of any one or more of the following events: (a) such Person (or, in the case of any Person which is a partnership, any general partner thereof): (i) makes an assignment for the benefit of creditors; (ii) files a voluntary petition in bankruptcy; (iii) is adjudged bankrupt or insolvent, or there has been entered against such Person (or general partner) an order for relief, in any bankruptcy or insolvency proceeding; (iv) files a petition or answer seeking in respect of such Person (or general partner) any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation; (v) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against such Person (or such general partner) in any proceeding of a nature described above; or (vi) seeks, consents or acquiesces in the appointment of a trustee, receiver or liquidator of such Person (or such general partner) or of all or any substantial part of such Person’s (or such general partner’s) properties; or (b) 120 days after the commencement of any proceeding against any such Person (or such general partner) seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, if such proceeding has not been dismissed, or within 90 days after the appointment without such Person’s (or such general partner’s) consent or acquiescence of a trustee, receiver or liquidator of the Person (or such general partner) or of all or any substantial part of such Person’s (or such general partner’s) properties, if such appointment is not vacated or stayed, or within 90 days after the expiration of any such stay, if such appointment is not vacated.

“Beneficial Owner” shall, with respect to any Person, be determined as set forth in Rule 13d-3 of the General Rules and Regulations of the Securities Exchange Act of 1934, as in effect on the date hereof.

“Business Day” means any day other than a Saturday, Sunday or a holiday on which commercial banks in the State of New York are closed.

“Cendant” means Cendant Corporation, a Delaware corporation.

“Capital Contribution” means, with respect to any Member, the amount of cash and the initial Gross Asset Value of any asset (other than cash) contributed to the capital of the Company pursuant to Article IV hereof.

“Cendant Mobility Office” means any office comprising part of Cendant’s corporate relocation business, including, without limitation, any office of Cendant Mobility Services Corporation (“Cendant Mobility”) or any of its Subsidiaries, whether owned as of the date hereof or acquired or opened hereafter by Cendant Mobility or one of its Subsidiaries.

“Cendant Owned Real Estate Office” means any residential real estate brokerage office owned as of the date hereof or acquired or opened hereafter by Cendant Real Estate or one of its Subsidiaries, including NRT Incorporated.

“Cendant Real Estate” means Cendant Real Estate Services Group, LLC, a Delaware limited liability company.

“Change of Control” means, with respect to any Person, the occurrence of any event set forth in one of the following paragraphs:

(a)	any “person” or “group” (as such terms are used in Section 13(d)(3) of the Exchange Act) is or becomes the Beneficial Owner, directly or indirectly, of securities of such Person representing greater than one-third of the combined voting power of such Person’s outstanding securities;

(b)	during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of such Person (together with any new directors whose election or appointment by such Board or whose nomination for election by the stockholders of such Person was approved by a vote of not less than a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute at least two-thirds of the Board of Directors of such Person;

(c)	there is consummated a merger, consolidation or similar transaction (including a recapitalization) of such Person with any other Person, other than a merger or consolidation immediately following which the stockholders of such Person immediately prior thereto own in the aggregate not less than two-thirds of the combined voting power of the entity surviving such merger, consolidation or similar transaction or the Controlling Person thereof; or

(d)	there is consummated a sale or disposition by such Person of all or a substantial portion of such Person’s assets to another Person, other than a sale or disposition immediately following which the stockholders of such Person immediately prior thereto own in the aggregate not less than two-thirds of the combined voting power of such other Person or the Controlling Person thereof.

“Closing Date” means January 31, 2005.

“Code” means the Internal Revenue Code of 1986.

“Company Minimum Gain” means “partnership minimum gain” as set forth in Treasury Regulation Sections 1.704-2(b)(2) and 1.704-2(d).

“Company Property or Properties” means all interests, properties, whether real or personal, and rights of any type owned or held by the Company, whether owned or held by the Company at the date of its formation or thereafter acquired.

“Company Regulatory Event” means a situation in which (i) the Company becomes subject to any Regulatory Order, or any Governmental Entity initiates a Proceeding with respect to the Company, and (ii) such Regulatory Order or Proceeding prevents or materially impairs the Company’s ability to originate loans for any period of time in a manner that adversely affects the value of one or more of the quarterly distributions to be paid by the Company pursuant to Section 5.6 of this Agreement; provided, however, that Company Regulatory Event shall not include (1) any order, directive or interpretation or change in law, rule or regulation, in any such case that is applicable generally to companies engaged in the mortgage lending business such that the Company is unable to cure the resulting circumstances described in (ii) above, or (2) any Regulatory Order or Proceeding that results solely from acts or omissions on the part of the Cendant Entities or their Affiliates.

“Contributed Property” means property or other consideration (other than cash) contributed to the Company in exchange for Interests.

“Contribution Agreement” means the Contribution Agreement to be entered into by and among the Cendant Member, the Company and the PHH Member pursuant to Section 2.11 hereof.

“Control” shall mean, with regard to any Person, the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative with the foregoing.

“Controlling Person” means a Person who controls another Person.

“Customer” means any individual who contacts the Company, whether in person or by mail, phone, via the Internet (including by electronic mail), or otherwise, or who is so contacted by the Company, about the possibility of obtaining a Mortgage Loan through the Company, or who otherwise obtains a Mortgage Loan from or through the Company.

“Depreciation” means, for each Fiscal Period, an amount equal to the depreciation, amortization or other cost recovery deduction allowable with respect to an asset for such Fiscal Period; provided, however, that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such Fiscal Period, Depreciation shall be an amount that bears the same ratio to such Gross Asset Value which the asset had when its value was last adjusted, as the federal income tax depreciation, amortization or other cost recovery deduction with respect to such asset for such Fiscal Period bears to the adjusted tax basis which the asset had when its value was last adjusted; and provided, further, that if the federal income tax depreciation, amortization or other cost recovery deduction for such Fiscal Period is zero, then, subject to Section 6.3(a)(xiv), Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the Managing Member.

“Distributable Net Income” shall mean, for each Fiscal Quarter, an amount equal to the net income of the Company and its Subsidiaries, on a consolidated basis, determined in accordance with GAAP, less any amounts retained by the Company as shall be necessary to meet the Minimum Capital Requirements (which requirements shall be approved by the Board pursuant to Section 6.3).

“Fair Market Value” means the fair market value of an asset, as determined by the Managing Member using any reasonable method of valuation, except as otherwise provided herein; provided, however, that such fair market value shall be approved by the Board as provided in Section 6.3(a)(xvii).

“FHA” means the Federal Housing Administration of HUD or any successor thereto.

“Fiscal Period” means the period (i) commencing (w) at the beginning of each Fiscal Quarter, (x) the date of any acquisition of Interests by any new or existing Member in exchange for a Capital Contribution, or (y) on each date following the effective date of any distribution to a Member of any property as consideration for an Interest in the Company, and (ii) ending on the date immediately preceding the first day of the next Fiscal Period; provided, that the last Fiscal Period shall end on the date on which all assets of the Company are distributed to the Members pursuant to Section 9.4 hereof.

“Fiscal Quarter” means (i) the period commencing on the date of this Agreement and ending on March 31, 2005, or (ii) any subsequent three (3) month period commencing on January 1, April 1, July 1 and October 1 and ending on March 31, June 30, September 30 and December 31, respectively; provided, that the last Fiscal Quarter shall end on the date on which all assets of the Company are distributed to the Members pursuant to Section 9.4 hereof.

“GAAP” means generally accepted accounting principles in the United States.

“Governmental Entity” means any court, agency or commission or other governmental or regulatory authority.

“Gross Asset Value” means, with respect to any asset, such asset’s adjusted basis for federal income tax purposes, except as follows:

(i) the initial Gross Asset Value of any asset contributed by a Member to the Company shall be the Fair Market Value of such asset;

(ii) the Gross Asset Value of all Company assets shall be adjusted to equal their respective Fair Market Values, as of the following times: (a) the acquisition of an additional interest in the Company by any new or existing Member in exchange for more than a de minimis Capital

Contribution, (b) the distribution by the Company to a Member of more than a de minimis amount of Company assets as consideration for an interest in the Company and (c) the liquidation of the Company, within the meaning of Treasury Regulation Section 1.704-1(b)(2)(ii)(g); provided, however, that, with approval of the Board pursuant to Section 6.3(a)(xiv) hereof, adjustments pursuant to clause (ii)(a) or (ii)(b) of this definition shall be made only if the Managing Member reasonably determines that such adjustments are necessary or appropriate to reflect the relative economic interests of the Members in the Company;

(iii) the Gross Asset Value of any Company asset distributed to any Member shall be adjusted to equal the Fair Market Value of such asset on the date of such distribution, unreduced by any liability secured by such asset; and

(iv) the Gross Asset Value of Company assets will be increased or decreased to reflect any adjustment to the adjusted basis of such assets under Sections 734(b) or 743(b) of the Code, but only to the extent that the adjustment is taken into account in determining Capital Accounts under Treasury Regulation Section 1.704-1(b)(2)(iv)(m) and paragraph (f) of the definition of Net Income and Net Loss or Section 5.2(f), provided, however, that Gross Asset Values shall not be adjusted pursuant to this paragraph (iv) to the extent the Managing Member determines that an adjustment pursuant to paragraph (ii) above is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this paragraph (iv) and the Board authorizes such paragraph (ii) adjustment pursuant to Section 6.3(a)(xiv) hereof.

If the Gross Asset Value of an asset has been determined or adjusted pursuant to paragraph (i), paragraph (ii) or paragraph (iv) above, such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Net Income and Net Loss.

“HUD” means the United States Department of Housing and Urban Development or any successor thereto.

“Interest” means (i) a Member’s share of Net Income (and items of income and gain) and Net Loss (and items of loss and deduction) of the Company and a Member’s right to receive distributions from the Company in accordance with the provisions of this Agreement and the Act and (ii) such Member’s other rights and privileges as herein provided, including, without limitation, voting privileges.

“Insolvency” means, when used with respect to any Person, such Person is unable to pay its debts and obligations as they become due, or has incurred debts beyond its ability to pay such debts as they mature.

“Investor Commitments” means any agreement, contract or arrangement pursuant to which any Person purchases or agrees to purchase Mortgage Loans from the Company or any Subsidiary of the Company.

“Lease” means the Bishop’s Gate Sublease, substantially in the form of Exhibit A hereto, to be entered into between the Company and PMC on the Contribution Date, pursuant to which the Company will lease space from PMC at 3000 Leadenhall Road, Mt. Laurel, NJ 08054.

“License Agreement” means the Trademark License Agreement, dated as of the date of this Agreement, between PMC and TM Acquisition Corp., Coldwell Banker Real Estate Corporation and ERA Franchise Systems, Inc., pursuant to which PMC has been granted a license to use the Cendant Real Estate Franchisee Brands (as defined in the SRA) in connection with its business, on the terms set forth therein.

“Loan Funding Facility” means a credit or loan agreement or other funding arrangement, approved by the Board pursuant to Section 6.3 hereof, pursuant to which the Company and/or its Subsidiaries borrows money for the purpose of funding Mortgage Loan originations.

“Losses” means any and all losses, damages, disbursements, suits, claims, liabilities, obligations, judgments, fines, penalties, charges, amounts paid in settlement, costs and expenses (including, without limitation, reasonable attorneys’ fees and expenses), and shall specifically include, but only for purposes of Section 12.4 hereof, any indirect, special, incidental or consequential damages (including lost profits and lost cash distributions).

“Management Services Agreement” means the Management Services Agreement, substantially in the form attached hereto as Exhibit B, to be entered into by the Company and PMC in accordance with Section 2.11 of this Agreement.

“Managing Member” means the PHH Member, or such other Member as may replace the PHH Member as Managing Member pursuant to Section 8.2 or 8.4 hereof.

“Master Sublease Agreement” means the Master Shared Office Space Agreement, substantially in the form attached hereto as Exhibit C, to be entered into between the Company and NRT on the Contribution Date, pursuant to which the Company will sublease from NRT office space utilized by field personnel of the Company who are co-located in a Cendant Owned Real Estate Office.

“Member” means, at any time, a Person admitted as a member of the Company pursuant to Section 3.2 hereof and listed on Schedule I hereto. If a Member Transfers its Interest or any portion thereof to a Person who is not a Member, reference in this Agreement to a “Member” or such Member’s Capital Account in connection with such Transferred Interest or portion thereof shall be deemed to be a reference to the record holder of such Transferred Interest or portion thereof for the purpose of calculating the economic interest and Capital Account balances and adjustments represented by such Transferred Interest or portion thereof until such record holder of such Transferred Interest or portion thereof is admitted as a Member.

“Member Nonrecourse Debt” means “partner nonrecourse debt” as set forth in Treasury Regulation Section 1.704-2(b)(4).

“Member Nonrecourse Debt Minimum Gain” means an amount with respect to each Member Nonrecourse Debt, equal to the Company Minimum Gain that would result if such Member Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Treasury Regulation Section 1.704-2(i)(3).

“Member Nonrecourse Deductions” means “partner nonrecourse deductions” as set forth in Treasury Regulation Section 1.704-2(i)(2), and the amount of Member Nonrecourse Deductions with respect to a Member Nonrecourse Debt for a Fiscal Period shall be determined in accordance with the rules of Treasury Regulation Section 1.704-2(i)(2).

“Mobility Interim MSA” means the Marketing Agreement, by and between Cendant Mobility and PMC, dated as of January 31, 2005.

“Mortgage Instrument” means any deed of trust, security deed, mortgage, or other instrument which constitutes a first lien or second lien on the Mortgaged Property securing payment by a mortgagor of a Mortgage Note.

“Mortgage Loan” means a mortgage loan (including a home equity line of credit) evidenced by one or more promissory notes and secured by a mortgage or deed of trust on one or more residential real estate properties.

“Mortgage Loan Disclosure” shall mean any disclosure, notice or other document or statement that, pursuant to applicable law, must be provided to a Customer by or on behalf of the Company in connection with the origination, closing and funding of a Mortgage Loan or an application for a Mortgage Loan.

“Mortgage Loan Documents” means the Mortgage Instruments, Mortgage Notes and Assignments.

“Mortgage Loan Sale Agreement” means a Mortgage Loan Sale Agreement to be entered into by and between the Company and PMC in accordance with Section 2.11 hereof.

“Mortgage Note” means the mortgage note, deed of trust note, security deed note or other form of promissory note executed by a mortgagor and secured by a Mortgage Instrument evidencing the indebtedness of the mortgagor under a Mortgage Loan.

“Mortgaged Property” means the interest in real property pledged to secure a Mortgage Note, as evidenced by one or more Mortgage Instruments.

“MSA” means the Marketing Services Agreement, dated as of the date of this Agreement, by and between PMC and certain Subsidiaries of Cendant Real Estate.

“Net Income” and “Net Loss” shall mean, for each Fiscal Period, an amount equal to the Company’s items of taxable income or loss for such Fiscal Period, determined in accordance with Section 703 of the Code (for this purpose all items of income, gain, loss and deduction required to be separately stated pursuant to Section 703(a)(1) of the Code shall be included in taxable income or loss), with the following adjustments (without duplication):

(a) any income that is exempt from federal income tax and not otherwise taken into account in computing Net Income or Net Loss shall be added to taxable income or loss;

(b) any expenditures of the Company described in Section 705(a)(2)(B) or that are treated as Section 705(a)(2)(B) expenditures pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Net Income or Net Loss, shall be subtracted from such taxable income or loss;

(c) in the event that the Gross Asset Value of any Company asset is adjusted pursuant to the definition of Gross Asset Value, the amount of such adjustment shall be taken into account as an item of gain (if the adjustment increases the Gross Asset Value of the asset) or an item of loss (if the adjustment decreases the Gross Asset Value of the asset) from the disposition of such asset and shall be taken into account for purposes of computing Net Income or Net Loss;

(d) gain or loss resulting from the disposition of property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Gross Asset Value;

(e) in lieu of the depreciation, amortization, and other costs recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation with respect to each asset of the Company for such Fiscal Period computed in accordance with the definition of Depreciation;

(f) to the extent an adjustment to the adjusted basis of any Company asset pursuant to Section 734(b) or 743(b) of the Code is required pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(m)(4) to be taken into account in determining Capital Accounts as a result of a distribution other than in complete liquidation of a Member’s Interest, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis of the asset) from the disposition of the asset and shall be taken into account in computing Net Income or Net Loss; and

(g) notwithstanding any other provision of this definition, any items specially allocated pursuant to Section 5.2 shall not be considered in determining Net Income or Net Loss.

“New Member” means any Person not listed on Schedule I as of the date hereof who has been admitted as a Member to the Company pursuant to Section 3.2 hereof.

“Nonrecourse Deductions” has the meaning set forth in Treasury Regulation Section 1.704-2(b)(1), and the amount of the Nonrecourse Deductions for a Fiscal Period shall be determined in accordance with Treasury Regulation Section 1.704-2(c).

“Nonrecourse Liability” means a liability (or that portion of a liability) with respect to which no Member bears the economic risk of loss as determined under Treasury Regulation Section 1.704-2(b)(3).

“NRT Interim MSA” means the Marketing Agreement, by and between NRT Incorporated and PMC, dated as of January 31, 2005.

“Origination Channels” has the meaning assigned to such term in the SRA.

“Person” means any individual, general partnership, limited partnership, corporation, limited liability company, joint venture, trust, business trust, governmental agency, cooperative, association, or other entity, and the heirs, executors, administrators, legal representatives, successors and assigns of such person, as the context may require.

“PHH” means PHH Corporation, a Maryland corporation.

“PHH Regulatory Event” means a situation in which (i) PMC or any of its Affiliates (other than the Company) becomes subject to any Regulatory Order, or any Governmental Entity initiates a Proceeding with respect to PMC or any of its Affiliates (other than the Company), and (ii) such Regulatory Order or Proceeding prevents or materially impairs the Company’s ability to originate loans for any period of time in a manner that adversely affects the value of one or more quarterly distributions to be paid by the Company pursuant to Section 5.6 of this Agreement; provided, however, that PHH Regulatory Event shall not include (1) any order, directive or interpretation or change in law, rule or regulation, in any such case that is applicable generally to companies engaged in the mortgage lending business such that PMC or such Affiliate or the Company is unable to cure the resulting circumstances described in (ii) above, or (2) any Regulatory Order or Proceeding that results solely from acts or omissions on the part of Cendant or its Affiliates.

“PMC” means PHH Mortgage Corporation, a New Jersey corporation.

“PHH Change of Control” means a Change of Control of PHH, or the Managing Member or any other Affiliate of PHH that beneficially owns, directly or indirectly, any Interest of the Company.

“Proceeding” means any legal, administrative, arbitral or other proceeding, claim, action or governmental or regulatory investigation of any nature.

“Regulatory Order” means any injunction, order, judgment, decree, memorandum of understanding, consent decree, directive or regulatory restriction, or any change in or interpretation of any law, rule or regulation, imposed by a Governmental Entity.

“RESPA” means the Real Estate Settlement Procedures Act, 12 U.S.C. § 2601 et seq., and the Department of Housing and Urban Development’s implementing regulation, Regulation X, 24 C.F.R. § 3500 et seq.

“Securities Act” means the Securities Act of 1933.

“Small Corps” means, collectively, the companies listed in Exhibit D.

“State Agency” means any agency or other Governmental Entity of any of the fifty states of the United States or of the District of Columbia, in each case having authority to regulate the mortgage-related activities of the Company or any of its Subsidiaries or to determine the investment requirements with regard to mortgage loan originations performed by the Company or any of its Subsidiaries.

“Subsidiary” means, when used with respect to any party, any corporation, partnership, limited liability company or other organization, whether incorporated or unincorporated, which is consolidated with such party for financial reporting purposes under GAAP, and, when used with respect to the Company, shall include, without limitation, those Small Corps that will become Subsidiaries of the Company following the completion of the Subsequent Capital Contributions in accordance with Section 2.11 hereof.

“Transaction Documents” means, collectively, this Agreement, the SRA, the MSA, the NRT Interim MSA, the Mobility Interim MSA, the License Agreement, the Venture License Agreement, the Management Services Agreement, the Lease Agreement, the Master Sublease Agreement, the Contribution Agreement and the Mortgage Loan Sale Agreement.

“Transfer” means any change in the record or beneficial ownership of an Interest, whether made voluntarily or involuntarily by operation of law.

“Treasury Regulations” means the regulations promulgated by the U.S. Treasury Department pursuant to the Code.

“Venture License Agreement” means the Trademark License Agreement, by and among TM Acquisition Corp., Coldwell Banker Real Estate Corporation, ERA Franchise Systems, Inc. and the Company, dated as of January 31, 2005.

Section 1.2 Interpretation. Each definition in this Agreement includes the singular and the plural, and reference to the neuter gender includes the masculine and feminine where appropriate. References to any statute or Treasury Regulations means such statute or regulations as amended at the time and include any successor legislation or regulations. The headings to the Articles and Sections are for convenience of reference and shall not affect the meaning or interpretation of this Agreement. Except as otherwise stated, reference to Articles, Exhibits, Sections and Schedules mean the Articles, Exhibits, Sections and Schedules of this Agreement. The Exhibits and Schedules are hereby incorporated by reference into and shall be deemed a part of this Agreement.

ARTICLE II

General Provisions

Section 2.1 Form. The Members hereby agree to operate the Company as a limited liability company pursuant to the provisions of the Act and upon the terms and conditions set forth in this Agreement. Except as expressly provided herein to the contrary, the rights and obligations of the Members and the administration and termination of the Company shall be governed by the Act.

Section 2.2 Company Name. The name of the Company is “PHH Home Loans, LLC” or such other name or names as may be selected by a unanimous vote of the Members from time to time, and its business shall be carried on in such name and in the other names listed on Schedule 2.2 hereto, with such variations and changes thereto as the Members shall deem necessary to comply with requirements of the jurisdictions in which the Company’s operations are conducted.

Section 2.3 Registered Office; Registered Agent. The Company shall maintain a registered office in the State of Delaware at 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle, and the name of the Company’s registered agent in the State of Delaware is, Corporation Service Company.

Section 2.4 Place of Business. The business address of the Company is 3000 Leadenhall Road, Mt. Laurel, New Jersey 08054, or such other place as the Members shall designate by unanimous vote.

Section 2.5 Purpose; Nature of Business Permitted; Powers.

(a) The Company is formed for the purposes of (1) originating Mortgage Loans that are sourced through any Cendant Owned Real Estate Office and fulfilled through any of the Origination Channels, (2) originating Mortgage Loans that are sourced through any Cendant Mobility Office and fulfilled through any of the Origination Channels, (3) originating Mortgage Loans for U.S.-based employees of Cendant and its Subsidiaries and fulfilled through any of the Origination Channels, (4) originating Mortgage Loans sourced by any loan officer of the Company, either through any Cendant Owned Real Estate Office or through any Cendant Mobility Office, (5) selling all Mortgage Loans originated by the Company on a servicing-released basis on terms consistent with the provisions of Section 6.1(b) below, and (6) any other purpose agreed to unanimously by the Members in writing. For the avoidance of doubt, the purposes for which the Company is formed shall not include, and without the prior unanimous written consent of all Members the Company shall not engage in, (i) originating, purchasing or otherwise acquiring and holding Mortgage Loans for investment purposes, or (ii) servicing Mortgage Loans or retaining servicing rights with respect to any Mortgage Loans originated and sold by the Company.

(b) Subject to the other provisions of this Agreement, the Company shall possess and may exercise all of the powers and privileges granted by the Act or by any other law or by this Agreement, together with any powers incidental thereto, but only in so far as such powers and privileges are necessary to the conduct, promotion or attainment of the business purposes of the Company specified in Section 2.5(a) hereof, including, without limitation, the power:

(i) to acquire, hold, manage, own, sell, transfer, convey, assign, exchange, license, pledge or otherwise dispose of the Company’s interest in assets or any property held by the Company, including, without limitation, interests in technology, intellectual property rights and other proprietary processes, products or services;

(ii) to establish, have, maintain or close one or more offices within or without the State of Delaware and in connection therewith to rent or acquire office space and to engage personnel;

(iii) to open, maintain and close bank and brokerage accounts, including the power to draw checks or other orders for the payment of moneys, and to invest such funds as are temporarily not otherwise required for Company purposes;

(iv) to bring and defend actions and proceedings at law or in equity or before any Governmental Entity, including any State Agency;

(v) to hire consultants, custodians, attorneys, accountants and such other agents, officers and employees of the Company as it may deem necessary or advisable, and to authorize each such agent and employee to act for and on behalf of the Company;

(vi) to enter into, perform and carry out contracts and agreements of every kind necessary or incidental to the accomplishment of the Company’s business purposes, and to take or omit to take such other action in connection with the business of the Company as may be necessary or desirable to further the business purposes of the Company;

(vii) to obtain and hold any and all permits, licenses, consents, authorizations and approvals as the Managing Member may from time to time deem necessary or appropriate for the conduct of the business of the Company and its Subsidiaries, including, without limitation, any such licenses and authorizations as may be required pursuant to the rules and regulations of any State Agency; and

(viii) to carry on any other activities necessary or incidental to any of the foregoing.

Section 2.6 Business Transactions of a Member with the Company. In accordance with Section 18-107 of the Act and subject to the requirements of Section 6.1(e) and Section 6.3 hereof, a Member may lend money to, borrow money from, act as surety, guarantor or endorser for, guarantee or assume one or more specific obligations of, provide collateral for, and transact other business with, the Company and, subject to applicable law, shall have the same rights and obligations with respect to any such matter as a Person who is not a Member.

Section 2.7 No State-Law Partnership. No provisions of this Agreement shall be deemed or construed to constitute the Company a partnership (including, without limitation, a limited partnership), or any Member a partner of a partnership or a partner with any other Member, for any purpose other than, in each case, federal and state income tax purposes.

Section 2.8 Authorized Representatives. The “Authorized Representatives” of each Member shall be those Persons appointed from time to time as Advisors by such Member in accordance with Section 6.2 hereof. The written statements and representations of an Authorized Representative on behalf of a Member shall be the only authorized statements and representations of such Member with respect to the matters specifically covered by this Agreement. The term “approved by” or “consented to by” or “consent of” or “satisfactory to” with respect to a Member means a decision or action which has been consented to in writing by an Authorized Representative of such Member.

Section 2.9 Term. The existence of the Company commenced on the date of the filing of the Certificate of Formation in the Office of the Secretary of State of the State of Delaware, and shall continue until January 31, 2055, unless earlier dissolved pursuant to the provisions of Article IX hereof. Upon the occurrence of an Event of Dissolution, all FHA-insured loans held by the Company shall be transferred to an approved mortgagee or lender prior to dissolution of the Company.

Section 2.10 D/B/As, Fictitious Names, Licenses and Regulatory Approvals.

(a) The Company and its Subsidiaries shall make all d/b/a, fictitious name and similar filings as are listed on Schedule 2.10(a) hereto and shall obtain all licenses and regulatory approvals in each of the fifty (50) states and in the District of Columbia as shall be necessary to conduct its loan origination, loan sales and related operations as contemplated by this Agreement and the other Transaction Documents in all such jurisdictions. The Cendant Member shall be responsible for making all such d/b/a, fictitious name and similar filings, and the PHH Member shall be responsible for obtaining all such licenses and regulatory approvals. On the fifteenth (15th) of February, 2005 and on the first (1st) and fifteenth (15th) of each month thereafter, the PHH Member shall provide to the Cendant Member a detailed report on the status of all licenses and regulatory approvals necessary to operate the Company and its Subsidiaries.

(b) Not more than forty-five (45) days after the PHH Member receives all of the requisite d/b/a, fictitious name and other similar approvals for filings made by the Cendant Member in accordance with Section 2.10(a) above in any state, the PHH Member shall cause the Company to file with the appropriate regulatory authorities in such state all applications for the requisite licenses and regulatory approvals with respect to the business to be conducted by the Company and any of its Subsidiaries in such state; provided, however, that for purposes of counting the forty-five day period herein, no such approvals shall be deemed received by the PHH Member prior to February 15, 2005. The PHH Member shall pay to the Cendant Member a cash payment of $50,000 per month with respect to each state for which the Company shall not have met such forty-five (45) day deadline, with such payment being due and payable on the day of such deadline and again every thirty (30) days thereafter until such filing has been made.

(c) The PHH Member shall cause the Company to diligently pursue and use its reasonable best efforts to obtain all such licenses and regulatory approvals described above not later than July 31, 2005. Without limiting the foregoing, the PHH Member shall comply in a timely manner with all requests for information received from any State Agency (provided that the PHH Member shall not be responsible for any failure or refusal by Cendant to provide any information so requested) and shall cause representatives of the Company to meet in person with the requisite regulatory authorities in any state where such authorities have so requested or where receipt of approval from such authorities has been delayed and the Cendant Member so reasonably requests.

Section 2.11 Subsequent Capital Contributions.

(a) At any time after the Company shall have obtained all requisite licenses and approvals and made all other filings necessary to enable it to operate its business both (1) in not less than 25 states and (2) in each of those states listed on Schedule 2.11(a) hereto or any subset thereof approved by the Cendant Member in writing, the Cendant Member shall have the right to deliver to the PHH Member a written notice (the “Contribution Notice”) containing the Cendant Member’s election to cause the Subsequent Capital Contributions (as defined below) to occur. The Parties shall consummate the transactions constituting the Subsequent Capital Contributions on the date specified by the Cendant Member in the Contribution Notice, which date (the

“Contribution Date”) shall be no earlier than the seventh (7th) day following the date of delivery of such notice to the PHH Member. On the Contribution Date, the Parties shall take the following actions:

(i) the PHH Member shall contribute, or cause to be contributed, to the Company, (A) substantially all of the assets constituting the businesses of each of the companies constituting the Small Corps (with the form of the transaction in which such transfer shall occur being determined pursuant to subparagraph (b) below), and (B) those separately identifiable assets that comprise part of PMC’s “phone-in, move-in” origination channel and that will be utilized by the Company and its employees in the operation of its loan origination business (as identified and scheduled by the Parties in accordance with subparagraph (b) below) (the “PIMI Contributed Assets”);

(ii) the Cendant Member shall contribute, or cause to be contributed, to the Company (A) the right to use those tradenames and marks specified in the Venture License Agreement, on a royalty-free basis and otherwise on the terms set forth in such agreement, and (B) an amount of cash determined in accordance with subparagraph (b) below;

(iii) the parties shall execute the Contribution Agreement, the Management Services Agreement, the Mortgage Loan Sale Agreement, the Lease and the Master Sublease Agreement;

(iv) the PHH Member shall cause the Company to offer employment to (A) such employees of PMC as shall be reasonably necessary to enable the Company to perform its obligations pursuant to the terms of the SRA, and (B) all of the employees of the Small Corps (other than those Small Corps that will become Subsidiaries of the Company upon being contributed to the Company); and

(v) the PHH Member shall cause the Company to sponsor and maintain its own employee benefit plans (including, but not limited to welfare benefit plans and tax-qualified pension and retirement plans) for the benefit of the employees of the Company and its Subsidiaries.

The actions contemplated by subparagraphs (i) through (v) above are referred to herein as the “Subsequent Capital Contributions.”

(b) As soon as practicable after the date of this Agreement, in preparation for the Subsequent Capital Contributions, the Parties shall cooperate in good faith to do each of the following as promptly as practicable following the date hereof and in any event within such time as shall be necessary to enable the Subsequent Capital Contributions to occur by mid-year 2005:

(i) Determine the form of the transaction (merger, asset transfer, transfer of equity interests or other) pursuant to which the businesses of the Small Corps will be contributed to the Company (including, among other things, determining the consents and approvals and d/b/a and other filings, qualifications and notices required to be obtained or made in connection with such transaction and the expected timing thereof), it being understood that the final determination regarding the form of such transaction shall be made by the Cendant Member in its sole discretion, and that the Parties will work together with a view toward structuring the contributions so that the loans originated by the Small Corps whose businesses will be combined directly with the Company’s (rather than becoming Subsidiaries of the Company) will constitute not less than 15% of all loans originated directly by the Company;

(ii) Obtain all such consents and approvals and make all such d/b/a and other filings, qualifications and notices as shall be necessary to complete the contribution of the businesses of the Small Corps to the Company pursuant to the form of transaction determined in accordance with subparagraph (b)(i) above;

(iii) Prepare detailed and complete schedules identifying all of the PIMI Contributed Assets, all of the employees of PMC and its Subsidiaries who will be offered employment with the Company on the Contribution Date, and, if the form of transaction determined pursuant to subparagraph (i) above contemplates one or more asset transfer transactions, all of the assets, contracts and other rights constituting the businesses of the applicable Small Corps to be contributed to the Company pursuant to such transactions;

(iv) Obtain valuations (which in the case of subclauses (A) and (C) below shall be performed by an unaffiliated third party selected by the Cendant Member) for (A) the businesses of the Small Corps to be contributed to the Company pursuant to Section 2.11(a)(i)(A) above, (B) the PIMI Contributed Assets to be contributed to the Company pursuant to Section 2.11(a)(i)(B) above, and (C) the Venture Trademark License to be contributed to the Company pursuant to Section 2.11(a)(ii)(A) (it being understood that the amount of cash to be contributed to the Company by the Cendant Member pursuant to Section 2.11(a)(ii)(B) shall equal the difference between the total of the amounts determined pursuant to subclauses (A) and (B) above and the amount determined pursuant to subclause (C) above), and finalize Schedule II to this Agreement to reflect the updated Gross Asset Values for such assets based upon such valuations;

(v) Prepare all agreements, instruments and other documents necessary or appropriate to effect the transactions constituting the Subsequent Capital Contributions (including without limitation a Contribution Agreement), which agreements shall include provisions for, among other things, (A) customary representations from the PHH Member with respect to the assets to be contributed by it to the Company, the consents and approvals necessary to effect such contributions, compliance with law and other regulatory matters with respect to the businesses of the Small Corps and employee matters with respect to the period prior to the Contribution Date, and (B) indemnification of the Company by the PHH Member with respect to Losses arising out of or resulting from any matter, circumstance or event occurring prior to the Contribution Date with respect to or affecting the business, assets or employees of the Small Corps contributed by or on behalf of the PHH Member; and

(vi) Prepare a Mortgage Loan Sale Agreement having terms consistent with Section 6.1(b) of this Agreement.

(c) Prior to making the Subsequent Capital Contributions contemplated by subparagraph (a) above, if the form of transaction involves any of the companies comprising the Small Corps being merged into the Company or being contributed to the Company and becoming a Subsidiary of the Company as a result thereof, the PHH Member shall (i) settle and eliminate all intercompany accounts receivable, accounts payable or other arrangements and obligations between PHH or any of its Subsidiaries, on the one hand, and each such company, on the other, (ii) cause all of the ownership interests in Landover Mortgage LLC held by any such company to be distributed by such company to PMC, and (iii) in the case of any such company that will become a Subsidiary of the Company following the contribution, convert such company to a limited liability company pursuant to a transaction acceptable in form and substance to tax counsel for the Cendant Member prior to the Contribution Date.

(d) The PHH Member and its Affiliates (other than the Company and any of the Small Corps (or any successor thereto) that is merged into the Company or contributed as a Subsidiary of the Company) shall bear and pay all costs and expenses (including Taxes) associated with the contribution of the businesses of the Small Corps contemplated by Section 2.11(a) hereof, all of the transactions contemplated by Section 2.11(c) hereof, and obtaining the consents and approvals required in connection with the contribution of the Small Corps contemplated by Section 2.11(b)(ii) above. Each Member shall bear and pay its own costs in connection with the other transactions contemplated by this Section 2.11.

ARTICLE III

Members

Section 3.1 Members. The Company shall consist of the Members executing this Agreement and any New Members admitted to the Company by the Members in accordance with terms hereof. The Members of the Company, together with the Common Interest Percentages and addresses of such Members, are listed on Schedule I of this Agreement. As of the date hereof, there are no other Members of the Company and no other Person has any right to take part in the ownership or share in the profits of the Company. The Managing Member shall have the authority, without the consent of the Members, but subject to the limitations contained in Article VI hereof and otherwise in accordance with the terms of this Agreement, to amend Schedule I in connection with any Transfer or other change in ownership of Interests permitted hereunder and to reflect (a) the admission of any New Member, (b) the removal, expulsion, retirement or death of any Member, in each case, in accordance with the terms of this Agreement and (c) any change in the Interests of any Member effected in accordance with the terms of this Agreement (including Section 4.3 or 10.1 hereof). No Person shall be deemed to be a Member unless such Person has executed and delivered to the Company a copy of this Agreement. Each New Member shall be deemed to have a fully executed copy of this Agreement if such Member is delivered a copy of this Agreement which (a) has been executed by such Member and (b) is countersigned on the same page by an authorized officer of the Company.

Section 3.2 Admission of New Members. New Members of the Company may only be added if the addition of any such proposed New Member is approved, prior to such admission, by the unanimous consent of all Members and if such proposed New Member executes this Agreement and makes the representations and warranties set forth in Section 3.3 hereof. Notwithstanding the foregoing, a Person that (a) is an Affiliate of a Member and to whom such Member has Transferred all or any portion of its Interest in accordance with Section 10.1 hereof or (b) is a transferee of all or a portion of the Cendant Member’s Interest as permitted by Section 10.1 hereof shall be admitted as a New Member without the consent of the other Members, provided that such New Member executes this Agreement and makes the representations and warranties set forth in Section 3.3 hereof.

Section 3.3 Representations. Each Member hereby represents and warrants to the Company as follows:

(a) Such Member is a corporation, limited liability company, partnership or business trust duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization. Such Member has full right, power and authority to execute and deliver this Agreement and to perform each of its obligations hereunder.

(b) All necessary action, corporate or otherwise, on the part of such Member necessary to authorize the execution and delivery by such Member of this Agreement and the performance by such Member of its obligations hereunder has been taken, and no further action on the part of such Member is necessary for such authorization. This Agreement has been duly authorized, executed and delivered by such Member and (assuming due authorization, execution and delivery by the other Members), constitutes a legal, valid and binding obligation of such Member enforceable against such Member in accordance with its terms.

(c) Except as otherwise set forth in or contemplated by this Agreement with respect to the Company, no consent, approval or authorization of, or filing or registration with, any governmental or regulatory authority or any other Person (other than such as have been obtained or made by such Member) is required to be made or obtained by such Member in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement.

(d) Neither the execution and delivery of this Agreement by such Member nor the consummation by such Member of the transactions contemplated hereby, nor compliance by such Member with any of the terms or provisions hereof, will (i) conflict with or result in a breach of any provision of the certificate of incorporation, by-laws or similar governing documents of such Member or (ii) assuming the consents, permits, authorizations, approvals, filings and registrations previously disclosed in writing by such Member to the other Members are obtained or made (x) violate any statute, code, ordinance, rule, regulation, judgment, order, write, decree or injunction applicable to such Member or any of its properties or assets or (y) violate, conflict with, result in a breach of any provisions of, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of, accelerate the performance required by, or result in a right of termination or acceleration or the creation of any encumbrance upon any of the properties or assets of such Member under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which such Member is a party, or by which its properties or assets may be bound or affected, except, in the case of clause (ii), for such violations, conflicts, breaches or defaults which, either individually or in the aggregate, would not prevent or materially hinder or delay such Member’s ability to consummate the transactions contemplated hereby or perform its obligations hereunder.

Section 3.4 No Liability of Members. All debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company, and no Member shall be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a Member.

Section 3.5 Company Property. No real or other property of the Company shall be deemed to be owned by any Member individually but shall be owned by and title shall be vested solely in the Company. The Interests of the Members in the Company shall constitute personal property.

Section 3.6 Confidentiality.

(a) Each Member agrees not to disclose, communicate, use to the detriment of the Company or for the benefit of any other Person, or misuse in any way, any confidential information or trade secrets of the Company or any Subsidiary or any other Member or its Affiliates, including personnel information, secret processes, know-how, customer lists, formulas or other technical data (“Confidential Information”), except as may be required by law; provided, however, that (i) this prohibition shall not apply to (x) any information which, through no improper action of such Member, is publicly available or generally known in the industry or (y) any information which is disclosed upon the approval of all of the Members and (ii) such information may be disclosed to the extent required by law, legal process or applicable stock exchange rule. Each Member acknowledges and agrees that any information or data such Member has acquired on any of these matters or items were received in confidence and as fiduciary of the Company.

(b) It is agreed between the parties that the Company would be irreparably damaged by reason of any violation of the provisions of this Section 3.6 and that any remedy at law for a breach of such provisions would be inadequate. Therefore, the Company shall be entitled to seek and obtain injunctive or other equitable relief (including, but not limited to, a temporary restraining order, a temporary injunction or a permanent injunction) against any Member, such Member’s agents, assigns or successors for a breach or threatened breach of such provisions and without the necessity of proving actual monetary loss. It is expressly understood among the parties that this injunctive or other equitable relief shall not be the Company’s exclusive remedy for any breach of this Section 3.6 and that the Company shall be entitled to seek any other relief or remedy that it may have by contract, statute, law or otherwise for any breach hereof, and it is agreed that the Company shall also be entitled to recover its attorneys’ fees and expenses in any successful action or suit against any Member relating to any such breach. It is also expressly agreed that any Member shall have the right to enforce this Section 3.6 on behalf of the Company against the other Members.

(c) Notwithstanding the foregoing, the participation or involvement of any Member in the Company shall not confer upon the Company or otherwise entitle the Company or any other Member thereof to use or otherwise disclose in connection with the Company and its business and affairs the name of such Member without such Member’s prior consent.

(d) Except as otherwise agreed by the Members, in the event of a PHH Change of Control or anticipated PHH Change of Control, the PHH Member shall implement reasonable internal access controls and other restrictions on the use and disclosure of Confidential Information to prevent any directors, officers, employees, agents, consultants or contractors of a third party from having access to such Confidential Information.

ARTICLE IV

Capital Contributions

Section 4.1 Capital Structure. The capital structure of the Company shall consist of one class of Interests (“Common Interests”). Except as otherwise set forth herein, each of the Common Interests shall be identical.

Section 4.2 Capital Contributions.

(a) Each Member has contributed, as an initial capital contribution (“Initial Capital Contribution”) to the Company, the amount set forth opposite such Member’s name on Schedule I hereto, and hereby agrees to contribute, in accordance with the provisions of Section 2.11 of this Agreement, all of its right, title and interest (whether now held or hereafter acquired) in and to the assets described in Section 2.11(a) hereto having the estimated Gross Asset Values as are reflected on Schedule II hereto (with the final Gross Asset Values for such assets to be determined for purposes of this Agreement in accordance with Section 2.11).

(b) In exchange for the Initial Capital Contributions, each Member has received an Interest in the Company in proportion to the Interest percentage (“Common Interest Percentage”) set forth opposite the name of such Member on Schedule I hereto.

Section 4.3 Additional Provisions Concerning Capital Contributions.

(a) Capital Contributions. Other than as set forth in Section 4.2, no Member shall be permitted to make additional Capital Contributions to the Company except upon the prior written approval of all the other Members; provided, however, that notwithstanding anything to the contrary contained herein, in the event of an Additional Capital Determination (as defined below), then additional Capital Contributions shall be made by each Member in an amount equal to the product of (x) the Additional Capital Amount with respect to such Additional Capital Determination and (y) such Member’s Common Interest Percentage. An “Additional Capital Determination” shall mean a determination made by the Managing Member (which determination, if made, shall be immediately notified in writing to the Board), and approved by the Board pursuant to Section 6.3, that the Company requires additional Capital Contributions from the Members to satisfy the Minimum Capital Requirements, as defined in Section 6.3(a)(xviii) herein. The “Additional Capital Amount” with respect to any Additional Capital Determination shall mean the aggregate additional Capital Contributions required from all Members in connection therewith, as approved by the Board pursuant to Section 6.3.

(b) Interest. Interest, if any, earned on funds contributed or held by the Company shall inure to the benefit of the Company; the Members shall not be entitled to receive interest or any other payments from the Company with respect to their Capital Contributions or Capital Accounts.

Section 4.4 Capital Accounts.

(a) In accordance with Treasury Regulation Section 1.704-1(b)(2)(iv), a capital account (a “Capital Account”) shall be established and maintained for each Member throughout the full term of the Company. A Member’s Capital Account (i) shall be increased by (A) the amount of cash and the Fair Market Value of property (other than cash) contributed by such Member and (B) such Member’s allocable share of the Company’s Net Income (and items of income and gain) for each Fiscal Period; and (ii) shall be decreased by (A) the amount of cash and the Fair Market Value of property (other than cash) distributed to such Member and (B) such Member’s allocable share of the Company’s Net Loss (and items of deduction and loss) for each Fiscal Period.

(b) In addition to the adjustments specified by Section 4.4(a), each Member’s Capital Account shall also be adjusted for any other increases or decreases that are made to Capital Accounts pursuant to Section 704(b) of the Code and Treasury Regulation Section 1.704-1(b)(2)(iv).

(c) In the event any Interest or portion thereof is transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account or ratable portion thereof of the transferor to the extent such Capital Account relates to the Interest or portion thereof so transferred, except to the extent provided in Treasury Regulation Section 1.704-1(b)(2)(iv)(m).

(d) It is the intention of the Members that Capital Accounts shall be maintained in accordance with Section 704(b) of the Code and with the Treasury Regulations promulgated thereunder so that the allocations of items of income, gain, loss, deduction and credit provided herein have substantial economic effect thereunder.

(e) Except as may be required by the provisions of the Act or to the extent of any withdrawal of capital in contravention of this Agreement or any distribution in contravention of this Agreement, at no time during the term of the Company or upon dissolution and liquidation thereof shall a Member with a negative balance in his Capital Account have any obligation to the Company or the other Members to restore such negative balance, and such negative balance shall not be treated as an asset of the Company. Notwithstanding whether a Member has a positive or a negative balance in its Capital Account, a Member shall be obligated to restore to the Company the amount of any withdrawal of capital in contravention of this Agreement or any distribution in contravention of this Agreement.

Section 4.5 Return of Capital Contributions. Except as otherwise provided herein or in the Act, no Member shall have the right to withdraw, or receive any return of, all or any portion of such Member’s Capital Contribution.

Section 4.6 Loans From Members. Loans by a Member to the Company shall not be considered Capital Contributions. If any Member shall advance funds to the Company in excess of the amounts contributed by such Member to the capital of the Company, the making of such advances shall not result in any increase in the amount of the Capital Account of such Member. The amounts of any such advances shall be a debt of the Company to such Member and shall be payable or collectible only out of the Company assets in accordance with the terms and conditions upon which such advances are made. The repayment of loans from a Member to the Company upon liquidation shall be subject to the order of priority set forth in Section 9.4 hereof. Notwithstanding anything to the contrary in this Agreement, any Loan by a Member to the Company shall be subject to the provisions of Section 6.1(e) and shall be on arm’s-length market terms.

ARTICLE V

Allocations and Distributions

Section 5.1 Allocations of Net Income and Net Loss. This Section 5.1 sets forth the rules for both the book allocations of Net Income (and items of income and gain) and Net Loss (and items of loss and deduction), to reflect the economic arrangements of the Members and, subject to Section 5.5, for the tax allocations for United States federal income tax purposes, pursuant to Section 704 of the Code and the Treasury Regulations promulgated thereunder.

(a) Except as otherwise provided in this Article V, Net Loss shall be allocated among the Members with respect to each Fiscal Period as of the end of such Fiscal Period pro rata based upon their respective Common Interest Percentages.

(b) Except as otherwise provided in this Article V, Net Income shall be allocated among the Members with respect to each Fiscal Period as of the end of such Fiscal Period pro rata based upon their respective Common Interest Percentages.

Section 5.2 Adjustments and Special Allocations.

The following special allocations shall be made in the following order and prior to any other allocations under this Agreement:

(a) Minimum Gain Chargeback. Notwithstanding any other provision of this Article V and except as otherwise provided in Treasury Regulation Section 1.704-2(f), if there is a net decrease in Company Minimum Gain during any Fiscal Period of the Company, each Member shall be specially allocated items of Company income and gain for such Fiscal Period (and, if necessary, subsequent Fiscal Periods) in an amount equal to such Member’s share of the net decrease in Company Minimum Gain, as determined under Treasury Regulation Section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Member pursuant thereto. The items to be so allocated shall be determined in accordance with Treasury Regulation Sections 1.704-2(f)(6) and (j)(2). This Section 5.2(a) is intended to comply with the minimum gain chargeback requirement in such Treasury Regulation Section 1.704-2(f) and shall be interpreted consistently therewith.

(b) Member Minimum Gain Chargeback. Notwithstanding any other provision of this Article V, if there is a net decrease in Member Nonrecourse Debt Minimum Gain attributable to a Member Nonrecourse Debt, then, each Member who has a share of the Member Nonrecourse Debt Minimum Gain attributable to such Member Nonrecourse Debt, determined in accordance with Treasury Regulation Section 1.704-2(i), shall be specially allocated items of Company income and gain for such Fiscal Period (and, if necessary, subsequent Fiscal Periods) in an amount equal to such Member’s share of the net decrease in Member Nonrecourse Debt Minimum Gain attributable to such Member Nonrecourse Debt, determined in accordance with Treasury Regulation Section 1.704-2(i)(4). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Member pursuant thereto. The items to be allocated shall be determined in accordance with Treasury Regulation Sections 1.704-2(i)(4) and (j)(2). This Section 5.2(b) is intended to comply with the minimum gain chargeback requirement in Treasury Regulation Section 1.704-2(i)(4) and shall be interpreted consistently therewith.

(c) Qualified Income Offset. Pursuant to Treasury Regulation Section 1.704-1(b)(2)(ii)(d), in the event any Member unexpectedly receives any adjustments, allocations, or distributions described in Treasury Regulation Section 1.704-1(b)(2)(ii)(d)(4), (5) or (6), items of Company income and gain shall be specially allocated to such Member in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations, any Adjusted Capital Account Deficit as quickly as possible, provided that an allocation pursuant to this Section 5.2(c) shall be made only if and to the extent that such Member would have an Adjusted Capital Account Deficit after all other allocations provided for in this Section have been tentatively made as if this Section 5.2(c) were not in the Agreement. This Section 5.2(c) is intended to satisfy the provisions of Treasury Regulation Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistent therewith.

(d) Nonrecourse Deductions. Nonrecourse Deductions for any Fiscal Period shall be allocated among the Members in accordance with their respective Common Interest Percentage.

(e) Member Nonrecourse Deductions. Any Member Nonrecourse Deductions for any Fiscal Period of the Company or portion thereof shall be allocated to the Member who bears the economic risk of loss with respect to the Member Nonrecourse Debt to which such Member Nonrecourse Deductions are attributable, in accordance with Treasury Regulation Section 1.704-2(i)(1).

(f) Section 754 Adjustments. To the extent an adjustment to the adjusted tax basis of any Company asset is required pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(m) (2) or (4) to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis), and such gain or loss shall be allocated to the Members in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such sections of the Treasury Regulations.

Section 5.3 Net Loss Limitation.

Notwithstanding the provisions of Section 5.1(a), the Net Losses (or items of deduction or loss) allocated pursuant to Section 5.1(a) hereof shall not exceed the maximum amount of Net Losses (or items of deduction or loss) that can be so allocated without causing any Member to have an Adjusted Capital Account Deficit at the end of any Fiscal Period. In the event that some but not all Members would have Adjusted Capital Account Deficits as a consequence of the allocation of Net Losses (or items of deduction or loss) pursuant to Section 5.1 hereof, the limitation set forth in this Section 5.3 shall be applied on a Member by Member basis and Net Losses (or items of deduction or loss) not allocable to any Member as a result of such limitation shall be allocated to the other Members in accordance with the respective positive balances in such Members’ Capital Accounts so as to allocate the maximum permissible Net Losses (or items of deduction or loss) to each Member under Treasury Regulation Section 1.704-1(b)(2)(ii)(d).

Section 5.4 Other Allocation Rules.

(a) For purposes of determining the Net Income, Net Loss or other items allocable to any Fiscal Period, subject to approval by the Board pursuant to Section 6.3(a)(xiv) hereof, Net Income, Net Losses and such other items shall be determined on a daily, monthly or other basis as determined by the Managing Member using any permissible method under Section 706 of the Code and the Treasury Regulations thereunder. Without limiting the generality of the foregoing, the Managing Member shall, subject to approval by the Board pursuant to Section 6.3(a)(xiv), allocate items of Net Income (and items of income or gain) and Net Loss (and items of deduction or loss) between a Member and any Person who has acquired an Interest in the Company from such Member (including as a result of the provisions of Article VIII) using any permissible method under Section 706 of the Code and the Treasury Regulations there under.

(b) “Excess nonrecourse liabilities” of the Company, within the meaning of Treasury Regulation Section 1.752-3(a)(3), shall, subject to Section 6.3(a)(xiv) hereof, be allocated to the Members in any permissible method as determined by the Managing Member.

Section 5.5 Tax Allocations; Code Section 704(c).

(a) Except as otherwise provided for in this Agreement, each item of income, gain, loss, deduction and credit shall be allocated among the Members in the same manner for U.S. federal income tax purposes as the correlative item of book income, gain, loss, deduction and credit is allocated pursuant to Sections 5.1, 5.2, 5.3 and 5.4. In addition, in accordance with Code Section 704(c) and the Treasury Regulations thereunder, items of income, gain, loss, deduction and credit with respect to any property contributed to the capital of the Company shall, solely for U.S. federal income tax purposes, be allocated among the Members so as to take account of any variation between the adjusted tax basis of such property at the time of contribution to the Company for U.S. federal income tax purposes and its initial Gross Asset Value at the time of contribution using the “traditional method” as set forth in Treasury Regulation Section 1.704-3(b).

(b) In the event the Gross Asset Value of any Company asset is adjusted in accordance with the definition of Gross Asset Value hereof, subsequent allocations of items of income, gain, loss and deduction with respect to such asset shall take account of any variation between the adjusted tax basis of such asset for U.S. federal income tax purposes and its adjusted Gross Asset Value in a manner consistent with the principles of Code Section 704(c) and the Treasury Regulations promulgated thereunder.

(c) Any elections or other decisions relating to such allocations shall, subject to Section 6.3(a)(xiv) hereof, be made by the Managing Member in any manner that reasonably reflects the purpose and intention of this Agreement. Allocations pursuant to this Section are solely for purposes of U.S. federal, state, and local income taxes and shall not affect, or in any way be taken into account in computing, any Members’ Capital Account or share of Net Income (or items of income or gain) or Net Loss (or items of loss or deduction), other items, or distributions pursuant to any provision of this Agreement.

Section 5.6 Distributions.

Within thirty (30) days following the completion of each Fiscal Quarter, the Managing Member shall cause the Company to distribute to all Members an amount equal to the Distributable Net Income for such Fiscal Quarter pro rata based upon their respective Common Interest Percentages.

ARTICLE VI

Management

Section 6.1 Managing Member.

(a) General. The PHH Member shall be the Managing Member of the Company, and shall manage the Company in accordance with this Agreement. The actions of the Managing Member taken in such capacity and in accordance with this Agreement shall bind the Company.

(b) Powers and Duties. Except for circumstances in which the approval of the Board is required by this Agreement pursuant to Section 6.3, the Managing Member shall have full, exclusive and complete discretion to manage the business and affairs of the Company in the ordinary course. Notwithstanding the foregoing, the Managing Member covenants and agrees to manage the business and affairs of the Company in accordance with the following terms and provisions:

(i) The Managing Member shall manage the business and affairs of the Company only in a manner consistent with and in furtherance of the purposes set forth in Section 2.5(a) of this Agreement. The Managing Member shall not cause or permit the Company or any of its Subsidiaries to engage in any business or activity other than that permitted to be conducted by the Company or any of its Subsidiaries pursuant to Section 2.5(a) of this Agreement, or take or fail to take any action that would prevent or preclude the Company from carrying on its business as contemplated in this Agreement.

(ii) The Managing Member shall cause the Company and its Subsidiaries to sell any and all Mortgage Loans it originates as promptly as practicable, but in no event earlier than three (3) Business Days following the closing and funding of such Mortgage Loan, and at no time shall the Managing Member cause or permit the Company or any of its Subsidiaries to hold any Mortgage Loans for investment purposes (it being the Members’ intent that at least 15% of the total number of all loans originated by the Company be sold to unaffiliated Persons pursuant to Investor Commitments or other sale arrangements entered into on terms consistent with the provisions of Section 6.1(b)(iii) below).

(iii) In connection with any sales of Mortgage Loans by the Company or any Subsidiary of the Company, whether to the Managing Member or any of its Affiliates or to Persons that are not Affiliates of any Member, the Managing Member shall cause the Company or such Subsidiary to sell such Mortgage Loans only on arm’s-length terms pursuant to industry-standard loan sale documentation and on industry-standard terms for best efforts execution inclusive for servicing released sales.

Such duties may be delegated by the Managing Member to such officers, agents or employees of the Company as the Managing Member may deem appropriate from time to time.

(c) Fiduciary Duties of Managing Member. The Managing Member, in the performance of its duties as such, shall owe to the Members duties of loyalty and due care of the type owed by the general partner of a limited partnership to its limited partners under the laws of the State of Delaware.

(d) Compliance with Transaction Documents. Without limiting the provisions of Section 6.1(b), the Managing Member shall cause the Company to operate its business at all times in a manner consistent with the SRA, this Agreement and all the other Transaction Documents.

(e) Transactions With Affiliates. Any transactions between the Company, on the one hand, and the Managing Member or any Affiliate thereof, on the other hand (any such transaction, a “Related Transaction”), including without limitation any arrangements for sale of Mortgage Loans (including the Mortgage Loan Sale Agreement), shall be approved by the Board in accordance with Section 6.3 prior to the time that the Company engages or agrees or commits to engage in any such Related Transaction. Notwithstanding the fact that the terms of a Related Transaction have been previously approved by the Board, the Managing Member shall not permit the Company to enter into a Related Transaction unless the transaction is entered into on an arm’s length basis on terms no less favorable to the Company than the terms that the Company could obtain from an independent third party.

(f) Status of Managing Member. The Managing Member shall be the sole “manager” (as that term is used in the Act) of the Company. Neither the Advisors nor the officers of the Company, in such capacity, shall be “managers.” No Person who is not also a Member may be appointed or serve as the Managing Member.

(g) Reliance by Third Parties. Third parties dealing with the Company may rely conclusively upon any certificate of the Managing Member to the effect that it (or its designee) is acting on behalf of the Company. Subject to the provisions of this Agreement, the signature of an authorized officer of the Managing Member shall be sufficient to bind the Company in every manner to any agreement or on any document.

(h) HUD Manager. Notwithstanding any other provisions of this Agreement, however, for the purposes of complying with the regulations of the HUD only, a separate person shall be designated by the Managing Member (upon prior written consent of the Cendant Member) as the HUD-Manager, who will have as his/her principal activity the management of the Company as it relates to the origination of FHA-insured mortgages and shall have exclusive authority to deal with HUD/FHA on behalf of the Company (the “HUD-Manager”). If the HUD-Manager withdraws or is removed, a new HUD-Manager shall be designated by the Managing Member, and HUD shall be notified of the change. Upon admission of any new Member, such new Member shall be deemed to agree that the HUD-Manager shall have exclusive authority to deal with HUD/FHA on behalf of the Company.

Section 6.2 Board of Advisors.

(a) Establishment. There is hereby established a committee (the “Board”) comprised of natural persons (the “Advisors”), whose primary purpose shall be to provide a means for the Cendant Member to exercise its approval rights over certain actions of the Company, as set forth in Section 6.3 below.

(b) Number of Advisors. The authorized number of Advisors shall be five (5) and the Board shall be designated as set forth in paragraphs (c) and (d) below. No Member may appoint any Advisor except as expressly set forth in paragraphs (c) and (d) below.

(c) Appointment by the PHH Member. The PHH Member shall have the right to designate (and to remove and/or designate successive replacements for) three (3) Advisors (“PHH Advisors”). Each PHH Advisor shall have one (1) vote with respect to any matter to be voted on by the Board. The initial PHH Advisors shall be Donna Van Osten, Marshall Gayden and Robert Groody.

(d) Appointment by Cendant. The Cendant Member shall have the right to designate (and to remove and/or designate successive replacements for) two (2) Advisors (“Cendant Advisors”). Each Cendant Advisor shall have one (1) vote with respect to any matter to be voted on by the Board. The initial Cendant Advisors shall be Dave Weaving and Judy Reeves.

(e) Term of Office. Once designated, an Advisor shall continue in office until such Advisor’s removal in accordance with this Agreement or such Advisor’s earlier death or resignation. Any Advisor may resign at any time by giving written notice to that effect to the Board and the Managing Member. Any such resignation shall take effect at the time of the receipt of that notice or any later effective time specified in that notice, and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective.

(f) Meetings of the Board. The Board shall meet regularly at least once each Fiscal Quarter, at such time and at such place as the Board may designate. Special meetings of the Board shall be held on the call of any Advisor upon at least five (5) Business Days (if the meeting is to be held in person) or two (2) Business Days (if the meeting is held by telephone communications) notice to each of the other Advisors, or upon such shorter notice as may be approved by the Advisors (including at least one PHH Advisor and at least one Cendant Advisor), and such notice may be delivered personally or by telephone, electronic mail, facsimile transmission, United States mail or courier to each Advisor at his or her business or residence address, provided that notice shall be deemed given when actually delivered to the Advisor. Any Advisor may waive such notice as to himself or herself.

(g) Conduct of Meeting. Any meeting of the Advisors may be held in person or telephonically.

(h) Quorum. A majority of the Advisors which have been designated and who are then in office shall constitute a quorum of the Board for purposes of conducting business, provided that such quorum shall include at least one Cendant Advisor, and provided further that proper notice of such meeting was delivered pursuant to paragraph (f) above.

(i) Voting. The effectiveness of any vote, consent or other action of the Board in respect of any matter set forth in Section 6.3 shall require a majority vote of the entire Board (at least three Advisors voting in favor of such consent or other action), provided that such majority must include the affirmative vote of at least one Cendant Advisor. No Advisor shall be disqualified from voting on, or shall be required to recuse himself or herself from the consideration of or voting on, any matter by reason of such Advisor’s or any related Person’s interest in such matter (it being understood that in approving or disapproving any matter an Advisor may act to protect the interests of such Advisor or related Person, as the Managing Member, a Member, or in any other capacity), so long as such Advisor discloses such interest to, or such interest is reasonably apparent to, the other Advisors. Only the Advisors in attendance at (or participating by telephone in) any meeting of the Board may vote on any matter as to which a vote is taken during such meeting, and no Advisor may vote by proxy, absentee ballot or any other means.

(j) Action Without Meeting. Any action required or permitted to be taken at any meeting of the Board may be taken without a meeting if all of the Advisors consent thereto in writing, and such writing is filed with the minutes of proceedings of the Board.

Section 6.3 Actions Requiring Board Approval.

(a) It is hereby understood and agreed by the Members that (x) the Company shall not take, nor shall the Managing Member and/or any officer of the Company cause the Company to take, nor shall the Company authorize or permit any of its Subsidiaries to take, any of the following actions (in each case, the taking of which shall be hereinafter referred to as a “Major Action”) without first obtaining approval thereof by the Board in accordance with Section 6.2, in each case:

(i) Accounting. (a) Except as otherwise may be mandated by GAAP, change any of the accounting principles or practices used by the Company or (b) change the independent auditors of the Company;

(ii) Acquisitions and Dispositions. Other than as specifically contemplated by this Agreement or any other Transaction Document or the then-current Annual Business Plan approved in accordance with Section 6.9 of this Agreement, (a)(1) purchase or acquire any assets or property (including real property or capital stock of a business) or (2) make any capital expenditures in excess of $100,000, or (b) sell, option, convey, exchange, lease (as lessor), license or otherwise dispose of or transfer any portion of or any interest in any property of the Company, other than sales of Mortgage Loans made in accordance with Section 6.1(b)(iii);

(iii) Advisors. Employ accountants, legal counsel, investment bankers or other experts, other than those currently used by PHH or Cendant, to perform services for the Company;

(iv) Bankruptcy. Make, execute or deliver on behalf of the Company an assignment for the benefit of creditors; or cause the Company, or any part thereof or interest therein to be subject to the authority of any trustee, custodian or receiver or to be subject to any proceeding for bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, relief of debtors, dissolution or liquidation, or similar proceedings with respect to the Company;

(v) Distributions or Capital Returns. Declare, set aside, or pay any dividend or make any distribution of assets (whether in cash, securities, property, or any combination thereof), or return to a Member any amount of its Capital Contribution, except, in each case, as expressly provided herein;

(vi) Indebtedness. Obligate the Company, any Subsidiary of the Company or any Member as a surety, guarantor, or accommodation party to any obligation; incur any indebtedness for borrowed money (other than pursuant to the Loan Funding Facility and trade payables incurred in the ordinary course of business); or impose upon any Member any personal liability in respect of any indebtedness of the Company, except as and to the extent agreed in writing by such Member;

(vii) Issuances or Repurchases of Interests. (a) sell or issue, or enter into any agreement to sell or issue, to any Person any Interest in the Company or option or other right to acquire any Interest or any other equity interest or quasi equity interest in the Company; (b) repurchase any Interest or any other equity interest in the Company, in each case other than as specifically contemplated by this Agreement; or (c) admit any Person as a Member;

(viii) Joint Ventures. Enter into any joint venture, joint operating or similar arrangement;

(ix) Judgments. (1) Confess a judgment against the Company, or settle or adjust any claims against the Company, resulting in either (A) the payment or transfer of consideration of more than $150,000 for a single judgment or claim or more than $500,000 in the aggregate during any 12-month period, (B) any material or significant restriction on the ability of the Company to conduct its business as contemplated by this Agreement and the other Transaction Documents, or (C) that otherwise causes a significant change in the business operations of the Company; or (2) commence any legal action or proceeding involving the Company where the amount exceeds $300,000;

(x) Liens or Encumbrances. Grant any lien or encumbrance on any property of the Company (other than the interest of any lessor in property leased by the Company as lessee under a capitalized lease or operating lease entered into in accordance with this Agreement), other than as specifically contemplated by this Agreement or the Loan Funding Facility;

(xi) Material Contracts. Enter into any new contract, or modify any existing contract, if such contract is a Transaction Document or is otherwise material to the business, results of operations or financial condition of the Company and its Subsidiaries taken as a whole;

(xii) Related Transactions. Enter into, modify or amend the terms of in any material manner, make any material waiver on behalf of the Company under, or terminate any Related Transaction, including any Transaction Document to which the Company, on the one hand, and PHH or any of its Subsidiaries (other than the Company), on the other, are parties;

(xiii) Mergers. Directly or indirectly, by operation of law or otherwise, merge with, consolidate with, acquire all or substantially all of the assets or capital stock of, or otherwise combine with, any Person, other than as specifically contemplated by this Agreement;

(xiv) Tax Matters. Take any action to the extent that this Agreement provides that such action is subject to the provisions of this Section 6.3(a)(xiv), make any election under the Code and other relevant tax laws as to the status of the Company, the treatment of items of income, gain, loss, deduction and expense, and as to all other relevant matters, including, without limitation, elections referred to in Section 754 of the Code, determine which items of cash outlay are to be capitalized or treated as current expenses, or select the method of accounting and bookkeeping procedures to be used by the Company;

(xv) Annual Business Plan. Approve each Annual Business Plan and any material changes thereto or deviations therefrom;

(xvi) Chief Executive Officer. Appointment of the president and/or chief executive officer of the Company;

(xvii) Fair Market Value. Make any determination of Fair Market Value required to be made under this Agreement;

(xviii) Minimum Capital Requirements. Make any final Additional Capital Determination or any determination regarding the respective Additional Capital Amounts required to be made by Members in connection therewith; or approve the amount of cash or cash equivalents that should be retained by the Company in order to meet minimum regulatory capital and reserve requirements imposed by any Governmental Entity, whether in connection with retaining the licenses and registrations necessary for the Company to originate Mortgage Loans or otherwise, or by any creditor of the Company or any of its Subsidiaries, including any lender under the Loan Funding Facility (the “Minimum Capital Requirements”);

(xix) Liquidating Trustee. The appointment of a Liquidating Trustee that is a Person other than the Managing Member; or

(xx) Agree to do any of the foregoing.

The Managing Member shall cause the governing documents of each of the Company’s Subsidiaries to provide that such Subsidiary must obtain the approval of the Company, as outlined pursuant to this Section 6.3, prior to taking any action set forth in this Section 6.3.

Section 6.4 Company Resources. Except as specifically provided in this Agreement or any other Transaction Document, or with the prior approval of the Board, the Company shall not pay to or use for the benefit of any Member, funds, assets, credit or other resources of any kind or description of the Company. Funds of the Company shall be deposited only in the accounts of the Company in the Company’s name, shall not be commingled with funds of any Member, and shall be withdrawn only upon such signature or signatures as may be designated in writing from time to time by the Managing Member.

Section 6.5 Advisors Have No Managerial Authority.

(a) Neither the Board nor the Advisors (individually or together with one or more other Advisors) shall have power to direct or participate in the management of the Company; provided, however, that nothing contained in this Section 6.5(a) shall adversely affect or impair the authority and obligations of the Board and the Advisors pursuant to Sections 6.2 and 6.3 hereof.

(b) The Advisors (acting in their individual capacity as such) shall owe no fiduciary or other duties to the Company or any Member.

(c) Unless expressly and duly authorized in writing to do so by the Managing Member and the Board, no other Member and no Advisor shall have any power or authority to bind or act on behalf of the Company in any way, to pledge its credit, or to render it liable for any purpose.

Section 6.6 Devotion of Time. The Advisors (in their capacity as Advisors) shall not be obligated to devote all of their time or business efforts to the affairs of the Company, and shall devote such time, effort, and skill as they deem appropriate for the execution of their duties and responsibilities under this Agreement.

Section 6.7 Officers. The initial executive officers of the Company shall be the individuals set forth in Schedule 6.7 hereto (the “Initial Officers”). Successors to the Initial Officers, and such other executive officers as may be necessary to conduct the business of the Company, shall be chosen by the Managing Member, subject to the approval of the Board if required pursuant to Section 6.3 hereof.

Section 6.8 Remuneration; Reimbursement. Neither the Managing Member nor any Advisor or officer shall be entitled to remuneration in its capacity as such.

Section 6.9 Approval of Annual Business Plan. Not less than seventy-five (75) days prior to the end of each fiscal year, the Managing Member shall submit to the Board the business plan of operations for the Company for the upcoming fiscal year, which shall contain detailed budget, planning, projection and profitability information (the “Annual Business Plan”). Each Annual Business Plan shall be subject to approval of the Board in accordance with Section 6.3.

Section 6.10 Reports.

(a) No later than the sixth (6th) Business Day following the end of each calendar month, the PHH Member shall, in its capacity as Managing Member on an outsourced basis, deliver to the Cendant Member:

(i) those surveys and reports listed and described in Schedule 6.10(a)(i) hereto to verify compliance with the covenant contained in Section 6.1(d); and

(ii) a copy of (a) the balance sheet of the Company as of the end of the month, (b) an income statement of the Company for such month, and (c) reports reflecting other financial and statistical information with respect to the Company, prepared substantially in the form of the report set forth in Schedule 6.10(a)(ii).

(b) No later than the tenth (10th) Business Day following the end of each calendar month, the PHH Member shall, in its capacity as Managing Member on an outsourced basis, deliver to the Cendant Member such forward-looking financial information about the Company and the Company’s operations as the Cendant Member may reasonably request (i.e., that is capable of being obtained, produced, or generated without undue effort by the Company and the Managing Member) from time to time (the “Monthly Forecasts”). The Managing Member shall (i) provide the Monthly Forecasts to the Cendant Member in the format requested by the Cendant Member and on a timely basis and (ii) make members of its management and the Company’s management reasonably available for discussion relating to such Monthly Forecasts. The Managing

Member acknowledges that the Cendant Member and any Affiliate thereof may use the Monthly Forecasts for the purpose of developing projections of the Company’s future financial performance and may include such projections in reports and other documents filed with Governmental Entities, and as such, the Managing Member represents and warrants to Cendant that the Managing Member shall prepare the Monthly Forecasts in good faith and shall use its reasonable best efforts to ensure that the Monthly Forecasts provide the most accurate estimate of the Company’s future results.

(c) No later than the tenth (10th) Business Day following the completion of each Fiscal Quarter, the PHH Member shall, in its capacity as Managing Member on an outsourced basis, deliver to the Cendant Member all statements, reports and other documents reasonably requested by the Cendant Member that may be necessary or appropriate for the Cendant Member or any Controlling Person thereof (including, without limitation, Cendant) to satisfy all its reporting requirements pursuant to the Securities Exchange Act of 1934.

(d) The Managing Member shall cause the Company to deliver to the Cendant Member the financial reports and other information described in Sections 11.5 and 11.6 hereof.

ARTICLE VII

Changes in Law; Financial Reporting

Section 7.1 Compliance with Law; Changes in Law.

(a) The Members shall use commercially reasonable efforts to ensure that the Company’s business and operations comply at all times with all applicable laws, including RESPA.

(b) In the event that, as a result of any change in law, rule or regulation or interpretation thereof after the date hereof, as set forth in a written document by a Governmental Entity of competent jurisdiction, (i) any term or provision of this Agreement or any of the other Transaction Documents, in the written opinion of nationally-recognized counsel of either party, is not compliant in any material respect with any applicable law, including RESPA, or (ii) the financial terms of this Agreement and the other Transaction Documents, taken as a whole, become materially inconsistent with the then-current market, the Members shall use commercially reasonable efforts to restructure the business and operations of the Company and amend the relevant provisions of this Agreement and the other Transaction Documents to the extent necessary to achieve as closely as possible the intention of the parties with respect to the economics of the relationships provided for in this Agreement and the other Transaction Documents in a manner that complies with such law, and, in the case of a change in law, rule or regulation described in (ii) above, the Cendant Member shall have the right, by providing written notice to the PHH Member, to cause PMC and the PHH Member to enter into good faith discussions to renegotiate the economic terms provided for in this Agreement and the other Transaction Documents. In the event the Members fail to reach agreement regarding any such restructuring and renegotiation on terms that are reasonably satisfactory to the Cendant Member within thirty (30) days following the date on which written notice is provided by the Cendant Member, the existing financial terms shall remain in full force and effect; provided, however, that in such case the Cendant Member may elect to solicit from the PHH Member and from other Persons a request for proposals for the provision of mortgage services substantially similar to those provided for in this Agreement and the other Transaction Documents. In the event that any proposal received by the Cendant Member contains financial and other terms that, taken as a whole, are reasonably determined by the Cendant Member to be superior to those set forth in the PHH Member’s proposal, and the Cendant Member notifies the PHH Member of its intent to accept such proposal, the PHH Member shall have thirty (30) days from the date of such notification to review and determine whether to accept all of the terms of such proposal, so long as such proposal complies with all applicable laws and regulations (it being understood that the Cendant Member shall have no obligation to accept any proposal at all). In the event that the PHH Member agrees to the terms of such proposal within such thirty (30) day period, such terms shall be incorporated into this Agreement and the other Transaction Documents effective as of a date not later than ten (10) days following such agreement. In the event the PHH Member fails to accept the terms of such proposal, then the Cendant Member, at its option, shall have the right to terminate its relationship as set forth in this Agreement by providing written notice (the “Special Termination Notice”) to the PHH Member and through completion of the transaction contemplated by Section 8.4(b) (a “Special Termination Event”). In the event that the proposal submitted by the PHH Member is selected by the Cendant Member, the terms of such proposal shall be incorporated into this Agreement and the other Transaction Documents effective as of a date not later than 20 days following the Cendant Member’s selection of such proposal.

(c) If any change in law, rule or regulation described in (b) above involves a change in RESPA that would permit Cendant or an Affiliate of Cendant to be paid directly for loan referrals to the Company, then in lieu of the provisions described in (b) above, the Members shall revise the structure and terms of this Agreement and the other Transaction Documents so that, in lieu of the distributions provided for in this Agreement, the Company shall pay a fee to the Cendant Member in respect of each Mortgage Loan referred to the Company by Cendant or an Affiliate of Cendant in an amount not less than, at Cendant’s option, (i) 10 basis points over the average return to the Cendant Member with respect to its interest in the Company, computed as basis points per loan, over the immediately preceding six Quarterly Periods and (ii) the price the Cendant Member could obtain in the then-current market on substantially similar terms, based upon a survey of the market by Cendant and PMC with the highest and lowest bids being discounted.

Section 7.2 Consolidation.

(a) The PHH Member hereby represents and warrants to the Cendant Member that the Company will be consolidated on the books of PHH for financial reporting purposes, and that PHH has undertaken and completed prior to date hereof all analyses and investigations as shall be necessary and appropriate to support such position.

(b) The Members shall use commercially reasonable efforts to take all such actions as shall be necessary to ensure that the Company is consolidated on the books of PHH for financial reporting purposes. Without limiting the foregoing, in the event that, as a result of a change or interpretation in United States generally accepted accounting principles after the date hereof, the Company is required to be consolidated on the balance sheet of Cendant, the Members shall use commercially reasonable efforts to make such changes to the business relationship between the parties and to the provisions of this Agreement as are requested by the Cendant Member to mitigate the effects to Cendant of such change.

Section 7.3 Certain Actions.

The Managing Member shall (i) promptly notify the Cendant Member in writing of any claim or action, or any inquiry or investigation that could result in a claim or action, initiated by any Person (including any Governmental Entity) that, if adversely resolved, would result in a material or significant restriction on the ability of the Company to conduct its business as contemplated by this Agreement and the other Transaction Documents, or that would otherwise cause a significant change in the business operations of the Company, and (ii) keep the Cendant Member actively involved in the settlement or other resolution of any such claim, action, inquiry or investigation; provided, however, that such claim, action, inquiry or investigation shall not be settled or adjusted, and the Company shall not confess a judgment against it in connection therewith, without the approval of the Board pursuant to Section 6.3 hereof.

ARTICLE VIII

Termination of Relationship

Section 8.1 Cendant Termination Events. For purposes of this Agreement, “Cendant Termination Event” means the occurrence of any of the following events:

(a) A PHH Regulatory Event occurs and is continuing for a period of six consecutive months or more; provided, however, that the PHH Member may elect to defer a termination pursuant to this Section 8.1(a) for up to six (6) additional one-month periods following the time that such termination event shall have first occurred if, no later than the second Business Day prior to the commencement of each such additional one-month period the PHH Member pays the Cendant Member in cash, by wire transfer of immediately available funds to an account designated in writing by the Cendant Member, one million dollars ($1,000,000) (the “Regulatory Event Fee”);

(b) A Company Regulatory Event occurs and is continuing for a period of six consecutive months or more; provided, however, that the PHH Member may elect to defer a termination pursuant to this Section 8.1(b) for up to six (6) additional one-month periods following the time that such termination event shall have first occurred if, no later than the second Business Day prior to the commencement of each such additional one-month period the PHH Member pays the Cendant Member in cash, by wire transfer of immediately available funds to an account designated in writing by the Cendant Member, an amount equal to the Regulatory Event Fee;

(c) There is a material violation or breach by the PHH Member (acting in any capacity whatsoever, including as Managing Member) of any representation, warranty, covenant or other agreement contained in this Agreement or any other Transaction Document (a “PHH Material Breach”), which violation or breach is not cured by the PHH Member or the other relevant PHH party, in a manner reasonably satisfactory to the Cendant Member, within thirty (30) days after written notice relating to such PHH Material Breach has been delivered by the Cendant Member to the PHH Member;

(d) The Company fails to make a distribution for any Fiscal Quarter in accordance with the provisions of Section 5.6 hereof within ten (10) Business Days after the date on which the Cendant Member first provides notice to the Company of such failure; provided, however, that any payment of a distribution to the Cendant Member after the due date provided for under Section 5.6 shall include interest from the due date through the payment date at the prime rate;

(e) (i) The occurrence of a PHH Change of Control involving any entity on the Cendant List attached hereto as Schedule 8.1(e) or any other entity that directly or indirectly conducts or engages in any business covered by the non-competition provisions set forth in Article X of the SRA. The Cendant List shall contain up to ten companies and may be refreshed by the Cendant Member no more frequently than once every two years beginning from the date of this Agreement; provided, however, that if any Person on the Cendant List enters into a merger, consolidation or similar business combination transaction with another Person on the Cendant List, then Cendant may add another Person to the Cendant List to replace such Person within sixty (60) days after the announcement of such transaction, and such addition shall not constitute a refreshing of the Cendant List as discussed above;

(f) The occurrence of any event or circumstance constituting Insolvency or Bankruptcy with respect to PHH or PMC (a “Bankruptcy Event”); or

(g) The occurrence of any act or omission by PHH or any of its Subsidiaries that causes or would reasonably be expected to cause material harm to the reputation of Cendant or any of its Subsidiaries.

Section 8.2 Effects of a Cendant Termination Event. Upon the occurrence of a Cendant Termination Event during the term of the Company, the Cendant Member shall have the right to either (i) cause PMC or the PHH Member to purchase (the “Cendant Put”) all of the Interests then held by the Cendant Member or any of its Affiliates or (ii) cause the PHH Member to sell (the “PHH Sale”) all of the Interests then held by the PHH Member or any of its Affiliates to a Person not affiliated with Cendant (any such Person, for purposes of this Section 8.2, the “Cendant Designated Buyer”).

(a) Cendant Put.

(i) The exercise price of the Cendant Put (the “Put Price”) shall be an amount equal to the sum of (A) the then-current Capital Account balance of the Cendant Member plus the then-current Capital Account balance of any other Affiliate of Cendant holding an Interest, in each case, as of the Put Date, plus (B) the aggregate amount of all past due quarterly distributions to the Cendant Member and to any other Affiliate of Cendant and any unpaid distribution in respect of the most recently completed Fiscal Quarter pursuant to Section 5.6 hereof, in each case as of the Put Date, plus (C) liquidated damages in an amount equal to the Termination Payment (as defined below), calculated as of the Put Date, plus (D) an amount equal to 49.9% of the Net Income, if any, realized by the Company at any time after the end of the Fiscal Quarter most recently completed as of the Put Date attributable to Mortgage Loans in process at any time prior to the Put Date. In the event that the Cendant Member elects to exercise the Cendant Put, the Cendant Member shall provide written notice (the “Cendant Put Notice”) to the PHH Member. The Cendant Put Notice shall set forth the Cendant Member’s calculation of the Put Price and the basis for such calculation. Any disagreement regarding the Put Price or any other matter related to the exercise of the Cendant Put shall be resolved in accordance with the provisions of Section 13.6 hereof. In the event that the Cendant Member elects to exercise the Cendant Put, the PHH Member and the Cendant Member shall, and shall cause their respective Affiliates to, cooperate as fully as reasonably practicable with one another to consummate the Cendant Put transaction as soon as reasonably practicable following the receipt of the Cendant Put Notice by the PHH Member. Concurrently with the consummation of the Cendant Put transaction, the PHH Member shall pay or cause to be paid the Put Price to the Cendant Member in cash by wire transfer of immediately available funds to an account or accounts designated in writing by the Cendant Member. The “Put Date” shall be the date on which the Cendant Put is consummated.

(ii) Upon the consummation of a Cendant Put, (A) all of the other Transaction Documents shall automatically terminate (except as otherwise provided in any such Transaction Document), (B) neither the Cendant Member nor any Affiliate thereof shall be subject to any restriction under this Agreement or any other Transaction Document to pursue a partnership, joint venture or other arrangement with any third party mortgage operation, and (C) the PHH Member shall, and shall cause the Company to, cause all loan officers employed by PMC or any of its Subsidiaries (including the Company) that are located in any of Cendant’s Owned Real Estate Offices to vacate those offices promptly following the Cendant Member’s request.

(iii) “Termination Payment” means an amount equal to (A) the product of (x) two (2) and (y) the actual Net Income of the Company for the trailing twelve months (“LTM Net Income”), plus (B) all costs reasonably incurred by Cendant in unwinding its relationship with PHH pursuant to this Agreement and the other Transaction Documents and transitioning to a new mortgage venture partner; provided, however, that in the case of a Cendant Termination Event pursuant to a PHH Change in Control, in calculating the Termination Payment, the LTM Net Income shall instead be multiplied by the number of years (including fractions thereof) remaining until the tenth (10th) anniversary of the Closing Date; provided further, however, that if such PHH Change in Control termination occurs on or after the eighth (8th) anniversary of the Closing Date, the LTM Net Income shall be multiplied by two (2).

(b) PHH Sale.

(i) If the Cendant Member elects to cause the PHH Sale, it shall deliver written notice (the “PHH Sale Notice”) to the PHH Member. The Cendant Member shall provide written notice to the PHH Member of the identity of the Cendant Designated Buyer as promptly as reasonably practicable after delivery of the PHH Sale Notice.

(ii) The sale price (the “Sale Price”) of the Interests then held by the PHH Member and any of its Affiliates (the “PHH Interests”) to the Cendant Designated Buyer shall be an amount equal to the sum of (A) the fair value of the Interests of the PHH Member and any Affiliate thereof as of the date that the PHH Sale Notice is delivered, which value shall be determined by multiplying the PHH Member’s then-current proportionate membership interest by the Company’s EBITDA for the trailing twelve months, multiplied by a then-current average market EBITDA multiple for mortgage banking companies, plus (B) the aggregate amount of all past due quarterly distributions to the PHH Member and any Affiliate thereof and any unpaid distribution in respect of the most recently completed Fiscal Quarter pursuant to Section 5.6 hereof, plus (C) an amount equal to 50.1% of the Net Income realized by the Company at any time after the end of the Fiscal Quarter most recently completed as of the Sale Date attributable to Mortgage Loans in process prior to the Sale Date. The PHH Sale Notice shall set forth the Cendant Member’s calculation of the Sale Price and the basis for such calculation. Any disagreement regarding the Sale Price or any other matter related to the PHH Sale shall be resolved in accordance with the provisions of Section 13.6 hereof.

(iii) If the Cendant Member delivers a PHH Sale Notice, then promptly thereafter the Cendant Member and the PHH Member shall work together to effect the sale by the PHH Member and its Affiliates of the PHH Interests to the Cendant Designated Buyer, and the PHH Member shall use its reasonable best efforts to complete such sale as promptly as practicable thereafter. The PHH Member shall cooperate with and assist the Cendant Member and the Cendant Designated Buyer in obtaining all consents and approvals of, making all filings and registrations with and providing all notices to, such Governmental Entities or third parties as shall be necessary or advisable to consummate such sale. At the time agreed upon for the closing of the PHH Sale (the “Sale Date”), (i) the Cendant Designated Buyer shall pay to the PHH Member (and/or, as directed by the PHH Member, to any of its Affiliates) the Sale Price, by wire transfer of immediately available funds, in consideration for the PHH Interests, and (ii) the PHH Member shall pay to the Cendant Member liquidated damages in an amount equal to the Termination Payment as of the Sale Date.

(iv) Upon consummation of the PHH Sale, (A) the other Transaction Documents (except as otherwise provided in any such Transaction Document) shall automatically terminate, (B) neither Cendant nor any Affiliate thereof shall be subject to any restriction under this Agreement or any other Transaction Document to pursue a partnership, joint venture or another arrangement with any third party mortgage operation, (C) the PHH Member shall cause all loan officers employed by PMC or any of its Subsidiaries that are located in any of Cendant’s Owned Real Estate Offices to vacate those offices promptly following the Cendant Member’s request, and (D) the Cendant Designated Buyer or an Affiliate thereof shall become a Member and the sole Managing Member of the Company. The PHH Member shall, and shall cause its Affiliates to, execute any agreement or document necessary to effectuate the provisions of this paragraph (iv).

Section 8.3 PHH Termination Event.

For purposes of this Agreement, a “PHH Termination Event” means the occurrence of any of the following events: (i) a material violation or breach by Cendant or any Subsidiary thereof of any material covenant, agreement or obligation set forth in this Agreement or any other Transaction Document, which violation or breach is not cured and is continuing within sixty (60) days following written notice to the Cendant Member; provided, however, that the PHH Member shall have no right pursuant to this Section 8.3 or otherwise to terminate this Agreement as a result of a breach by any Affiliate of Cendant of the covenant set forth in Section 3.13(b) of the SRA; or (ii) the Bankruptcy of Cendant.

(a) In the event that a PHH Termination Event shall have occurred, the PHH Member shall have the right to purchase (the “Purchase Right”) all of the Interests then held by the Cendant Member and any of its Affiliates. The exercise price of the Purchase Right (the “Purchase Price”) shall be an amount equal to the sum of (i) the fair value of the Interests then held by the Cendant Member and by any of its Affiliates as of the date that the Purchase Right is exercised, which value shall be determined by multiplying the Cendant Member’s then-current proportionate membership interest by the Company’s EBITDA for the trailing twelve months, multiplied by a then-current average market EBITDA multiple for mortgage banking companies, plus (ii) the aggregate amount of all past due quarterly distributions to the Cendant Member and any Affiliate thereof and any unpaid distribution in respect of the most recently completed Fiscal Quarter pursuant to Section 5.6 hereof, plus (iii) an amount equal to 49.9% of the Net Income realized by the Company at any time after the end of the Fiscal Quarter most recently completed as of the date of purchase attributable to Mortgage Loans in process at any time prior to completion of the Purchase Right transaction. The Purchase Right shall remain exercisable for a period of two (2) months following the occurrence of a PHH Termination Event. In the event that the PHH Member elects to exercise the Purchase Right, the PHH Member shall provide written notice (the “Purchase Notice”) to the Cendant Member prior to the expiration of such two-month period. The Purchase Notice shall set forth the PHH Member’s calculation of the Purchase Price and the basis for such calculation. Any disagreement regarding the Purchase Price or any other matter related to the exercise of the Purchase Right shall be resolved in accordance with the provisions of Section 13.6 hereof. In the event that the PHH Member elects to exercise the Purchase Right, the PHH Member and the Cendant Member shall, and shall cause their respective Affiliates to, cooperate as fully as reasonably practicable with one another to consummate the Purchase Right transaction; provided, however, that the Purchase Right transaction shall not be consummated earlier than the one-year anniversary of delivery of the Purchase Notice. Concurrently with the consummation of the Purchase Right transaction, the PHH Member shall pay or cause to be paid the Purchase Price to the Cendant Member in cash by wire transfer of immediately available funds to an account or accounts designated in writing by the Cendant Member.

(b) Upon consummation of the Purchase Right transaction, (i) all other Transaction Documents shall automatically terminate (except as otherwise provided in any such Transaction Document), (ii) neither the Cendant Member nor any Affiliate thereof shall be subject to any restriction under this Agreement or any other Transaction Document to pursue a partnership, joint venture or another arrangement with any third party mortgage operation and (iii) the PHH Member shall, and shall cause the Company to, cause all loan officers employed by PMC or any of its Subsidiaries (including the Company) that are located in any of Cendant’s Owned Real Estate Offices to vacate those offices promptly following the Cendant Member’s request.

(c) The PHH Member’s sole remedy hereunder or under any other Transaction Document with respect to a breach of the covenant set forth in Section 3.13(b) of the SRA shall be the right to receive from the Cendant Entities liquidated damages in an amount equal to the aggregate amount of all documented out-of-pocket costs actually incurred and paid by the PHH Member or any of its Affiliates to one or more third parties as a direct result of such breach.

Section 8.4 Two Year Termination, Special Termination Event and 25-Year Termination.

(a) Two-Year Termination. At any time after the eighth (8th) anniversary of the Closing Date, the Cendant Member may deliver to the PHH Member a written notice (the “Two-Year Termination Notice”) requesting that the PHH Member either (i) purchase or cause to be purchased (the “Two Year Put”) all of the Interests held by the Cendant Member or any of its Affiliates on a date no earlier than two years after such Two-Year Termination Notice is delivered to the PHH Member (“Two Year Put Date”) or (ii) sell (the “Two Year PHH Sale”) all of the Interests then held by the PHH Member and/or any of its Affiliates to a Person that is not affiliated with Cendant (any such Person, for purposes of this Section 8.4, the “Cendant Designated Buyer”) on a date no earlier than two years after such Two-Year Termination Notice is delivered to the PHH Member (“Two Year Sale Date”).

(i) Two Year Put.

(1) The exercise price of the Two Year Put (the “Two Year Put Price”) shall be an amount equal to the sum of (A)

the fair value of the Interests of the Cendant Member and any Affiliate thereof as of the Two Year Put Closing Date, which value shall be determined by multiplying the Cendant Member’s then-current proportionate membership interest by the Company’s EBITDA for the trailing twelve months, multiplied by a then-current average market EBITDA multiple for mortgage banking companies, plus (B) the aggregate amount of all past due quarterly distributions to the Cendant Member and any Affiliate thereof and any unpaid distribution in respect of the most recently completed Fiscal Quarter pursuant to Section 5.6 hereof as of the Two Year Put Closing Date, plus (C) an amount equal to 49.9% of the Net Income realized by the Company at any time after the end of the Fiscal Quarter most recently completed as of the Two Year Put Closing Date attributable to Mortgage Loans in process at any time prior to the Two Year Put Closing Date. No later than sixty (60) days prior to the Two Year Put Date, the Cendant Member shall deliver to the PHH Member a written notice setting forth the Cendant Member’s calculation of the Two Year Put Price and the basis for such calculation. Any disagreement regarding the Two Year Put Price or any other matter related to the exercise of the Two Year Put shall be resolved in accordance with the provisions of Section 13.6 hereof. In the event that the Cendant Member elects to exercise the Two Year Put, the PHH Member and the Cendant Member shall, and shall cause their respective Affiliates to, cooperate as fully as reasonably practicable with one another to consummate the Two Year Put transaction on the Two Year Put Date. Concurrently with the consummation of the Two Year Put transaction, the PHH Member shall pay or cause to be paid the Two Year Put Price to the Cendant Member in cash by wire transfer of immediately available funds to an account or accounts designated in writing by the Cendant Member. The “Two Year Put Closing Date” shall be the date on which the Two Year Cendant Put is consummated.

(2) On the Two Year Put Closing Date, (A) all other Transaction Documents shall automatically terminate (except as otherwise provided in any such Transaction Document), (B) neither Cendant nor any Affiliate thereof shall be subject to any restriction under this Agreement or any other Transaction Document to pursue a partnership, joint venture or another arrangement with any third party mortgage operation, and (C) the PHH Member shall, and shall cause the Company to, cause all loan officers employed by PMC or any of its Subsidiaries (including the Company) that are located in any of Cendant’s Owned Real Estate Offices to vacate those offices promptly following the Cendant Member’s request.

(ii) Two Year PHH Sale.

(1) If the Cendant Member elects to cause the Two Year PHH Sale, it shall provide written notice to the PHH Member of the identity of the Cendant Designated Buyer no later than 180 days before the Two Year Sale Date.

(2) The sale price (the “Two Year Sale Price”) of the PHH Member’s Interest to the Cendant Designated Buyer shall be an amount equal to the sum of (A) the fair value of the PHH Member’s Interest, which value shall be determined by multiplying the PHH Member’s then-current proportionate membership interest by the Company’s EBITDA for the trailing twelve months, multiplied by a then-current average market EBITDA multiple for mortgage banking companies, plus (B) the aggregate amount of all past due quarterly distributions to the PHH Member and any Affiliate thereof and any unpaid distribution in respect of the most recently completed Fiscal Quarter pursuant to Section 5.6 hereof as of such date, plus (C) an amount equal to 50.1% of the Net Income realized by the Company at any time after the end of the Fiscal Quarter most recently completed on or after the Two Year Sale Date attributable to Mortgage Loans in process at any time prior to the Two Year Sale Date. No later than sixty (60) days prior to the Two Year Sale Date, the Cendant Member shall deliver to PMC or the PHH Member a notice that sets forth the Cendant Member’s calculation of the Two Year Sale Price and the basis for such calculation. Any disagreement regarding the Two Year Sale Price or any other matter related to the Two Year PHH Sale shall be resolved in accordance with the provisions of Section 13.6 hereof.

(3) The Cendant Member, PMC and the PHH Member shall work together to effect the sale by the PHH Member or its Affiliates of the PHH Interests to the Cendant Designated Buyer, and the PHH Member shall use its reasonable best efforts to complete such sale on the Two Year Sale Date. PMC and the PHH Member shall cooperate with and assist the Cendant Member and the Cendant Designated Buyer in obtaining all consents and approvals of, making all filings and registrations with and providing all notices to, such Governmental Entities or third parties as shall be necessary or advisable to consummate such sale. At the time agreed upon for the closing of the Two Year PHH Sale, the Cendant Designated Buyer shall pay to the PHH Member (or, as directed by the PHH Member, any of its Affiliates) the Two Year Sale Price, by wire transfer of immediately available funds, in consideration for the PHH Interests.

(4) Upon consummation of the Two Year PHH Sale, (A) the other Transaction Documents shall automatically terminate (other than as set forth in any such Transaction Document), (B) neither Cendant nor any Affiliate thereof shall be subject to any restriction under this Agreement or any other Transaction Document to pursue a partnership, joint venture or another arrangement with any third party mortgage operation, (C) the PHH Member shall, and shall cause the Company to, cause all loan officers employed by PMC or any of its Subsidiaries (including the Company) that are located in any of Cendant’s Owned Real Estate Offices to vacate those offices promptly following the Cendant Member’s request, and (D) the Cendant Designated Buyer or an Affiliate thereof shall become a Member and the sole Managing Member of the Company. The PHH Member shall, and shall cause its Affiliates, to execute any agreement or document necessary to effectuate the provisions of this paragraph (iv).

(b) Special Termination Event. Upon the occurrence of a Special Termination Event, the Members shall as promptly as practicable take all such actions necessary to consummate a transaction identical in all material respects to a Two Year Put (a “Special Termination Put”), except that (1) the purchase price shall be calculated as of the date the Special Termination Put is completed, and (2) such transaction shall be completed not later than ninety (90) days following the delivery by the Cendant Member of the Special Termination Notice pursuant to Section 7.1(b). On the date of completion of the Special Termination Put, (A) all other Transaction Documents shall automatically terminate (except as otherwise provided in any such Transaction Document), (B) neither Cendant nor any Affiliate thereof shall be subject to any restriction under this Agreement or any other Transaction Document to pursue a partnership, joint venture or another arrangement with any third party mortgage operation, and (C) the PHH Member shall, and shall cause the Company to, cause all loan officers employed by PMC or any of its Subsidiaries (including the Company) that are located in any of Cendant’s Owned Real Estate Offices to vacate those offices promptly following the Cendant Member’s request.

(c) PHH 25-Year Termination. The PHH Member may terminate the relationship between the Parties to this Agreement, effective as of January 31, 2030, by delivering written notice thereof to the Cendant Member (a “Non-Renewal Notice”), which notice shall be delivered no earlier than January 31, 2027 and not later than January 31, 2028. Upon delivery of a Non-Renewal Notice, PMC and the PHH Member shall work together with the Cendant Member to consummate a transaction identical in all material respects to, at the election of the PHH Member, either the Two Year Put (a “Non-Renewal Put”) or Two Year PHH Sale (a “Non-Renewal PHH Sale”), except that (1) the purchase price for such transaction shall be calculated as of the date of completion of such transaction, and (2) such transaction shall be completed no earlier than January 31, 2030. Upon consummation of the Non-Renewal Put or the Non-Renewal PHH Sale, (A) the other Transaction Documents shall automatically terminate (other than as set forth in any such Transaction Document), (B) neither Cendant nor any Affiliate thereof shall be subject to any restriction under this Agreement or any other Transaction Document to pursue a partnership, joint venture or another arrangement with any third party mortgage operation, (C) the PHH Member shall, and shall cause the Company to, cause all loan officers employed by PMC or any of its Subsidiaries (including the Company) that are located in any of Cendant’s Owned Real Estate Offices to vacate those offices promptly following the Cendant Member’s request, and (D) in the case of a Non-Renewal PHH Sale, the Cendant Designated Buyer or an Affiliate thereof shall become a Member and the sole Managing Member of the Company. The PHH Member shall, and shall cause its Affiliates, to execute any agreement or document necessary to effectuate the provisions of this paragraph (c).

Section 8.5 Effect of Termination Events.

(a) Notwithstanding anything to the contrary set forth in this Agreement, upon the consummation of a Cendant Put, a Two Year Put, a Purchase Right, a Special Termination Event Put or a Non-Renewal Put, the Cendant Member and each of its Affiliates that is a Member shall cease to be a Member and to have any obligations pursuant to this Agreement.

(b) Notwithstanding anything to the contrary set forth in this Agreement, upon the consummation of a PHH Sale, a Two Year PHH Sale or a Non-Renewal PHH Sale, the PHH Member and each of its Affiliates that is a Member shall cease to be a Member and to have any obligations pursuant to this Agreement.

ARTICLE IX

Dissolution and Winding Up

Section 9.1 Events Causing Dissolution.

(a) The Company shall be dissolved upon the first of the following events to occur (an “Event of Dissolution”):

(i) The written consent all Members at any time to dissolve and wind up the affairs of the Company; or

(ii) The entry of a decree of judicial dissolution under Section 18-802 of the Act.

No other event, including the retirement, insolvency, liquidation, dissolution, expulsion, bankruptcy, death, incapacity or adjudication of incompetence of a Member, shall cause the existence of the Company to terminate.

(b) Except as otherwise set forth in this Section 9.1, dissolution shall be effective on the effective date of the Event of Dissolution, but the Company shall not terminate until the assets thereof have been distributed in accordance with the provisions of Section 9.4 hereof and all other provisions of the Act with respect to the dissolution of a limited liability company have been complied with. Notwithstanding the dissolution of the Company, prior to the termination of the Company, the business, assets and affairs of the Company shall continue to be governed by this Agreement.

Section 9.2 Winding Up. If the Company is dissolved pursuant to Section 9.1, the Company’s affairs shall be wound up as soon as reasonably practicable in the manner set forth below.

(a) Upon the occurrence of an Event of Dissolution, sole and plenary authority to effectuate the liquidation of the Company shall be vested in the Managing Member or a Person designated by the Managing Member (subject to the approval of the Board pursuant to Section 6.3 hereof) to effectuate the liquidation of the Company or if the Managing Member elects not to effectuate such liquidation and fails to designate a liquidator, such Person as is selected by the Members (the Managing Member or any such liquidating trustee who assumes such responsibility being referred to herein as the “Liquidating Trustee”). The Liquidating Trustee shall proceed diligently to wind up the affairs of the Company, liquidate the assets of the Company in an orderly and businesslike manner consistent with obtaining the fair value thereof and distribute the assets of the Company in accordance with the provisions of Section 9.4 hereof. A reasonable amount of time shall be allowed for the orderly liquidation of the assets of the Company and the discharge of liabilities to creditors so as to enable the Liquidating Trustee to minimize the losses attendant upon such liquidation. All FHA-insured loans held by the Company shall be transferred to an approved mortgagee or lender prior to dissolution of the Company. Prior to such distribution of the Company’s assets, the Liquidating Trustee shall continue to exploit the rights, activities and properties of the Company consistent with the sale or liquidation thereof, exercising in connection therewith all of the power and authority of the Managing Member as herein set forth.

(b) In winding up the affairs of the Company, the Liquidator shall have full right and unlimited discretion, in the name of and for and on behalf of the Company to:

(i) Prosecute and defend civil, criminal or administrative suits;

(ii) Collect Company assets, including obligations owed to the Company;

(iii) Settle and close the Company’s business;

(iv) Dispose of and convey all Company Property for cash, and in connection therewith to determine the time, manner and terms of any sale or sales of Company Property, having due regard for the activity and condition of the relevant market and general financial and economic conditions;

(v) Pay all reasonable selling costs and other expenses incurred in connection with the winding up out of the proceeds of the disposition of Company Property;

(vi) Discharge the Company’s known liabilities and, if necessary, to set up, for a period not to exceed five (5) years after the date of dissolution, such cash reserves as the Liquidator may deem reasonably necessary for any contingent or unforeseen liabilities or obligations of the Company;

(vii) Distribute any remaining proceeds from the sale of Company Property to the Members;

(viii) Prepare, execute, acknowledge and file articles of dissolution under the Act and any other certificates, tax returns or instruments necessary or advisable under any applicable law to effect the winding up and termination of the Company;

(ix) Upon the distribution of the assets of the Company in accordance with the provisions of Section 9.4 hereof, the Liquidating Trustee shall cause the Company’s accountants to make a full and proper accounting of the assets, liabilities and operations of the Company, as of and through the date on which such distribution occurs; and

(x) Exercise, without further authorization or consent of any of the parties hereto or their legal representatives or successors in interest, all of the powers conferred upon the Members under the terms of this Agreement to the extent necessary or desirable in the good faith judgment of the Liquidating Trustee to perform its duties and functions. The Liquidating Trustee (unless such Liquidating Trustee is the Managing Member or an Affiliate thereof) shall, while acting in such capacity on behalf of the Company, be entitled to the indemnification rights set forth in Section 12.1 hereof.

Section 9.3 Compensation of Liquidating Trustee. The Liquidating Trustee appointed as provided herein shall be entitled to receive such reasonable compensation for its services as shall be agreed upon by the Liquidating Trustee and the Managing Member.

Section 9.4 Distribution of Company Property and Proceeds of Sale Thereof.

(a) Upon completion of all desired sales of Company Property, and after payment of all selling costs and expenses, the Liquidating Trustee shall distribute the proceeds of such sales, and any Company Property that is to be distributed in kind, to the following groups in the following order of priority:

(i) to satisfy Company liabilities to creditors, including Members who are creditors, to the extent otherwise permitted by law (other than for past due Company distributions), whether by payment or establishment of reserves;

(ii) to satisfy Company obligations to Members and former Members to pay past due Company distributions;

(iii) pro rata among the Members who have made Capital Contributions to the extent of their Capital Contributions; and

(iv) to the Members pro rata in accordance with their positive Capital Account balances, taking into account all Capital Account adjustments for the Fiscal Period in which the liquidation occurs and any distributions to such Member pursuant to Section 9.4(a)(iii).

All distributions required under this Section 9.4 shall be made to the Members by the end of the taxable year in which the liquidation occurs or, if later, within 90 days after the date of such liquidation.

(b) The claims of each priority group specified above shall be satisfied in full before satisfying any claims of a lower priority group. If the assets available for disposition are insufficient to dispose of all of the claims of a priority group, the available assets shall be distributed in proportion to the amounts owed to each creditor or the respective Capital Account balances or Interests of each Member in such group.

Section 9.5 Company Termination. Upon compliance with the foregoing distribution plan, the Company shall cease to be such, and the Liquidating Trustee shall execute, acknowledge and cause to be filed with the Secretary of State of the State of Delaware articles of dissolution of the Company.

Section 9.6 Final Audit. Within a reasonable time following the completion of the liquidation, the Liquidating Trustee shall supply to each of the Members a statement that shall set forth the assets and the liabilities of the Company as of the date of complete liquidation and each Member’s pro rata portion of distributions pursuant to Section 9.4.

ARTICLE X

Transfers and Assignment of Interests

Section 10.1 Consent Required for Transfer.

(a) No Member shall be entitled to directly or indirectly sell, assign, Transfer or otherwise dispose of all or any portion of his Interest, involuntarily or voluntarily, without the written consent of all the other Members, which consent may be given or withheld in each such other Member’s sole and absolute discretion; provided, however, that notwithstanding the foregoing any Member may sell, assign, Transfer or otherwise dispose of all or any portion of such Member’s Interest to an Affiliate of such Member without the written consent of the other Members; provided further, however, that the Cendant Member may at its election Transfer a portion of its Interest to any Person that acquires or otherwise succeeds to a portion of the business of Cendant Real Estate, and shall transfer (i) its entire Interest to any Person that acquires or otherwise succeeds to substantially all of the business of Cendant Real Estate, or (ii) an appropriate portion of its Interest to any Person that acquires or otherwise succeeds to substantially all of the business of NRT, in each case, whether by merger, asset sale, stock sale, or otherwise (it being understood that in the case of any transfer of a portion of the Cendant Member’s Interest contemplated by this second proviso, the percentage represented by the portion of the Interest so transferred shall be determined based upon the percentage of the Company’s revenue for the then-current trailing twelve months represented by the portion of the business of Cendant Real Estate so transferred in the transaction).

(b) It shall be a condition to any Transfer of all or a portion of the Cendant Member’s Interest permitted by Section 10.1(a) that any Person acquiring such Interest or portion thereof shall agree in writing to be bound by this Agreement and all of the other Transaction Documents with respect to the portion of the business of Cendant Real Estate acquired by such Person, to the same extent that Cendant Real Estate and the Cendant Member were so bound prior to such transfer (other than as set forth in any such other Transaction Document). In the event of consummation of any such Transfer in accordance with Section 10.1(a), the Managing Member shall amend Schedule I to reflect such Transfer.

(c) It shall be a condition to any Transfer by a Member which may be permitted under Section 10.1(a) that the transferee assume by written agreement all of the obligations of the transferor under this Agreement with respect to such transferred Interests and make the representations in Section 3.3 hereof. Any attempted or purported Transfer in violation of this Article X shall be null and void ab initio.

Section 10.2 Withdrawal. No Member may withdraw from the Company without the prior written consent of all Members, which consent may be given or withheld for any reason.

ARTICLE XI

Fiscal Matters; Books and Records

Section 11.1 Bank Accounts; Investments. Capital Contributions, revenues and any other Company funds shall be deposited by the Company in a bank account established in the name of the Company, or shall be invested by the Company, at the direction of the Managing Member, in time deposits, short-term governmental obligations, commercial paper or other short-term money market instruments in furtherance of the purposes of the Company. No other funds shall be deposited into Company bank accounts or commingled with Company investments. Funds deposited in the Company’s bank accounts may be withdrawn only to be invested in time deposits, short-term governmental obligations, commercial paper or other short-term money market instruments in furtherance of the Company’s purposes, to pay Company debts or obligations or to be distributed to the Members pursuant to this Agreement.

Section 11.2 Records Required by Act; Right of Inspection.

(a) During the term of the Company’s existence and for a period of four (4) years thereafter, there shall be maintained in the Company’s principal office specified pursuant to Section 2.4 all records required to be kept pursuant to Section 18-305(a) of the Act, including, without limitation, a current list of the names, addresses and Common Interest Percentage held by each of the Members (including the dates on which each of the Members became a Member), copies of federal, state and local information or income tax returns for each of the Company’s tax years, copies of this Agreement and the Certificate of Formation, including all amendments or restatements, and correct and complete books and records of account of the Company for all periods of operations.

(b) Each of the Company and the Managing Member shall, at their sole cost and expense, make available, or cause to be made available, to the Cendant Member or any person designated by the Cendant Member, in a timely manner, all documents or materials in the possession of, or available to, the Company or the

Managing Member that the Cendant Member may reasonably request for any business purpose (including, without limitation, any such documents and materials the Cendant Member may request to verify the accuracy of the calculation of Distributable Net Income for any Fiscal Quarter). In furtherance of the foregoing, each of the Company and the Managing Member shall, at its sole cost and expense, make available, or cause to be made available, during normal business hours and with reasonable advance notice, to the Cendant Member or any Person designated by the Cendant Member, resources, including, but not limited to, access to employees, sufficient to respond adequately to any issue or concern raised by the Cendant Member.

Section 11.3 Books and Records of Account. The Company shall maintain books and records in such a manner as to enable the preparation of the Company’s U.S. federal information tax return in compliance with Section 6031 of the Code, and such other records as may be required in connection with the preparation and filing of the Company’s required U.S. federal, state and local income tax returns or other tax returns or reports of foreign jurisdictions, including, without limitation, the records reflecting the Capital Accounts and adjustments thereto specified in Article V hereof. Subject to Section 3.6, all such books and records shall at all times be made available at the principal office of the Company and shall be open to the reasonable inspection and examination by the Members or their duly authorized representatives during normal business hours. Notwithstanding the definition of “Members” herein, only Members admitted as such to the Company shall have the inspection rights provided in the preceding sentence.

Section 11.4 Expenses. The Company will be responsible for all expenses (“Company Expenses”), including, without limitation, (i) all reasonable accounting and legal expenses incurred in connection with Company operations, (ii) all reasonable costs incurred in connection with the preparation of or relating to reports made to the Members, (iii) all reasonable costs related to litigation involving the Company, directly or indirectly, including, without limitation, attorneys’ fees incurred in connection therewith and (iv) all reasonable costs related to the Company’s obligations set forth in Sections 11.10 and 12.1; provided, however, that any Company Expenses must be attributable solely to the operations of the Company, and that any expenses relating to, resulting from or in connection with any other Person, including without limitation any other Person who is an Affiliate of the Managing Member, shall not be Company Expenses.

Section 11.5 Tax Returns and Information. The Members intend for the Company to be treated as a partnership for tax purposes. The Company shall prepare or cause to be prepared all federal, state and local income and other tax returns that the Company is required to file. After the end of each fiscal year of the Company, the Company shall prepare and transmit to each Member a report (i.e., Schedule K-1) that shall include all necessary tax reporting information required by Members for preparation of their federal, state and local income or franchise tax returns, including the amount of income, gain, loss, deduction and credit allocated to each Member for such fiscal year.

Section 11.6 Delivery of Audited Financial Statements to Members. As to each fiscal year of the Company, the Company shall send to each Member a copy of (a) the balance sheet of the Company as of the end of the fiscal year, (b) an income statement of the Company for such year, and (c) a statement showing the Net Income distributed by the Company to Members in respect of such year. Such financial statements shall be delivered sixty (60) days following the end of such fiscal year. The Company shall send to each Member all other reports or statements prepared by the Company’s accountants promptly after receipt thereof.

Section 11.7 Audits. The fiscal year-end financial statements to be delivered pursuant to Section 11.6 shall be audited and prepared in accordance with GAAP. The audit shall be performed by an accounting firm selected pursuant to Section 6.3(a)(iii).

Section 11.8 Fiscal Year. The Company’s fiscal year shall end on December 31 of each calendar year.

Section 11.9 Tax Elections. The Company shall, subject to approval of the Board pursuant to Section 6.3(a)(xiv) hereof, make the following elections on the appropriate tax returns:

(a) to adopt the calendar year as the Company’s fiscal year, if permitted by the Code;

(b) to elect to amortize the organizational expenses of the Company ratably over a period of sixty (60) months as permitted by Section 709(b) of the Code; and

(c) any other election the Managing Member determines is in the best interests of the Members, including an election pursuant to Section 754 of the Code to adjust Company Properties upon a distribution of Company Property as described in Section 734 of the Code or a transfer of any Interests as described in Section 743 of the Code.

Neither the Company nor any Member may make an election for the Company to be (i) excluded from the application of the provisions of subchapter K of chapter 1 of subtitle A of the Code or any similar provisions of applicable state law or (ii) classified as a corporation for income tax purposes.

Section 11.10 Tax Matters Member. The PHH Member shall be designated as the “tax matters partner” (the “Tax Matters Member”) of the Company pursuant to Section 6231(a)(7) of the Code or corresponding provisions of state or local law, to manage administrative tax proceedings conducted at the Company level by the Internal Revenue Service or the state or local taxing authority with respect to Company matters. The Tax Matters Member is, subject to Section 6.3(a)(xiv) directed and authorized to take whatever steps it, in its reasonable judgment, determines is necessary or desirable to perfect such designation, including, without limitation, filing any forms or documents with the Internal Revenue Service or any state or local taxing authority and taking such other action as may from time to time be required under Treasury Regulations and corresponding provisions of state or local law. Expenses of administrative proceedings relating to the determination of Company items at the Company level undertaken by the Tax Matters Member shall be expenses of the Company. The Tax Matters Member shall inform each Member of the commencement of any audit of the Company by the Internal Revenue Service or any other taxing authority.

ARTICLE XII

Indemnification and Insurance

Section 12.1 Indemnification and Advancement of Expenses.

(a) In General. The Company shall, to the maximum extent permitted by applicable law, indemnify and hold harmless all Advisors and officers of the Company (“Indemnified Parties”), to the fullest extent permitted by law, from and against any and all Losses, including, without limitation, Losses incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from any of the foregoing by or before any court or governmental, administrative or other regulatory agency, body or commission, whether pending or threatened, whether or not an Indemnified Party is or may be a party thereto, which arises out of, relates to or is in connection with this Agreement or the management or conduct of the business or affairs of the Company, except for any such Losses that are found, pursuant to a final and nonappealable judgment of a court of competent jurisdiction, to have resulted from the gross negligence, bad faith, fraud or willful misconduct of, or breach of this Agreement or knowing violation of law by, the Indemnified Party seeking indemnification. The termination of any proceeding by settlement shall not be deemed to create a presumption that the Indemnified Party involved in such settlement acted in a manner which constituted gross negligence, bad faith, fraud or willful misconduct or a knowing violation of law. All judgments against an Indemnified Party wherein such Indemnified Party is entitled to indemnification shall, to the extent available, be satisfied from Company assets. The provisions of this Section 12.1 shall survive any termination or expiration of this Agreement. Expenses incurred by an Indemnified Party in defense or settlement of any claim that may be subject to a right of indemnification hereunder may be advanced (and must be advanced to Advisors) by the Company prior to the final disposition thereof upon receipt of an undertaking by or on behalf of the Indemnified Party to repay such amount if it shall ultimately be determined that the Indemnified Party is not entitled to be indemnified by the Company. The right of any Indemnified Party to the indemnification and advancement of expenses provided herein shall be cumulative of and in addition to any and all rights to which such Indemnified Party may otherwise be entitled by contract or as a matter of law or equity and shall extend to such Indemnified Party’s successors, assigns and legal representatives.

(b) Any indemnification under paragraph (a) of this Section 12.1 (unless ordered by a court of competent jurisdiction) shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the Indemnified Party is proper in the circumstances because he or she has met the applicable standard of conduct set forth in paragraph (a) of this Section 12.1. Such determination shall be made (i) by a four-fifths vote of the Board, or (ii) if a four-fifths vote of the Board so directs, by independent legal counsel in a written opinion.

(c) For purposes of this Section 12.1, any reference to the “Company” shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors or officers, so that any Person who is or was a director or officer of such constituent entity, or is or was serving at the request of such constituent entity as a director, officer or manager of another corporation, limited liability company, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Section 12.1 with respect to the resulting or surviving entity as he or she would have with respect to such constituent entity if its separate existence had continued.

(d) Notwithstanding anything in this Article XII to the contrary, the Company will not have the obligation of indemnifying any Person with respect to proceedings, claims or actions initiated or brought voluntarily by such Person and not by way of defense.

(e) Any indemnification or advancement of expenses provided by, or granted pursuant to, this Section 12.1 shall be considered retroactive to the date upon which the Certificate of Formation was filed with the State of Delaware.

Section 12.2 Insurance. The Company may purchase and maintain insurance or another arrangement on behalf of any Person who is or was an Advisor or officer identified in Section 12.1 against any liability asserted against such Person or incurred by such Person in such a capacity or arising out of the status of such a Person, whether or not the Company would have the power to indemnify such Person against that liability under Section 12.1 or otherwise.

Section 12.3 Limit on Liability of Members. The indemnification set forth in this Article XII shall in no event cause the Members to incur any personal liability beyond their total Capital Contributions, nor shall it result in any liability of the Members to any third party.

Section 12.4 Indemnification by Managing Member.

(a) The Managing Member shall indemnify and hold harmless the Company and all other Members and their respective Affiliates (“Other Indemnified Parties”), to the fullest extent permitted by law, from and against any and all Losses, including, without limitation, Losses incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from any of the foregoing by or before any court or governmental, administrative or other regulatory agency, body or commission, whether pending or threatened, whether or not an Other Indemnified Party is or may be a party thereto, arising out of or resulting from (i) the negligence, willful misconduct or violation of law or erroneous acts of or by the Managing Member or any of its officers or employees in connection with the management of the business and affairs of the Company, and (ii) any breach or violation by PMC or any of its Affiliates of any representation, warranty, covenant or other agreement contained in this Agreement or any other Transaction Document (including, without limitation, any indemnification payment made to an Advisor or officer under this Article XII hereof as a result of such breach or violation), it being understood that the Company shall retain all risk with respect to, and the Managing Member shall have no indemnification obligations hereunder with respect to, loan level origination defects not otherwise resulting from any of the circumstances described in clause (i) or (ii) of this Section 12.4(a). The provisions of this Section 12.4 shall survive any termination or expiration of this Agreement or any other Transaction Document. The right of any Other Indemnified Party to the indemnification and advancement of expenses provided herein shall be cumulative of and in addition to any and all rights to which such Other Indemnified Party may otherwise be entitled by contract or as a matter of law or equity and shall extend to such Other Indemnified Party’s successors, assigns and legal representatives.

(b) In the case of a PHH Regulatory Event, the PHH Member shall indemnify and hold harmless the Company from and against all Losses incurred by it arising out of or resulting from such PHH Regulatory Event, except, in any such case, to the extent that the Regulatory Order or Proceeding or Losses leading to such PHH Regulatory Event are caused solely by Cendant or any of its Affiliates or any of their respective directors, officers, advisors or employees.

(c) In the case of a Company Regulatory Event, the PHH Member shall indemnify and hold harmless the Company from and against all Losses incurred or sustained by it arising out of or resulting from such Company Regulatory Event, except, in any case, to the extent that the Regulatory Order or Proceeding or Losses leading to such Company Regulatory Event are caused solely by Cendant or any of its Affiliates or any of their respective directors, officers, advisors or employees.

(d) In the event there is a breach or violation by PMC or its Affiliates (excluding the Company), on the one hand, or by Cendant or its Affiliates, on the other hand, of any representation, warranty, covenant or other agreement contained in this Agreement or any other Transaction Document, then the breaching Party shall give prompt written notice thereof to the other Party and each Advisor.

Section 12.5 No Additional Indemnification Rights.

Except as set forth herein, no Person (including, without limitation, any Member and any officer, director or agent of any Member) shall have indemnification rights against the Company.

ARTICLE XIII

Miscellaneous Provisions

Section 13.1 Counterparts. This Agreement may be executed in several counterparts, each of which will be deemed an original but all of which will constitute one and the same.

Section 13.2 Entire Agreement. This Agreement and the other Transaction Documents constitute the entire agreement among the parties hereto and contains all of the agreements among such parties with respect to the subject matter hereof and thereof. This Agreement and the other Transaction Documents supersede any and all other agreements, either oral or written, between such parties with respect to the subject matter hereof and thereof.

Section 13.3 Partial Invalidity. Wherever possible, each provision hereof shall be interpreted in such manner as to be effective and valid under applicable law, but in case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such provision shall be ineffective to the extent, but only to the extent, of such invalidity, illegality or unenforceability without invalidating the remainder of such invalid, illegal or unenforceable provision or provisions or any other provisions hereof, unless such a construction would be unreasonable.

Section 13.4 Amendment. Except as expressly provided herein (including Section 10.1 hereof), this Agreement may be amended only by a written agreement executed by all the Members. Following such amendment, the Agreement, as amended, shall be binding upon all Members. The Company shall notify the Secretary of HUD of any amendments to this Agreement which would affect the Company’s action under any HUD/FHA administered mortgage insurance program.

Section 13.5 Binding Effect. Subject to the provisions of this Agreement relating to transferability, this Agreement will be binding upon and shall inure to the benefit of the parties, and their respective distributees, heirs, successors and assigns.

Section 13.6 Negotiation and Mediation.

(a) Negotiation. In the event of any dispute, controversy or claim arising out of or relating to this Agreement or the breach, termination or validity thereof, or the transactions contemplated hereby (a “Dispute”), upon the written notice of any Member hereto, the Members shall attempt in good faith to negotiate a resolution of the Dispute. If the Members are unable for any reason to resolve a Dispute within 30 days after the receipt of such notice, the Dispute shall be submitted to mediation in accordance with Section 13.6(b) hereof.

(b) Mediation. Any Dispute not resolved pursuant to Section 13.6(a) hereof shall, at the request (the “Mediation Request”) of any Member (the “Disputing Member”), be submitted to mediation in accordance with the then-prevailing Commercial Mediation Rules of the American Arbitration Association, as modified herein (the “Rules”). The mediation shall be held in New York, New York. The Members shall have twenty (20) days from receipt by a party of a Mediation Request to agree on a mediator. If no mediator has been agreed upon by the Members within twenty (20) days of receipt by a Member (or Members) of a Mediation Request, then any Member may request (on written notice to the other Member or Members), that the American Arbitration Association appoint a mediator in accordance with the Rules. All mediation pursuant to this Section 13.6(b) shall be confidential and shall be treated as compromise and settlement negotiations, and no oral or documentary representations made by the Members during such mediation shall be admissible for any purpose in any subsequent proceedings. No Member shall disclose or permit the disclosure of any information about the evidence adduced or the documents produced by another Member in the mediation proceedings or about the existence, contents or results of the mediation award without the prior written consent of such other Member except in the course of a judicial or regulatory proceeding or as may be required by law, rule or regulation or requested by a governmental authority or securities exchange. Before making any disclosure permitted by the preceding sentence, the Member intending to make such disclosure shall give the other Member a reasonable opportunity to protect its interests. If the Dispute has not been resolved within sixty (60) days of the appointment of a Mediator, or within ninety (90) days of delivery by a Disputing Member of notice in accordance with Section 13.10 (whichever occurs sooner) or within such longer period as the Members may agree to in writing, then any Member may file an action on the Dispute in any court having jurisdiction in accordance with Section 13.7 herein.

Section 13.7 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE CHOICE OF LAWS RULES THEREOF, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE MEMBERS HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. Any legal suit, action or proceeding against any of the Parties hereto arising out of or relating to this Agreement shall only be instituted in any federal or state court in New York, New York, pursuant to Section 5-1402 of the New York General Obligations Law, and each of the Parties hereby irrevocably submits to the exclusive jurisdiction of any such court in any such suit, action or proceeding. The Parties hereby agree to venue in such courts and hereby waive, to the fullest extent permitted by law, any claim that any such action or proceeding was brought in an inconvenient forum. Each of the Parties hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement.

Section 13.8 Offset. Whenever the Company is to pay any sum to any Member, any amounts that Member owes the Company may be deducted from that sum before payment.

Section 13.9 Effect of Waiver or Consent. No provision of this Agreement shall be deemed to have been waived unless such waiver is contained in a written notice given to the party claiming such waiver has occurred. A waiver or consent, express or implied, to or of any breach or default by any Person in the performance by that Person of its obligations with respect to the Company is not a consent or waiver to or of any other breach or default in the performance by that Person of the same or any other obligations of that Person with respect to the Company. Failure on the part of a Person to complain of any act of any Person or to declare any Person in default with respect to the Company, irrespective of how long that failure continues, does not constitute a waiver by that Person of its rights with respect to that default until the applicable statute-of-limitations period has run.

Section 13.10 Notices. To be effective, unless otherwise specified in this Agreement, all notices and demands, consents and other communications under this Agreement must be in writing and must be given (a) by depositing the same in the United States mail, postage prepaid, certified or registered, return receipt requested, (b) by delivering the same in person and receiving a signed receipt therefore, (c) by sending the same by a nationally recognized overnight delivery service or (d) by telecopy (promptly confirmed by telephone and followed by personal or nationally recognized overnight delivery). For purposes of notices, demands, consents and other communications under this Agreement, the addresses of the Members (and their respective counsel, if applicable) shall be as follows:

If to the PHH Member, addressed to:

PHH Broker Partner Corporation

3000 Leadenhall Road

Mt. Laurel, NJ 08054

Attn: William F. Brown

With a copy to:

PHH Mortgage Corporation

3000 Leadenhall Road

Mt. Laurel, NJ 08054

Attn: William F. Brown

If to the Cendant Member, addressed to:

Cendant Real Estate Services Venture Partner, Inc.

1 Campus Drive

Parsippany, NJ 07054

Attn: Eric Bock

With a copy to:

Cendant Corporation

9 West 57th Street, 37th Floor

New York, NY 10019

Attn: Eric Bock

Notices, demands, consents and other communications mailed in accordance with the foregoing clause (a) shall be deemed to have been given, made and received three (3) Business Days following the date so mailed. Notices, demands, consents and other communications given in accordance with the foregoing clauses (b) and (d) shall be deemed to have been given, made and received when sent on a Business Day or, if not sent on a Business Day, then the next succeeding Business Day. Notices, demands, consents and other communications given in accordance with the foregoing clause (c) shall be deemed to have been given, made and received when delivered or refused on a Business Day or, if not delivered or refused on a Business Day, then the next succeeding Business Day. Any Member or its assignee may designate a different address to which notices or demands shall thereafter be directed and such designation shall be made by written notice given in the manner hereinabove required, provided, that at all times each Member shall be required to maintain a notice address in the continental United States.

Section 13.11 No Consequential Damages.

In no event shall the Cendant Member or any of its Affiliates have any liability to the PHH Member or any of its Affiliates for any indirect, consequential, incidental, collateral, exemplary, punitive, enhanced, special or other similar damages of any kind or nature whatsoever, including, without limitation, lost profits to the PHH Member or any of its Affiliates from past, present or future business opportunities, loss of use or revenue, loss of savings or losses by reason of cost of capital, arising out of or in any manner relating to this Agreement or any other Transaction Document, the performance or breach thereof or the subject matter thereof, whether or not the Cendant Member or any of its Affiliates have been advised of, or otherwise might or should have anticipated, the possibility or likelihood of such damages. The limitations of liability set forth in this Section 13.11 shall apply regardless of the form of action in which a claim is brought, whether in contract, tort (including negligence of any kind, whether active or passive), warranty, strict liability or any other legal or equitable grounds, and shall survive failure of an exclusive remedy.

Section 13.12 Most Favored Nation.

If during the term of this Agreement PMC or any of its Affiliates enters into any agreement, arrangement or understanding with a third party whereby PMC or such Affiliate (or any other entity formed in connection with such agreement, arrangement or understanding) agrees to provide substantially the same Mortgage Loan origination services to such third party, and such agreement, arrangement or understanding contains pricing (other than the pricing of loans) or servicing terms or conditions that, taken as a whole, are more favorable to such third party than the comparable terms of this Agreement and the related Transaction Documents, taken as a whole, are to Cendant, then the Company shall offer such favorable terms and conditions to the Cendant Member with respect to Mortgage Loans originated by the Company pursuant to this Agreement and amend this Agreement and any other Transaction Documents, as applicable, to the extent necessary so that such terms and conditions are incorporated in a manner reasonably acceptable to the Cendant Member.

Section 13.13 Impossibility of Performance.

If during the term of this Agreement, without any change in applicable law, rule or regulation and through no fault or breach of any Party hereto, it shall have become impossible for the Parties to fulfill the objectives of the Company and to perform their obligations hereunder, then the Parties shall proceed with an orderly liquidation and dissolution of the Company in accordance with Article IX hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized, as of the day and year first above written.

CENDANT REAL ESTATE SERVICES VENTURE PARTNER, INC.

By:	/s/ Eric J. Bock
Name:	Eric J. Bock
Title:	Executive Vice President and Secretary

PHH BROKER PARTNER CORPORATION

By:	/s/ Terence W. Edwards
Name:	Terence W. Edwards
Title:	President

Exhibit A

SUBLEASE

THIS SUBLEASE is made as of January 31, 2005, by and between Cendant Mortgage Corporation, a New Jersey corporation (“Sublessor”), and PHH Home Loans, LLC, a Delaware limited liability company (“Sublessee”).

R E C I T A L S

A. iStar Bishops Gate LLC (“Landlord”), and Sublessor are the landlord and tenant, respectively, under that certain lease (attached hereto as Exhibit “A” and incorporated herein by reference) dated as of December 9, 2002 (the lease, as same may have been or may hereafter be modified, is herein referred to as the “Master Lease”) for certain premises described in the Master Lease (the “Master Lease Premises”). The common address of the building in which the Master Lease Premises are located is 3000-5000 Leadenhall Road, Mount Laurel, New Jersey;

B. Sublessor has agreed to sublet to Sublessee a portion of the Master Lease Premises (the “Premises”) consisting of approximately             rentable square feet as set forth in Exhibit “B” attached hereto, and Sublessee has agreed to hire and take the Premises from Sublessor, on the terms and conditions set forth herein.

NOW, THEREFORE, Sublessor and Sublessee agree as follows:

1. Term.

Subject to the Contingencies, as defined in Section 31 hereof, including receipt of Landlord’s Consent to this Sublease, Sublessor sublets the Premises to Sublessee and Sublessee hires and takes the Premises from Sublessor for a term commencing on             (the “Sublease Commencement Date”) and ending on             (the “Expiration Date”), unless terminated earlier in accordance with the provisions hereinafter set forth (the period commencing on the Sublease Commencement Date and ending on the Expiration Date is herein referred to as the “Term”). The date upon which Sublessee shall commence paying rent hereunder is the Sublease Commencement Date. Such subletting shall be in all respects subject and subordinate to the terms, covenants and conditions of the Master Lease. Sublessor and Sublessee acknowledge and agree that Sublessor’s right, if any, to extend the term of the Master Lease, or to exercise any other options contained in the Master Lease, including any option to purchase, shall not be exercisable by Sublessee and, on the Expiration Date, Sublessee’s right to possess the Premises under this Sublease shall terminate and no longer be of any force or effect.

2. Possession.

a) Delivery of Possession. Sublessor agrees to deliver possession of the Premises to Sublessee upon the Sublease Commencement Date.

b) Condition of Premises. Sublessee’s taking possession of the Premises shall be conclusive evidence that the Premises were in good order and satisfactory condition when Sublessee took possession. No promise of Sublessor to alter, remodel, repair or improve the Premises or the Building in which the Premises may be situated have been made by Sublessor to Sublessee. Sublessee, at its cost and expense, shall perform all work necessary to prepare the Premises for Sublessee’s occupancy thereof. At the termination of this Sublease, Sublessee shall return the Premises broom-clean and in as good condition as when Sublessee took possession, ordinary wear and tear excepted. Sublessee shall remove any improvements or alterations made to the Premises by or on Sublessee’s behalf and restore the Premises to the original condition prior to installation of such improvements or alterations; provided, however that Sublessee shall only be required to remove such improvements or alterations and restore the Premises to the extent that Sublessor is required to remove and restore the same under the Master Lease, failing which Sublessor may restore the Premises to such condition and Sublessee shall pay the cost thereof on demand.

3. Incorporation of Master Lease.

The terms, covenants, conditions and respective obligations of Sublessor and Sublessee to each other under this Sublease shall be the terms and conditions of the Master Lease (which terms and conditions are incorporated herein by reference as though fully set forth), except as otherwise expressly provided in this Sublease. To the extent any terms or provisions of this Sublease contradict or conflict with any of the terms or provisions of the Master Lease, the terms and provisions of this Sublease shall control as between Sublessor and Sublesee only. Sublessor and Sublessee expressly agree, however, that Sublessor assumes none of the Landlord’s obligations as set forth in the Master Lease. Sublessee agrees to look solely to Landlord for performance of those obligations and to forever hold Sublessor harmless from any claim arising from Landlord’s failure to perform its obligations, unless such failure is due to Sublessor’s breach of the Master Lease.

4. Sublessee’s Assumption of Master Lease Obligations and Benefits.

Except as otherwise expressly provided in this Sublease, (a) Sublessee expressly assumes and agrees to perform and comply with all of the terms, covenants and conditions of the Master Lease that are to be observed and performed thereunder by Sublessor for the benefit of Landlord with respect to the Premises, and (b) Sublessee shall indemnify, defend and save Sublessor harmless from and against any loss, damage, cost or expense which Sublessor may sustain or incur by reason of any failure on the part of Sublessee so to observe and perform the same.

5. Rental.

As base rental (“Base Rent”) for the Premises during the Term, Sublessee covenants and agrees to pay to Sublessor $            , in advance by the first day of each month, without demand, deduction, offset or notice, at the address of Sublessor identified in the “Notices” section of this Sublease (or some other place as Sublessor shall have designated in writing). It is understood that Base Rent shall be net to Sublessor, and any other charges that Sublessor may incur on account of the Premises on account of services to Sublessee in excess of the services provided to Sublessor under the Master Lease or on account of the negligence or willful misconduct of Sublessee shall be the sole responsibility of Sublessee, and such other charges shall be in addition to the Base Rent due hereunder (such other charges are herein referred to as “Additional Rent”). The Base Rent shall be subject to any Base Rent increases set forth in the Master Lease.

If Sublessee fails to pay when due any Base Rent or Additional Rent that Sublessee is obligated to pay under the terms of this Sublease, the unpaid amounts shall bear interest at the maximum rate then allowed by law. Sublessee acknowledges that the late payment of all or any portion of Base Rent or Additional Rent will cause Sublessor to lose the use of that money and incur costs and expenses not contemplated under this Sublease, including without limitation, administrative and collection costs and processing and accounting expenses, the exact amount of which is extremely difficult to ascertain. Therefore, in addition to interest, if Sublessor does not receive the entire amount payable within ten (10) days from the date it is due, Sublessee shall pay Sublessor a late charge equal to ten percent (10%) of outstanding amount. Sublessor and Sublessee agree that this late charge represents a reasonable estimate of such costs and expenses and is fair compensation to Sublessor for the loss suffered from such nonpayment by Sublessee. Acceptance of any interest or late charge shall not constitute a waiver of Sublessee’s default with respect to such nonpayment by Sublessee nor prevent Sublessor from exercising any other rights or remedies available to Sublessor under this Sublease. Any payment of any kind returned for insufficient funds will be subject to an additional handling charge of $25.00.

6. Expense Pass-throughs.

It is understood that Base Rent shall be net to Sublessor, and any other charges that Sublessor may incur per the Master Lease shall be the sole responsibility of Sublessee, and shall be in addition to

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the Base Rent due. Sublessee shall pay monthly installments to Sublessor which shall be an estimate of charges due under the Master Lease. Upon final billing for each calendar year from the Landlord, Sublessor shall submit the same billing to Sublessee, and any overpayments or underpayments shall be ameliorated at that time.

7. Utilities.

Sublessee shall pay for all water, gas, heat, power, and other utilities and services supplied to the Premises.

8. Use of the Premises.

Sublessee, along with its successors or assigns, shall be limited in use of the Premises to that use specified in the Master Lease. Sublessee shall not conduct any activity or perform any act prohibited by the laws of the United States of America or the state in which the building and property are located or the ordinances of the city or county in which the Premises is situated and shall not commit waste nor suffer waste to be committed, nor permit any nuisance on or in the Premises. Sublessee shall not utilize any unethical method of business operation, nor shall any space in the Premises be used for living quarters, whether temporary or permanent. Sublessee shall not do anything, or permit anything to be done, in or about the Premises, or bring or keep anything therein, that will in any way increase the possibility of fire or other casualty or do anything in conflict with the pertinent laws, rules or regulations of any governmental authority. Sublessee shall not use or keep in, on or about the Premises or the property upon which the Premises may be situated, any hazardous, flammable or explosive fluid or substance or any illuminating material, unless it is battery powered or UL approved. Sublessee shall at all times maintain an adequate number of suitable fire extinguishers on the Premises for use in case of local fires, including electrical or chemical fires.

9. Hazardous Materials.

Sublessee, including its agents, employees, contractors and invitees, shall not cause nor permit the presence, release, storage, use or handling of any toxic substances or hazardous materials in, about or under the Premises, nor the Building nor the real property of which the Premises may be a part. If Sublessee breaches the obligations stated in the preceding sentence, or if the presence of any such toxic substances or hazardous materials on or about the Premises caused or permitted by Sublessee results in contamination of the Premises, the real property of which the Premises may be a part, or any adjacent property, then Sublessee shall indemnify, defend and hold Sublessor and Landlord harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses (including, without limitation, diminution in value of the Premises and/or adjacent property, damages for the loss or restriction on use of rentable or usable space or of any amenity of the Premises and/or adjacent property, damages arising from any adverse impact on marketing of the Premises and/or adjacent property, costs incurred in connection with any cleanup, remedial, removal or restoration work, and sums paid in settlement of claims, attorney’s fees, consultant fees and expert fees) which arise during or after the Term hereof, as a result of such contamination. Nothing contained herein shall be deemed or construed to limit the liability of Sublessee to Sublessor or Landlord hereunder for the breach of any covenant of Sublessee under this Section. The provisions of this Section shall survive the expiration or earlier termination of this Sublease and Sublessee’s surrender of the Premises to Sublessor.

10. Intentionally Omitted.

11. Insurance.

At all times while this Sublease is in effect, Sublessee agrees to maintain at its expense, with an insurance carrier satisfactory to Sublessor the insurance required to be maintained by Sublessor under the Master Lease.

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12. Waiver of Subrogation.

Sublessee hereby waives any and all rights of recovery against Sublessor and Landlord and their respective subsidiaries and affiliates, and their respective officers, directors, stockholders, agents and employees relating to the Premises or property damage and any resulting business interruption losses, occurring on or arising out of the use, maintenance or occupancy of the Premises, the Master Lease Premises or the building whether or not such loss or damage is insured.

13. Termination of Master Lease.

In the event that during the Term of this Sublease the Master Lease is terminated or comes to an end for any reason, then this Sublease and any assignments of this Sublease shall terminate on the effective date of such termination of the Master Lease. Notwithstanding the foregoing provisions of this Section, if the reason for such termination of the Master Lease shall be a default on the part of Sublessee with respect to any of the terms or conditions of this Sublease or of the Master Lease, Sublessor shall be entitled to recover from Sublessee as liquidated damages at least an amount equal to the damages which Landlord shall be entitled to recover from Sublessor in connection with such termination of the Master Lease.

14. Repairs and Alterations.

There shall be no obligation on the part of Landlord or Sublessor to make any repairs, alterations or improvements in order to make the Premises ready for occupancy by Sublessee. Prior to making any repairs, alterations or improvements on the Premises, Sublessee shall obtain the prior written consent thereto of both Landlord and Sublessor. Any alterations, additions, or improvements made to the Premises, or Sublessee’s behalf, whether at the expense of Sublessee or Sublessor, including but not limited to, wall covering, carpeting, or other floor covering, paneling and built-in cabinets shall be deemed a part of the real estate and the property of Sublessor and shall be surrendered with the Premises unless Landlord or Sublessor, by notice given to Sublessee no later than thirty (30) days prior to the end of the Term, shall elect to have Sublessee remove such alterations, additions, or improvements. Sublessee shall thereupon accomplish such removal at its sole cost and repair any damage to the Premises caused by such removal. In the event that Sublessor consents in writing to any alterations, additions, or improvements to the Premises by Sublessee, they shall be made at the sole cost of Sublessee by licensed contractors or workmen approved by Sublessor. Sublessee shall secure all appropriate governmental approvals and permits and shall complete such alterations with due diligence. Any consent or approval given by Landlord or Sublessor hereunder shall not give rise to rights to third parties to file mechanic’s or materialman’s liens, nor waive Sublessor’s prohibition against such liens, nor in any manner abrogate that Section of this Sublease requiring Sublessee to keep Premises free of liens.

15. Sublessee to Keep Premises Free of Liens.

Sublessee shall keep the Premises and the property on which the Premises is situated free from any liens arising out of any work performed, materials furnished, or obligations incurred by Sublessee. Sublessee shall indemnify, hold harmless, and defend Landlord and Sublessor from any liens and encumbrances arising out of any work performed or materials furnished by or at the direction of Sublessee. Such indemnity shall include, without limitation, all attorneys’ fees and costs incurred by Landlord or Sublessor due to the filing of such mechanic’s or materialman’s lien or notice thereof. In the event that Sublessee, within twenty (20) days following the imposition of any such lien, shall not cause such lien to be released of record by payment or posting of a proper bond, in addition to all other remedies provided herein and by law, Landlord or Sublessor shall have the right (but not the obligation) to cause the same to be released by such means as it shall deem proper, including bonding or payment of the claim giving rise to such lien. All such sums paid by Landlord or Sublessor and all expenses incurred by it in connection therewith, including attorneys’ fees and costs, shall be payable to Landlord or Sublessor by Sublessee on demand with the highest legal interest rate. Landlord or Sublessor shall have the right at all times to give notice or to post and keep posted on Premises any notice permitted or

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required by law which Landlord or Sublessor shall deem proper for the protection of Sublessor, Landlord and the Premises or any other party having an interest therein from mechanic’s and materialman’s liens.

Sublessee shall give written notice to Landlord and Sublessor at least ten (10) business days prior to the commencement of any work relating to the alterations or additions to the Premises and shall post the Premises giving all such persons notice of Sublessor’s and Landlord’s non-liability for work performed or materials supplied. Failure to provide Landlord and Sublessor such notice or post the Premises shall be deemed a material breach of this Sublease.

16. Assignment and Subletting.

Sublessee may not assign, sublease, transfer, sell, encumber or otherwise convey its interest in this Sublease, or any portion thereof, or its interest in the Premises, or any portion thereof, without the prior written consent of Sublessor, which consent may be granted or withheld in the sole discretion of Sublessor and the prior written consent of Landlord to the degree that such consent is required under the terms of the Master Lease. Any such attempted purported assignment, subletting, transfer, sale, encumbrance or other conveyance obtained without first obtaining such prior written consent shall be void and of no force or effect, and shall not confer any interest or estate in the purported transferee and shall, at Sublessor’s option, constitute an incurable default under this Sublease.

17. Continuing Liability of Sublessor.

Notwithstanding anything to the contrary contained elsewhere in this Sublease, nothing contained in this Sublease shall be deemed or construed as relieving Sublessor from any of its duties, responsibilities or obligations under the Master Lease, and Sublessor shall in all events be and remain primarily liable under the Master Lease as a principal, and not as a guarantor or surety, for all duties, responsibilities and obligations (monetary or otherwise) contained in the Master Lease, to the same extent as though no subletting by Sublessor had been made.

18. Notices.

Any notice, demand, consent, payment or communication given hereunder shall be in writing and shall be given by personal delivery, by commercial overnight delivery service or by certified mail, postage prepaid, return receipt requested, at the following addresses:

If to Sublessor:	Cendant Mortgage Corporation
3000 Leadenhall Road
Mt Laurel, New Jersey 08054
Attention: General Counsel

If to Sublessee:	PHH Home Loans, LLC

Attn:

If to Landlord:	iStar Bishops Gate LLC
c/o iStar Financial Inc.
114 Avenue of the Americas
27th Floor
New York, New York 10036
Attn: Chief Financial Officer

with a copy to:	iStar Financial Inc.
114 Avenue of the Americas
27th Floor
New York, New York 10036
Attn: General Counsel

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and

Katten Muchin Zavis Rosenman
525 West Monroe Street
16th Floor
Chicago, Illinois 60661-3693
Attn: Gregory P.L. Pierce, Esq.

Any of the above Parties may, by like notice at any time and from time to time, designate a different address to which such notice shall be sent. Such notices, requests, consents, payments or communications shall be deemed sufficiently given (a) if personally served, upon such service (b) if sent by commercial overnight delivery service, upon the next business day following such sending, or (c) if mailed, forty-eight (48) hours following the first attempt of the postal service to deliver same.

19. Notice of Default.

Sublessor and Sublessee each agree to give to the other, forthwith upon receipt thereof, a copy of any notice (including notice of default) under the Master Lease.

20. Sublessee Defaults and Remedies.

Defaults. The occurrence of any one or more of the following events shall constitute a default and breach of this Sublease by Sublessee:

a) If Sublessee shall fail to make any payment of any Rent or Additional Rent when due and payable, and such default shall continue for a period of three (3) days; or

b) If Sublessee shall be in default in the performance of any of the other terms, covenants and conditions of this Sublease and (i) such default shall not have been remedied within ten (10) days after written notice by Sublessor to Sublessee specifying such default and requiring it to be remedied; or (ii) where such default reasonably cannot be remedied within such period of ten (10) days, if Sublessee shall not have commenced the remedying thereof within such period of time and shall not be proceeding with due diligence to remedy it; or

c) If Sublessee shall desert or abandon the Premises and such desertion or abandonment shall continue for a period of ten (10) days; or

d) The making by Sublessee of any general assignment or general arrangement for the benefit of creditors; or the filing by or against Sublessee of a petition to have Sublessee adjudged a bankrupt, or a petition of reorganization or arrangement under any law relating to bankruptcy unless, in the case of a petition filed against Sublessee, the same is dismissed within sixty (60) days; or the appointment of a trustee or a receiver to take possession of substantially all of Sublessee’s assets located at the Premises or of Sublessee’s interest in this Sublease where possession is not restored to Sublessee within thirty (30) days; or the attachment, execution, or judicial seizure of substantially all of Sublessee’s assets located at the Premises or of Sublessee’s interest in this Sublease, where such seizure is not discharged within thirty (30) days after the levy thereof.

Remedies. In the event of any default or breach of Sublessee, Sublessor may at any time thereafter, with or without notice or demand and without limiting Sublessor in the exercise of a right which Sublessor may have by reason of such default or breach, proceed as follows:

a) Without terminating this Sublease, re-enter and take possession of the Premises or any part thereof and repossess same as Sublessor’s former estate and expel Sublessee and those claiming through or under Sublessee, and remove the effects of both or either with force, if necessary, without being deemed guilty in trespass or of a forcible entry or detainer and without prejudice to any remedies

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for arrears of rent or preceding breach of covenants. In such event, Sublessor shall be entitled to recover from Sublessee all damages incurred by Sublessor by reason of Sublessee’s default, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys’ fees, any real estate commission actually paid, the worth at the time of the unpaid rent for the balance of the Term, and that portion of the leasing sums payable. Such damages shall bear interest from the date due at the highest legal interest rate.

b) Terminate this Sublease by express notice to that effect.

c) Pursue any other remedy now or hereafter available to Sublessor under the laws or judicial decisions of the state where the Premises is located.

d) Should Sublessor elect to re-enter as above provided, or should Sublessor take possession pursuant to legal proceedings or pursuant to any notice provided by law or otherwise, Sublessor may from time to time, without terminating this Sublease or Sublessee’s obligations to pay rent hereunder, relet the Premises or any part thereof for such terms, at such rentals, and upon such other terms and conditions as Sublessor in its sole discretion may deem advisable, with the right to make alterations and repairs to the Premises, all at Sublessee’s expense. No such re-entry or taking of possession shall be construed as an election on Sublessor’s part to terminate this Sublease unless a written notice of such express intention is given to Sublessee.

If this Sublease shall be terminated as provided in this Section, Sublessor may:

a) Re-enter and resume possession of the Premises and remove all persons and property therefrom, either by summary dispossess proceedings or by a suitable action or proceeding, at law or in equity, or otherwise, without being liable for any damages therefor; and

b) Relet the whole or any part of the Premises for a period equal to, greater, or less than the remainder of the then-Term of this Sublease, at such rental and upon such terms and conditions as are acceptable to Sublessor, to any sublessee it may deem suitable and for any use and purpose it may deem appropriate. Sublessor shall not be liable in any respect for failure to relet the Premises, or in any event of such reletting, for failure to collect the rent thereunder, and any sums received by Sublessor on a reletting in excess of the Rent reserved in this Sublease shall belong to Sublessor.

Sublessee shall pay to Sublessor, upon default of this Sublease, in accordance with the provisions hereof, or upon the abandonment of said Premises by Sublessee, a sum of money equal to the entire amount of Rent by this Sublease provided to be paid and at that time remaining unpaid, whether or not presently due, and upon making such payment, Sublessee shall be entitled to receive from Sublessor all rents received by Sublessor from other tenants on account of said Premises during the Term originally demised by this Sublease, less the expenses which Sublessor may have incurred in connection with said resumption of possession and reletting, including (without limitation) attorneys’ fees, brokerage, cleaning, repairs, and decoration, provided, however, that the moneys to which Sublessee shall so become entitled shall in no event exceed the amount so paid by Sublessee to Sublessor.

Sublessee agrees to pay the costs and expenses, including reasonable attorneys’ fees, incurred by Sublessor in the enforcement of any of the terms of this Sublease as a result of default by Sublessee.

The words “re-enter” and “re-entry,” as used in this Section are not restricted to their technical legal meaning.

Sublessee hereby waives the service of any notice in writing by Sublessor of its intention to re-enter.

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If this Sublease shall be terminated as provided in this Section or by summary proceedings or otherwise, Sublessor, in addition to any other rights under this Section, shall be entitled to recover as damages (a) the cost of performing any work required to be done by Sublessee under this Sublease, and all damages resulting from Sublessee’s default in performing such work; and (b) the cost of placing the Premises in the same condition as that in which Sublessee is required to surrender them to Sublessor under this Sublease.

21. Counterparts.

This Sublease may be executed in counterparts, each of which shall be deemed to be an original hereof.

22. Brokers and Commissions.

The parties acknowledge that no broker or agent was involved in the negotiations related to, or consummation of, this Sublease. If Sublessee has dealt with any other person or real estate broker with respect to subleasing or renting space in the Building of which the Premises may be a part, Sublessee shall be solely responsible for the payment of any fee due said person or firm and Sublessee shall hold Sublessor free and harmless against any liability in respect thereto, including attorneys’ fees and costs.

23. Choice of Law.

This Sublease and the transaction contemplated hereunder shall be governed by and construed in accordance with the laws of the state where the property is located.

24. Observance of Law.

Sublessee shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or governmental or environmental rule or regulation now in force or which may hereafter be enacted or promulgated. Sublessee shall, as its sole cost and expense, promptly comply with all laws, statutes, ordinances and governmental or environmental rules, regulations or requirements now in force or which may hereafter be in force, and with the requirements of any board of fire insurance underwriters or other similar bodies now or hereafter constituted, relating to, or affecting the condition, use or occupancy of the Premises. The judgment of any tribunal of competent jurisdiction or the admission of Sublessee in any action against Sublessee, whether Sublessor is a party thereto or not, that Sublessee has violated any law, ordinance or governmental rule, regulation or requirement, shall be conclusive of that fact as between Sublessor and Sublessee.

25. Attorney’s Fees.

If either party brings an action to enforce the terms hereof, the prevailing party shall be entitled to receive reasonable attorney’s fees and court costs from the other party.

26. Consents.

Notwithstanding anything contained in this Sublease to the contrary, Sublessee shall have no claim, and hereby waives the right to any claim against Sublessor for money damages by reason of any refusal, withholding or delaying by Sublessor of any consent, approval or statement of satisfaction, and in such event, Sublessee’s only remedies therefor shall be an action for specific performance, injunction or declaratory judgment to enforce any right to such consent, etc.

27. Force Majeure.

Sublessor shall have no liability whatsoever to Sublessee on account of (a) the inability or delay of Sublessor in fulfilling any of Sublessor’s obligations under this Sublease by reason of war, strike, other labor trouble, riots, civil unrest, governmental controls in connection with a national or other public emergency, or shortages of fuel, supplies or labor resulting therefrom or any other cause, whether similar or dissimilar to the above, beyond Sublessor’s reasonable control; or (b) any failure or defect in the

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supply, quantity or character of electricity or water furnished to the Premises, by reason of any requirement, act or omission of the public utility or others furnishing the Premises with electricity or water, or for any reason, whether similar or dissimilar to the above, beyond Sublessor’s reasonable control. If this Sublease specifies a time period for performance of an obligation of Sublessor, that time period shall be extended by the period of any delay in Sublessor’s performance caused by any of the events of force majeure described above.

28. Severability.

If any clause or provision of this Sublease is or becomes illegal, invalid, or unenforceable because of present or future laws or any rule or regulation or any governmental body or entity, effective during its Term, the intention of the parties hereto is that the remaining parts of this Sublease shall not be affected thereby unless such invalidity is, in the sole determination of Sublessor, essential to the rights of both parties in which event Sublessor has the right to terminate this Sublease on written notice to Sublessee.

29. Titles and Headings.

The titles and headings of sections of this Sublease are intended for convenience only and shall not in any way affect the meaning or construction of any provision of this Sublease.

30. Changes, Waivers, Discharge and Modifications in Writing.

No provision of this Sublease may be changed, waived, discharged or terminated except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

31. Contingencies.

Sublessee hereby acknowledges that this Sublease is contingent upon receipt by Sublessor and Sublessee of all necessary consents or approvals, including, without limitation, Landlord’s Consent to this Sublease.

IN WITNESS WHEREOF, the Sublessor and Sublessee have executed, and Sublessor has consented to, this Sublease as of the day and year first above written.

SUBLESSOR:

Cendant Mortgage Corporation

By:
Name:	Terence W. Edwards
Title:	President and Chief Executive Officer

SUBLESSEE:

PHH Home Loans, LLC

By:
Name:	Terence W. Edwards
Title:	President and Chief Executive Officer

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CONSENT TO SUBLEASE

The undersigned is the Landlord in the Master Lease described in the Sublease to which this Consent is appended, and Landlord consents to the said Sublease without waiver of restrictions, if any, against further assignments and subletting.

iStar Bishops Gate LLC

By:
Name:
Title:

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Exhibit B

MANAGEMENT SERVICES AGREEMENT

THIS MANAGEMENT SERVICES AGREEMENT (“Services Agreement”) effective as of             , 2005 (“Effective Date”), is entered into by and between PHH HOME LOANS, LLC, a limited liability company formed under Delaware law (the “Company”), and PHH MORTGAGE CORPORATION (“PMC”), a corporation organized under the laws of the State of New Jersey (collectively, the “Parties”).

The Parties hereto agree as follows:

1. Capitalized Terms. Capitalized terms not otherwise defined in this Services Agreement shall have the meaning described in the Strategic Relationship Agreement, dated as of January 31, 2005 (the “SRA”).

2. Representations and Warranties of Company. The Company represents and warrants to PMC that:

(a) It is duly organized and existing, and in good standing, pursuant to the laws of the State of Delaware;

(b) It has the requisite limited liability company authority to enter into this Services Agreement and to perform its obligations hereunder; and

(c) The terms and conditions of this Services Agreement do not violate any provision of its Certificate of Formation, Operating Agreement or any other agreement to which it is a party.

3. Representations and Warranties of PMC. PMC represents and warrants to the Company that:

(a) It is duly organized and existing, and in good standing, pursuant to the laws of the State of New Jersey;

(b) It has the requisite corporate authority to enter into this Services Agreement and to perform its obligations hereunder; and

(c) The terms and conditions of this Services Agreement do not violate any provision of its Articles of Incorporation, Bylaws or any other agreement to which it is a party.

4. Seasonal Staffing Services. PMC shall provide to the Company the seasonal staffing services described in Exhibit 4.1 attached hereto, on and pursuant to the terms set forth therein. In consideration for performing the services described in Exhibit 4.1 hereto, the Company shall pay to PMC a cash fee calculated and payable in the manner set forth in Exhibit 4.1.

5. Product Support Services. PMC shall provide to the Company the product support services described in Exhibit 5.1 attached hereto, on and pursuant to the terms set forth therein. In consideration for performing the services described in Exhibit 5.1 hereto, the Company shall pay to PMC monthly, in advance, a cash fee calculated as set forth in Exhibit 5.1.

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6. General Administrative Services. PMC shall provide to the Company the general administrative services described in Exhibit 6.1 attached hereto, on and pursuant to the terms set forth therein. In consideration for performing the services described in Exhibit 6.1 hereto, the Company shall pay to PMC the cash fee or cash fees calculated and payable in the manner set forth in Exhibit 6.1.

7. IT Administrative Services. PMC shall provide to the Company the IT administrative services described in Exhibit 7.1 attached hereto, on and pursuant to the terms set forth therein. In consideration for performing the services described in Exhibit 7.1 hereto, the Company shall pay to PMC monthly, in advance, a cash fee calculated as set forth in Exhibit 7.1.

8. Required Disclosures. The amount, payor and payee of the fees incurred in connection with the product support services pursuant to Exhibit 5.1 shall be described in the Mortgage Loan Disclosures, to the extent required by law.

9. Standard of Care. PMC shall perform the services provided pursuant to this Services Agreement with no less degree of care than PMC or any of its Affiliates exercises in providing such services for its own account or the account of any third party with a similar regulatory profile, provided, that in no event shall PMC exercise a lesser degree of care than that exercised by PMC prior to the date of the SRA.

10. Compliance with Laws. Actions taken or not taken by PMC and its Affiliates, and all communications made when performing its obligations under this Services Agreement shall comply in all material respects with the requirements of all applicable laws. PMC shall

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promptly inform the Company in writing of any notices, inquiries or other communications, written or oral, received by PMC or any Affiliate thereof with respect to any material legal, administrative, arbitral or other proceedings, claims, actions or governmental or regulatory investigations or findings with respect to any of the services provided pursuant to this Services Agreement.

11. Records Preservation and Retention.

(a) PMC acknowledges that all Mortgage Loan Documents are the property of the Company. PMC shall use its reasonable best efforts to safeguard the Mortgage Loan Documents that it may hold or retain. PMC may enter into an arrangement with a third party agent to maintain the Mortgage Loan Documents with the reasonable consent of the Company.

(b) PMC agrees that it or its agent will hold and be responsible for such Mortgage Loan Documents within a secure and controlled environment to include, but not be limited to, fireproof vaults. PMC agrees that it or its agent will use its reasonable best efforts to protect such Mortgage Loan Documents from destruction or loss and from the unauthorized divulgence of confidential information. PMC shall, if such Mortgage Loan Documents are lost or destroyed, replace such Mortgage Loan Documents in all necessary respects. Further, such Mortgage Loan Documents will be maintained under such conditions as to have them readily available for use and examination by the Company, upon its reasonable request therefor.

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(c) Upon request by the Company, PMC will forward any and all of the Company’s records and the Company Mortgage Loan Documents in its possession that the Company reasonably may seek.

(d) PMC shall maintain all such Mortgage Loan Documents and other records relating to the services provided by it hereunder in accordance with all applicable federal, state and local laws and regulations, as well as Mortgage Loan investor and insurer requirements and reasonable Company requirements, as provided to PMC.

12. Right to Audit. The Company and its officers, employees and agents, including third party attorneys and accountants and auditors shall have full and complete access to PMC’s records and operations at reasonable times to monitor PMC’s performance on behalf of the Company pursuant to this Services Agreement, and all audit, inspection and review rights that the Cendant Member has with respect to the Company as provided in the Operating Agreement.

13. Termination. This Services Agreement shall terminate automatically upon the effective date of any termination of the SRA in accordance with its terms; provided that such termination shall have no effect on the Parties’ obligations with respect to Mortgage Loans in the process of origination at the time of such termination; and further provided that the representations, warranties and covenants of the Parties contained herein and the respective obligations of each Party hereunder to indemnify and hold harmless the other Party set forth in Section 14 below shall survive the termination of this Services Agreement (i) for a period of one (1) year thereafter, in the event of a Cendant Put, a Two Year Put, a Purchase Right transaction, a

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Special Termination Put or a Non-Renewal Put, or (ii) for a period of five (5) years thereafter, in the event of a PHH Sale, a Two Year PHH Sale or a Non-Renewal PHH Sale. In connection with any termination contemplated by clause (ii) above, PMC shall deliver to the Company, at the effective time of such termination, any records in its possession as contemplated by Section 11 hereof.

14. Indemnification.

(a) PMC shall indemnify, hold harmless and defend the Company, its members, directors, officers and employees and its successors and assigns and their members, directors, officers and employees, with counsel approved by the Company, from and against any and all Losses which the Company or any such parties may incur or be subject to arising out of, relating to, or in connection with (i) any representation of PMC that was not true when made, (ii) any breach by PMC of its warranties or covenants or the terms and conditions of this Services Agreement, or (iii) any actions or failures to act by PMC or any of its Affiliates in connection with the services provided pursuant to this Services Agreement that constitute negligence, bad faith or willful misconduct. PMC’s obligation to so indemnify, hold harmless and defend the Company and any such parties shall survive termination of this Services Agreement in accordance with Section 14. The Company’s right to indemnification, as provided herein, shall be in addition to, and not in lieu of all other rights and remedies it may have under law.

(b) The Company shall indemnify, hold harmless and defend PMC, its directors, officers and employees and its successors and assigns and their directors, officers and

6

employees, with counsel approved by PMC, from and against any and all Losses which PMC or any such parties may incur or be subject to arising out of, relating to or in connection with any representation made by the Company that was not true when made or any breach by the Company of its warranties or covenants or the terms and conditions of this Services Agreement. The Company’s obligation to so indemnify, hold harmless and defend PMC and any such parties shall survive termination of this Services Agreement in accordance with Section 14. PMC’s right to indemnification, as provided herein, shall be in addition to, and not in lieu of, all other rights and remedies it may have under law.

15. Cooperation. The Parties acknowledge that the success of their efforts under this Services Agreement depends on the cooperation of each of them. Accordingly, each of the Parties shall use its best efforts and confer in good faith in an attempt to agree upon any matter hereunder which requires such agreement.

16. No Partnership. This Services Agreement is not intended to be, nor shall it be construed to be, the formation of a partnership or joint venture between the Parties.

7

17. Notices. All notices and statements to be given under this Services Agreement are to be in writing, delivered by hand, facsimile, overnight mail or similar service, or first class United States mail, postage prepaid and registered or certified with return receipt requested, to the following addresses or facsimile numbers, as applicable (which addresses and facsimile numbers may be revised by written notice):

The Company:

PHH Home Loans, LLC
3000 Leadenhall Road
Mt. Laurel, NJ 08054

	Attention:	President
Facsimile:

With a copy to:

Cendant Real Estate Services Venture Partner, Inc.
1 Campus Drive
Parsippany, NJ 07054
	Attention:	Eric Bock
Facsimile:

PMC:

PHH Mortgage Corporation
3000 Leadenhall Road
Mt. Laurel, NJ 08054

	Attention:	President
	Facsimile:	856-917-6016

All written notices and statements shall be deemed given, delivered, received and effective upon personal delivery or receipt of facsimile or telegram, one (1) calendar day after sending by overnight mail or any similar service or five (5) calendar days after mailing by first class United States mail in the manner set forth above.

18. Expenses. PMC shall receive no compensation under the terms of this Services Agreement except as expressly provided herein. The Company shall, at its sole cost and expense, employ all persons necessary for it to carry out its duties and responsibilities hereunder. All costs and expenses incurred by either Party in connection herewith (including salaries for their respective personnel and their respective legal fees and expenses) shall be solely the expenses of the Party incurring them. Neither Party shall be obligated to contribute any amount as capital or otherwise to the other.

8

19. Amendment. This Services Agreement may be amended and any provision hereof waived, but only in writing signed by the Party against whom such amendment or waiver is sought to be enforced; provided, however, that any action taken by the Company pursuant to this Section 19 shall be valid only if taken following receipt of the prior approval of the Company’s Board of Advisors (as defined in the Operating Agreement) in accordance with Section 6.3 of the Operating Agreement.

20. Governing Law. THIS SERVICES AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAWS RULES THEREOF, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. Any legal suit, action or proceeding against any of the Parties hereto arising out of or relating to this Services Agreement shall only be instituted in any federal or state court in New York, New York, pursuant to Section 5-1402 of the New York General Obligations Law, and each Party hereby irrevocably submits to the exclusive jurisdiction of any such court in any such suit, action or proceeding. The Parties hereby agree to venue in such courts and hereby waive, to the fullest extent permitted by law, any claim that any such action or proceeding was brought in an inconvenient forum. Each of the Parties hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Services Agreement.

9

21. Dispute Resolution. In the event of any disputes under this Services Agreement, resolution shall occur pursuant to the dispute resolution procedures contained in Section 13.11 of the SRA as if such provision applied to the Parties hereto.

22. Severability; Release. The Parties hereto shall not perform, or be expected to perform, any act hereunder that is, or is reasonably believed to be, in violation of any applicable state or federal rule or regulation. If any provision of this Services Agreement is now or later in violation of any local, state or federal law, then such provision shall be considered null and void for purposes of this Services Agreement with all other provisions remaining in full force and effect. Each Party expressly releases the other from any liability in the event either of said Parties cannot fulfill any obligation hereunder due to any prohibition under local, state or federal laws pertaining to such obligation; provided, that the Parties agree to work together to structure an alternative solution for addressing the provisions so found to be in violation.

23. Further Assurances. The Parties agree that each will, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such amendments and supplements hereto and such further instruments as may be reasonably required or appropriate to further express the intention of the Parties, or to facilitate the performance of this Services Agreement.

24. Section Headings. The headings of the various sections of this Services Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Services Agreement.

10

25. Assignment. PMC may not assign this Services Agreement or any of its rights or obligations hereunder without the prior express written consent of the Company. The Company may not assign this Services Agreement or any of its rights or obligations hereunder without the prior approval of the Company’s Board of Advisors (as defined in the Operating Agreement) in accordance with Section 6.3 of the Operating Agreement.

11

IN WITNESS WHEREOF, each of the undersigned Parties has caused this Services Agreement to be duly executed and delivered by one of its duly authorized officers, all as of the Effective Date.

PHH HOME LOANS, LLC		PHH MORTGAGE CORPORATION

By:		By:
Name:	Terence W. Edwards	Name:	Terence W. Edwards
Title:	President and Chief Executive Officer	Title:	President and Chief Executive Officer

12

EXHIBIT 4.1

Seasonal Staffing

Services:

Seasonal Staffing services includes the following services provided by PMC to the Company:

•	Seasonal Staffing for Net One Tele-services – includes phone consultants and additional staff for Loan Processing Center and Document Review Center – additional staffing will be through PMC employees.

•	As needed and staffing availability permitting, the Company will provide reverse staffing to PMC.

Fees:

•	The Company shall pay all *CONFIDENTIAL; plus

•	A fixed fee per week for actual compensation, plus *CONFIDENTIAL.

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

13

EXHIBIT 5.1

Product Support Services

Services:

Product Support consists of the following services provided by PMC to the Company (whether or not the Company incurs these costs or similar costs directly):

•

Loan control and completion (LCC) – post-closing functions here include reconciling the HUD1 received from closing agents to the cash dispersed on the loan reconciling the tax and insurance escrows if appropriate, the submissions for insurance with HUD for GNMA insured loans and loan pools, certain compliance monitoring activities, verification of recorded deeds and title insurance policies etc.

•

Pricing – functions here include establishing the rate and fees for the borrowers established at the time of the rate lock commitment based on then current market conditions and profit expectations, performance of competitive surveys and market data gathering efforts to verify the competitiveness of pricing, determination of price concessions and implementation of concession policies etc.

•

Loan sales – functions here include the aggregation of loans into pools based on appropriate characteristics, determination of best execution decisions, gathering loans files, performance of due diligences, and shipping of files, management of GSE agency and mortgage loan investor relationships etc.

•

Product development – functions include development of loan program parameters, program design to comply with investor requirements, design integration of new programs to company processes, communication of new programs and related requirements etc.

•

Credit risk management – includes providing access to PMC’s automated underwriting systems, monitoring of loan quality, monitoring of compliance with documentation standards, monitoring performance of loans to assess underwriting and pricing effectiveness etc.

•	Mail print center – includes collection and copying of documents in connection with processing of the Company’s loan applications and loan closing packages.

•	Operational strategy department – includes development, processing and reporting on client survey results, office of the president for customer satisfaction and recovery, etc.

•	Mail away program – includes the cost of program to allow borrowers to sign loan documents in the presence of a notary rather than a closing agent etc.

14

Fees:

Fees will be based on the fair value of services provided, based on actual costs incurred by PMC plus a profit margin of *CONFIDENTIAL.

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

15

EXHIBIT 6.1

General Administrative Services

Services:

General Administrative (non-IT) services includes the following services provided by PMC to the Company (whether or not the Company incurs these costs or similar costs directly):

•

Accounting and Finance – includes maintenance of the general ledger and related sub ledgers, preparation of financial reports and management reports, preparation of financial forecasts, staffing models, profitability models, payment of bills, funding of loans, establishment of controls, controls monitoring, determination of sales proceeds, etc.

•	Telecom – includes the cost of telephone systems, staffing for maintenance and call prioritization systems, etc (including the PIMI systems)

•	Business intelligence – includes development and scheduling of management reporting and client reporting systems, reporting data management etc.

•	Legal – includes consulting on legal matters etc.

•	Human resources – includes payroll processing or related management, benefits management and participation in benefit plans, hiring-related matters, training-related matters, etc

•	Public relations – includes event management services, press related matters, etc.

•	Administration – Vendor management, etc

•	Facilities – includes building management, landscaping management, heating, air conditioning, power, growth management, etc.

•	Training – development and delivery of training materials etc.

•

Executive – includes an allocation of PHH Corporation executive management and corporate structure, PHH Mortgage executive management and structure, a portion of Management incentive programs to the extent not allocated to specific functions, etc

Fees:

Fees will be charged based on either (a) a per loan basis or (b) subject to a fixed minimum with a variable component, in the Cendant Member’s sole discretion. The fees will index annually at a maximum of 3%.

16

EXHIBIT 7.1

IT Administrative Services

Services:

•	IT Administrative Services include the following:

•	systems operations

•	maintenance of production systems

•	help desk support

•	network support

•	development of enhancements

•	systems interoperability

•	maintenance of websites

•	systems security

•	systems management reporting

•	data management

•	IT vendor management

•	project evaluation and management

•	resource allocations

•	telecom systems and support

•	new systems integration

•	major systems development

•	systems controls

Fees:

Fees will be a per loan charge based on the fair value of services provided, based on actual costs incurred by PMC plus a profit margin of *CONFIDENTIAL. The annual growth factor will be the lesser of (i) 3% or (ii) the Consumer Price Index rate at the time of reset.

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

17

Exhibit C

Master Shared Office Space Agreement

This Master Shared Office Space Agreement (“Agreement”) is made as of this      day of             , 2005, by and between NRT Inc., on behalf of its subsidiary listed on the attached Exhibit “A” (such subsidiary is herein referred to as “NRT”), and PHH Home Loans, LLC (“PHH”).

NRT currently occupies numerous locations identified as the “Master Premises” on Exhibit A pursuant to the certain master leases (“Master Leases”) identified on Exhibit A.

NRT has agreed to lease a portion (the “Premises”) of the Master Premises to PHH, and PHH has agreed to hire and take said Premises from NRT, pursuant to the terms and conditions set forth on Exhibit A and further pursuant to the following terms and conditions:

1.	Commencement Date: As set forth on Exhibit A.

2.	Expiration Date: As set forth on Exhibit A.

3.	Proportionate Share: As set forth on Exhibit A.

4.	Base Rent and Additional Rent: As set forth on Exhibit A.

5.	Utilities: The costs associated with utilities are included in the base rent. PHH shall pay all costs associated with PHH’s telephone usage and information technology services within thirty (30) days after receipt of invoices for such services.

6.	Common Areas: During the term of this Agreement, PHH shall have the right to use the Common Areas, which shall be deemed to include, but not be limited to, the conference room(s), kitchen, bathroom(s), reception area, receptionist’s services and other similar facilities at the Premises.

7.	Parking: PHH shall have the right to purchase parking spaces at prevailing rates in the parking area available to the Premises, on an as needed basis and as agreed upon with NRT’s branch manager; provided, however that if NRT has a right to park free of charge, NRT shall provide PHH with 1 parking space free of charge or such greater number of parking spaces as the parties reasonably determine that PHH would have if PHH leased similar space in the same market from a third party landlord.

8.	Maintenance, Repairs and Alterations: NRT shall, or shall cause NRT’s landlord to, clean and maintain the Premises and Common Areas in good order and condition. PHH will be responsible for any and all alterations and for repairs to the Premises resulting from PHH’s negligent or intentional act. All alterations shall be subject to the consent of NRT (which consent shall not be unreasonably withheld, conditioned or delayed) and to the conditions of the Master Lease.

9.	Signage: PHH shall have the right to display signs bearing its name and/or the name of its division provided said signs do not conflict with NRT’s signage. PHH also shall have the right to display a sign within the interior of the Premises that can be seen prominently by persons entering the Premises. All signage must be approved by NRT’s landlord as required by the Master Lease.

10.	Personal Property and Equipment: PHH may supply any and all of its own personal property reasonably necessary to its business. Further, PHH will install telephone lines for its telephones, computers and facsimile machines and be responsible for the payment thereof.

11.	Master Lease Obligations: PHH shall be bound to all covenants, terms and conditions contained in the Master Lease as the same relates to PHH’s occupancy of the Premises.

12.	Termination of Master Lease: In the event that during the Term of this Agreement the Master Lease is terminated or comes to an end for any reason, then this Agreement and any assignments of this Agreement shall terminate on the effective date of such termination of the Master Lease. Notwithstanding the foregoing provisions of this section, if the reason for such termination of the Master Lease shall be a default on the part of PHH with respect to any of the terms or conditions of this Agreement or of the Master Lease, NRT shall be entitled to recover from PHH as liquidated damages at least an amount equal to the damages which Landlord shall be entitled to recover from NRT in connection with such termination of the Master Lease.

13.	Indemnification: Except for the negligent acts, omissions or willful misconduct of NRT (for which NRT shall defend and indemnify PHH), PHH shall defend, indemnify and hold NRT harmless from and against all costs, expenses, attorneys’ fees, liabilities and damages arising out of (a) any breach or default on the part of PHH in the observance or performance of any of its agreements or obligations under this Agreement, and (b) any injury or damage to any person or property occurring in or on the Premises caused by the acts or omissions of PHH, its agents, employees or contractors. NRT shall defend, indemnify and hold PHH harmless from and against all costs, expenses, attorneys’ fees, liabilities and damages arising out of (a) any breach or default on the part of NRT in the observance or performance of any of its agreements or obligations under this Agreement, and (b) any injury or damage to any person or property occurring in the Premises which are caused by the negligent acts, omissions or willful misconduct of NRT.

14.	Entire Agreement: This Agreement constitutes the entire agreement between the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements. No modification of this Agreement shall be binding unless executed in writing by the party to be bound thereby.

15.	Counterparts: This Agreement may be executed in counterparts and, as so executed, shall constitute one agreement binding upon all parties. This Agreement shall inure to the benefit of and shall be binding upon the respective successors and assigns of each of the parties.

16.	Mutual Termination Option: Either PHH or NRT may terminate this Agreement at anytime by providing the other party with ninety (90) days’ advanced written notice of its intent to so terminate.

IN WITNESS WHEREOF, NRT and PHH have executed this Agreement as of the dates set forth below.

NRT:

NRT, Inc., on behalf of its subsidiary

By:
Name:	Eric J. Bock	Date
Title:	Executive Vice President and Secretary

PHH:

PHH Home Loans, LLC

By:
Name:	Terence W. Edwards	Date
Title:	President and Chief Executive Officer

Exhibit D

Small Corps

1. Axiom Financial, Inc., a Utah corporation

2. Hamera Corp. d/b/a First Capital, a California corporation

3. LongIsland Mortgage Group, Inc., a New York corporation

4. NE Moves Mortgage Corporation, a Massachusetts corporation

5. Preferred Mortgage Group, Inc., a Virginia corporation

6. RMR Financial, a California corporation

7. Sunbelt Lending Services, Inc., a Florida corporation

8. Burnet Home Loans (a division of PHH Mortgage)

Schedule I

Initial Capital Contributions

Member	Initial Capital Contribution	Common Interest Percentage
PHH Broker Partner Corporation	$250,500	50.1%

Cendant Real Estate Services Venture Partner, Inc.	$249,500	49.9%

Schedule II

Subsequent Capital Contributions

Member		Estimated Value
PHH Broker Partner Corporation	1) Businesses of Small Corps (Exhibit D)	$	*CONFIDENTIAL	(a)

	2) Direct assets of Phone-In Move-In channel		TBA

	Total	$	*CONFIDENTIAL

Cendant Real Estate Services Venture Partner Inc.	1) Exclusive royalty-free license for Coldwell Banker Home Loans and ERA Home Loans	$	*CONFIDENTIAL	(a)

	2) Cash	$	*CONFIDENTIAL	(b)

	Total	$	*CONFIDENTIAL

(a)	Based upon preliminary valuations prepared by external valuation firm. These valuations will be updated at the time of the Subsequent Capital Contributions.
(b)	Actual amount of cash contribution by Cendant Member will be determined based upon the final valuations referenced in (a) above. Common Interest Percentage will be consistent with Schedule I.

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Schedule 2.2

Other Company Names

1. ERA Home Loans

2. Coldwell Banker Home Loans

3. Burnet Home Loans

Schedule 2.10(a)

D/B/A, Fictitious Name and Similar Filings

to be made by the Company and its Subsidiaries

	Coldwell Banker Home Loans	ERA Home Loans	Burnet Home Loans
Alabama
Alaska
Arizona	X
Arkansas
California- Sacramento County	X
Colorado	X
Connecticut	X
Delaware-New Castle County	X	X
DC	X
Florida	X
Georgia-Gwinnet County	X
Hawaii
Idaho
Illinois	X
Indiana	X		X
Iowa
Kansas
Kentucky	X
Louisiana	X
Maine	X
Maryland	X	X
Massachusetts-Boston City Clerk	X
Michigan	X
Minnesota	X		X
Mississippi
Missouri	X
Montana	X
Nebraska
Nevada-Carson City Clerk	X
New Hampshire	X
New Jersey	X	X
New Mexico	X
New York	X	X
North Carolina
North Dakota
Ohio	X
Oklahoma
Oregon

Pennsylvania	X	X
Rhode Island	X
South Carolina
South Dakota
Tennessee
Texas	X
Utah	X
Vermont
Virginia-Alexandria City	X	X
Virginia	X	X
Washington
West Virginia	X
Wisconsin			X
Wyoming	X

Schedule 2.11(a)

NRT Operating States

Georgia

Maryland

California

Illinois

Ohio

Colorado

Connecticut

Texas

Florida

Minnesota

Wisconsin

New Jersey

Pennsylvania

Missouri

Utah

Virginia

Maine

New Hampshire

Massachusetts

Rhode Island

Delaware

Schedule 6.7

Initial Officers

1. President – Terry Edwards

2. Secretary – William F. Brown

Schedule 6.10(a)(i)

Sample Pricing Survey

PHH Analysis - PHH vs. National Lenders

Assume: *CONFIDENTIAL

*CONFIDENTIAL

PHH is Better/Lower than the Competition when > *CONFIDENTIAL (+)

PHH is Worse/Higher than the Competition when < *CONFIDENTIAL (-)

	Program L30 – 30-Year Conforming Fixed				Program L15 – 15-Year Conforming Fixed				Combined Running Win
Date	Wins	Out of	Weekly Win %	Running Win %	Wins	Out of	Weekly Win %	Running Win %	%
12/08/04	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL
12/15/04	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL
12/22/04	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL
12/29/04	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL
01/05/05	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL
01/12/05	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL
01/19/05	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL
01/26/05	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Schedule 6.10(a)(ii)

Reports

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

The following is a representative sample. Only portions applicable to JV should be prepared.

Senior Leadership Team

Monthly Management Report

December 2004

Entire Document For Internal Use Only

Monthly Management Report

Entire Document For Internal Use Only

Glossary of Terms:

Actuals are the results booked in the General Ledgers and statistical databases for the reported period.

Budget equals the estimates for the reporting period; In this report, budgeted numbers are equal to those which were submitted in the 2&10 Forecast. The difference between Actual results and Budgeted results can be divided into two components as described below: Volume Variance and Productivity Variance.

Budget Volume Actuals are generated by replacing budgeted volumes in the original budget model with actual volumes. The resulting numbers represent a “volume actual Budget” for the period, which assumes that actual volumes were known at the time of Budget creation.

Forecast Volume Actuals are generated by replacing forecast volumes in the previous forecast model with actual volumes. The resulting numbers represent a “volume actual Forecast” for the period, which assumes that actual volumes were known at the time of Forecast creation during the prior month.

Productivity Variance is the difference between Volume Actual results and Actual results. It represents that portion of the difference between Actual results and Budgeted or Forecast results that is attributable solely to changes in drivers and methodology since the Budget or Forecast was developed.

Entire Document For Internal Use Only

Confidential Treatment

EXECUTIVE SUMMARY

Commentary – DECEMBER 2004

First mortgage leads for the month were under forecast by 12%. Application dollars were below forecast for prime product by 2%, HELOCs were below forecast by 3%. First mortgage closing dollars were above forecast by 9% and HELOCS were higher by 15%.

EBITDA for December was $*CONFIDENTIAL million below forecast. Production revenue was over by $.9MM due to better than forecast loan sales (10%) and note margins (24%), partially offset by MSR additions which were capitalized at a rate 14% lower than forecast. Loan sales are forecast to decrease 28% in January accompanied by a 25% decrease in realized note margins. Net Servicing revenue was off forecast by $21 million due to net MSR valuation.

EBITDA for the full year is below budget by $*CONFIDENTIAL MM. The current shortfall is the result of lower Production EBITDA (-$*CONFIDENTIAL MM) due to lower closing volume (-9%) and lower Servicing EBITDA (-$*CONFIDENTIAL MM) resulting from a higher than anticipated net decline in MSR Valuation, lower closing volume and higher payoff volume; offset by improved capture and retention in mortgage insurance, and lower foreclosure expense. Several unplanned sales of investment securities, HELOCs, and servicing rights on delinquent GNMA loans helped narrow the shortfall to budget.

Headcount for December is 6,016.

Net delinquencies for December are *CONFIDENTIAL% of the servicing portfolio, which is down from *CONFIDENTIAL% in December 2003 and *CONFIDENTIAL% in January 2004.

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

4

Overall Market Statistics – December 2004

Treasury rates were lower. The three-month Treasury bill rate fell 1 basis point from prior month end. The 10-year note fell 13 basis points. Through mid-January, Treasury rates have risen an average of 5 bps.

Treasury Rates	Current Month	Prior Month	Prior Year

3 Mo T-Bill	2.212	2.223	0.917
10 Yr T-Note	4.218	4.349	4.246

Mortgage rates are essentially flat to prior month, but above last year. Through mid-January, mortgage rates have experienced little change.

Mortgage Rates	Current Month	Prior Month	Prior Year

30 Yr FRM	5.682	5.703	5.705
15 Yr FRM	5.096	5.103	5.028
1 Yr ARM	4.110	4.043	3.445

5

Application levels for the industry are below prior month, but above prior year. Through mid-January, refinance is increasing, but purchase activity is decreasing. June 2003 was the highest refinance application month on record with a refinance index reading of 8,100.

Application Index	Current Month	Prior Month	Prior Year

Total	671.52	718.48	621.03
Purchase	470.40	471.73	409.68
Refi	1841.28	2153.93	1850.25

Refinance applications for the industry as a percent of total applications are above prior month and prior year.

Purch/Refi App Mix	Current Month	Prior Month	Prior Year

Purchase %	46.62	53.02	50.44
Refi %	53.38	46.98	49.56

Cendant Refi Closing %	37.00	37.00	41.00

6

Annual closing forecast from FNMA (prime mortgages) is above the prior month’s forecast for the full year, but below prior year actual. Cendant’s full year projection increased slightly from the prior forecast.

FY 2004 Closing Dollar Forecast ($B)	Current Month	Prior Month	2003 Actual

FNMA	2,799	2,736	3,832
Cendant	48.60	48.30	80.61

Pipeline – December 2004

Leads (prime mortgage) are below prior month, forecast, budget and prior year.

Lead Units	Current Month	Prior Month	Prior Year Month	Forecast Month	Budget Month

1st Mtg	32,308	40,595	43,512	36,584	43,980
HELOCs	3,975	5,236	3,774	4,900	3,437

7

Confidential Treatment

Applications are below prior month, forecast, prior year and budget.

App Units	Current Month	Prior Month	Prior Year Month	Forecast Month	Budget Month

1st Mtg	15,757	19,903	20,032	17,092	19,642
HELOCs	2,830	3,443	2,495	3,226	1,967

Closings are below prior month, prior year and budget, but above forecast.

Closing Units	Current Month	Prior Month	Prior Year Month	Forecast Month	Budget Month

1st Mtg	15,529	16,296	20,906	14,229	18,656
HELOCs	3,094	3,168	2,586	2,831	2,228

*CONFIDENTIAL are above prior month, prior year, forecast and budget.

*CONFIDENTIAL	Current Month	Prior Month	Prior Year Month	Forecast Month	Budget Month

Brands	18.1	16.2	15.8	16.2	17.6
LOGOS	15.6	15.1	16.2	19.0	18.3

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

8

Confidential Treatment

Brands penetration rates are as follow (one month lag):

Brands % Penetration	November Month	October Month	Prior Year November

NRT	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL
Brands	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL
Total	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL

Service levels (“I would recommend”) are flat to last month at a four-year high!

IWR %	Current Month	Prior Month	Prior Year Month

Company	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL
HELOCS	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

9

Confidential Treatment

MTD DECEMBER LEADS
65,000
52,000
39,000
26,000
13,000
36,283
41,484
Montly Actuals
Forecast
*CONFIDENTIAL
*CONFIDENTIAL
*CONFIDENTIAL
*CONFIDENTIAL

*CONFIDENTIAL

MTD DECEMBER APPLICATIONS
25,000
20,000
15,000
10,000
5,000
18,587
20,318
Monthly Actuals
Forecast
*CONFIDENTIAL
*CONFIDENTIAL
*CONFIDENTIAL
*CONFIDENTIAL
*CONFIDENTIAL
*CONFIDENTIAL

*CONFIDENTIAL

MTD DECEMBER CLOSINGS
24,000
20,000
16,000
12,000
8,000
4,000
18,623
17,060
Monthly Actuals
Forecast
*CONFIDENTIAL
*CONFIDENTIAL
*CONFIDENTIAL
*CONFIDENTIAL
*CONFIDENTIAL
*CONFIDENTIAL

*CONFIDENTIAL

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

10

Confidential Treatment

2004 FY LEADS
1,000,000
800,000
600,000
400,000
200,000
-
762,387
944,618
Actuals
Budget
*CONFIDENTIAL
*CONFIDENTIAL
*CONFIDENTIAL
*CONFIDENTIAL

*CONFIDENTIAL

2004 FY APPLICATIONS
500,000
400,000
300,000
200,000
100,000
-
396,426
454,550
Actuals
Budget
*CONFIDENTIAL
*CONFIDENTIAL
*CONFIDENTIAL
*CONFIDENTIAL
*CONFIDENTIAL
*CONFIDENTIAL

*CONFIDENTIAL

2004 FY CLOSINGS
350,000
300,000
250,000
200,000
150,000
100,000
50,000
-
277,902
319,649
Actuals
Budget
*CONFIDENTIAL
*CONFIDENTIAL
*CONFIDENTIAL
*CONFIDENTIAL
*CONFIDENTIAL
*CONFIDENTIAL

*CONFIDENTIAL

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

11

Confidential Treatment

KEY STATISTICS

FORECAST 2003/2004

	Dec-04 Actual	Dec-04 Forecast	Variance $	Variance %	Full Year 2004	Full Year 2003	Full Year 2002	Variance $	Variance %	FY Budget 2004	Variance $	Variance %
Leads (units):
*CONFIDENTIAL	16,235	18,632	(2,397)	-12.9%	324,947	381,586	405,284	(23,698)	-5.8%	382,129	(57,182)	-17.6%
*CONFIDENTIAL	12,867	14,227	(1,360)	-9.6%	288,964	541,787	492,573	49,214	10.0%	366,308	(77,344)	-26.8%
*CONFIDENTIAL	3,206	3,725	(519)	-13.9%	70,032	125,267	119,307	5,960	5.0%	106,787	(36,755)	-52.5%

*CONFIDENTIAL	32,308	36,584	(4,276)	-11.7%	683,943	1,048,640	1,017,164	31,476	3.1%	855,224	(171,281)	-25.0%
*CONFIDENTIAL	3,975	4,900	(925)	-18.9%	78,444	49,034	—	—	0.0%	89,394	(10,950)	-14.0%

Total Leads	36,283	41,484	(5,201)	-12.5%	762,387	1,097,674	1,017,164	31,476	3.1%	944,618	(182,231)	-23.9%
Applications (units):
*CONFIDENTIAL	7,942	8,567	(625)	-7.3%	176,188	288,997	271,033	17,964	6.6%	221,124	(44,936)	-25.5%
*CONFIDENTIAL	637	742	(105)	-14.2%	28,150	54,678	22,336	32,342	144.8%	30,012	(1,862)	-6.6%
*CONFIDENTIAL	2,971	3,139	(168)	-5.4%	55,030	74,896	65,818	9,078	13.8%	42,778	12,252	22.3%
*CONFIDENTIAL	2,411	2,677	(266)	-9.9%	43,624	47,254	39,621	7,633	19.3%	46,384	(2,760)	-6.3%
*CONFIDENTIAL	1,796	1,967	(171)	-8 7%	40,021	73,413	73,388	25	0.0%	60,492	(20,471)	-51.1%

*CONFIDENTIAL	15,757	17,092	(1,335)	-7.8%	343,013	539,238	472,196	67,042	14.2%	400,790	(57,777)	-16.8%
*CONFIDENTIAL	2,830	3,226	(396)	-12.3%	53,413	41,241	—	—	0.0%	53,760	(347)	-0.6%

Total Apps (units)	18,587	20,318	(1,731)	-8.5%	396,426	580,479	472,196	67,042	14.2%	454,550	(58,124)	-14.7%
Applications ($):
*CONFIDENTIAL	1,347,556	1,373,007	$(25,451)	-1.9%	$29,092,405	44,652,399	40,857,344	$3,795,055	9.3%	33,514,395	(4,421,990)	-15.2%
*CONFIDENTIAL	125,840	152,341	(26,501)	-17.4%	5,457,929	9,725,976	3,221,124	6,504,852	201.9%	5,577,187	(119,258)	-2.2%
*CONFIDENTIAL	575,736	541,227	34,509	6.4%	9,309,344	11,064,599	9,424,510	1,640,089	17.4%	6,310,510	2,998,834	32.2%
*CONFIDENTIAL	669,912	720,789	(50,877)	-7.1%	11,467,264	11,377,930	9,440,445	1,937,486	20.5%	10,928,862	538,402	4.7%
*CONFIDENTIAL	675,555	688,380	(12,826)	-1.9%	14,698,781	22,952,098	24,968,856	(2,016,758)	-8.1%	20,469,578	(5,772,797)	-39.3%

*CONFIDENTIAL	$3,394,599	$3,475,745	$(81,146)	-2.3%	$70,023,723	$99,773,002	$87,912,279	$11,860,723	13.5%	$76,800,532	$(6,776,809)	-9.7%
*CONFIDENTIAL	334,504	345,583	$(11,078)	-3.2%	5,480,346	4,356,141	$0	$0	0.0%	$5,271,039	$209,307	3.8%

Total Apps	$3,729,103	$3,821,328	$(92,225)	-2.4%	$75,504,069	$104,129,143	$87,912,279	$11,860,723	13.5%	$82,071,571	$(6,567,502)	-8.7%
Closings (units):
*CONFIDENTIAL	7,603	7,037	566	8.0%	116,755	227,024	173,347	53,677	31.0%	145,554	(28,799)	-24.7%
*CONFIDENTIAL	610	603	7	1.1%	16,847	35,324	10,368	24,956	240.7%	21,475	(4,628)	-27.5%
*CONFIDENTIAL	2,755	2,518	237	9.4%	38,118	60,405	42,043	18,362	43.7%	28,096	10,022	26.3%
*CONFIDENTIAL	2,553	2,435	118	4.8%	35,073	42,001	32,199	9,802	30.4%	34,982	91	0.3%
*CONFIDENTIAL	2,008	1,635	373	22.8%	31,734	71,141	55,044	16,097	29.2%	46,339	(14,605)	-46.0%

*CONFIDENTIAL	15,529	14,229	1,300	9.1%	238,527	435,895	313,001	122,894	39.3%	276,447	(37,920)	-15.9%
*CONFIDENTIAL	3,094	2,831	263	9.3%	39,375	31,692	—	—	0.0%	43,202	(3,827)	-9.7%

Total Closings (units)	18,623	17,060	1,563	9.2%	277,902	467,587	313,001	122,894	39.3%	319,649	(41,747)	-15.0%
Closings ($):
*CONFIDENTIAL	1,277,465	1,152,048	$125,417	10.9%	$18,937,331	35,125,673	25,738,538	$9,387,134	36.5%	21,934,612	(2,997,281)	-15.8%
*CONFIDENTIAL	130,953	117,977	12,976	11.0%	3,341,295	6,120,948	1,449,329	4,671,620	322.3%	4,040,864	(699,570)	-20.9%
*CONFIDENTIAL	494,501	498,967	(4,466)	-0.9%	6,253,287	8,700,730	5,935,380	2,765,349	46.6%	4,183,061	2,070,226	33.1%
*CONFIDENTIAL	663,775	640,968	22,807	3.6%	8,942,545	9,799,654	7,425,673	2,373,981	32.0%	8,181,141	761,404	8.5%
*CONFIDENTIAL	743,713	622,669	121,044	19.4%	11,100,459	20,861,549	18,731,395	2,130,154	11.4%	15,556,595	(4,456,136)	-40.1%

*CONFIDENTIAL	$3,310,407	$3,032,629	$277,779	9.2%	$48,574,917	80,608,554	$59,280,315	$21,328,239	36.0%	53,896,273	$(5,321,357)	-11.0%
*CONFIDENTIAL	346,054	301,017	$45,036	15.0%	3,977,526	3,092,747	$0	$0	0.0%	$4,126,391	$(148,865)	-3.7%

Total Closings	$3,656,461	$3,333,646	$322,815	9.7%	$52,552,443	83,701,301	$59,280,315	$21,328,239	36.0%	$58,022,664	$(5,470,222)	-10.4%

Saleable	$2,247,168	2,058,402	$188,766	9.2%	$32,247,680	$60,191,252	$38,457,537	$21,733,715	56.5%	$34,199,285	$(1,951,604)	-6.1%
Non-Saleable	1,409,293	1,275,244	134,049	10.5%	20,304,762	23,510,049	20,822,778	2,687,271	12.9%	23,823,380	(3,518,617)	-17.3%

	$3,656,461	$3,333,646	$322,815	9.7%	$52,552,443	$83,701,301	$59,280,315	$24,420,986	41.2%	$58,022,664	$(5,470,222)	-10.4%

Closings Refi %	37%	19%	17%	89.5%	37%	60%	52%	9%	17.0%	24%	13%	35.1%
*CONFIDENTIAL	18.10%	18.98%	0.88%	-4.64%	15.45%	16.19%	18.10%	-1.92%	-10.59%	17.94%	-2.49%	-16.13%
*CONFIDENTIAL	15.63%	16.21%	-0.58%	-3.55%	14.75%	15.18%	15.22%	-0.04%	-0.26%	16.51%	-1.76%	-11.95%
Servicing Portfolio

*CONFIDENTIAL	$142,888,284	$142,530,435	$357,849	0.3%	$142,888,284	$131,965,265	$114,073,931	$17,891,334	15.7%	$153,922,171	$(11,033,887)	-7.7%
*CONFIDENTIAL	142,755,821	141,585,314	1,170,507	0.8%	137,880,566	122,828,284	105,781,000	17,047,284	16.1%	141,092,316	(3,211,749)	-2.3%
*CONFIDENTIAL	1,607,838	1,713,731	(105,894)	-6.2%	1,607,838	1,640,589	1,380,004	260,585	18.9%	1,730,326	(122,487)	-7.6%
*CONFIDENTIAL	113	120	(8)	-6.4%	113	124	121	3	2.8%	112	0	0.1%
*CONFIDENTIAL	(14,042)	(14,500)	458	-3.2%	(182,781)	(342,300)	(215,769)	(126,531)	58.6%	(147,021)	(35,760)	19.6%
EBITDA:

*CONFIDENTIAL	$5,701,480	$4,032,657	$1,668,824	41.4%	$83,730,405	$687,354,619	$430,576,491	$258,778,128	59.6%	$145,980,402	$(62,249,997)	-74.3%

*CONFIDENTIAL	—	—	—		—	—	—	—		—	—
*CONFIDENTIAL	(11,294,216)	9,901,499	(21,195,714)	-214.1%	16,148,434	(385,458,049)	(463,167,106)	77,709,057	16.8%	54,077,801	(37,929,367)	-234.9%
*CONFIDENTIAL	—	—	—		—	—	—	—		—	—

Total	$(5,592,735)	$13,934,155	$(19,526,891)	-140.1%	$99,878,839	$301,896,570	$(32,590,615)	$334,487,185	1026.3%	$200,058,203	$(100,179,364)	-100.3%

*CONFIDENTIAL	$2,204,779	$2,119,977	$84,802	4.0%	$29,404,353	$51,860,853	$34,231,032	$17,629,821	51.5%	$31,421,834	$(2,017,481)	-6.9%
*CONFIDENTIAL	227,256	185,695	41,561	22.4%	2,838,757	7,554,277	3,823,737	3,730,539	97.6%	3,009,510	(170,753)	-8.0%
*CONFIDENTIAL	100,757	—	100,757		222,315	105,968	—	105,968		—	222,315	100.0%

Loans Sold (UPB) - Total	$2,532,791	$2,305,672	$227,120	9.9%	$32,465,425	$59,521,099	$38,054,770	$21,466,329	56.4%	$34,431,344	$(1,965,919)	-6.1%

*CONFIDENTIAL	114	132	(18)	-13.4%	125	140	182	(42)	-23.2%	143	(19)	-14.8%
*CONFIDENTIAL	11	19	(8)	-40.0%	13	21	39	(18)	-45.1%	26	(13)	-102.7%

*CONFIDENTIAL	126	151	(25)	-16.8%	138	161	221	(60)	-27.0%	170	(32)	-23.1%

Margin (BP)	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL
Fee Income (BP)	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL
Capitalized Servicing (BP)	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL
Gross Prod. Rev. (BP)	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

15

Confidential Treatment

CENDANT MORTGAGE

KEY STATISTICS

FORECAST 2004

	Jan-04	Feb-04	Mar-04	Apr-04	May-04	Jun-04	Jul-04	Aug-04	Sep-04	Oct-04	Nov-04	Dec-04	Total 2004
Leads (units):
*CONFIDENTIAL	26,957	29,031	36,054	33,470	29,107	29,707	27,745	27,543	24,446	24,060	20,592	16,235	324,947
*CONFIDENTIAL	30,501	30,567	40,992	32,180	26,284	24,340	20,449	19,958	18,121	16,781	15,924	12,867	288,964
*CONFIDENTIAL	6,492	7,022	10,753	7,609	6,113	5,925	5,192	4,955	4,512	4,174	4,079	3,206	70,032

*CONFIDENTIAL	63,950	66,620	87,799	73,259	61,504	59,972	53,386	52,456	47,079	45,015	40,595	32,308	683,943
*CONFIDENTIAL	7,649	7,127	7,200	6,123	6,610	8,253	6,648	7,515	6,372	5,736	5,236	3,975	78,444

Total Leads	71,599	73,747	94,999	79,382	68,114	68,225	60,034	59,971	53,451	50,751	45,831	36,283	762,387

Applications (units):
*CONFIDENTIAL	15,856	16,586	23,293	18,358	16,336	16,425	13,956	13,758	11,941	11,613	10,124	7,942	176,188
*CONFIDENTIAL	3,031	3,271	4,708	3,570	3,024	3,016	2,257	1,674	1,076	1,040	846	637	28,150
*CONFIDENTIAL	3,657	3,849	7,743	6,258	4,601	5,347	5,389	4,369	3,773	3,472	3,601	2,971	55,030
*CONFIDENTIAL	3,024	3,752	5,523	4,570	3,898	3,985	3,417	3,508	3,315	3,200	3,021	2,411	43,624
*CONFIDENTIAL	3,409	4,131	6,181	4,434	3,460	3,437	3,034	2,879	2,639	2,310	2,311	1,796	40,021

*CONFIDENTIAL	28,977	31,589	47,448	37,190	31,319	32,210	28,053	26,188	22,744	21,635	19,903	15,757	343,013
*CONFIDENTIAL	4,095	4,939	5,227	4,745	4,989	5,414	4,480	4,852	4,378	4,021	3,443	2,830	53,413

Total Apps (units)	33,072	36,528	52,675	41,935	36,308	37,624	32,533	31,040	27,122	25,656	23,346	18,587	396,426

Applications ($):
*CONFIDENTIAL	$2,513,232	$2,696,357	$3,888,425	$3,100,199	$2,730,458	$2,713,001	$2,257,460	$2,227,559	$1,996,974	$1,923,738	$1,697,444	$1,347,556	$29,092,405
*CONFIDENTIAL	576,231	625,646	970,261	686,156	597,664	598,259	437,837	300,727	190,318	187,077	161,912	125,840	5,457,829
*CONFIDENTIAL	574,287	598,744	1,273,859	1,029,244	794,111	892,138	890,787	722,107	667,573	622,945	667,814	575,736	9,309,344
*CONFIDENTIAL	755,559	978,821	1,448,245	1,252,443	1,027,633	1,021,889	873,188	879,087	865,281	890,676	604,530	669,912	11,467,264
*CONFIDENTIAL	1,213,846	1,497,261	2,187,111	1,642,244	1,280,772	1,275,365	1,160,398	1,046,605	967,094	866,442	884,088	675,555	14,696,781

*CONFIDENTIAL	$5,633,154	$6,396,830	$9,767,901	$7,710,287	$6,430,639	$6,500,652	$5,619,670	$5,176,084	$4,687,241	$4,490,878	$4,215,788	$3,394,599	$70,023,723
*CONFIDENTIAL	414,734	497,638	528,825	493,324	487,475	524,815	460,171	495,708	445,035	425,154	371,965	334,504	5,480,346

Total Apps	$6,047,888	$6,894,467	$10,296,726	$8,203,611	$6,918,114	$7,025,466	$6,079,841	$5,671,792	$5,133,276	$4,916,032	$4,587,752	$3,729,103	$75,504,069

Closings (units):
*CONFIDENTIAL	7,647	8,280	11,759	12,955	13,180	12,322	9,456	9,488	8,075	7,815	8,275	7,603	116,755
*CONFIDENTIAL	1,316	1,329	1,844	2,140	2,099	1,962	1,550	1,424	1,065	826	682	610	16,847
*CONFIDENTIAL	1,872	1,881	2,813	4,165	4,411	4,268	3,306	4,006	3,285	2,711	2,645	2,755	38,118
*CONFIDENTIAL	1,726	2,105	3,268	3,628	3,531	3,741	3,197	3,202	2,710	2,692	2,720	2,553	35,073
*CONFIDENTIAL	2,400	2,225	2,917	3,260	3,862	4,080	2,781	2,358	2,016	1,853	1,974	2,008	31,734

*CONFIDENTIAL	14,861	15,820	22,601	26,148	27,083	26,373	20,290	20,478	17,151	15,897	15,296	15,529	238,527
*CONFIDENTIAL	2,307	2,702	3,740	3,795	3,517	3,627	3,271	3,484	3,253	3,417	3,168	3,094	39,375

Total Closings (units)	17,168	18,522	26,341	29,943	30,600	30,000	23,561	23,962	20,404	19,314	19,464	18,623	277,902

Closings ($):
*CONFIDENTIAL	$1,145,529	$1,263,906	$1,847,786	$2,092,266	$2,167,817	$2,085,130	$1,567,916	$1,536,210	$1,284,162	$1,290,720	$1,378,424	$1,277,465	$18,937,331
*CONFIDENTIAL	248,363	255,100	355,143	426,737	440,345	388,872	312,390	285,372	204,575	157,792	135,651	130,953	3,341,295
*CONFIDENTIAL	267,903	291,490	428,771	675,233	727,055	713,896	536,286	648,501	538,661	458,137	472,853	494,501	6,253,287
*CONFIDENTIAL	418,485	532,187	833,997	936,288	944,535	941,972	810,532	805,584	655,919	686,535	712,738	663,775	8,942,545
*CONFIDENTIAL	775,597	756,798	978,149	1,116,640	1,360,834	1,508,915	960,279	832,660	710,309	647,382	689,182	743,713	11,100,459

*CONFIDENTIAL	$2,855,877	$3,099,481	$4,443,846	$5,247,165	$5,660,587	$5,638,785	$4,187,403	$4,108,328	$3,393,627	$3,240,665	$3,388,847	$3,310,407	$48,574,917
*CONFIDENTIAL	247,992	252,317	351,455	372,979	354,398	358,501	314,542	345,596	336,160	357,224	340,307	346,054	3,977,526

Total Closings	$3,103,869	$3,351,797	$4,795,301	$5,620,144	$6,014,985	$5,997,286	$4,501,945	$4,453,924	$3,729,787	$3,597,790	$3,729,154	$3,656,461	$52,552,443

Saleable	$1,822,185	$1,962,448	$2,694,822	$3,612,684	$3,916,923	$3,678,130	$2,707,005	$2,706,407	$2,257,758	$2,155,495	$2,286,655	$2,247,168	$32,247,680
Non-Saleable	1,281,684	1,389,349	1,900,479	2,007,460	2,098,061	2,319,156	1,794,940	1,747,517	1,472,028	1,442,295	1,442,499	1,409,293	20,304,762

*CONFIDENTIAL	$3,103,869	$3,351,797	$4,795,301	$5,620,144	$6,014,985	$5,997,286	$4,501,945	$4,453,924	$3,729,787	$3,597,790	$3,729,154	$3,656,461	$52,552,443

Closings Refi %	40%	43%	45%	46%	46%	33%	23%	25%	29%	32%	37%	37%	37%
*CONFIDENTIAL	13.0%	13.4%	15.2%	14.1%	14.2%	17.4%	16.8%	17.2%	15.2%	14.5%	16.2%	18.1%	15.4%
*CONFIDENTIAL	12.7%	11.6%	15.2%	15.1%	14.7%	17.1%	16.1%	15.9%	13.9%	14.0%	15.1%	15.6%	14.8%

Servicing Portfolio
*CONFIDENTIAL	132,675,074	133,060,048	134,490,134	135,237,386	136,659,314	138,590,408	139,659,275	140,922,899	141,658,302	142,117,616	142,623,357	142,888,284	142,888,284
*CONFIDENTIAL	132,270,169	132,533,462	133,022,630	133,465,581	133,997,870	134,653,947	135,279,613	135,906,645	136,481,810	136,994,156	137,463,257	137,880,566	137,880,566
*CONFIDENTIAL	1,607,838	1,557,559	1,478,046	1,798,200	1,856,159	1,854,661	1,617,563	1,648,925	1,652,726	1,585,586	1,704,476	1,607,838	1,607,838
*CONFIDENTIAL	121	117	110	133	136	134	130	117	117	112	120	113	113
*CONFIDENTIAL	(10,950)	(12,695)	(17,738)	(21,818)	(19,784)	(17,043)	(14,202)	(13,611)	(12,665)	(13,070)	(13,282)	(14,042)	(180,910)

EBITDA:
*CONFIDENTIAL	$(17,245,309)	$1,501,980	$1,647,784	$35,819,692	$23,243,035	$36,985,442	$(13,202,436)	$(819,355)	$13,478,624	$(12,609,751)	$9,229,218	$5,701,480	$83,730,405
*CONFIDENTIAL	12,255,335	8,776,151	(5,846,210)	4,923,212	(12,240,391)	(30,351,142)	7,593,828	8,761,757	12,797,339	9,739,112	11,033,659	(11,294,216)	16,148,434
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	$(4,989,974)	$10,278,131	$(4,198,426)	$40,742,904	$11,002,644	$6,634,300	$(5,608,608)	$7,942,402	$26,275,962	$(2,870,638)	$20,262,877	$(5,592,735)	$99,878,839

*CONFIDENTIAL	$1,900,557	$1,816,856	$2,360,398	$2,756,771	$3,176,753	$3,371,314	$2,743,918	$2,690,582	$2,522,444	$1,833,430	$2,026,552	$2,204,779	$29,404,353
*CONFIDENTIAL	260,080	131,891	132,640	257,463	359,611	450,487	316,782	194,800	162,730	152,342	172,676	227,256	2,838,757
*CONFIDENTIAL	—	—	35,133	—	—	22,733	—	—	34,513	29,179	—	100,757	222,315

Loans Sold (UPB) - Total	$2,160,637	$1,948,746	$2,528,170	$3,014,234	$3,536,364	$3,844,634	$3,060,700	$2,885,381	$2,739,687	$2,014,951	$2,199,229	$2,532,791	$32,465,425
*CONFIDENTIAL	124	116	119	146	148	135	124	108	113	109	122	114	125
*CONFIDENTIAL	16	14	18	19	16	10	8	10	9	12	13	11	13

*CONFIDENTIAL	140	131	137	165	164	145	132	118	122	121	135	126	138

Margin (BP)	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL
Fee Income (BP)	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL
Capitalized Servicing (BP)	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL
Gross Prod. Rev. (BP)	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

16

Confidential Treatment

December 2004 Volume Analysis

	2004	2003	Budget	Forecast	2004 YTD	2003 YTD	Variance vs. 2003	Variance vs. Budget	Variance vs. Forecast	Variance vs. 2003 YTD	*CONFIDENTIAL
*CONFIDENTIAL	9,663	10,725	11,061	11,034	194,669	210,512	-9.90%	-12.64%	-12.43%	-7.53%	*CONFIDENTIAL
*CONFIDENTIAL	17	44	24	21	454	653	-61.36%	-30.05%	-17.58%	-30.47%
*CONFIDENTIAL	621	829	915	710	13,806	17,340	-25.09%	-32.10%	-12.49%	-20.38%	*CONFIDENTIAL
*CONFIDENTIAL	4,839	5,365	6,189	5,966	99,097	112,304	-9.80%	-21.81%	-18.89%	-11.76%
*CONFIDENTIAL	323	1,930	1	401	17,769	62,812	-83,26%	40275.00%	-19.41%	-71.71%	*CONFIDENTIAL
*CONFIDENTIAL	2,043	2,362	2,492	2,277	31,912	34,839	-13.51%	-18.02%	-10.28%	-8.40%
*CONFIDENTIAL	1	1	—	—	14	17	0.00%			-17.65%	*CONFIDENTIAL
*CONFIDENTIAL	704	661	1,198	972	13,570	11,775	6.51%	-41.22%	-27.54%	15.24%	*CONFIDENTIAL
*CONFIDENTIAL	1,673	2,151	3,373	2,295	37,773	38,740	-22.22%	-50.40%	-27.11%	-2.50%	*CONFIDENTIAL
*CONFIDENTIAL	143	1,338	—	195	17,646	26,253	-89.31%		-26.67%	-32.78%	*CONFIDENTIAL
*CONFIDENTIAL	2,437	2,514	8,469	2,864	47,352	47,381	-3.06%	-71.23%	-14.91%	-0.06%	*CONFIDENTIAL
*CONFIDENTIAL	967	1,030	1,044	1,436	17,724	17,161	-6.12%	-7.36%	-32.66%	3.28%	*CONFIDENTIAL
*CONFIDENTIAL	358	490	1,386	456	10,545	12,601	-26.94%	-74.17%	-21.41%	-16.32%	*CONFIDENTIAL
*CONFIDENTIAL	526	—	—	540	2,088	11			-2.59%	18881.82%
*CONFIDENTIAL	84	860	617	440	10,535	15,577	-90.23%	-86.39%	-80.91%	-32.37%	*CONFIDENTIAL
*CONFIDENTIAL	124	377	354	124	4,281	6,728	-67.11%	-64.95%	0.00%	-36.37%	*CONFIDENTIAL
*CONFIDENTIAL	11	—	—	35	796	—			-68.21%

Total Purchase Leads	24,534	30,677	37,122	29,764	520,031	614,704	-20.02%	-33.91%	-17.57%	-15.40%
Refi Leads	7,774	12,835	9,904	6,820	163,912	433,936	-39.43%	-21.51%	13.99%	-62.23%
HELOC Leads	3,975	3,774	4,687	4,900	78,444	49,034	5.33%	-15.20%	-18.88%	59.98%	*CONFIDENTIAL

Total Leads	36,283	47,286	51,713	41,484	762,387	1,097,674	-23.27%	-29.84%	-12.54%	-30.55%	*CONFIDENTIAL

CLOSINGS $ - Total	2004	2003	Budget	Forecast	2004 YTD	2003 YTD	Variance vs. 2003	Variance vs. Budget	Variance vs. Forecast	Variance vs. 2003 YTD	*CONFIDENTIAL
*CONFIDENTIAL	238,602	245,935	316,833	266,713	3,343,452	3,678,910	-2.98%	-24.69%	-10.54%	-9.12%
*CONFIDENTIAL	365	1,036	861	453	3,044	6,018	-64.76%	-57.61%	-19.45%	-49.41%	*CONFIDENTIAL
*CONFIDENTIAL	21,033	19,877	25,815	19,335	299,085	281,326	5.82%	-18.52%	8.78%	6.31%
*CONFIDENTIAL	224,217	230,984	302,927	240,990	3,115,137	3,602,155	-2.93%	-25.98%	-6.96%	-13.52%
*CONFIDENTIAL	12,226	105,106	7,234	14,299	681,882	2,281,501	-88.37%	69.00%	-14.49%	-70.11%	*CONFIDENTIAL
*CONFIDENTIAL	181,411	175,981	187,310	191,817	2,221,408	2,203,684	3.09%	-3.15%	-5.42%	0.80%
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	32,309	39,909	88,858	34,564	512,849	348,838	-19.04%	-63.64%	-6.52%	47.02%
*CONFIDENTIAL	350,648	391,594	790,873	498,072	5,117,721	4,875,131	-10.46%	-55.66%	-29.60%	4.98%
*CONFIDENTIAL	9,858	42,088	—	12,261	395,660	514,974	-76.58%		-19.60%	-23.17%
*CONFIDENTIAL	48,079	56,635	338,411	63,128	655,852	666,291	-15.11%	-85.79%	-23.84%	-1.57%
*CONFIDENTIAL	50,125	50,018	54,577	60,745	669,508	623,994	0.21%	-8.16%	-17.48%	7.29%
*CONFIDENTIAL	32,118	25,722	80,822	31,913	377,094	360,903	24.87%	-60.26%	0.64%	4.49%
*CONFIDENTIAL	13,682	—	—	9,613	35,406	920			42.32%	3748.12%
*CONFIDENTIAL	3,159	4,814	7,409	2,394	73,700	81,107	-34.39%	-57.37%	31.95%	-9.13%
*CONFIDENTIAL	258	—	—	880	7,814	—			-70.69%

*CONFIDENTIAL	1,218,091	1,389,697	2,201,929	1,447,176	17,509,612	19,525,753	-12.35%	-44.68%	-15.83%	-10.33%
*CONFIDENTIAL	—		—	—	—	—
*CONFIDENTIAL	770,305	1,130,680	302,737	304,462	11,706,000	34,312,750	-31.87%	154.45%	153.01%	-65.88%

*CONFIDENTIAL	1,988,396	2,520,377	2,504,666	1,751,638	29,215,613	53,838,503	-21.11%	-20.61%	13.52%	-45.73%

*CONFIDENTIAL	515,970	518,740	607,764	554,920	7,233,393	6,722,001	-0.53%	-15.10%	-7.02%	7.61%
*CONFIDENTIAL	8,275	109,927	—	10,457	987,975	1,471,700	-92.47%		-20.87%	-32.87%
*CONFIDENTIAL	26,145	21,295	46,281	31,171	280,413	100,265	22.77%	-43.51%	-16.12%	179.67%
*CONFIDENTIAL	21,946	44,340	45,368	20,639	408,457	302,785	-50.51%	-51.63%	6.33%	34.90%

*CONFIDENTIAL	572,335	694,302	699,413	617,188	8,910,238	8,596,752	-17.57%	-18.17%	-7.27%	3.65%
*CONFIDENTIAL	222,393	278,590	106,496	118,537	3,373,602	7,323,851	-20.17%	108.83%	87.61%	-53.94%

*CONFIDENTIAL	794,727	972,892	805,909	735,724	12,283,839	15,920,603	-18.31%	-1.39%	8.02%	-22.84%

*CONFIDENTIAL	196,699	110,920	98,575	176,915	2,035,733	1,699,074	77.33%	99.54%	11.18%	19.81%
*CONFIDENTIAL	82,909	116,759	95,128	162,810	1,794,134	1,196,866	-28.99%	-12.85%	-49.08%	49.90%
*CONFIDENTIAL	18,358	95,592	255,681	17,356	481,422	925,898	-80.79%	-92.82%	5.78%	-48.00%

*CONFIDENTIAL	297,967	323,271	449,385	357,081	4,311,289	3,821,838	-7.83%	-33.69%	-16.55%	12.81%
*CONFIDENTIAL	229,317	240,642	112,346	164,965	2,764,175	7,027,610	-4.71%	104.12%	39.01%	-60.67%

*CONFIDENTIAL	527,284	563,913	561,731	522,047	7,075,464	10,849,448	-6.50%	-6.13%	1.00%	-34.79%

Total Purchase Closings	2,088,392	2,407,270	3,350,727	2,421,445	30,731,139	31,944,343	-13.25%	-37.67%	-13.75%	-3.80%
Total Refi Closings	1,222,015	1,649,912	521,580	587,964	17,843,777	48,664,211	-25.93%	134.29%	107.84%	-63.33%
Total HELOC Closings	346,054	278,893	336,679	301,017	3,977,526	3,092,747	24.08%	2.78%	14.96%	28.61%

Grand Total ($)	3,656,461	4,336,075	4,208,985	3,310,426	52,552,443	83,701,301	-15.67%	-13.13%	10.45%	-37.21%

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

17

Confidential Treatment

December 2004 Volume Analysis

Refl Leads:	2004	2003	Budget	Forecast	2004 YTD	2003 YTD	Variance vs. 2003	Variance vs. Budget	Variance vs. Forecast	Variance vs. 2003 YTD
*CONFIDENTIAL	570	593	582	581	9,168	19,993	-3.88%	-2.09%	-1.85%	-54.14%	*CONFIDENTIAL
*CONFIDENTIAL	2	4	8	7	53	41	-50.00%	-75.31%	-70.91%	29.27%
*CONFIDENTIAL	90	112	48	37	1,503	3,377	-19.64%	86.98%	140.96%	-55.49%	*CONFIDENTIAL
*CONFIDENTIAL	463	463	331	317	7,059	18,607	0.00%	39.76%	46.23%	-62.06%
*CONFIDENTIAL	159	1,396	0	100	13,270	51,875	-88.61%	79400.00%	58.68%	-74.42%	*CONFIDENTIAL
*CONFIDENTIAL	47	45	—	23	884	3,395	4.44%		104.35%	-73.96%
*CONFIDENTIAL	1	—	—	—	3	14				-78.57%	*CONFIDENTIAL
*CONFIDENTIAL	690	547	798	595	10,628	25,514	26.14%	-13.58%	15.88%	-58.34%	*CONFIDENTIAL
*CONFIDENTIAL	1,533	2,087	3,288	1,430	32,259	86,527	-26.55%	-53.38%	7.23%	-62.72%	*CONFIDENTIAL
*CONFIDENTIAL	86	791	—	105	10,589	40,917	-89.13%		-18.10%	-74.12%	*CONFIDENTIAL
*CONFIDENTIAL	1,284	1,589	2,498	1,243	24,538	62,152	-19.19%	-48.60%	3.30%	-60.52%	*CONFIDENTIAL
*CONFIDENTIAL	1,926	4,247	1,044	1,934	35,817	78,513	-54.65%	84.51%	-0.41%	-54.38%	*CONFIDENTIAL
*CONFIDENTIAL	350	618	890	295	14,113	35,455	-43.37%	-60.66%	18.85%	-60.19%	*CONFIDENTIAL
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	516	164	265	110	2,398	3,184	214.63%	95.03%	369.09%	-24.69%	*CONFIDENTIAL
*CONFIDENTIAL	40	179	152	31	1,210	4,372	-77.65%	-73.62%	29.03%	-72.32%
*CONFIDENTIAL	17	—		12	420				37.10%

Total Refi Leads	7,774	12,835	9,904	6,820	163,912	433,936	-39.43%	-21.51%	13.99%	-62.23%	*CONFIDENTIAL
Purchase Leads	24,534	30,677	37,122	29,764	520,031	614,704	-20.02%	-33.91%	-17.57%	-15.40%
HELOC Leads	3,975	3,774	4,687	4,900	78,444	49,034	5.33%	-15.20%	-18.88%	59.98%	*CONFIDENTIAL

Total Leads	36,283	47,286	51,713	41,484	762,387	1,097,674	-23.27%	-29.84%	-12.54%	-30.55%

CLOSING $ - Total	2004	2003	Budget	Forecast	2004 YTD	2003 YTD	Variance vs. 2003	Variance vs. Budget	Variance vs. Forecast	Variance vs. 2003 YTD	*CONFIDENTIAL
*CONFIDENTIAL	32,385	23,240	8,124	7,343	368,989	856,556	39.35%	298.64%	341.07%	-56.92%
*CONFIDENTIAL	—	—	96	50	1,613	271		-100.00%	-100.00%	495.01%	*CONFIDENTIAL
*CONFIDENTIAL	2,739	3,638	720	515	55,064	123,361	-24.69%	280.74%	432.37%	-55.36%
*CONFIDENTIAL	33,262	31,074	7,830	6,208	416,826	1,361,426	7.04%	324.82%	435.78%	-69.38%
*CONFIDENTIAL	7,468	106,272	185	3,575	853,357	4,448,615	-92.97%	3926.07%	108.92%	-80.82%	*CONFIDENTIAL
*CONFIDENTIAL	3,830	6,547	941	1,938	38,562	215,302	-41.49%	306.94%	97.69%	-82.09%
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	43,999	57,874	9,873	23,043	556,928	1,328,747	-23.97%	345.65%	90.95%	-58.09%
*CONFIDENTIAL	360,282	545,079	197,718	101,517	5,160,560	13,837,699	-33.90%	82.22%	254.90%	-62.71%
*CONFIDENTIAL	13,628	44,933	—	6,602	503,993	2,249,074	-69.67%		106.42%	-77.59%
*CONFIDENTIAL	63,795	83,178	44,057	30,119	799,935	2,359,909	-23.30%	44.80%	111.81%	-66.10%
*CONFIDENTIAL	153,931	157,601	23,390	101,860	2,092,078	5,140,866	-2.33%	558.11%	51.12%	-59.30%
*CONFIDENTIAL	50,863	64,861	8,980	20,906	798,880	2,280,089	-21.58%	466.38%	143.29%	-64.96%
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	3,601	6,382	823	494	41,962	110,834	-43.58%	337.45%	628.93%	-62.14%
*CONFIDENTIAL	520	—	—	292	17,253	—			77.83%

*CONFIDENTIAL	770,305	1,130,680	302,737	304,462	11,706,000	34,312,750	-31.87%	154.45%	153.01%	-65.88%
*CONFIDENTIAL	1,218,091	1,389,697	2,201,929	1,447,176	17,509,612	19,525,753	-12.35%	-44.68%	-15.83%	-10.33%

*CONFIDENTIAL	1,988,396	2,520,377	2,504,666	1,751,638	29,215,613	53,838,503	-21.11%	-20.61%	13.52%	-45.73%

*CONFIDENTIAL	193,085	160,777	96,359	106,648	2,343,862	4,103,132	20.09%	100.38%	81.05%	-42.88%
*CONFIDENTIAL	1,328	73,865		3,486	630,633	2,418,603	-98.20%		-61.89%	-73.93%
*CONFIDENTIAL	18,632	15,045	5,142	3,955	211,219	210,854	23.84%	262.32%	371.07%	0.17%
*CONFIDENTIAL	9,348	28,903	4,995	4,448	187,888	591,262	-67.66%	87.13%	110.17%	-68.22%

*CONFIDENTIAL	222,393	278,590	106,496	118,537	3,373,602	7,323,851	-20.17%	108.83%	87.61%	-53.94%
*CONFIDENTIAL	572,335	694,302	699,413	617,188	8,910,238	8,596,752	-17.57%	-18.17%	-7.27%	3.65%

*CONFIDENTIAL	794,727	972,892	805,909	735,724	12,283,839	15,920,603	-18.31%	-1.39%	8.02%	-22.84%

*CONFIDENTIAL	91,529	46,652	24,644	44,229	904,735	1,857,201	96.20%	271.41%	106.94%	-51.29%
*CONFIDENTIAL	123,364	126,434	23,782	115,013	1,518,685	3,947,588	-2.43%	418.72%	7.26%	-61.53%
*CONFIDENTIAL	14,425	67,555	63,920	5,724	340,755	1,222,821	-78.65%	-77.43%	152.01%	-72.13%

*CONFIDENTIAL	229,317	240,642	112,346	164,965	2,764,175	7,027,610	-4.71%	104.12%	39.01%	-60.67%
*CONFIDENTIAL	297,967	323,271	449,385	357,081	4,311,289	3,821,838	-7.83%	-33.69%	-16.55%	12.81%

*CONFIDENTIAL	527,284	563,913	561,731	522,047	7,075,464	10,849,448	-6.50%	-6.13%	1.00%	-34.79%

Total Refi Closings	1,222,015	1,649,912	521,580	587,964	17,843,777	48,664,211	-25.93%	134.29%	107.84%	-63.33%
Total Purchase Closings	2,088,392	2,407,270	3,350,727	2,421,445	30,731,139	31,944,343	-13.25%	-37.67%	-13.75%	-3.80%
Total HELOC Closings	346,054	278,893	336,679	301,017	3,977,526	3,092,747	24.08%	2.78%	14.96%	28.61%

Grand Total ($)	3,656,461	4,336,075	4,208,985	3,310,426	52,552,443	83,701,301	-15.67%	-13.13%	10.45%	-37.21%

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

18

Confidential Treatment

Performance Curve - Purchase & Refinance

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	AVG
*CONFIDENTIAL	24.38%	23.44%	25.61%	25.27%	25.55%	25.59%	28.67%	26.03%	24.58%	23.88%	23.51%	22.25%	24.90%
*CONFIDENTIAL	27.18%	26.25%	28.37%	28.07%	28.36%	28.43%	31.52%	28.94%	27.48%	26.82%	26.44%	25.18%	27.75%
*CONFIDENTIAL	22.44%	25.40%	28.00%	26.54%	28.78%	29.75%	25.02%	25.40%	23.85%	24.46%	23.06%	22.60%	25.44%
*CONFIDENTIAL	22.44%	25.40%	28.00%	26.54%	28.78%	29.75%	25.02%	25.40%	23.85%	24.46%	23.06%	22.79%	25.46%
*CONFIDENTIAL	40.73%	37.98%	42.92%	33.69%	32.13%	34.05%	33.91%	36.70%	36.01%	38.58%	39.44%	36.28%	36.87%

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	AVG
*CONFIDENTIAL	22.40%	20.47%	26.07%	25.29%	25.88%	24.68%	28.30%	27.99%	27.77%	26.75%	24.30%	22.97%	25.24%
*CONFIDENTIAL	27.83%	25.84%	29.14%	25.97%	25.67%	25.82%	29.39%	29.78%	30.01%	30.10%	28.57%	25.19%	27.78%
*CONFIDENTIAL	22.97%	22.07%	26.84%	26.16%	27.24%	28.91%	28.99%	29.18%	27.35%	27.14%	26.95%	26.11%	26.66%
*CONFIDENTIAL	22.97%	22.07%	26.84%	26.16%	27.24%	28.91%	28.99%	29.18%	27.35%	27.14%	26.95%	24.50%	26.53%
*CONFIDENTIAL	40.03%	38.73%	40.63%	31.06%	28.54%	31.82%	37.21%	36.76%	36.51%	37.97%	33.96%	32.04%	35.44%

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	AVG
*CONFIDENTIAL	44.23%	40.12%	45.34%	42.88%	43.02%	42.59%	47.68%	41.56%	44.14%	44.07%	38.38%	39.29%	42.77%
*CONFIDENTIAL	47.23%	43.12%	48.34%	45.88%	46.02%	45.59%	50.68%	44.56%	47.14%	47.07%	41.38%	42.29%	45.77%
*CONFIDENTIAL	41.54%	41.07%	48.34%	49.62%	40.22%	45.80%	41.38%	45.03%	41.47%	41.03%	39.33%	35.63%	42.54%
*CONFIDENTIAL	41.54%	41.07%	48.34%	49.62%	40.22%	45.80%	41.38%	45.03%	41.47%	41.03%	39.33%	41.29%	43.01%

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	AVG
*CONFIDENTIAL	18.57%	16.85%	26.42%	27.73%	29.24%	32.57%	33.36%	33.53%	30.46%	27.23%	19.64%	20.06%	26.31%
*CONFIDENTIAL	32.98%	28.98%	36.35%	33.26%	33.96%	36.57%	36.83%	36.85%	33.84%	30.42%	22.69%	23.08%	32.15%
*CONFIDENTIAL	20.91%	20.59%	27.33%	25.93%	28.37%	28.48%	25.14%	26.11%	26.21%	23.85%	27.11%	25.50%	25.46%
*CONFIDENTIAL	20.91%	20.59%	27.33%	25.93%	28.37%	28.48%	25.14%	26.11%	26.21%	23.85%	27.11%	17.08%	24.76%
*CONFIDENTIAL	44.03%	45.72%	45.14%	31.49%	28.43%	33.78%	37.43%	38.70%	31.24%	31.64%	34.60%	28.67%	35.91%

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	AVG
*CONFIDENTIAL	55.69%	50.59%	57.98%	53.84%	64.27%	64.87%	66.03%	66.73%	61.61%	60.92%	53.96%	66.78%	60.27%
*CONFIDENTIAL	55.64%	50.27%	57.49%	54.62%	65.97%	65.50%	66.80%	67.28%	62.54%	62.02%	54.79%	67.69%	60.88%
*CONFIDENTIAL	54.27%	50.09%	58.78%	55.93%	54.55%	61.19%	56.87%	59.93%	54.28%	56.79%	62.47%	67.13%	57.69%
*CONFIDENTIAL	54.27%	50.09%	58.78%	55.93%	54.55%	61.19%	56.87%	59.93%	54.28%	56.79%	62.47%	65.74%	57.57%
*CONFIDENTIAL	77.26%	75.22%	81.68%	77.83%	85.26%	86.13%	63.63%	84.92%	68.91%	88.57%	87.30%	84.76%	80.11%

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	AVG
*CONFIDENTIAL	50.56%	49.43%	59.33%	60.52%	66.53%	70.13%	69.00%	67.19%	64.33%	62.93%	54.36%	63.54%	61.49%
*CONFIDENTIAL	52.64%	50.40%	59.57%	61.00%	62.91%	71.07%	68.04%	68.36%	68.05%	61.98%	57.97%	63.99%	62.16%
*CONFIDENTIAL	53.45%	55.07%	64.07%	56.48%	54.38%	64.53%	59.62%	59.99%	52.59%	51.50%	58.46%	66.00%	58.01%
*CONFIDENTIAL	53.45%	55.07%	64.07%	56.48%	54.38%	64.53%	59.62%	59.99%	52.59%	51.50%	58.46%	62.43%	57.71%
*CONFIDENTIAL	74.34%	71.28%	84.21%	75.06%	80.96%	84.56%	64.85%	76.91%	71.07%	71.62%	89.01%	83.93%	77.32%

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	AVG
*CONFIDENTIAL	59.92%	56.37%	62.39%	57.61%	67.58%	75.84%	72.88%	79.02%	63.58%	60.77%	58.17%	69.28%	65.28%
*CONFIDENTIAL	59.92%	56.37%	62.39%	58.61%	68.58%	76.84%	73.88%	80.02%	64.58%	61.77%	59.17%	70.28%	66.03%
*CONFIDENTIAL	58.10%	63.11%	70.29%	56.13%	62.57%	81.29%	77.42%	76.33%	64.44%	62.73%	67.88%	80.11%	68.37%
*CONFIDENTIAL	58.10%	63.11%	70.29%	56.13%	62.57%	81.29%	77.42%	76.33%	64.44%	62.73%	67.88%	69.28%	67.47%

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	AVG
*CONFIDENTIAL	48.51%	56.10%	65.87%	66.66%	70.17%	72.89%	77.11%	62.36%	65.67%	70.98%	54.25%	69.39%	65.00%
*CONFIDENTIAL	48.79%	56.64%	65.83%	65.17%	67.92%	69.81%	75.72%	61.17%	64.89%	69.97%	53.86%	69.14%	64.08%
*CONFIDENTIAL	54.36%	59.46%	65.00%	52.37%	46.91%	53.44%	49.49%	52.55%	40.52%	37.03%	42.62%	34.03%	48.98%
*CONFIDENTIAL	54.36%	59.46%	65.00%	52.37%	46.91%	53.44%	49.49%	52.55%	40.52%	37.03%	42.62%	44.14%	49.82%
*CONFIDENTIAL	74.88%	76.51%	85.26%	82.33%	80.93%	82.62%	65.85%	72.69%	73.27%	54.76%	68.47%	42.34%	71.66%

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	AVG
*CONFIDENTIAL	13.12%	12.16%	13.89%	13.40%	16.51%	16.83%	17.31%	18.26%	16.34%	15.40%	13.15%	15.76%	15.18%
*CONFIDENTIAL	14.82%	13.83%	15.51%	15.04%	18.15%	18.43%	18.97%	19.94%	18.10%	17.20%	14.95%	17.57%	16.88%
*CONFIDENTIAL	12.67%	11.63%	15.18%	15.09%	14.71%	17.05%	16.13%	15.89%	13.89%	13.99%	15.13%	15.63%	14.75%
*CONFIDENTIAL	12.67%	11.63%	15.18%	15.09%	14.71%	17.05%	16.13%	15.89%	13.89%	13.99%	15.13%	16.21%	14.80%
*CONFIDENTIAL	25.56%	28.33%	32.11%	31.60%	32.41%	29.44%	21.43%	29.22%	24.65%	32.37%	33.05%	32.93%	29.43%

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	AVG
*CONFIDENTIAL	14.70%	12.96%	14.22%	14.82%	17.39%	18.29%	17.64%	18.14%	17.81%	17.34%	14.69%	16.24%	16.19%
*CONFIDENTIAL	14.72%	13.67%	15.38%	16.03%	17.08%	18.36%	17.64%	18.73%	18.92%	17.87%	17.14%	18.32%	16.99%
*CONFIDENTIAL	13.02%	13.40%	15.24%	14.11%	14.20%	17.36%	16.78%	17.25%	15.24%	14.50%	16.19%	18.10%	15.45%
*CONFIDENTIAL	13.02%	13.40%	15.24%	14.11%	14.20%	17.36%	16.78%	17.25%	15.24%	14.50%	16.19%	18.98%	15.52%
*CONFIDENTIAL	25.38%	25.75%	32.49%	29.70%	30.00%	26.70%	19.70%	26.13%	25.81%	26.28%	32.98%	29.95%	27.57%

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	AVG
*CONFIDENTIAL	24.53%	24.60%	27.41%	26.09%	32.05%	35.00%	33.45%	37.88%	29.66%	27.99%	26.41%	29.74%	29.57%
*CONFIDENTIAL	26.48%	26.53%	29.34%	28.02%	34.00%	36.97%	35.44%	39.89%	31.67%	30.00%	28.41%	31.73%	31.54%
*CONFIDENTIAL	24.34%	27.37%	31.96%	27.20%	32.13%	42.23%	39.73%	36.79%	30.29%	28.56%	30.06%	34.56%	32.10%
*CONFIDENTIAL	24.34%	27.37%	31.96%	27.20%	32.13%	42.23%	39.73%	36.79%	30.29%	28.56%	30.06%	31.09%	31.81%

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	AVG
*CONFIDENTIAL	17.33%	14.94%	14.93%	16.39%	19.64%	21.24%	23.62%	20.17%	21.81%	21.92%	15.22%	15.93%	18.60%
*CONFIDENTIAL	19.24%	16.82%	16.81%	18.27%	21.54%	23.14%	25.55%	22.13%	23.77%	23.88%	17.17%	17.87%	20.52%
*CONFIDENTIAL	11.69%	13.22%	14.27%	12.97%	12.05%	14.46%	14.06%	13.85%	10.54%	9.72%	10.86%	8.90%	12.22%
*CONFIDENTIAL	11.69%	13.22%	14.27%	12.97%	12.05%	14.46%	14.06%	13.85%	10.54%	9.72%	10.86%	17.30%	12.92%
*CONFIDENTIAL	28.60%	32.36%	37.82%	37.67%	32.46%	26.47%	21.07%	26.86%	28.48%	20.09%	23.36%	14.30%	27.46%

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Confidential Treatment

Monthly Income Statement

	Actuals			12&0 Forecast		December		Month Actual vs.
	October	November	December	January ‘05	February ‘05	Forecast	Budget	Forecast	Budget
Servicing
*CONFIDENTIAL	39,796,556	41,889,256	43,006,752	40,888,720	40,980,093	42,337,389	44,857,939	669,363	(1,851,187)
*CONFIDENTIAL	3,248,528	3,547,278	522,938	2,828,887	2,956,306	3,321,713	2,178,301	(2,798,775)	(1,655,363)
*CONFIDENTIAL	(1,569,092)	(1,929,397)	(4,746,755)	(649,104)	(1,720,107)	(2,571,144)	(1,475,307)	(2,175,611)	(3,271,447)
*CONFIDENTIAL	311,628	275,618	365,444	—	—	250,000	—	115,444	365,444
*CONFIDENTIAL	(25,799,692)	(25,515,938)	(42,346,464)	(27,000,000)	(27,000,000)	(25,514,370)	(21,064,818)	(16,832,094)	(21,281,646)

Net Servicing Revenues	15,987,926	18,266,817	(3,198,086)	16,068,504	15,216,292	17,823,588	24,496,113	(21,021,674)	(27,694,199)

*CONFIDENTIAL	6,455,403	7,002,363	8,025,670	6,766,806	6,592,252	7,922,089	7,214,738	103,581	810,932

*CONFIDENTIAL	9,532,524	11,264,455	(11,223,756)	9,301,697	8,624,040	9,901,499	17,281,376	(21,125,255)	(28,505,132)

Average Servicing Portfolio	141,887,959,147	142,370,456,936	142,755,820,667	142,981,736,931	142,972,122,834	142,576,895,692	153,086,499,688	178,924,975	(10,330,679,021)

Production

Gross Revenues	57,237,279	76,185,315	70,305,494	50,055,995	46,819,146	68,468,836	66,720,472	1,836,658	3,585,023

Direct Expenses	(28,780,866)	(26,162,229)	(24,879,709)	(24,194,227)	(21,250,726)	(23,915,137)	(25,698,172)	(964,572)	818,463

Net Production Revenues	28,456,413	50,023,086	45,425,785	25,861,768	25,568,420	44,553,699	41,022,299	872,086	4,403,486
*CONFIDENTIAL	29,910,928	31,019,017	32,578,089	24,573,355	25,009,042	28,660,696	27,481,853	3,917,393	5,096,236
*CONFIDENTIAL	11,172,293	9,781,486	7,161,629	13,652,705	12,412,862	11,865,208	12,390,151	(4,703,579)	(5,228,521)

*CONFIDENTIAL	(12,626,808)	9,222,583	5,686, 067	(12,364,292)	(11,853,484)	4,027,796	1,150,296	1,658,271	4,535,771

Loans Closed	3,597,789,525	3,729,154,116	3,656,461,926	2,823,081,950	2,512,905,187	3,333,646,040	3,990,171,035	322,814,988	(333,710,007)

Loans Sold	2,014,951,149	2,199,228,935	2,532,791,433	1,817,408,024	1,701,051,213	2,305,671,610	2,281,856,336	227,119,823	250,935,097

Other
*CONFIDENTIAL	206,589	(230,796)	(70,459)	—	—	—	—	(70,459)	(70,459)
*CONFIDENTIAL	17,057	6,635	15,414	9,385	9,385	4,861	5,353	10,553	10,061
Summary

Net Revenues	44,667,986	68,065,742	42,172,653	41,939,657	40,794,097	62,382,148	65,523,766	(20,209,495)	(23,351,113)

Operating Expenses	47,538,624	47,802,865	47,765,389	44,992,866	44,014,156	48,447,993	47,086,742	(682,604)	678,647

*CONFIDENTIAL	(2,870,638)	20,262,877	(5,592,735)	(3,053,209)	(3,220,059)	13,934,155	18,437,024	(19,526,891)	(24,029,760)
Depreciation and Amortization	2,833,795	2,831,889	2,542,737	2,434,353	2,415,238	2,562,463	2,412,320	(19,725)	130,417
Interest Expense	48,839	41,355	41,464	—	—	—	—

*CONFIDENTIAL	(5,753,272)	17,389,633	(8,176,937)	(5,487,562)	(5,635,297)	11,371,693	16,024,704	(19,548,629)	(24,201,641)

Confidential Treatment

YTD & FY Income Statement

	DECEMBER YTD			FULL YEAR
	Actuals	Budget	Variance	2004 Forecast	2004 Budget	Variance	2003 Actuals	Variance
Servicing
*CONFIDENTIAL	490,945,904	499,076,157	(8,130,252)	490,945,904	499,076,157	(8,130,252)	444,058,317	46,887,587
*CONFIDENTIAL	37,495,629	29,933,441	7,562,189	37,495,629	29,933,441	7,562,189	45,922,908	(8,427,279)
*CONFIDENTIAL	(36,906,038)	(35,388,761)	(516,277)	(35,905,038)	(35,388,761)	(516,277)	(71,410,836)	35,505,798
*CONFIDENTIAL	5,649,586	2,388,967	3,260,619	5,649,586	2,388,967	3,260,619	26,253,017	(20,603,431)
*CONFIDENTIAL	(409,518,970)	(361,210,536)	(48,308,434)	(409,518,970)	(361,210,536)	(48,308,434)	(730,960,767)	321,441,797

*CONFIDENTIAL						—
Net Servicing Revenues	88,667,112	134,799,267	(46,132,156)	88,667,112	134,799,267	(46,132,156)	(286,137,361)	374,804,473
*CONFIDENTIAL						—
*CONFIDENTIAL	76,163,080	80,721,333	(4,558,253)	76,163,080	80,721,333	(4,558,253)	98,817,641	(22,654,561)

*CONFIDENTIAL						—
*CONFIDENTIAL	12,504,032	54,077,935	(41,573,903)	12,504,032	54,077,935	(41,573,903)	(384,955,002)	397,459,034

*CONFIDENTIAL						—

Average Servicing Portfolio	137,880,566,344	141,092,315,681	(3,211,749,337)	137,880,566,344	141,092,315,681	(3,211,749,337)	122,828,283,732	15,052,282,612

Production

Gross Revenues	981,729,764	1,044,429,861	(62,700,098)	981,729,764	1,044,429,861	(62,700,098)	1,918,058,090	(936,328,326)

Direct Expenses	(376,381,721)	(366,108,492)	(10,273,229)	(376,381,721)	(366,108,492)	(10,273,229)	(606,798,102)	230,416,381

Net Production Revenues	605,348,043	678,321,369	(72,973,326)	605,348,043	678,321,369	(72,973,326)	1,311,259,988	(705,911,945)
*CONFIDENTIAL	391,365,368	381,454,331	9,911,037	391,365,368	381,454,331	9,911,037	465,391,069	(74,025,701)
*CONFIDENTIAL	132,262,209	150,948,720	(18,686,510)	132,262,209	150,948,720	(18,686,510)	158,631,414	(26,369,205)

*CONFIDENTIAL	81,720,466	145,918,318	(64,197,853)	81,720,466	145,918,318	(64,197,853)	687,237,505	(605,517,039)

Loans Closed	52,552,442,773	58,022,664,361	(5,470,221,588)	52,552,442,773	58,022,664,361	(5,470,221,588)	83,701,300,901	(31,148,858,128)

Loans Sold	32,465,424,924	34,431,344,420	(1,965,919,497)	32,465,424,924	34,431,344,420	(1,965,919,497)	59,521,098,501	(27,055,673,577)

Other
*CONFIDENTIAL	3,644,403	2,388,967	1,255,436	3,644,403	—	3,644,403	(503,047)	4,147,450
*CONFIDENTIAL	2,009,939	62,279	1,947,660	2,009,939	62,279	1,947,660	117,114	1,892,825
Summary

Net Revenues	699,669,496	815,571,882	(115,902,386)	699,669,496	813,182,915	(113,513,419)	1,024,736,694	(325,067,198)

Operating Expenses	599,790,657	613,124,383	(13,333,726)	599,790,657	613,124,383	(13,333,726)	722,840,124	(123,049,467)

*CONFIDENTIAL	99,878,839	202,447,499	(102,568,660)	99,878,839	200,058,532	(100,179,693)	301,896,570	(202,017,731)

Depreciation, Amortization & Interest Expense	31,770,851	30,828,606	942,245	31,770,851	30,828,606	942,245	26,613,105	5,157,746

*CONFIDENTIAL	68,107,988	171,618,893	(103,510,905)	68,107,988	169,229,926	(101,121,938)	275,283,465	(207,175,477)

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Confidential Treatment

Quarterly Income Statement

	2003				2004
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Servicing
*CONFIDENTIAL	108,613,539	109,725,263	112,016,257	113,703,258	120,289,682	123,925,085	122,038,574	124,692,563
*CONFIDENTIAL	9,066,609	8,469,605	8,128,143	20,258,551	8,815,226	10,797,616	10,564,044	7,318,744
*CONFIDENTIAL	(16,342,976)	(23,936,321)	(16,378,777)	(14,752,762)	(13,640,842)	(13,505,195)	(513,757)	(8,245,244)
*CONFIDENTIAL	8,665,052	7,309,897	7,188,498	3,089,570	2,340,760	1,533,318	822,818	952,689
*CONFIDENTIAL	(133,638,364)	(187,389,590)	(263,989,939)	(145,942,874)	(93,061,991)	(141,795,771)	(80,999,113)	(93,662,095)

Net Servicing Revenues	(23,636,140)	(85,821,146)	(153,035,818)	(23,644,257)	24,742,835	(19,044,947)	51,912,566	31,056,658

*CONFIDENTIAL	18,297,415	26,264,268	28,247,901	26,008,057	14,189,062	18,623,375	21,867,208	21,483,435

*CONFIDENTIAL	(41,933,555)	(112,085,414)	(181,283,719)	(49,652,314)	10,553,773	(37,668,321)	30,045,358	9,573,222

Average Servicing Portfolio	115,779,517,827	119,758,106,549	125,243,682,183	130,637,845,235	133,022,630,183	136,244,310,379	140,207,721,159	142,321,889,907

Production
Gross Revenues	422,260,048	517,942,019	620,324,974	357,531,049	197,509,028	342,685,516	237,807,131	203,728,088

Direct Expenses	(130,309,732)	(166,067,320)	(192,074,853)	(118,346,197)	(74,601,907)	(108,025,638)	(113,931,372)	(79,822,804)

Net Production Revenues	291,950,316	351,874,699	428,250,121	239,184,852	122,907,121	234,659,878	123,875,759	123,905,284

*CONFIDENTIAL	113,655,255	128,357,324	124,064,476	99,314,014	98,061,365	100,935,579	98,860,390	93,508,034
*CONFIDENTIAL	39,430,295	41,156,075	39,678,828	38,366,216	39,061,403	39,215,643	25,869,755	28,115,408

*CONFIDENTIAL	138,864,766	182,361,300	264,506,817	101,504,622	(14,215,647)	94,508,657	(854,386)	2,281,842

Loans Closed	17,845,231,646	23,319,995,254	27,594,019,970	14,942,054,031	11,250,967,623	17,632,414,731	12,685,655,750	10,983,404,669

Loans Sold	12,672,682,912	16,298,151,671	19,227,617,252	11,322,646,666	6,637,553,042	10,395,132,250	8,685,768,115	6,746,971,517

Other
*CONFIDENTIAL	—	—	—	(503,047)	4,631,503	—	(892,433)	(94,667)
*CONFIDENTIAL	33,414	33,414	33,414	16,872	120,102	1,539,512	311,219	39,106

Summary

Net Revenues	268,347,590	266,086,967	275,247,717	215,054,420	152,401,561	217,154,444	175,207,110	154,906,381

Operating Expenses	171,382,965	195,777,667	191,991,205	163,688,287	151,311,830	158,774,596	146,597,353	143,106,878

*CONFIDENTIAL	96,964,625	70,309,300	83,256,512	51,366,133	1,089,731	58,379,848	28,609,757	11,799,504

Depreciation and Amortization	6,364,671	6,779,536	6,822,761	6,433,352	6,792,132	7,933,660	8,363,807	8,208,421
Interest Expense	—	—	—	—	40,151	168,645	141,760	131,658

*CONFIDENTIAL	90,599,954	63,529,764	76,433,751	44,932,781	(5,742,552)	50,277,543	20,104,190	3,459,425

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Confidential Treatment

Production Direct Expenses - Detail

December 2004		December			12&0 Forecast		2004
	Key	Actuals	Forecast	Variance	January ‘05	February ‘05	YTD Actuals	YTD Budget	Variance

*CONFIDENTIAL	*CONFIDENTIAL	(4,426,813)	(2,824,660)	1,602,153	(3,302,780)	(2,569,973)	(56,319,633)	(56,552,580)	(232,947)
*CONFIDENTIAL	*CONFIDENTIAL	—	—	—	—	—	—	(1,061,688)	(1,061,688)
*CONFIDENTIAL	*CONFIDENTIAL	(176,019)	(162,773)	13,246	(184,850)	(141,663)	(2,494,124)	(3,593,089)	(1,098,965)
*CONFIDENTIAL	*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	*CONFIDENTIAL	(201,800)	(264,069)	(62,269)	(308,415)	(90,980)	(13,535,930)	(20,299,148)	(6,763,218)
*CONFIDENTIAL	*CONFIDENTIAL	—	—	—	—	—	(900)	—	900
*CONFIDENTIAL	*CONFIDENTIAL	(3,925,125)	(3,214,728)	710,397	(3,009,935)	(2,091,976)	(51,569,696)	(64,316,492)	(12,746,796)
*CONFIDENTIAL	*CONFIDENTIAL	—	—	—	—	—	(15,950)	—	15,950
*CONFIDENTIAL	*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	*CONFIDENTIAL	(257,296)	(180,384)	76,911	(191,106)	(147,108)	(3,604,023)	(4,031,647)	(427,625)
*CONFIDENTIAL	*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	*CONFIDENTIAL	398,245	425,000	26,755	425,000	425,000	1,959,121	5,623,896	3,664,775
*CONFIDENTIAL	*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	*CONFIDENTIAL	7,437,757	5,948,904	(1,488,853)	5,908,047	4,139,081	94,659,005	112,716,723	18,057,718
*CONFIDENTIAL	*CONFIDENTIAL	665,087	508,333	(156,753)	629,764	312,932	33,557,300	48,716,288	15,158,988
*CONFIDENTIAL	*CONFIDENTIAL	3,005,134	3,766,890	761,756	2,620,400	2,939,348	34,406,803	27,708,302	(6,698,500)
*CONFIDENTIAL	*CONFIDENTIAL	4,151,330	3,064,762	(1,086,567)	2,949,773	2,504,821	56,922,604	31,423,983	(25,498,621)
*CONFIDENTIAL	*CONFIDENTIAL	3,695,017	1,295,000	(2,400,017)	1,295,000	1,295,000	17,809,940	15,115,482	(2,694,458)
*CONFIDENTIAL	*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	*CONFIDENTIAL	201,250	200,000	(1,250)	531,925	200,000	7,181,103	15,596,003	8,414,900
*CONFIDENTIAL	*CONFIDENTIAL	178,850	117,461	(61,389)	112,367	109,176	2,211,313	2,150,123	(61,191)
*CONFIDENTIAL	*CONFIDENTIAL	85,410	—	(85,410)	—	—	389,901	—	(389,901)
*CONFIDENTIAL	*CONFIDENTIAL	91,429	131,213	39,784	123,740	130,076	10,728,023	8,685,759	(2,042,264)
*CONFIDENTIAL	*CONFIDENTIAL	1,747,463	1,072,411	(675,052)	972,502	864,859	21,938,552	2,558,998	(19,379,554)
*CONFIDENTIAL	*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	*CONFIDENTIAL	—	—	—	—	—	(275)	—	275
*CONFIDENTIAL	*CONFIDENTIAL	104,095	74,081	(30,014)	52,800	44,597	1,360,624	970,236	(390,389)
*CONFIDENTIAL	*CONFIDENTIAL	3,410,925	2,208,343	(1,202,582)	2,593,395	3,390,105	53,351,923	62,147,282	8,795,359
*CONFIDENTIAL	*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	*CONFIDENTIAL	257,156	267,191	10,035	247,157	345,624	5,001,343	6,671,463	1,670,120
*CONFIDENTIAL	*CONFIDENTIAL	54,121	34,776	(19,345)	35,034	53,121	884,557	764,622	(119,935)
*CONFIDENTIAL	*CONFIDENTIAL	190	—	(190)	—	—	7,407	1,355	(6,052)
*CONFIDENTIAL	*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	*CONFIDENTIAL	25,951	58,554	32,603	47,072	66,862	723,489	1,153,069	429,580
*CONFIDENTIAL	*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	*CONFIDENTIAL	—	2,711	2,711	2,161	3,110	5,960	49,711	43,751
*CONFIDENTIAL	*CONFIDENTIAL	382,935	150,000	(232,935)	150,000	150,000	4,256,468	5,000,000	743,532
*CONFIDENTIAL	*CONFIDENTIAL	(293,005)	132,956	425,961	120,505	188,504	3,202,679	3,490,104	287,425
*CONFIDENTIAL	*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	*CONFIDENTIAL	736,454	358,985	(377,469)	457,539	529,828	7,294,156	7,130,998	(163,158)
*CONFIDENTIAL	*CONFIDENTIAL	18,002	9,871	(8,131)	10,964	17,214	228,397	336,552	108,155
*CONFIDENTIAL	*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	*CONFIDENTIAL	50,950	52,350	1,400	51,850	51,850	638,850	589,051	(49,799)
*CONFIDENTIAL	*CONFIDENTIAL	—	—	—	23,153	23,153	276,469	284,012	7,543
*CONFIDENTIAL	*CONFIDENTIAL	328,216	310,738	(17,478)	271,791	222,166	4,783,392	5,629,746	846,354
*CONFIDENTIAL	*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	*CONFIDENTIAL	210,910	114,724	(96,187)	90,300	110,478	2,241,414	1,504,621	(736,792)

Total Production Direct Expense		17,956,819	13,658,640	(4,298,179)	12,725,155	13,075,205	238,480,262	216,163,733	(22,316,529)

*The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Confidential Treatment

Production Direct Expenses - Summary

December 2004

	Key	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL

Production Expense Tier 1	(1)	3,845,821	30,917	—	—	1,930,978	1,574,956	—	221,088	—
Closings Tier 1		2,189	1,346	866	—	2,527	902	—	109	—
*CONFIDENTIAL		1,756.86	22.98	—	—	764.02	1,746.07	—	2,022.43	—

Production Expense Tier 2	(2)	93,084	—	—	—	171,314	(1,900)	—	109,642	—
Closings Tier 2		35	—	—	—	253	—	—	73	—
*CONFIDENTIAL		—	—	—	—	677.34	—	—	1,510.22	—

Production Expense Tier 3	(3)	1,583	1,019	—	(12,215)	(5,101)	17,586	3,217,117	—	—
Closings Tier 3		—	—	—	—	—	—	1,429	—	—
*CONFIDENTIAL		—	—	—	—	—	—	2,251.56	—	—

Production Expense Tier 4	(4)	—	—	—	—	—	—	—	—	50,950
Closings Tier 4		133	109	1	369	0	—	—	—	—
*CONFIDENTIAL		—	—	—	—	—	—	—	—	—

Production Expense Tier 6&7	(5)	—	—	—	—	—	—	4,151,330	—	—
Closings Tier 6&7		—	—	—	—	—	—	1,197	—	—
*CONFIDENTIAL		—	—	—	—	—	—	3,467.53	—	—

*CONFIDENTIAL Closings		2,357	1,455	866	821	2,780	1,635	2,569	182	—

Flood Certifications (all Tiers)	(6)	2,761	13,208	985	938	(3,111)	(13,644)	516	(2,824)	1,031
*CONFIDENTIAL		$1.17	$9.08	$1.14	$1.14	$(1.12)	$(8.34)	$0.20	$(15.52)	$—

Misc Production Directs (all Tiers)	(7)	243,968	20,264	10,489	785	510,608	52,031	84,302	30,130	1,258,435
*CONFIDENTIAL		$103.50	$13.93	$12.11	$0.96	$183.65	$31.82	$32.82	$165.63	$—

*CONFIDENTIAL Applications		3,071	1,611	895	465	3,733	1,967	3,179	100	—

Scoring Fees (all Tiers)	(8)	(54,604)	(28,638)	(15,907)	(8,268)	(66,365)	(34,969)	(56,526)	(1,778)	—
*CONFIDENTIAL		$(17.78)	$(17.78)	$(17.78)	$(17.78)	$(17.78)	$(17.78)	$(17.78)	$—	$—

Appraisal expense, Net (ALL)	(9)	213,532	298,623	20,979	(21,069)	40,499	330,707	(6,999)	—	(40,602)
*CONFIDENTIAL		$69.53	$185.40	$23.45	$(45.31)	$10.85	$168.15	$(2.20)	$—	$—

Credit Reports	(10)	257,731	(16,585)	25,805	13,549	329,201	(37,842)	(29)	(3,715)	10,322
95% of Leads & Net 2 Applications		13,929	3,772	2,185	465	13,040	1,713	—	100	—
		$18.50	$(4.40)	$11.81	$29.14	$25.25	$(22.09)	$—	$—	$—
*CONFIDENTIAL		*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL

Tier 1		$1,931.79	$209.21	$30.73	$—	$964.86	$1,897.82	$—	$2,172.53	$—
Tier 2 & 4		$174.93	$186.23	$30.73	$(31.85)	$878.19	$—	$—	$1,660.33	$—
Tier 3		$—	$—	$—	$—	$—	$—	$2,231.58	$—	$—
Tier 6 & 7		$—	$—	$—	$—	$—	$—	$3,447.55	$—	$—

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Confidential Treatment

Fee Income - Detail (ex HELOC Revenue)

December 2004	December						12&0 Forecast				2004
	Actuals		Forecast		Variance		January ‘05		February ‘05		YTD Actuals		YTD Budget		Variance

Application Fee Income Grouping
*CONFIDENTIAL		4,396,727		—		4,396,727		—		—		64,864,128		8,959,532	55,904,596
*CONFIDENTIAL		1,008,217		4,438,282		(3,430,065)		3,364,619		2,877,376		3,366,744		58,538,914	(55,172,169)
*CONFIDENTIAL		—		—		—		—		—		—		—	—
*CONFIDENTIAL		345,495		—		345,495		—		—		6,073,113		541,597	5,531,517
*CONFIDENTIAL		—		—		—		—		—		—		—	—
*CONFIDENTIAL		18,000		—		18,000		—		—		59,558		26,190	33,368
*CONFIDENTIAL		199,154		312,229		(113,075)		265,723		267,572		712,414		2,827,864	(2,115,449)
*CONFIDENTIAL		(9,643)		—		(9,643)		—		—		(365,222)		(93,198)	(272,024)
TOTAL		5,957,951		4,750,512		1,207,439		3,630,342		3,144,948		74,710,736		70,800,898	3,909,838

Misc Income Grouping
*CONFIDENTIAL		—		—		—		—		—		—		—	—
*CONFIDENTIAL		—		—		—		—		—		—		—	—
*CONFIDENTIAL		—		—		—		—		—		—		—	—
*CONFIDENTIAL		—		—		—		—		—		—		—	—
*CONFIDENTIAL		13,792		—		13,792		—		—		52,321		—	52,321
*CONFIDENTIAL		197		—		197		—		—		4,495		667	3,828
*CONFIDENTIAL		614		—		614		—		—		64,566		16,809	47,757
*CONFIDENTIAL		370,654		187,275		183,379		197,117		209,632		2,466,981		1,019,726	1,447,254
*CONFIDENTIAL		—		—		—		—		—		—		—	—
TOTAL		385,258		187,275		197,982		197,117		209,632		2,588,363		1,037,202	1,551,161

Sub Corporations Grouping
*CONFIDENTIAL		3,046,807		2,819,693		227,114		2,356,696		2,548,778		38,416,419		32,135,381	6,281,038
*CONFIDENTIAL		22,692		—		22,692		—		—		387,942		52,071	335,871
*CONFIDENTIAL		2,342,112		3,114,323		(772,211)		2,306,831		1,930,909		35,184,167		31,251,265	3,932,902
*CONFIDENTIAL		224,781		602,235		(377,454)		675,240		632,606		8,919,338		12,069,114	(3,149,776)
*CONFIDENTIAL		1,107,288		1,132,522		(25,235)		836,116		841,845		15,192,934		15,729,229	(536,295)
*CONFIDENTIAL		734,689		585,389		149,300		489,239		558,319		9,135,418		7,721,504	1,413,914
*CONFIDENTIAL		1,065,254		2,066,621		(1,001,367)		1,915,213		1,371,361		24,749,509		33,715,932	(8,966,424)
*CONFIDENTIAL		197,306		270,740		(73,434)		194,381		279,637		3,409,196		5,594,377	(2,185,181)
*CONFIDENTIAL		470,905		546,596		(75,691)		497,641		461,614		3,805,973		—	3,805,973
TOTAL		9,211,833		11,138,119		(1,926,286)		9,271,357		8,625,069		139,200,895		138,268,873	932,022

Joint Venture Grouping		301,784		4,700,000		(4,398,216)		—		—		10,510,760		14,949,259	(4,438,499)
						—

Corporate Income Grouping						—
*CONFIDENTIAL		(37,038)		—		(37,038)		—		—		(42,774)		9,228	(52,002)
*CONFIDENTIAL		—		—		—		—		—		—		—	—
*CONFIDENTIAL		—		—		—		—		—		—		—	—
*CONFIDENTIAL		—		—		—		—		—		—		—	—
*CONFIDENTIAL		(1,234,229)		(2,713,137)		1,478,908		(2,371,835)		(2,214,688)		(14,212,551)		(24,067,971)	9,855,420
TOTAL		(1,271,267)		(2,713,137)		1,441,870		(2,371,835)		(2,214,688)		(14,255,324)		(24,058,742)	9,803,418
*CONFIDENTIAL		4,120,061		3,348,924		771,137		2,784,790		2,334,092		60,460,050		71,010,350	(10,550,301)

Total Fee Income		18,705,618		21,411,692		(2,706,074)		13,511,770		12,099,052		273,215,480		272,007,841	1,207,639

Fee Income - Summary (ex HELOC Revenue)

		*CONFIDENTIAL		*CONFIDENTIAL		*CONFIDENTIAL		*CONFIDENTIAL		*CONFIDENTIAL		*CONFIDENTIAL		*CONFIDENTIAL	*CONFIDENTIAL

*CONFIDENTIAL		*CONFIDENTIAL		*CONFIDENTIAL		*CONFIDENTIAL		*CONFIDENTIAL		*CONFIDENTIAL		*CONFIDENTIAL		*CONFIDENTIAL	*CONFIDENTIAL

*CONFIDENTIAL		*CONFIDENTIAL		*CONFIDENTIAL		*CONFIDENTIAL		*CONFIDENTIAL		*CONFIDENTIAL		*CONFIDENTIAL		*CONFIDENTIAL	*CONFIDENTIAL

*CONFIDENTIAL	$	*CONFIDENTIAL	$	*CONFIDENTIAL	$	*CONFIDENTIAL	$	*CONFIDENTIAL	$	*CONFIDENTIAL	$	*CONFIDENTIAL	$	*CONFIDENTIAL	*CONFIDENTIAL

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Confidential Treatment

PRICING MARGIN SUMMARY BASED ON LOANS CLOSED

DECEMBER 2004

Loan Amount	Margin	Servicing	Loan Amount	Margin	Servicing	Loan Amount	Margin	Servicing

316,343,386	*CONFIDENTIAL	*CONFIDENTIAL	280,001,045	*CONFIDENTIAL	*CONFIDENTIAL	298,527,686	*CONFIDENTIAL	*CONFIDENTIAL

$7,464,210	*CONFIDENTIAL	*CONFIDENTIAL	$5,246,537	*CONFIDENTIAL	*CONFIDENTIAL	$6,669,098	*CONFIDENTIAL	*CONFIDENTIAL

Loan Amount	Margin	Servicing	Loan Amount	Margin	Servicing	Loan Amount	Margin	Servicing

245,176,821	*CONFIDENTIAL	*CONFIDENTIAL	180,754,664	*CONFIDENTIAL	*CONFIDENTIAL	5,372,993	*CONFIDENTIAL	*CONFIDENTIAL

$5,670,083	*CONFIDENTIAL	*CONFIDENTIAL	$2,700,212	*CONFIDENTIAL	*CONFIDENTIAL	$68,898	*CONFIDENTIAL	*CONFIDENTIAL

Loan Amount	Margin	Servicing	Loan Amount	Margin	Servicing	Loan Amount	Margin	Servicing

21,947,000	*CONFIDENTIAL	*CONFIDENTIAL	252,041,593	*CONFIDENTIAL	*CONFIDENTIAL	92,977,517	*CONFIDENTIAL	*CONFIDENTIAL

$498,077	*CONFIDENTIAL	*CONFIDENTIAL	$4,748,424	*CONFIDENTIAL	*CONFIDENTIAL	$1,739,987	*CONFIDENTIAL	*CONFIDENTIAL

						Total	Wtd Avg	Wtd Avg
Loan Amount	Margin	Servicing				Loan Amount	Margin	Servicing

499,414,161	*CONFIDENTIAL	*CONFIDENTIAL				2,192,556,865	*CONFIDENTIAL	*CONFIDENTIAL

$11,929,826	*CONFIDENTIAL	*CONFIDENTIAL				$46,735,353	*CONFIDENTIAL	*CONFIDENTIAL

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Confidential Treatment

BRANDS

December 2004

Donna Van Osten Monthly Highlights:

1)	Leads came in at 86% and volume to LPC was 88% of forecast. Volume to LPC improved to 15 per person in December 2004 vs. 13 prior year. *CONFIDENTIAL remained stable at 68. Answer rates and average speed of answer continue to be *CONFIDENTIAL answer rate with an asa of *CONFIDENTIAL Seconds. IAB was phased out in December and Satellite (new quality pgm) was rolled out as a test month. Results are not apples to apples to IAB platform. Quality program was changed in coordination with the rollout of the new sales consultant compensation plan, which is heavily weighted on *CONFIDENTIAL – as opposed to 2004 plan which was based solely on *CONFIDENTIAL. Net results of the new comp plan will be improved *CONFIDENTIAL

2)	Pipeline through December averaged 41 per processor. *CONFIDENTIAL service levels continue-*CONFIDENTIAL Agent IWR and *CONFIDENTIAL % Customer IWR. Answer rates were *CONFIDENTIAL and achieved *CONFIDENTIAL % of closing target.

3)	Positive variance in Bank Charges due to a reduction of the credit card fee accrual. Negative variance in Charges and Fees attributed to higher processing of lender credits.

*The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Confidential Treatment

BRANDS

Donna Van Osten

	Actuals			12&0 Forecast		December		Month Volume Actuals		Month Productivity Variance
	October	November	December	January ‘05	February ‘05	Forecast	Budget	Forecast	Budget	Forecast	Budget

DRIVERS

*CONFIDENTIAL	24,060	20,592	16,235	25,850	29,196	18,632	19,099	18,235	16,235	—	—
*CONFIDENTIAL	6,158	5,203	4,027	4,369	7,192	4,564	5,329	4,027	4,027	—	—
*CONFIDENTIAL	3,903	3,975	3,697	3,175	2,372	3,665	4,920	3,697	3,697	—	—

*CONFIDENTIAL	6,650	5,604	4,508	4,784	7,891	4,834	8,853	4,308	4,308	—	—
*CONFIDENTIAL	4,179	4,258	3,978	3,356	2,567	3,942	8,262	3,978	3,978	—	—

*CONFIDENTIAL	265	248	239	245	311	257	354	249	305	(10)	(66)
*CONFIDENTIAL	210	197	194	173	189	201	243	201	198	(7)	(4)

*CONFIDENTIAL	91	83	68	106	94	72	54	55	53	3	15
*CONFIDENTIAL	23	21	17	18	23	18	15	18	13	1	4
*CONFIDENTIAL	32	28	22	28	42	24	28	21	22	1	0
*CONFIDENTIAL	20	22	21	19	14	20	26	20	20	1	0

BRANDS

Donna Van Osten

	Actuals			12&0 Forecast		December		Month Volume Actuals		Month Productivity Variance
	October	November	December	January ‘05	February ‘05	Forecast	Budget	Forecast	Budget	Forecast	Budget

SUMMARY HEADCOUNT

BRANDs
*CONFIDENTIAL	3	3	3	3	3	3	3	3	3	—	—
*CONFIDENTIAL	43	38	38	28	35	29	43	28	37	10	1
*CONFIDENTIAL	—	—	—	245	311	257	354	249	305	(249)	(305)
*CONFIDENTIAL	139	122	111	—	—	—	—	—	—	111	111
*CONFIDENTIAL	126	126	128	—	—	—	—	—	—	128	128
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	78	76	72	63	63	72	65	72	57	—	15
*CONFIDENTIAL	2	1	1	—	—	—	—	—	—	1	1
*CONFIDENTIAL	10	10	10	10	10	10	10	10	10	—	—
*CONFIDENTIAL	401	376	363	349	421	371	474	352	412	1	(49)

*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	210	197	194	173	189	201	243	201	198	(7)	(4)
*CONFIDENTIAL	7	8	7	4	4	4	4	4	4	3	3
*CONFIDENTIAL	2	2	2	1	1	1	2	1	2	1	—
*CONFIDENTIAL	29	27	25	22	22	20	28	20	23	6	3
*CONFIDENTIAL	20	32	30	30	30	37	42	38	35	(8)	(5)
*CONFIDENTIAL	14	12	12	11	11	10	12	10	10	2	2
*CONFIDENTIAL	282	279	271	241	258	273	331	273	272	(2)	(1)
BRANDs Headcount	683	655	634	590	679	644	806	635	684	(1)	(50)

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Confidential Treatment

BRANDS

Donna Van Osten

	Actuals			12&0 Forecast		December		Month Volume Actuals		Month Productivity Variance		Explanation of Budget Productivity Variances
	October	November	December	January ‘05	February ‘05	Forecast	Budget	Forecast	Budget	Forecast	Budget
Indirect Costs
*CONFIDENTIAL	1,922,203	1,908,082	1,972,049	1,600,365	1,709,047	1,891,410	2,271,182	1,570,997	1,934,869	101,051	37,179
*CONFIDENTIAL	41,258	31,117	60,086	54,904	63,239	31,729	—	30,587	—	29,199	50,088	*CONFIDENTIAL
*CONFIDENTIAL	828	—	(563)	—	—	—	—	—	—	(563)	(563)
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	13,419	10,241	7,077	38,706	2,987	4,640	5,744	4,574	4,863	2,503	2,214
*CONFIDENTIAL	1,891,669	1,333,201	1,153,472	988,513	1,008,882	1,053,118	1,297,458	1,027,758	1,101,402	125,714	52,070	*CONFIDENTIAL
*CONFIDENTIAL	430,915	454,792	334,797	357,650	373,267	335,205	391,278	330,078	333,091	4,719	1,706
*CONFIDENTIAL	269,674	202,437	184,992	305,309	307,969	270,099	321,176	255,904	273,264	(80,911)	88,272	*CONFIDENTIAL

*CONFIDENTIAL	4,569,966	3,939,843	3,711,910	3,345,447	3,465,392	3,586,200	4,286,839	3,530,198	3,647,489	181,712	64,420	*CONFIDENTIAL

*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	2,961	6,880	5,858	30,319	19,412	30,500	30,500	30,500	30,500	(24,642)	(24,642)	*CONFIDENTIAL
*CONFIDENTIAL	3,124	9,442	4,457	5,733	3,733	7,833	6,733	7,833	6,733	(3,377)	(2,277)
*CONFIDENTIAL	108,881	(22,535)	40,260	8,000	29,000	24,553	31,405	24,553	24,957	15,707	15,303	*CONFIDENTIAL

*CONFIDENTIAL	5,923	11,719	4,285	8,530	9,755	8,875	12,875	8,700	11,200	(4,415)	(6,915)	*CONFIDENTIAL
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	272	6,415	1,200	1,200	1,200	—	1,200	—	5,215	6,415
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	42	83	1,000	1,000	—	—	—	—	83	83
*CONFIDENTIAL	363,929	147,377	158,022	190,805	197,982	176,307	168,644	186,806	167,682	(10,783)	(11,660)
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	27,367	27,367	27,357	24,613	24,729	24,159	29,596	24,113	25,113	3,255	2,254
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	15,801	5,648	(24,729)	18,467	31,090	20,289	23,690	17,902	17,902	(42,631)	(42,631)	*CONFIDENTIAL
*CONFIDENTIAL	—	1,729	282	—	—	—	—	—	—	282	282
*CONFIDENTIAL	1,356	93,453	396	2,026	2,479	8,687	18,545	8,573	15,775	(8,177)	(15,379)	*CONFIDENTIAL
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	202,275	246,742	108,271	94,069	147,790	110,139	181,083	98,437	136,788	9,634	(28,617)	*CONFIDENTIAL
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	84,202	115,401	98,674	42,067	31,432	74,302	24,599	74,940	18,485	23,734	80,189	*CONFIDENTIAL

*CONFIDENTIAL	8,810	5,450	2,500	7,431	5,588	7,978	3,997	8,004	3,004	(5,504)	(504)
*CONFIDENTIAL	13,000	10,250	10,250	11,303	8,498	14,163	12,299	14,243	9,243	(3,993)	1,008
*CONFIDENTIAL	13,160	10,721	7,496	12,931	9,828	23,376	36,232	23,587	27,317	(16,091)	(19,821)	*CONFIDENTIAL
*CONFIDENTIAL	5,082	5,598	2,795	1,984	1,483	3,000	3,000	3,000	3,000	(205)	(205)
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	1,158	2,935	2,685	—	—	—	—	—	—	2,685	2,685
*CONFIDENTIAL	—	25	135	—	—	—	—	—	—	135	135
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	1,020,662	809,706	446,410	350,000	350,000	350,000	17,562	350,000	17,562	96,410	428,848	*CONFIDENTIAL

*CONFIDENTIAL	63,905	(45,409)	(51,730)	—	—	—	—	—	—	(91,730)	(51,730)	*CONFIDENTIAL

Total Indirect Expenses	6,511,563	5,382,654	4,560,091	4,155,725	4,340,391	4,471,561	4,907,800	4,392,589	4,162,751	167,502	397,340

*CONFIDENTIAL	979	961	1,059	869	550	925	716	1,020	955	39	92	*CONFIDENTIAL
*CONFIDENTIAL	1,558	1,284	1,146	1,235	1,691	1,134	784	1,104	1,046	42	100	*CONFIDENTIAL

*CONFIDENTIAL	587	703	652	699	439	742	625	819	847	42	15	*CONFIDENTIAL
*CONFIDENTIAL	1,094	925	933	994	1,350	910	685	887	917	46	18	*CONFIDENTIAL

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Confidential Treatment

BRANDS

Donna Van Osten

	DECEMBER YTD					Full Year
	Actuals	Budget	Variance	Budget Volume Actuals	Budget Productivity Variance	2004 Forecast	2004 Budget	Variance	2003 Actuals	Variance	Budget Volume Actuals	Budget Productivity Variance

DRIVERS

*CONFIDENTIAL	324,947	378,447	(53,500)	324,947	—	324,947	378,447	(53,500)	419,820	(94,873)	324,947	—
*CONFIDENTIAL	67,103	105,879	(18,774)	87,105	—	87,105	105,879	(18,774)	124,884	(37,779)	87,105	—
*CONFIDENTIAL	52,093	64,776	(12,683)	52,093	—	52,093	64,776	(12,683)	85,331	(33,238)	52,093	—

*CONFIDENTIAL	94,108	132,405	(38,297)	94,108	—	94,108	116,382	(22,274)	135,714	(41,806)	94,108	—
*CONFIDENTIAL	56,163	81,679	(25,516)	56,163	—	56,163	71,102	(14,939)	92,527	(36,364)	56,163	—

*CONFIDENTIAL	239	354	(115)	305	(66)	299	337	(38)	249	50	296	3
*CONFIDENTIAL	194	243	(49)	198	(4)	206	237	(30)	314	(107)	203	4

*CONFIDENTIAL	113	89	24	89	24	91	94	(3)	141	(50)	91	(1)
*CONFIDENTIAL	30	25	5	24	7	24	26	(2)	42	(18)	24	(0)
*CONFIDENTIAL	40	45	(5)	40	1	38	41	(3)	38	2	39	(1)
*CONFIDENTIAL	24	28	(4)	24	0	23	25	(2)	25	(2)	23	(0)

BRANDS

Donna Van Osten

	DECEMBER YTD					Full Year Average
	Actuals	Budget	Variance	Budget Volume Actuals	Budget Productivity Variance	2004 Forecast	2004 Budget	Variance	2003 Actuals	Variance	Budget Volume Actuals	Budget Productivity Variance

SUMMARY HEADCOUNT

BRANDs
*CONFIDENTIAL	3	3	—	3	—	3	3	(0)	4	(2)	3	(0)
*CONFIDENTIAL	38	43	(5)	37	1	38	41	(4)	37	1	36	1
*CONFIDENTIAL	—	354	(354)	305	(305)	299	337	(38)	249	50	296	3
*CONFIDENTIAL	111	—	111	—	111	—	—	—	—	—	—	—
*CONFIDENTIAL	128	—	128	—	128	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	10	(10)	—	—
*CONFIDENTIAL	72	65	7	57	15	74	67	7	78	(4)	62	12
*CONFIDENTIAL	1	—	1	—	1	17	12	6	33	(15)	12	6
*CONFIDENTIAL	10	10	—	10	—	11	10	1	6	5	10	1
*CONFIDENTIAL	363	474	(111)	412	(49)	442	470	(28)	416	25	419	23

*CONFIDENTIAL	—	—	—	—	—	—	—	—	28	(28)	—	—
*CONFIDENTIAL	194	243	(49)	198	(4)	206	237	(30)	232	(26)	203	4
*CONFIDENTIAL	—	—	—	—	—	—	—	—	54	(54)	—	—
*CONFIDENTIAL	7	4	3	4	3	9	12	(3)	35	(26)	11	(2)
*CONFIDENTIAL	2	2	—	2	—	2	2	—	4	(2)	2	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	2	(2)	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	5	(5)	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	14	(14)	—	—
*CONFIDENTIAL	26	28	(2)	23	3	31	28	3	34	(3)	24	6
*CONFIDENTIAL	—	—	—	—	—	1	—	1	36	(35)	—	1
*CONFIDENTIAL	30	42	(12)	35	(5)	29	42	(13)	48	(19)	36	(7)
*CONFIDENTIAL	—	—	—	—	—	0	—	0	6	(5)	—	0
*CONFIDENTIAL	12	12	—	10	2	14	12	2	13	1	11	3
*CONFIDENTIAL	271	331	(60)	272	(1)	292	333	(41)	510	(218)	287	5
BRANDs Headcount	634	806	(172)	684	(50)	733	803	(70)	926	(193)	706	27

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Confidential Treatment

BRANDS

Donna Van Osten

	DECEMBER YTD					Full Year
	Actuals	Budget	Variance	Budget Volume Actuals	Budget Productivity Variance	2004 Forecast	2004 Budget	Variance	2003 Actuals	Variance	Budget Volume Actuals	Budget Productivity Variance

Indirect Costs	24,824,795	25,763,920	(939,125)	22,750,323	2,074,472	24,824,795	25,763,920	(939,125)	30,508,096	(5,683,300)	22,750,323	2,074,472
*CONFIDENTIAL	1,467,605	2,997,854	(1,530,249)	1,952,185	(494,581)	1,467,605	2,997,854	(1,530,249)	4,301,070	(2,833,465)	1,962,185	(494,581)
*CONFIDENTIAL	56,075	1,797	54,278	1,797	54,278	56,075	1,797	54,278	1,130,424	(1,074,349)	1,797	54,278
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	19,635	12,019	7,615	12,019	7,615	19,635	12,019	7,615	570,902	(551,267)	12,019	7,615
*CONFIDENTIAL	174,487	144,513	29,954	136,173	38,294	174,467	144,513	29,954	324,275	(149,807)	136,173	38,294
*CONFIDENTIAL	18,771,892	18,702,633	69,260	16,242,050	2,529,843	18,771,892	18,702,633	69,260	25,863,177	(7,091,285)	16,242,050	2,529,843
*CONFIDENTIAL	6,807,594	5,438,859	368,735	4,734,651	1,072,943	5,807,594	5,438,859	368,735	6,746,800	(939,205)	4,734,651	1,072,943
*CONFIDENTIAL	3,797,898	4,658,768	(860,870)	4,045,168	(247,267)	3,797,898	4,658,768	(860,870)	4,964,749	(1,166,851)	4,045,166	(247,267)
*CONFIDENTIAL
*CONFIDENTIAL	54,919,961	57,720,364	(2,800,403)	49,884,363	5,035,598	54,919,961	57,720,364	(2,800,403)	74,409,492	(19,489,530)	49,884,363	5,035,598

*CONFIDENTIAL	5,054	—	5,054	—	5,054	5,054	—	5,054	4,643	411	—	5,054
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	134,211	234,777	(100,566)	221,017	(86,806)	134,211	234,777	(100,586)	180,469	(45,258)	221,017	(86,806)
*CONFIDENTIAL	124,281	97,420	26,860	97,306	26,975	124,281	97,420	26,860	196,971	(72,690)	97,306	26,975
*CONFIDENTIAL	642,757	521,532	121,225	434,213	208,543	642,757	521,532	121,225	821,825	(179,068)	434,213	208,543
*CONFIDENTIAL	113,423	155,698	(42,276)	139,748	(28,326)	113,423	155,698	(42,276)	526,386	(412,963)	139,748	(26,326)
*CONFIDENTIAL	3,752	—	3,752	—	3,752	3,752	—	3,752	56,065	(52,314)	—	3,752
*CONFIDENTIAL	33,227	6,102	27,126	6,102	27,126	33,227	6,102	27,126	28,165	5,062	6,102	27,126
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	20,789	838	19,951	838	19,951	20,789	838	19,951	49,719	(28,931)	838	19,951
*CONFIDENTIAL	2,664,213	2,907,642	(243,429)	2,599,443	64,771	2,664,213	2,907,642	(243,429)	4,437,622	(1,773,409)	2,599,443	64,771
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	324,092	352,838	(28,746)	312,108	11,984	324,092	352,838	(28,746)	349,451	(25,359)	312,108	11,984
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	330,130	496,452	(166,321)	413,037	(82,906)	330,130	496,452	(166,321)	734,376	(404,246)	413,037	(82,906)
*CONFIDENTIAL	51,336	45,462	5,874	45,462	5,874	51,336	45,462	5,874	36,792	14,544	45,462	5,874
*CONFIDENTIAL	192,558	274,873	(142,315)	236,741	(104,183)	132,558	274,873	(142,315)	281,069	(148,511)	236,741	(104,183)
*CONFIDENTIAL	—	16,000	(16,000)	16,000	(16,000)	—	16,000	(16,000)	—	—	16,000	(16,000)
*CONFIDENTIAL	2,141,818	2,998,834	(857,018)	2,411,642	(269,826)	2,141,816	2,998,834	(857,018)	3,384,957	(1,243,141)	2,411,642	(269,826)
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	1,145,505	642,558	502,947	565,129	580,376	1,145,505	642,558	502,947	2,935,877	(1,790,372)	565,129	580,376
*CONFIDENTIAL	125,485	82,400	43,085	71,934	53,551	125,485	82,400	43,085	308,278	(182,793)	71,934	53,551
*CONFIDENTIAL	241,983	185,730	56,253	154,023	87,961	241,983	185,730	56,253	331,575	(89,592)	154,023	87,961
*CONFIDENTIAL	196,734	432,530	(236,797)	341,905	(146,171)	195,734	432,530	(236,797)	628,854	(433,120)	341,905	(146,171)
*CONFIDENTIAL	51,969	41,852	10,117	41,852	10,117	51,969	41,852	10,117	43,331	8,638	41,852	10,117
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	968	—	968	—	968	968	—	968	5,191	(4,223)	—	968
*CONFIDENTIAL	110,886	32,685	78,201	32,665	78,201	110,886	32,685	78,201	473,639	(362,753)	32,685	78,201
*CONFIDENTIAL	(3,265)	(5,212)	1,947	(5,212)	1,947	(3,285)	(5,212)	1,947	2,703	(5,968)	(5,212)	1,947
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	5,870,337	1,270,561	4,299,776	1,270,561	4,299,776	5,570,337	1,270,561	4,299,776	2,174,715	3,395,621	1,270,561	4,299,776
*CONFIDENTIAL	(511,738)	(966,561)	454,823	(966,561)	454,823	(511,738)	(966,561)	454,823	90,527	(602,265)	(966,561)	454,823

Total Indirect Expenses	68,569,465	67,545,375	1,024,090	58,324,334	10,245,131	68,569,465	67,545,375	1,024,090	92,492,693	(23,923,228)	58,324,334	10,245,131

*CONFIDENTIAL	729	510	218	620	109	729	580	148	682	47	620	109
*CONFIDENTIAL	1,221	827	394	1,038	182	1,221	950	271	1,000	221	1,038	182

*CONFIDENTIAL	584	436	148	530	54	584	498	88	548	35	530	54
*CONFIDENTIAL	978	707	271	888	90	978	812	166	804	174	888	90

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

138

Confidential Treatment

BRANDS-Teleservices

Donna Van Osten

	Actuals			12&0 Forecast		December		Monthly Volume Actuals		Monthly Productivity Variance
	October	November	December	January ‘05	February ‘05	Forecast	Budget	Forecast	Budget	Forecast	Budget

DRIVERS
*CONFIDENTIAL	24,060	20,592	16,235	25,860	29,196	18,632	19,099	16,235	16,235	—	—
*CONFIDENTIAL	6,158	5,203	4,027	4,369	7,192	4,564	5,329	4,027	4,027	—	—
*CONFIDENTIAL	3,903	3,975	3,697	3,175	2,372	3,665	4,920	3,697	3,697	—	—

*CONFIDENTIAL	6,650	5,604	4,308	4,784	7,891	4,834	6,853	4,308	4,308	—	—
*CONFIDENTIAL	4,179	4,258	3,978	3,366	2,567	3,942	6,262	3,978	3,978	—	—

*CONFIDENTIAL	265	248	239	245	311	257	354	249	305	(10)	(66)

*CONFIDENTIAL	91	83	68	108	94	72	54	65	53	3	15
*CONFIDENTIAL	23	21	17	18	23	18	15	16	13	1	4
BRANDS-Teleservices Donna Van Osten
	Actuals			12&0 Forecast		December		Monthly Volume Actuals		Monthly Productivity Variance
	October	November	December	January ‘05	February ‘05	Forecast	Budget	Forecast	Budget	Forecast	Budget

SUMMARY HEADCOUNT

BRANDs
*CONFIDENTIAL	3	3	3	3	3	3	3	3	3	—	—
*CONFIDENTIAL	43	38	38	28	35	29	43	28	37	10	1
*CONFIDENTIAL	—	—	—	245	311	257	354	249	305	(249)	(305)
*CONFIDENTIAL	139	122	111	—	—	—	—	—	—	111	111
*CONFIDENTIAL	126	126	128	—	—	—	—	—	—	128	128
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	78	76	72	63	83	72	65	72	57	—	15
*CONFIDENTIAL	2	1	1	—	—	—	—	—	—	1	1
*CONFIDENTIAL	10	10	10	10	10	10	10	10	10	—	—
Brands Teleservices SubTotal	401	376	363	349	421	371	474	362	412	1	(49)

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Confidential Treatment

BRANDS-Teleservices

Donna Van Osten

	Actuals			12&0 Forecast		December		Monthly Volume Actuals		Monthly Productivity Variance
	October	November	December	January ‘05	February ‘05	Forecast	Budget	Forecast	Budget	Forecast	Budget
Indirect Costs
*CONFIDENTIAL	1,021,103	1,013,388	1,026,156	870,314	972,450	1,010,486	1,229,319	989,452	1,078,436	36,703	(52,284)
*CONFIDENTIAL	38,800	30,174	58,515	50,840	49,331	31,477	—	30,635	—	27,880	58,615
*CONFIDENTIAL	828	—	(563)	—	—	—	—	—	—	(563)	(563)
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	13,419	1,714	1,557	36,941	1,100	2,639	3,383	2,571	2,935	(1,014)	(1,378)
*CONFIDENTIAL	1,678,974	1,116,588	932,295	771,238	838,883	767,643	952,416	742,869	819,858	189,426	112,437
*CONFIDENTIAL	264,757	292,139	204,590	216,011	236,211	209,117	239,991	203,986	208,812	604	(4,223)
*CONFIDENTIAL	188,441	121,536	101,146	198,212	210,608	165,100	196,356	160,902	170,846	(59,756)	(69,701)

*CONFIDENTIAL	3,206,321	2,575,538	2,232,695	2,143,556	2,308,583	2,186,463	2,621,465	2,130,414	2,280,888	193,281	42,607

*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	2,961	1,500	6,142	30,319	19,412	18,000	18,000	18,000	18,000	(12,858)	(12,858)
*CONFIDENTIAL	2,453	7,898	4,457	3,733	3,733	4,833	3,733	4,833	3,733	(377)	723
*CONFIDENTIAL	16,602	—	32,783	4,000	4,000	18,000	9,083	18,000	8,151	14,783	24,632
*CONFIDENTIAL	3,591	2,807	2,420	5,900	7,125	6,575	8,075	6,400	7,200	(3,980)	(4,780)
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	6,081	—	—	—	—	—	—	6,081	6,081
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	42	83	1,000	1,000	—	—	—	—	83	83
*CONFIDENTIAL	205,291	79,760	80,800	93,096	105,104	75,460	77,351	65,752	65,305	15,048	15,496
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	15,576	15,576	15,676	14,794	14,249	13,967	17,565	13,908	15,250	1,667	326
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	15,801	5,646	(24,729)	18,467	31,090	20,289	23,690	17,902	17,902	(42,631)	(42,631)
*CONFIDENTIAL	—	1,729	282	—	—	—	—	—	—	282	282
*CONFIDENTIAL	954	45,845	195	2,013	2,466	3,685	12,642	3,565	10,956	(3,371)	(10,762)
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	182,262	205,709	92,094	88,174	143,295	92,346	139,962	81,822	105,769	10,272	(13,675)
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	88,815	107,841	84,006	42,067	31,432	73,302	24,599	73,940	18,485	10,066	65,521
*CONFIDENTIAL	6,750	3,250	1,000	5,159	3,855	2,978	3,997	3,004	3,004	(2,004)	(2,004)
*CONFIDENTIAL	11,000	8,000	6,750	7,937	5,931	9,163	12,299	9,243	9,243	(2,493)	(2,493)
*CONFIDENTIAL	2,169	1,016	(2,409)	2,159	1,613	3,665	4,920	3,697	3,697	(6,106)	(6,106)
*CONFIDENTIAL	2,786	4,148	1,995	1,984	1,483	3,000	3,000	3,000	3,000	(1,005)	(1,005)
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	(3,489)	(3,123)	2,745	—	—	—	—	—	—	(2,745)	(2,745)
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	24,797	(36,715)	(6,393)	—	—	—	—	—	—	(6,393)	(6,393)

Total Indirect Expenses	3,784,640	3,026,465	2,621,084	2,464,360	2,684,370	2,531,726	2,980,382	2,453,480	2,570,583	167,604	50,500

*CONFIDENTIAL	589	540	608	515	340	524	435	570	597	39	12
*CONFIDENTIAL	906	711	659	732	1,046	642	476	617	646	42	13

*CONFIDENTIAL	482	460	539	448	293	452	383	495	529	45	10
*CONFIDENTIAL	767	605	584	637	899	555	419	536	573	49	11

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Confidential Treatment

BRANDS-Teleservices

Donna Van Osten

	DECEMBER YTD					Full Year
	Actuals	Budget	Variance	Budget Volume Actuals	Budget Productivity Variance	2004 Forecast	2004 Budget	Variance	2003 Actuals	Variance	Budget Volume Actuals	Budget Productivity Variance

DRIVERS
*CONFIDENTIAL	324,947	378,447	(53,500)	324,947	—	324,947	378,447	(53,500)	419,820	(94,873)	324,947	—
*CONFIDENTIAL	87,105	105,879	(18,774)	87,105	—	87,105	105,879	(18,774)	124,884	(37,779)	87,105	—
*CONFIDENTIAL	52,093	64,776	(12,683)	52,093	—	52,093	64,776	(12,683)	85,331	(33,238)	52,093	—

*CONFIDENTIAL	94,108	132,405	(38,297)	94,108	—	94,108	116,382	(22,274)	135,714	(41,606)	94,108	—
*CONFIDENTIAL	56,163	81,679	(25,516)	56,163	—	56,163	71,102	(14,939)	92,527	(36,364)	56,163	—

*CONFIDENTIAL	239	354	(115)	305	(66)	299	337	(38)	249	50	296	3

*CONFIDENTIAL	113	89	24	89	24	91	94	(3)	141	(50)	91	(1)
*CONFIDENTIAL	30	25	5	24	7	24	26	(2)	42	(18)	24	(0)

BRANDS-Teleservices Donna Van Osten
	DECEMBER YTD					Full Year Average
	Actuals	Budget	Variance	Budget Volume Actuals	Budget Productivity Variance	2004 Forecast	2004 Budget	Variance	2003 Actuals	Variance	Budget Volume Actuals	Budget Productivity Variance

SUMMARY HEADCOUNT

BRANDs
*CONFIDENTIAL	3	3	—	3	—	3	3	(0)	4	(2)	3	(0)
*CONFIDENTIAL	38	43	(5)	37	1	38	41	(4)	37	1	36	1
*CONFIDENTIAL	—	354	(354)	305	(305)	299	337	(38)	249	50	296	3
*CONFIDENTIAL	111	—	111	—	111	—	—	—	—	—	—	—
*CONFIDENTIAL	128	—	128	—	128	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	10	(10)	—	—
*CONFIDENTIAL	72	65	7	57	15	74	67	7	78	(4)	62	12
*CONFIDENTIAL	1	—	1	—	1	17	12	6	33	(15)	12	6
*CONFIDENTIAL	10	10	—	10	—	11	10	1	6	5	10	1
Brands Teleservices SubTotal	363	474	(111)	412	(49)	442	470	(28)	416	25	419	23

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Confidential Treatment

BRANDS-Teleservices

Donna Van Osten

	DECEMBER YTD					Full Year
	Actuals	Budget	Variance	Budget Volume Actuals	Budget Productivity Variance	2004 Forecast	2004 Budget	Variance	2003 Actuals	Variance	Budget Volume Actuals	Budget Productivity Variance

Indirect Costs
*CONFIDENTIAL	13,458,265	14,042,751	(584,485)	12,639,594	818,671	13,458,265	14,042,751	(584,485)	14,038,095	(579,829)	12,639,594	818,671
*CONFIDENTIAL	873,533	1,744,520	(870,987)	1,167,454	(293,920)	873,533	1,744,520	(870,987)	2,247,073	(1,373,540)	1,167,454	(293,920)
*CONFIDENTIAL	41,859	561	41,298	561	41,298	41,859	561	41,298	13,203	28,655	561	41,298
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	368,431	(368,431)	—	—
*CONFIDENTIAL	133,343	118,193	15,150	113,800	19,543	133,343	118,193	15,150	175,794	(42,450)	113,800	19,543
*CONFIDENTIAL	15,436,422	14,885,047	551,375	13,053,806	2,382,616	15,436,422	14,885,047	551,375	19,187,508	(3,751,086)	13,053,806	2,382,616
*CONFIDENTIAL	3,740,583	3,523,915	216,668	3,112,481	628,102	3,740,583	3,523,915	216,668	3,737,109	3,474	3,112,481	628,102
*CONFIDENTIAL	2,436,474	3,024,895	(588,422)	2,661,724	(225,251)	2,436,474	3,024,895	(588,422)	2,728,963	(292,489)	2,661,724	(225,251)

*CONFIDENTIAL	36,120,480	37,339,882	(1,219,402)	32,749,420	3,371,060	36,120,480	37,339,882	(1,219,402)	42,496,175	(6,375,696)	32,749,420	3,371,060

*CONFIDENTIAL	—	—	—	—	—	—	—	—	4,643	(4,643)	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	120,359	190,653	(70,294)	176,892	(56,533)	120,359	190,653	(70,294)	157,467	(37,108)	176,892	(56,533)
*CONFIDENTIAL	99,459	57,345	42,114	57,345	42,114	99,459	57,345	42,114	142,900	(43,441)	57,345	42,114
*CONFIDENTIAL	145,023	169,044	(24,021)	154,011	(8,988)	145,023	169,044	(24,021)	173,225	(28,202)	154,011	(8,988)
*CONFIDENTIAL	74,126	101,349	(27,223)	92,599	(18,473)	74,126	101,349	(27,223)	183,513	(109,386)	92,599	(18,473)
*CONFIDENTIAL	3,752	—	3,752	—	3,752	3,752	—	3,752	6,232	(2,480)	—	3,752
*CONFIDENTIAL	13,334	72	13,262	72	13,262	13,334	72	13,262	1,114	12,221	72	13,262
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	11,087	355	10,732	355	10,732	11,087	355	10,732	38,957	(27,870)	355	10,732
*CONFIDENTIAL	1,498,811	1,530,812	(32,001)	1,311,850	186,961	1,498,811	1,530,812	(32,001)	2,257,397	(758,586)	1,311,850	186,961
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	192,208	210,350	(18,143)	189,536	2,672	192,208	210,350	(18,143)	168,699	23,508	189,536	2,672
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	330,130	496,452	(166,321)	413,037	(82,906)	330,130	496,452	(166,321)	734,376	(404,246)	413,037	(82,906)
*CONFIDENTIAL	42,049	39,116	2,933	39,116	2,933	42,049	39,116	2,933	35,711	6,338	39,116	2,933
*CONFIDENTIAL	62,116	185,562	(123,446)	162,104	(99,988)	62,116	185,562	(123,446)	216,989	(154,873)	162,104	(99,988)
*CONFIDENTIAL	—	16,000	(16,000)	16,000	(16,000)	—	16,000	(16,000)	—	—	16,000	(16,000)
*CONFIDENTIAL	1,854,148	2,469,700	(615,552)	1,983,615	(129,466)	1,854,148	2,469,700	(615,552)	2,867,530	(1,013,381)	1,983,615	(129,466)
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	1,032,953	609,181	423,774	531,752	501,203	1,032,955	609,181	423,774	2,637,435	(1,604,480)	531,752	501,203
*CONFIDENTIAL	91,925	71,800	20,125	61,334	30,591	91,925	71,800	20,125	269,025	(177,100)	61,334	30,591
*CONFIDENTIAL	186,825	176,980	9,845	145,273	41,553	186,825	176,980	9,845	270,650	(83,825)	145,273	41,553
*CONFIDENTIAL	27,912	63,416	(35,504)	50,733	(22,821)	27,912	63,416	(35,504)	134,722	(106,810)	50,733	(22,821)
*CONFIDENTIAL	31,883	38,074	(6,191)	38,074	(6,191)	31,883	38,074	(6,191)	35,915	(4,031)	38,074	(6,191)
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	5,191	(5,191)	—	—
*CONFIDENTIAL	23,334	12,238	11,095	12,238	11,095	23,334	12,238	11,095	168,448	(145,115)	12,238	11,095
*CONFIDENTIAL	848	(78)	926	(78)	926	848	(78)	926	5,535	(4,688)	(78)	926
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	(396,458)	(973,709)	577,251	(973,709)	577,251	(396,458)	(973,709)	577,251	609,961	(1,006,420)	(973,709)	577,251

Total Indirect Expenses	41,566,306	42,804,595	(1,238,290)	37,211,568	4,354,737	41,566,306	42,804,595	(1,238,290)	53,621,810	(12,055,504)	37,211,568	4,354,737

*CONFIDENTIAL	442	323	118	395	46	442	368	74	395	47	395	48
*CONFIDENTIAL	740	524	216	663	78	740	602	138	580	161	663	78

*CONFIDENTIAL	384	282	102	348	36	384	321	63	313	71	348	36
*CONFIDENTIAL	643	457	186	583	60	643	525	118	459	184	583	60

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Confidential Treatment

BRANDS-Production

Donna Van Osten

	Actuals			12&0 Forecast		December		Monthly Volume Actuals		Monthly Productivity Variance
	October	November	December	January ‘05	February ‘05	Forecast	Budget	Forecast	Budget	Forecast	Budget

DRIVERS
*CONFIDENTIAL	24,060	20,592	18,235	25,860	29,196	18,632	19,099	16,235	16,235	—	—
*CONFIDENTIAL	6,158	5,203	4,027	4,369	7,192	4,564	5,329	4,027	4,027	—	—
*CONFIDENTIAL	3,903	3,975	3,697	3,175	2,372	3,665	4,920	3,697	3,697	—	—

*CONFIDENTIAL	6,650	5,604	4,308	4,784	7,891	4,834	6,853	4,308	4,308	—	—
*CONFIDENTIAL	4,179	4,258	3,978	3,366	2,567	3,942	6,262	3,978	3,978	—	—

*CONFIDENTIAL	210	197	194	173	189	201	243	201	198	(7)	(4)

*CONFIDENTIAL	32	28	22	28	42	24	28	21	22	1	0
*CONFIDENTIAL	20	22	21	19	14	20	26	20	20	1	0

BRANDS-Production Donna Van Osten
	Actuals			12&0 Forecast		December		Monthly Volume Actuals		Monthly Productivity Variance
	October	November	December	January ‘05	February ‘05	Forecast	Budget	Forecast	Budget	Forecast	Budget

SUMMARY HEADCOUNT

BRANDs
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	210	197	194	173	189	201	243	201	198	(7)	(4)
*CONFIDENTIAL	7	9	7	4	4	4	4	4	4	3	3
*CONFIDENTIAL	2	2	2	1	1	1	2	1	2	1	—
*CONFIDENTIAL	29	27	25	22	22	20	28	20	23	6	3
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	20	32	30	30	30	37	42	38	35	(8)	(5)
*CONFIDENTIAL	14	12	12	11	11	10	12	10	10	2	2
Brands Production SubTotal	282	279	271	241	258	273	331	273	272	(2)	(1)

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

BRANDS-Production

Donna Van Osten

	Actuals			12&0 Forecast		December		Month Volume Actuals		Month Productivity Variance
	October	November	December	January ‘05	February ‘05	Forecast	Budget	Forecast	Budget	Forecast	Budget

Indirect Costs
*CONFIDENTIAL	901,100	894,694	945,893	730,052	736,598	880,923	1,041,863	881,545	856,433	64,348	89,480
*CONFIDENTIAL	2,458	943	1,571	4,063	13,908	252	—	252	—	1,319	1,571
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	8,500	5,520	1,765	1,887	2,001	2,361	2,003	1,928	3,517	3,592
*CONFIDENTIAL	212,695	216,614	221,177	217,276	169,999	285,474	345,042	284,889	281,544	(63,713)	(60,367)
*CONFIDENTIAL	166,158	162,553	130,207	141,638	137,056	126,088	151,287	126,092	124,279	4,115	5,928
*CONFIDENTIAL	81,233	80,902	83,847	107,097	97,361	104,995	124,821	105,002	102,418	(21,155)	(18,571)
*CONFIDENTIAL	1,363,645	1,364,305	1,388,214	1,201,891	1,156,809	1,399,737	1,665,374	1,399,784	1,366,601	(11,569)	21,613
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	5,380	716	—	—	12,500	12,500	12,500	12,500	(11,784)	(11,784)
*CONFIDENTIAL	671	1,545	—	2,000	—	3,000	3,000	3,000	3,000	(3,000)	(3,000)
*CONFIDENTIAL	92,279	(22,535)	7,477	4,000	25,000	6,553	22,322	6,553	16,806	924	(9,329)
*CONFIDENTIAL	2,333	8,912	1,866	2,630	2,630	2,300	4,800	2,300	4,000	(435)	(2,135)
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	272	334	1,200	1,200	1,200	—	1,200	—	(866)	334
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	158,637	67,617	76,222	97,509	92,878	100,847	111,294	101,054	102,378	(25,832)	(27,155)
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	11,791	11,791	11,791	9,819	10,480	10,192	12,030	10,204	9,863	1,587	1,929
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—		—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	402	47,608	202	13	13	5,002	5,903	5,008	4,819	(4,807)	(4,617)
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	20,013	41,034	16,177	5,894	4,495	17,793	41,121	16,616	31,019	(439)	(14,842)
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	(4,612)	7,561	14,667	—	—	1,000	—	1,000	—	13,667	14,661
*CONFIDENTIAL	2,060	2,200	1,500	2,272	1,733	5,000	—	5,000	—	(3,500)	1,500
*CONFIDENTIAL	2,000	2,250	3,800	3,366	2,567	5,000	—	5,000	—	(1,500)	3,500
*CONFIDENTIAL	10,991	9,705	9,904	10,772	8,215	19,711	31,312	19,890	23,620	(9,986)	(13,716)
*CONFIDENTIAL	2,296	1,450	800	—	—	—	—	—	—	800	800
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	4,647	6,508	5,430	—	—	—	—	—	—	5,430	5,430
*CONFIDENTIAL	—	25	135	—	—	—	—	—	—	135	135
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	1,020,662	809,708	446,410	350,000	350,000	350,000	17,562	350,000	17,562	96,410	428,848
*CONFIDENTIAL	39,108	(8,694)	(45,337)	—	—	—	—	—	—	(45,337)	(45,337)
Total Indirect Expenses	2,726,923	2,356,189	1,939,008	1,691,366	1,656,021	1,939,835	1,927,218	1,939,109	1,592,168	(102)	346,840
*CONFIDENTIAL	410	420	450	354	210	401	281	450	370	(0)	81
*CONFIDENTIAL	653	553	487	502	645	492	306	487	400	(0)	87
*CONFIDENTIAL	205	240	322	251	147	290	243	325	317	(3)	5
	326	320	349	357	451	355	266	352	344	(3)	5

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Confidential Treatment

BRANDS-Production

Donna Van Osten

		DECEMBER YTD				Full Year
	Actuals	Budget	Variance	Budget Volume Actual*	Budget Productivity Variance	2004 Forecast	2004 Budget	Variance	2003 Actuals	Variance	Budget Volume Actuals	Budget Productivity Variance I
DRIVERS
*CONFIDENTIAL	324,947	378,447	(53,500)	324,947	—	324,947	378,447	(53,500)	419,820	(94,873)	324,947	—
*CONFIDENTIAL	87,105	105,879	(18,774)	87,105	—	87,105	105,879	(18,774)	124,884	(37,779)	87,105	—
*CONFIDENTIAL	52,093	64,776	(12,683)	52,033	—	52,093	84,7 76	(12,683)	85,331	(33,230)		—
*CONFIDENTIAL	94,108	132,405	(38,297)	94,108	—	94,108	116,382	(22,274)	135,714	(41,606)	94,108	—
*CONFIDENTIAL	96,163	81,679	(25,516)	56,163	—	56,163	71,102	(14,939)	92,527	(36,364)	56,163	—
*CONFIDENTIAL	194	243	(49)	198	(4)	206	237	(30)	314	(107)	203	4
*CONFIDENTIAL	40	45	(5)	40	1	38	41	(3)	36	2	39	(1)
*CONFIDENTIAL	24	28	(4)	24	0	23	25	(2)	25	(2)	23	(0)

BRANDS-Production Danna Van Oaten
	DECEMBER YTD					Full Year Average
	Actuals	Budget	Variance	Budget Volume Actuals	Budget Productivity Variance	2004 Forecast	2004 Budget	Variance	2003 Actuals	Variance	Budget Volume Actuals	Budget Productivity Variance
SUMMARY HEADCOUNT

BRANDS
*CONFIDENTIAL	—	—	—	—	—	—	—	—	28	(28)	—	—
*CONFIDENTIAL	—	243	(49)	198	(4)	206	237	(30)	232	(26)	203	4
*CONFIDENTIAL	—	—	—	—	—	—	—	—	54	(54)	—	—
*CONFIDENTIAL	7	4	3	4	3	9	12	(3)	35	(26)	11	(2)
*CONFIDENTIAL	2	2	—	2	—	2	2	—	4	(2)	2	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	2	(2)	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	5	(5)	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	14	(14)	—	—
*CONFIDENTIAL	26	28	(2)	23	3	31	28	3	34	(3)	24	6
*CONFIDENTIAL	—	—	—	—	—	1	—	1	36	(35)	—	1
*CONFIDENTIAL	30	42	(12)	35	(5)	29	42	(13)	48	(19)	36	(7)
*CONFIDENTIAL	—	—	—	—	—	0	—	0	6	(5)	—	0
*CONFIDENTIAL	12	12	—	10	2	14	12	2	13	1	11	3
Brands Production Sub Total	271	331	(60)	272	(1)	292	333	(41)	510	(218)	287	5

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Confidential Treatment

BRANDS-Production

Donna Van Osten

	DECEMBER YTD					Full Year
	Actuals	Budget	Variance	Budget Volume Actuals	Budget Productivity Variance	2004 Forecast	2004 Budget	Variance	2003 Actuals	Variance	Budget Volume Actuals	Budget Productivity Variance
Indirect Costs
*CONFIDENTIAL	11,366,530	11,721,170	(354,640)	10,110,729	1,255,801	11,366,530	11,721,170	(354,640	16,470,001	(5,103,471)	10,110,729	1,255,801
*CONFIDENTIAL	594,071	1,253,334	(659,263)	794,732	(200,660)	594,071	1,253,334	(659,263	2,053,996	(1,459,925)	794,732	(200,660)
*CONFIDENTIAL	14,216	1,236	12,980	1,236	12,980	14,216	1,236	12,980	1,117,221	(1,103,005)	1,236	12,980
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	19,635	12,019	7,615	12,019	7,615	19,635	12,019	7,615	202,471	(182,837)	12,019	7,615
*CONFIDENTIAL	41,124	26,320	14,804	22,373	18,751	41,124	26,320	14,804	148,481	(107,357)	22,373	18,751
*CONFIDENTIAL	3,335,470	3,817,585	(482,115)	3,188,244	147,226	3,335,470	3,817,585	(482,115)	6,675,669	(3,340,199)	3,188,244	147,226
*CONFIDENTIAL	2,067,011	1,914,945	152,066	1,622,170	444,841	2,067,011	1,914,945	152,066	3,009,690	(942,679)	1,622,170	444,841
*CONFIDENTIAL	1,361,425	1,633,873	(272,448)	1,383,441	(22,017)	1,361,425	1,633,873	(272,448)	2,235,787	(874,362)	1,383,441	(22,017)

*CONFIDENTIAL	18,799,482	20,380,482	(1,581,000)	17,134,943	1,664,538	18,799,482	20,380,482	(1,581,000)	31,913,316	(13,113,835)	17,134,943	1,664,538

*CONFIDENTIAL	5,054	—	5,054	—	5,054	5,054	—	5,054	—	5,054	—	5,054
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	13,852	44,125	(30,273)	44,125	(30,273)	13,852	44,125	(30,273)	23,002	(9,150)	44,125	(30,273)
*CONFIDENTIAL	24,822	40,075	(15,254)	39,961	(15,139)	24,822	40,075	(15,254)	54,071	(29,250)	39,961	(15,139)
*CONFIDENTIAL	497,734	352,488	145,246	280,203	217,532	497,734	352,488	145,246	648,600	(150,866)	280,203	217,532
*CONFIDENTIAL	39,297	54,350	(15,053)	47,150	(7,853)	39,297	54,350	(15,053)	342,873	(303,577)	47,150	(7,853)
*CONFIDENTIAL	—	—	—	—	—	—	—	—	49,834	(49,834)	—	—
*CONFIDENTIAL	19,893	6,030	13,863	6,030	13,863	19,893	6,030	13,863	27,052	(7,159)	6,030	13,863
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	9,702	483	9,219	483	9,219	9,702	483	9,219	10,763	(1,061)	483	9,219
*CONFIDENTIAL	1,165,402	1,376,830	(211,428)	1,287,592	(122,191)	1,165,402	1,376,830	(211,428)	2,180,225	(1,014,823)	1,287,592	(122,191)
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	131,884	142,488	(10,603)	122,572	9,313	131,884	142,488	(10,603)	180,752	(48,868)	122,572	9,313
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	9,287	6,346	2,941	6,346	2,941	9,287	6,346	2,941	1,081	8,206	6,346	2,941
*CONFIDENTIAL	70,442	89,311	(18,869)	74,638	(4,195)	70,442	89,311	(18,869)	64,080	6,362	74,638	(4,195)
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	287,668	529,134	(241,466)	428,027	(140,359)	287,668	529,134	(241,466)	517,427	(229,760)	428,027	(140,359)
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	112,550	33,378	79,173	33,378	79,173	112,550	33,378	79,173	298,442	(185,892)	33,378	79,173
*CONFIDENTIAL	33,560	10,600	22,960	10,600	22,960	33,560	10,600	22,960	39,253	(5,693)	10,600	22,960
*CONFIDENTIAL	55,158	8,750	46,408	8,750	46,408	55,158	8,750	46,408	60,925	(5,767)	8,750	46,408
*CONFIDENTIAL	167,822	369,115	(201,293)	291,173	(123,351)	167,822	369,115	(201,293)	494,132	(326,310)	291,173	(123,351)
*CONFIDENTIAL	20,086	3,777	16,308	3,777	16,308	20,086	3,777	16,308	7,417	12,669	3,777	16,308
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	968	—	968	—	968	968	—	968	—	968	—	968
*CONFIDENTIAL	87,553	20,447	67,106	20,447	67,106	87,553	20,447	67,106	305,191	(217,638)	20,447	67,106
*CONFIDENTIAL	(4,113)	(5,135)	1,022	(5,135)	1,022	(4,113)	(5,135)	1,022	(2,833)	(1,280)	(5,135)	1,022
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	5,570,337	1,270,561	4,299,776	1,270,561	4,299,776	5,570,337	1,270,561	4,299,776	2,174,715	3,395,621	1,270,561	4,299,776
*CONFIDENTIAL	(115,280)	7,147	(122,428)	7,147	(122,428)	(115,280)	7,147	(122,428)	(519,434)	404,154	7,147	(122,428)

Total Indirect Expenses	27,003,159	24,740,780	2,262,380	21,112,766	5,890,394	27,003,159	24,740,780	2,262,380	38,870,883	(11,867,724)	21,112,766	5,890,394

*CONFIDENTIAL	287	187	100	224	63	287	213	74	286	1	224	63
*CONFIDENTIAL	481	303	178	376	105	481	348	133	420	61	376	105
*CONFIDENTIAL	200	154	48	182	18	200	175	25	235	(35)	182	18
*CONFIDENTIAL	335	250	85	305	30	335	287	48	345	(10)	305	30

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Confidential Treatment

Cendant Mortgage Monthly Operational Update

Teleservices Statistics (Sales)	December 2003		December 2004		Percentage Change (+/-)
Answer rates	*CONFIDENTIAL	%	*CONFIDENTIAL	%	*CONFIDENTIAL	%
Average speed of answer	*CONFIDENTIAL	%	*CONFIDENTIAL	%	*CONFIDENTIAL	%
Percentage of calls answered within *CONFIDENTIAL secs	*CONFIDENTIAL	%	*CONFIDENTIAL	%	*CONFIDENTIAL	%
Leads per person	*CONFIDENTIAL	%	*CONFIDENTIAL	%	*CONFIDENTIAL	%
Outbound calls per lead	*CONFIDENTIAL	%	*CONFIDENTIAL	%	*CONFIDENTIAL	%
Percentage of purchase leads	*CONFIDENTIAL	%	*CONFIDENTIAL	%	*CONFIDENTIAL	%

Loans Processing Center	December 2003		December 2004		Percentage Change (+/-)
Answer rates	*CONFIDENTIAL	%	*CONFIDENTIAL	%	*CONFIDENTIAL	%
Average speed of answers	*CONFIDENTIAL	%	*CONFIDENTIAL	%	*CONFIDENTIAL	%
Percentage of calls answered within *CONFIDENTIAL secs	*CONFIDENTIAL	%	*CONFIDENTIAL	%	*CONFIDENTIAL	%
Loans per person	*CONFIDENTIAL	%	*CONFIDENTIAL	%	*CONFIDENTIAL	%
Percentage of “I would recommend”	*CONFIDENTIAL	%	*CONFIDENTIAL	%	*CONFIDENTIAL	%
Average Survey results	*CONFIDENTIAL	%	*CONFIDENTIAL	%	*CONFIDENTIAL	%
Outbound call per loan	*CONFIDENTIAL	%	*CONFIDENTIAL	%	*CONFIDENTIAL	%
Average talk time	*CONFIDENTIAL	%	*CONFIDENTIAL	%	*CONFIDENTIAL	%
Percentage of purchase closings	*CONFIDENTIAL	%	*CONFIDENTIAL	%	*CONFIDENTIAL	%

Agent Help Desk	December 2003		December 2004		Percentage Change (+/-)
Answer rates	*CONFIDENTIAL	%	*CONFIDENTIAL	%	*CONFIDENTIAL	%
Average speed of answer	*CONFIDENTIAL	%	*CONFIDENTIAL	%	*CONFIDENTIAL	%
Percentage of calls answered within *CONFIDENTIAL secs	*CONFIDENTIAL	%	*CONFIDENTIAL	%	*CONFIDENTIAL	%

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Confidential Treatment

Cendant Mortgage Monthly Operational Update

Teleservice statistics	Definitions
Answer rates	Answer Rate = *CONFIDENTIAL
Average speed of answer	*CONFIDENTIAL
Percentage of calls answered within *CONFIDENTIAL secs	Of the calls answered in Teleservices, the percentage of calls that were answered within *CONFIDENTIAL seconds
Leads per person	*CONFIDENTIAL
Internal Affairs Bureau Results (Pass %)	*CONFIDENTIAL
Outbound calls per lead	*CONFIDENTIAL
Percentage of purchase leads	Of the total leads received by Teleservices, the percentage of leads that were purchase leads as opposed to refinance leads.

Loan Processing Center	Definitions
Answer rates	Answer Rate = *CONFIDENTIAL
Average speed of answer	*CONFIDENTIAL
Percentage of calls answered within *CONFIDENTIAL secs	Of the calls answered in the Loan Processing Center, the percentage of calls that were answered within *CONFIDENTIAL seconds
Leads per person	*CONFIDENTIAL
Percentage of “I would recommend”	*CONFIDENTIAL
Outbound calls per loan	*CONFIDENTIAL
Average talk time	*CONFIDENTIAL
Percentage of purchase closings	Of the total leads received by the Loan Processing Center, the percentage of leads that were purchase leads as opposed to refinance leads.

Agent Help Desk	Definitions
Answer rates	*CONFIDENTIAL
Average speed of answer	*CONFIDENTIAL
Percentage of calls answered within *CONFIDENTIAL secs	Of the calls answered at the Agent Help Desk, the percentage of calls that were answered within *CONFIDENTIAL seconds

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

*CONFIDENTIAL

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Confidential Treatment

Brands/NRT Monthly Management Report Overview

*CONFIDENTIAL

Month	Last Year	*CONFIDENTIAL Current	+/-	Last Year	*CONFIDENTIAL Current	+/-	Last Year	*CONFIDENTIAL Current	+/-	Last Year	*CONFIDENTIAL Current	+/-	Last Year	*CONFIDENTIAL Current	+/-	Last Year	*CONFIDENTIAL Current	+/-
2003-09	34,283	30,324	88.5%	17,801	15,356	86.3%	51.9%	50.6%	1.3%	6,794	6,348	93.4%	41.3%	38.2%	-3.2%	19.8%	20.9%	-1.1%
2003-10	35,228	29,195	82.9%	17,994	14,924	82.9%	51.1%	51.1%	0.0%	6,986	5,793	82.9%	38.8%	38.8%	0.0%	19.8%	19.8%	0.0%
2003-11	29,598	23,317	78.8%	15,201	12,057	79.3%	51.4%	51.7%	-0.4%	5,846	4,653	79.6%	38.6%	38.5%	-0.1%	19.8%	20.0%	-0.2%
2003-12	22,332	20,866	93.4%	11,307	9,807	86.7%	50.6%	47.0%	3.6%	4,412	3,801	86.2%	38.8%	39.0%	0.3%	19.8%	18.2%	1.5%
2004-01	35,494	33,807	95.2%	18,788	16,452	87.6%	52.9%	48.7%	4.3%	6,901	6,015	87.2%	36.6%	36.7%	0.2%	19.4%	17.8%	1.7%
2004-02	31,627	31,940	101.0%	16,673	17,304	103.8%	52.7%	54.2%	-1.5%	6,123	6,614	108.0%	38.2%	36.7%	-1.5%	19.4%	20.7%	-1.3%
2004-03	40,842	39,744	97.3%	21,639	22,210	102.6%	53.0%	55.9%	-2.9%	8,641	9,040	104.6%	40.7%	39.9%	-0.8%	21.2%	22.7%	-1.6%
2004-04	38,430	37,266	97.0%	20,360	19,661	96.6%	53.0%	52.8%	0.2%	7,643	7,873	103.0%	40.0%	37.5%	-2.5%	19.9%	21.1%	-1.2%
2004-05	15,824	32,561	205.8%	8,223	17,663	214.8%	52.0%	54.2%	-2.3%	2,742	7,574	276.2%	42.9%	33.3%	-9.5%	17.3%	23.3%	-5.9%
2004-06	39,734	33,427	84.1%	21,755	18,211	83.7%	54.8%	54.5%	0.3%	8,696	8,451	97.2%	46.4%	40.0%	-6.4%	21.9%	25.3%	-3.4%
2004-07	37,892	31,523	83.2%	20,484	16,785	81.9%	54.1%	53.2%	0.8%	8,673	6,930	79.9%	41.3%	42.3%	1.1%	22.9%	22.0%	0.9%

*CONFIDENTIAL

Month	Last Year	*CONFIDENTIAL Current	+/-	Last Year	*CONFIDENTIAL Current	+/-	Last Year	*CONFIDENTIAL Current	+/-	Last Year	*CONFIDENTIAL Current	+/-	Last Year	*CONFIDENTIAL Current	+/-	Last Year	*CONFIDENTIAL Current	+/-
2003-09	21,435	18,658	87.0%	10,274	8,655	84.2%	47.9%	46.4%	1.5%	3,936	3,480	88.4%	40.2%	38.3%	-1.9%	18.4%	18.7%	-0.3%
2003-10	22,183	17,959	81.0%	10,368	8,447	81.5%	46.7%	47.0%	-0.3%	4,072	3,262	80.1%	38.6%	39.3%	0.7%	18.4%	18.2%	0.2%
2003-11	18,681	13,685	73.3%	8,835	6,584	74.5%	47.3%	48.1%	-0.8%	3,423	2,555	74.6%	38.8%	38.7%	-0.1%	18.3%	18.7%	-0.3%
2003-12	14,523	12,426	85.6%	6,753	5,510	81.6%	46.5%	44.3%	2.2%	2,633	2,133	81.0%	38.7%	39.0%	0.3%	18.1%	17.2%	1.0%
2004-01	22,834	20,741	90.8%	11,090	9,301	83.9%	48.6%	44.8%	3.7%	4,087	3,436	84.1%	36.9%	36.9%	-0.1%	17.9%	16.6%	1.3%
2004-02	20,265	19,492	96.2%	9,890	9,694	98.0%	48.8%	49.7%	-0.9%	3,667	3,727	101.6%	38.4%	37.1%	-1.4%	18.1%	19.1%	-1.0%
2004-03	25,917	23,899	92.2%	12,728	12,487	98.1%	49.1%	52.2%	-3.1%	5,076	5,093	100.3%	40.8%	39.9%	-0.9%	19.6%	21.3%	-1.7%
2004-04	24,676	22,548	91.4%	12,254	11,120	90.7%	49.7%	49.3%	0.3%	4,642	4,364	94.0%	39.2%	37.9%	-1.4%	18.8%	19.4%	-0.5%
2004-05	10,223	19,896	194.6%	4,945	10,176	205.8%	48.4%	51.1%	-2.8%	1,668	4,378	262.5%	43.0%	33.7%	-9.3%	16.3%	22.0%	-5.7%
2004-06	25,419	20,640	81.2%	13,099	10,409	79.5%	51.5%	50.4%	1.1%	5,206	4,879	93.7%	46.9%	39.7%	-7.1%	20.5%	23.6%	-3.2%
2004-07	25,010	19,638	78.5%	12,761	9,784	76.7%	51.0%	49.8%	1.2%	5,490	3,978	72.5%	40.7%	43.0%	2.4%	22.0%	20.3%	1.7%

*CONFIDENTIAL

Month	Last Year	*CONFIDENTIAL Current	+/-	Last Year	*CONFIDENTIAL Current	+/-	Last Year	*CONFIDENTIAL Current	+/-	Last Year	*CONFIDENTIAL Current	+/-	Last Year	*CONFIDENTIAL Current	+/-	Last Year	*CONFIDENTIAL Current	+/-
2003-09	12,848	8,883	69.1%	7,527	5,117	68.0%	58.6%	57.6%	1.0%	2,858	1,994	69.8%	39.0%	38.0%	-1.0%	22.2%	22.4%	-0.2%
2003-10	13,045	8,468	64.9%	7,626	4,971	65.2%	58.5%	58.7%	-0.2%	2,914	1,760	60.4%	35.4%	38.2%	2.8%	22.3%	20.8%	1.6%
2003-11	10,917	6,841	62.7%	6,366	4,074	64.0%	58.3%	59.6%	-1.2%	2,423	1,399	57.7%	34.3%	38.1%	3.7%	22.2%	20.5%	1.7%
2003-12	7,809	5,944	76.1%	4,554	3,124	68.6%	58.3%	52.6%	5.8%	1,779	1,103	62.0%	35.3%	39.1%	3.8%	22.8%	18.6%	4.2%
2004-01	12,660	10,266	81.1%	7,698	5,749	74.7%	60.8%	56.0%	4.8%	2,814	1,933	68.7%	33.6%	36.6%	2.9%	22.2%	18.8%	3.4%
2004-02	11,362	9,877	86.9%	6,783	6,212	91.6%	59.7%	62.9%	-3.2%	2,456	2,214	90.1%	35.6%	36.2%	0.6%	21.6%	22.4%	-0.8%
2004-03	14,925	12,585	84.3%	8,911	7,934	89.0%	59.7%	63.0%	-3.3%	3,565	3,024	84.8%	38.1%	40.0%	1.9%	23.9%	24.0%	-0.1%
2004-04	13,754	11,505	83.6%	8,106	6,946	85.7%	58.9%	60.4%	-1.4%	3,001	2,618	87.2%	37.7%	37.0%	-0.7%	21.8%	22.8%	-0.9%
2004-05	5,601	9,763	174.3%	3,278	6,081	185.5%	58.5%	62.3%	-3.8%	1,074	2,473	230.3%	40.7%	32.8%	-7.9%	19.2%	25.3%	-6.2%
2004-06	14,315	9,613	67.2%	8,656	6,056	70.0%	60.5%	63.0%	-2.5%	3,490	2,590	74.2%	42.8%	40.3%	-2.4%	24.4%	26.9%	-2.6%
2004-07	12,882	8,699	67.5%	7,723	5,409	70.0%	60.0%	62.2%	-2.2%	3,183	2,052	64.5%	37.9%	41.2%	3.3%	24.7%	23.6%	1.1%

Month	Last Year	*CONFIDENTIAL Current	+/-	Last Year	*CONFIDENTIAL Current	+/-	Last Year	*CONFIDENTIAL Current	+/-	Last Year	*CONFIDENTIAL Current	+/-	Last Year	*CONFIDENTIAL Current	+/-	Last Year	*CONFIDENTIAL Current	+/-
2003-09		2,783			1,584			56.9%			874		55.2%				31.4%
2003-10		2,768			1,506			54.4%			771		51.2%				27.9%
2003-11		2,791			1,399			50.1%			699		50.0%				25.0%
2003-12		2,496			1,173			47.0%			565		48.2%				22.6%
2004-01		2,800			1,402			50.1%			646		46.1%				23.1%
2004-02		2,571			1,398			54.4%			673		48.1%				26.2%
2004-03		3,260			1,789			54.9%			923		51.6%				28.3%
2004-04		3,213			1,595			49.6%			891		55.9%				27.7%
2004-05		2,902			1,406			48.4%			723		51.4%				24.9%
2004-06		3,174			1,746			55.0%			982		56.2%				30.9%
2004-07		3,186			1,592			50.0%			900		56.5%				28.2%

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Confidential Treatment

Brands/NRT Monthly Management Report Overview

*CONFIDENTIAL

Month	Last Year	*CONFIDENTIAL Current	+/-	Last Year	*CONFIDENTIAL Current	+/-	Last Year	*CONFIDENTIAL Current	+/-	Last Year	*CONFIDENTIAL Current	+/-	Last Year	*CONFIDENTIAL Current	+/-	Last Year	*CONFIDENTIAL Current	+/-
2003-09	7,636	6,877	90.1%	3,874	3,356	86.6%	50.7%	48.8%	1.9%	1,507	1,369	90.8%	40.8%	38.9%	-1.9%	19.7%	19.9%	-0.2%
2003-10	8,269	6,617	80.0%	4,110	3,303	80.4%	49.7%	49.9%	-0.2%	1,594	1,238	77.7%	37.5%	38.8%	1.3%	19.3%	18.7%	0.6%
2003-11	6,880	4,871	70.8%	3,403	2,492	73.2%	49.5%	51.2%	-1.7%	1,326	987	74.4%	39.6%	39.0%	-0.6%	19.3%	20.3%	-1.0%
2003-12	5,514	4,491	81.4%	2,726	2,116	77.6%	49.4%	47.1%	2.3%	1,079	831	77.0%	39.3%	39.6%	0.3%	19.6%	18.5%	1.1%
2004-01	8,859	7,763	87.6%	4,599	3,751	81.6%	51.9%	48.3%	3.6%	1,704	1,374	80.6%	36.6%	37.1%	0.4%	19.2%	17.7%	1.5%
2004-02	8,078	7,273	90.0%	4,238	3,854	90.9%	52.5%	53.0%	-0.5%	1,561	1,475	94.5%	38.3%	36.8%	-1.4%	19.3%	20.3%	-1.0%
2004-03	10,626	9,165	86.3%	5,526	5,090	92.1%	52.0%	55.5%	-3.5%	2,263	2,082	92.0%	40.9%	41.0%	0.0%	21.3%	22.7%	-1.4%
2004-04	9,836	8,373	85.1%	5,186	4,329	83.5%	52.7%	51.7%	1.0%	1,979	1,741	88.0%	40.2%	38.2%	-2.1%	20.1%	20.8%	-0.7%
2004-05	4,026	7,401	183.8%	1,988	3,900	196.2%	49.4%	52.7%	-3.3%	693	1,730	249.6%	44.4%	34.9%	-9.5%	17.2%	23.4%	-6.2%
2004-06	9,880	7,601	76.9%	5,304	4,147	78.2%	53.7%	54.6%	-0.9%	2,118	1,981	93.5%	47.8%	39.9%	-7.8%	21.4%	26.1%	-4.6%
2004-07	9,517	7,272	76.4%	5,135	3,897	75.9%	54.0%	53.6%	0.4%	2,221	1,564	70.4%	40.1%	43.3%	3.1%	23.3%	21.5%	1.8%

*CONFIDENTIAL

Month	Last Year	*CONFIDENTIAL Current	+/-	Last Year	*CONFIDENTIAL Current	+/-	Last Year	*CONFIDENTIAL Current	+/-	Last Year	*CONFIDENTIAL Current	+/-	Last Year	*CONFIDENTIAL Current	+/-	Last Year	*CONFIDENTIAL Current	+/-
2003-09	8,761	7,728	88.2%	4,126	3,470	84.1%	47.1%	44.9%	2.2%	1,529	1,327	86.8%	38.2%	37.1%	1.27%	17.5%	17.2%	0.3%
2003-10	9,108	7,287	80.0%	4,254	3,275	77.0%	46.7%	44.9%	1.8%	1,643	1,251	76.1%	38.2%	38.6%	0.4%	18.0%	17.2%	0.9%
2003-11	7,732	5,679	73.4%	3,591	2,584	72.0%	46.4%	45.5%	0.9%	1,372	972	70.8%	37.6%	38.2%	0.6%	17.7%	17.1%	0.6%
2003-12	5,811	5,049	86.9%	2,685	2,098	78.1%	46.2%	41.6%	4.7%	1,016	785	77.3%	37.4%	37.8%	0.4%	17.5%	15.5%	1.9%
2004-01	9,019	8,357	92.7%	4,297	3,536	82.3%	47.6%	42.3%	5.3%	1,519	1,290	84.9%	36.5%	35.4%	-1.1%	16.8%	15.4%	1.4%
2004-02	8,060	7,951	98.6%	3,829	3,739	97.6%	47.5%	47.0%	0.5%	1,394	1,390	99.7%	37.2%	36.4%	-0.8%	17.3%	17.5%	-0.2%
2004-03	10,372	9,249	89.2%	4,898	4,514	92.2%	47.2%	48.8%	-1.6%	1,903	1,799	94.5%	39.9%	38.9%	-1.0%	18.3%	19.5%	-1.1%
2004-04	10,229	9,185	89.8%	4,843	4,291	88.6%	47.3%	46.7%	0.6%	1,782	1,598	89.7%	37.2%	36.8%	-0.4%	17.4%	17.4%	0.0%
2004-05	4,105	7,922	193.0%	1,958	3,866	197.4%	47.7%	48.8%	-1.1%	654	1,570	240.1%	40.6%	33.4%	-7.2%	15.9%	19.8%	-3.9%
2004-06	10,169	8,194	80.6%	5,106	3,832	75.0%	50.2%	46.8%	3.4%	1,973	1,718	87.1%	44.8%	38.6%	-6.2%	19.4%	21.0%	-1.6%
2004-07	10,270	7,991	77.8%	5,041	3,724	73.9%	49.1%	46.6%	2.5%	2,095	1,451	69.3%	39.0%	41.6%	2.6%	20.4%	18.2%	2.2%

*CONFIDENTIAL

Month	Last Year	*CONFIDENTIAL Current	+/-	Last Year	*CONFIDENTIAL Current	+/-	Last Year	*CONFIDENTIAL Current	+/-	Last Year	*CONFIDENTIAL Current	+/-	Last Year	*CONFIDENTIAL Current	+/-	Last Year	*CONFIDENTIAL Current	+/-
2003-09	2,711	2,585	95.4%	1,348	1,215	90.1%	49.7%	47.0%	2.7%	476	504	105.9%	41.5%	35.3%	-62.2%	17.6%	19.5%	-1.9%
2003-10	2,784	2,582	92.7%	1,287	1,213	94.3%	46.2%	47.0%	-0.8%	478	461	96.4%	38.0%	37.1%	-0.9%	17.2%	17.9%	-0.7%
2003-11	2,434	2,047	84.1%	1,184	1,005	84.9%	48.6%	49.1%	-0.5%	413	370	89.6%	36.8%	34.9%	-1.9%	17.0%	18.1%	-1.1%
2003-12	1,922	1,927	100.3%	900	876	97.3%	46.8%	45.5%	1.4%	342	325	95.0%	37.1%	38.0%	0.9%	17.8%	16.9%	0.9%
2004-01	3,111	3,237	104.1%	1,504	1,393	92.6%	48.3%	43.0%	5.3%	569	501	88.0%	36.0%	37.8%	1.9%	18.3%	15.5%	2.8%
2004-02	2,753	2,829	102.8%	1,359	1,372	101.0%	49.4%	48.5%	0.9%	520	539	103.7%	39.3%	38.3%	-1.0%	18.9%	19.1%	-0.2%
2004-03	3,470	3,789	109.2%	1,746	2,019	115.6%	50.3%	53.3%	-3.0%	666	828	124.3%	41.0%	38.1%	-2.9%	19.2%	21.9%	-2.7%
2004-04	3,327	3,525	106.0%	1,691	1,812	107.2%	50.8%	51.4%	-0.6%	657	689	104.9%	38.0%	38.9%	0.8%	19.7%	19.5%	0.2%
2004-05	1,432	3,199	223.4%	733	1,694	231.1%	51.2%	53.0%	-1.8%	229	712	310.9%	42.0%	31.2%	-10.8%	16.0%	22.3%	-6.3%
2004-06	3,594	3,363	93.6%	1,851	1,723	93.1%	51.5%	51.2%	0.3%	755	790	104.6%	45.9%	40.8%	-5.1%	21.0%	23.5%	-2.5%
2004-07	3,480	3,058	87.9%	1,796	1,543	85.9%	51.6%	50.5%	1.2%	781	620	79.4%	40.2%	43.5%	3.3%	22.4%	20.3%	2.2%

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Confidential Treatment

DECEMBER 2004 LPC REPORT CARD, BRANDS

GOALS: Team	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL
BS1	None	96.3%	77	80	96.3%	97.2%	95%	66.9%	3	1		107.8%
BS3	None	94.6%	70	74	94.6%	97.7%	94%	71.3%	1	0		109.4%
BS7	None	95.9%	118	123	95.9%	98.7%	94%	69.8%	0	0		110.4%
BS8	None	94.6%	87	92	94.6%	100.0%	96%	67.8%	2	0		110.7%
		95.4%	352	369	95.4%	98.4%	95%	67.7%	7	1	25.0%	109.6%
BW1	None	92.3%	84	91	92.3%	95.3%	98%	67.9%	2	2		105.8%
BW5	None	94.9%	74	78	94.9%	91.3%	98%	73.3%	3	0		109.3%
BN2	None	94.7%	89	94	94.7%	97.8%	93%	60.3%	0	1		101.2%
		93.9%	247	263	93.9%	94.8%	96%	71.3%	8	3	23.0%	105.4%
		94.8%	599	632	94.8%	96.6%	95%	68.4%	15	4	24.0%	107.8%
BW3	None	93.1%	121	130	93.1%	98.2%	94%	77.7%	3	1		105.4%
BW9	None	94.7%	108	114	94.7%	98.6%	97%	77.6%	0	0		92.8%
		93.9%	229	244	93.9%	98.4%	96%	77.7%	3	1	20.0%	99.1%
BW2	None	90.9%	60	66	90.9%	97.4%	95%	65.8%	1	1		114.2%
BW4	None	90.0%	81	90	90.0%	98.4%	96%	69.7%	2	2		95.9%
		90.4%	141	156	90.4%	97.9%	96%	67.9%	6	3	24.0%	105.1%
BE1	None	96.3%	79	82	96.3%	100.0%	93%	65.2%	5	0		109.4%
BN6	None	92.7%	89	96	92.7%	100.0%	94%	63.6%	5	0		108.0%
BE3	None	93.6%	58	62	93.5%	100.0%	97%	65.3%	0	0		113.7%
		94.2%	226	240	94.2%	100.0%	95%	64.7%	10	0	26.7%	110.3%
		93.1%	596	640	93.1%	98.8%	95%	70.4%	19	4	23.6%	105.6%
BN7	None	93.3%	98	105	93.3%	100.0%	94%	81.6%	2	1		101.7%
BN8	None	98.9%	86	87	98.9%	93.9%	94%	73.7%	2	0		96.7%
BS9	None	94.2%	81	86	94.2%	98.3%	96%	79.9%	0	3		102.2%
BN4	None	87.8%	86	98	87.8%	100.0%	97%	65.2%	2	1		104.4%
TRB	None	87.9%	102	116	87.9%	95.5%	94%	67.9%	0	1		85.1%
		92.1%	453	492	92.1%	97.5%	95%	73.5%	9	6	24.2%	98.0%
		92.1%	453	492	92.1%	97.5%	95%	70.4%	9	6	24.2%	98.0%
BE4	83.3%	50.0%	36	44	81.8%	90.0%	94%	37.2%	0	0	26.7%	96.4%
BS2	88.5%	0.0%	46	54	85.2%	86.2%	96%	33.6%	0	0	31.7%	88.9%
		83.7%	82	98	83.7%	88.1%	95%	35.1%	6	0	29.2%	92.6%
		83.7%	82	98	83.7%	88.1%	95%	35.1%	6	0	29.2%	92.6%
TOTAL		92.9%	1,730	1,862	92.9%	97.3%	95%	68.4%	49	14	24.6%	103.3%

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

152

Confidential Treatment

RE SALES SCORECARD

*CONFIDENTIAL

	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL			*CONFIDENTIAL
Overall RE Sales Totals	97.9%	85.1%	626	418	1,038		3,294		732		533	147			37
SouthEast Totals	98.1%	87.2%	125	78	203		676		162		95	32			4
North-Atlantic Totals	98.7%	89.4%	164	94	258		805		177		138	28			15
SouthCentral Totals	95.6%	78.9%	85	57	142		448		87		76	28			9
West Totals	98.5%	89.1%	97	79	176		393		87		83	15			1
MidWest Totals	95.2%	82.3%	43	37	80		285		58		46	15			1
Loan Ranger Totals	98.2%	77.4%	35	7	42		201		59		30	12			1
Central Totals	99.6%	92.4%	106	73	179		687		161		94	29			6
Corporate Client Totals	97.4%	94.3%	67	66	133		387		86		72	17			8
Overall RE Sales AVg.’s			4	3	7	15.2	22	2.8	5	6.1	3	0.9	44.4%	86.0	0.2
SouthEast Averages			4	3	7	14.1	23	2.8	5	3.9	3	1.0	50.4%	76.8	0.1
North-Atlantic Averages			4	2	7	14.5	21	2.8	5	5.2	4	0.7	54.2%	84.1	0.4
SouthCentral Averages			5	3	8	13.8	26	2.6	5	7.5	3	1.2	41.1%	89.4	0.5
West Averages			5	4	9	12.0	20	2.6	4	8.7	5	0.8	36.3%	85.6	0.1
MidWest Averages			3	2	5	18.2	19	3.0	4	5.5	2	0.8	44.3%	107.0%	0.1
Loan Ranger Averages			3	1	3	20.6	14	3.5	4	5.2	2	0.9	67.0%	85.7%	0.1
Central Averages			4	3	6	18.3	25	3.2	5	5.6	3	0.9	40.1%	88.7%	0.2
Corporate Client Averages			3	3	8	7.8	18	2.5	4	5.2	3	0.7	48.1%	107.5%	0.4

	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL			*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL
Overall RE Sales Totals				10,986	22,359			101,271		12,865		3,913		3,495		1,894			1,250	941		7,335
SouthEast Totals				2,125	8,206			21,312		2,577		780		814		386			295	214		1,583		127
North-Atlantic Totals				2,860	8,172			25,118		3,367		1,233		800		463			224	180		1,712		186
SouthCentral Totals				1,753	2,665			13,208		1,999		501		462		310			191	145		1,113		213
West Totals				1,479	2,559			11,486		1,682		600		407		200			82	69		852		59
MidWest Totals				1,117	1,877			9,948		1,287		366		340		194			134	123		741		37
Loan Ranger Totals				352	1,723			7,610		1,306		415		232		99			110	60		417		50
Central Totals				1,652	3,680			20,199		1,953		543		652		343			324	210		1,334		55
Corporate Client Totals				1,795	3,446			13,664		2,018		516		751		357			381	304		1,538		141
Overall RE Sales AVg.’s	6.12%	100.77%	15.5	51.3	51	58.2%	58.7%	450	2.7	60	91.7%	16.1	40%	15	27%	8	38.8%	25.8%	6	4	89%	32	4.2	3.0
SouthEast Averages	5.89%	104.14%	17.1	51.8	127	59.7%	85.8%	520	2.6	63	87.7%	19.0	42%	20	32%	9	40.2%	24.3%	7	5	104%	37	4.0	3.1
North-Atlantic Averages	5.80%	100.91%	13.7	55.0	119	59.3%	0.0%	483	2.6	65	92.3%	23.5	43%	15	24%	9	40.8%	27.0%	4	3	65%	32	5.3	3.6
SouthCentral Averages	4.12%	100.52%	13.6	53.1	81	56.7%	57.9%	400	2.3	61	88.3%	15.2	35%	15	24%	9	40.2%	27.8%	6	4	96%	34	4.8	6.5
West Averages	3.93%	99.99%	14.7	56.9	98	60.2%	51.6%	442	2.8	65	106.4%	19.2	35%	16	24%	8	36.2%	23.5%	3	3	81%	33	4.9	2.3
MidWest Averages	8.47%	106.18%	16.8	50.8	85	58.4%	69.8%	452	2.7	59	86.6%	16.6	39%	15	26%	9	38.0%	26.1%	6	6	93%	34	4.5	1.7
Loan Ranger Averages	5.87%	94.47%	20.5	16.8	82	32.5%	62.5%	362	3.1	62	90.0%	19.8	40%	11	18%	5	56.6%	23.8%	5	3	56%	20	5.5	2.4
Central Averages	8.52%	92.68%	17.4	40.3	95	54.3%	50.7%	493	2.7	49	92.3%	13.5	44%	16	33%	8	37.5%	25.7%	8	5	120%	33	3.7	1.3
Corporate Client Averages	13.24%	104.02%	12.1	66.5	128	42.1%	0%	506	2.7	70	102.4%	17.9	44%	26	37%	12	36.4%	23.2%	13	13	146%	53	3.1	5.2

*CONFIDENTIAL

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Confidential Treatment

DISPUTE & CHARGEBACK REPORT

Summary	2004 YTD
$ Amount Requested via Chargeback	$206,217.17
$ Amount Requested via Disputes	$411,637.68

Total Disputes/Chargebacks	$517,854.85

*CONFIDENTIAL	$348,118.33
*CONFIDENTIAL	$196,163.80

*CONFIDENTIAL	$73,572.72

	Jan-04	Feb-04	Mar-04	Apr-04	May-04	Jun-04	Jul-04	Aug-04	Sep-04	Oct-04	Nov-04	Dec-04		2004
# Chargebacks	44	33	64	46	45	72	51	37	51	40	44		16	543
# Disputes	64	51	88	93	91	109	95	55	53	68	50		37	854

Total # Disputes Chargebacks	108	84	152	139	136	18	146	92	104	108	94		53	1397

*CONFIDENTIAL	93	72	138	123	126	159	137	83	91	31	21		4	1078
*CONFIDENTIAL	3	3	3	9	7	2	4	0	2	1	0		0	34
*CONFIDENTIAL	12	9	11	7	3	20	5	9	9	5	13		3	106
*CONFIDENTIAL	0	0	0	0	0	0	0	0	2	71	60		46	179

Total # Disputes Chargebacks	108	84	152	139	138	151	146	92	104	108	84		53	1397

	Jan-04	Feb-04	Mar-04	Apr-04	May-04	Jun-04	Jul-04	Aug-04	Sep-04	Oct-04	Nov-04	Dec-04		2004
*CONFIDENTIAL	$12,160.00	$8,725.00	$24,523.50	$12,901.00	$14,816.00	$20,546.50	$20,520.00	$13,437.00	$19,223.36	$6,790.17	$3,780.00		$2,180.00	$159,602.53
*CONFIDENTIAL	$24,298.00	$15,331.50	$29,413.00	$29,263.00	$30,978.00	$16,495.00	$16,228.00	$11,263.00	$8,506.00	$4,000.70	$2,741.60	$		$188,515.80
*CONFIDENTIAL	$36,468.00	$24,056.60	$53,936.60	$42,164.00	$45,784.00	$37,041.50	$36,748.00	$24,700.00	$27,729.36	$10,790.87	$6,521.60		$2,180.00	$348,118.33
*CONFIDENTIAL	$2,972.00	$2,350.00	$3,665.50	$7,884.00	$3,966.00	$4,873.50	$(1,055.00)	$1,860.00	$2,475.00	$1,185.65	$3,717.27		$650.00	$34,543.33
*CONFIDENTIAL	$10,148.25	$3,054.50	$19,244.00	$27,926.50	$17,147.50	$34,890.39	$30,833.00	$9,581.72	$7,394.82	$1,376.40	$22.80	$		$161,619.88
*CONFIDENTIAL	$13,120.25	$5,404.50	$22,900.50	$35,810.50	$21,113.50	$39,763.89	$28,778.00	$10,441.72	$9,869.82	$2,562.05	$3,740.07		$650.00	$196,163.80
*CONFIDENTIAL	$—	$—	$—	$—	$—	$—	$—	$—	$—	$5,083.33	$3,693.70		$3,293.69	$12,070.72
*CONFIDENTIAL	$—	$—	$—	$—	$—	$—	$—	$—	$325.00	$26,804.45	$19,631.92		$14,740.63	$61,502.00
*CONFIDENTIAL	$—	$—	$—	$—	$—	$—	$—	$—	$325.00	$31,887.78	$23,325.62		$18,034.32	$73,572.72

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Confidential Treatment

REAL ESTATE FIELD SALES

December 2004

Marshall Gayden Monthly Highlights:

1) *CONFIDENTIAL

2) *CONFIDENTIAL

3) *CONFIDENTIAL

4) Completed and communicated the 2005 business plans to the brand partners and mortgage field staff.

5) *CONFIDENTIAL

6) Full year expense variance for the department was under 5%.

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Confidential Treatment

REAL ESTATE FIELD SALES *CONFIDENTIAL

Marshall Gayden

	Actuals			12&0 Forecast		December		Month Volume Actuals		Month Productivity Variance
	October	November	December	January ‘05	February ‘05	Forecast	Budget	Forecast	Budget	Forecast	Budget
DRIVERS
*CONFIDENTIAL	24,060	20,592	16,235	25,860	29,196	18,632	19,099	16,235	16,235	—	—
*CONFIDENTIAL	6,158	5,203	4,027	4,369	7,192	4,564	5,329	4,027	4,027	—	—
*CONFIDENTIAL	3,903	3,975	3,697	3,175	2,372	3,665	4,920	3,697	3,697	—	—
*CONFIDENTIAL	67	74	56	82	86	65	69	57	59	2	(1)
*CONFIDENTIAL	22	19	14	14	21	16	19	14	15	0	(0)
*CONFIDENTIAL	14	14	13	10	7	13	18	13	13	0	(0)

REAL ESTATE FIELD SALES *CONFIDENTIAL Marshall Gayden

	Actuals			12&0 Forecast		December		Month Volume Actuals		Month Productivity Variance
	October	November	December	January ‘05	February ‘05	Forecast	Budget	Forecast	Budget	Forecast	Budget
SUMMARY HEADCOUNT
*CONFIDENTIAL	4	4	4	4	4	4	4	4	4	—	—
*CONFIDENTIAL	3	2	2	4	4	4	4	4	4	(2)	(2)
*CONFIDENTIAL	26	27	27	35	38	29	31	29	31	(2)	(4)
*CONFIDENTIAL	6	6	6	6	6	6	6	6	6	—	—
*CONFIDENTIAL	275	279	279	317	340	287	275	287	275	(8)	4
*CONFIDENTIAL	1	1	1	4	4	4	4	4	4	(3)	(3)
*CONFIDENTIAL	5	3	3	3	3	3	5	3	5	—	(2)
*CONFIDENTIAL	5	5	5	5	5	5	5	5	5	—	—
TOTAL OVERALL HEADCOUNT	325	327	327	378	404	342	334	342	334	(15)	(7)

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Confidential Treatment

REAL ESTATE FIELD SALES *CONFIDENTIAL

Marshall Gayden

	Actuals			12&0 Forecast		December		Month Volume Actuals		Month Productivity Variance		Explanations of Budget Productivity Variances
	October	November	December	January ‘05	February ‘05	Forecast	Budget	Forecast	Budget	Forecast	Budget
Indirect Costs
*CONFIDENTIAL	1,368,044	1,481,114	1,555,911	1,050,563	1,020,849	1,556,628	1,557,982	1,556,628	1,557,982	(717)	(2071)
*CONFIDENTIAL	304	591	954	263	2,755	389	389	389	389	564	564
*CONFIDENTIAL	—	—	300	—	—	—	—	—	—	300	300
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	155,586	14,500	18,732	—	—	237,500	241,389	237,500	241,389	(218,768)	(222,657)	*CONFIDENTIAL
*CONFIDENTIAL	264,328	422,298	665,891	1,384,011	1,044,797	446,098	557,686	455,241	442,725	210,650	223,166	*CONFIDENTIAL
*CONFIDENTIAL	222,394	225,645	180,986	316,529	268,892	237,369	250,753	238,453	237,130	(57,467)	(56,144)	*CONFIDENTIAL
*CONFIDENTIAL	102,855	114,353	139,729	312,681	193,179	140,218	148,124	140,858	140,077	(1,129)	(347)

*CONFIDENTIAL	2,113,512	2,258,500	2,562,503	3,064,046	2,530,472	2,618,203	2,756,323	2,629,069	2,619,693	(66,566)	(57,190)

*CONFIDENTIAL	18,122	17,320	1,604	—	50,000	50,000	50,000	50,000	50,000	(48,396)	(48,396)	*CONFIDENTIAL
*CONFIDENTIAL	12,500	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	18	1,632	2,000	2,000	2,000	2,000	2,000	2,000	(368)	(368)
*CONFIDENTIAL	598,223	645,498	699,068	676,842	922,608	711,345	692,792	711,345	692,792	(12,227)	6,276
*CONFIDENTIAL	588,082	532,955	587,443	478,867	567,567	688,276	408,333	688,276	408,333	(100,833)	179,110	*CONFIDENTIAL
*CONFIDENTIAL	36,145	51,565	39,975	45,903	49,097	40,875	63,311	40,875	63,311	(900)	(23,336)	*CONFIDENTIAL
*CONFIDENTIAL	—	219	15,581	—	—	—	—	—	—	15,591	15,591	*CONFIDENTIAL
*CONFIDENTIAL	80	184	73	—	—	—	—	—	—	73	73	*CONFIDENTIAL
*CONFIDENTIAL	10,005	10,005	10,005	10,005	10,005	10,005	—	10,005	—	—	10,005	*CONFIDENTIAL
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	2,155	4,541	5,817	—	—	—	—	—	—	5,817	5,817	*CONFIDENTIAL
*CONFIDENTIAL	(125,230)	139,500	131,583	124,321	140,429	90,559	95,789	78,885	79,970	52,678	51,593	*CONFIDENTIAL
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	4,745	4,359	4,268	4,449	4,449	4,413	413	4,413	413	(145)	3,855
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	4,070	9,037	15,076	31,250	31,250	10,417	20,833	10,417	20,833	4,659	(5,757)	*CONFIDENTIAL
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	37,509	53,296	32,599	15,000	15,000	15,000	11,000	15,000	11,000	17,599	21,599	*CONFIDENTIAL
*CONFIDENTIAL	—	25	25	—	—	—	—	—	—	25	25
*CONFIDENTIAL	—	—	(19)	—	—	—	—	—	—	(19)	(19)
*CONFIDENTIAL	1,500	2,750	1,450	835	624	964	1,295	972	948	478	502
*CONFIDENTIAL	500	—	250	318	238	367	493	370	361	(120)	(111)
*CONFIDENTIAL	12,646	10,023	11,568	3,816	2,851	4,406	5,920	4,442	4,332	7,126	7,236	*CONFIDENTIAL
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	174	437	463	—	—	—	—	—	—	463	463
*CONFIDENTIAL	1,149	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—

Total Indirect Expenses	3,315,886	3,740,232	4,120,953	4,457,651	4,326,589	4,246,829	4,108,502	4,246,069	3,953,985	(125,115)	166,969

*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—

*CONFIDENTIAL	3,315,886	3,740,232	4,120,953	4,457,651	4,326,589	4,246,829	4,108,502	4,246,069	3,953,985	(125,115)	168,969

*CONFIDENTIAL	538	719	1,023	1,020	602	931	771	1,054	982	(31)	41
*CONFIDENTIAL	850	941	1,115	1,404	1,824	1,159	835	1,149	1,070	(34)	45
*CONFIDENTIAL	343	434	636	701	352	574	517	653	651	(17)	(14)
*CONFIDENTIAL	542	568	693	965	1,067	714	560	711	709	(18)	(15)

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Confidential Treatment

REAL ESTATE FIELD SALES *CONFIDENTIAL

Marshall Gayden

	DECEMBER YTD					Full Year
	Actuals	Budget	Variance	Budget Volume Actuals	Budget Productivity Variance	2004 Forecast	2004 Budget	Variance	2003 Actuals	Variance	Budget Volume Actuals	Budget Productivity Variance
DRIVERS
*CONFIDENTIAL	324,947	378,447	(53,500)	324,947	—	324,947	378,447	(53,500)	381,586	(56,639)	324,947	—
*CONFIDENTIAL	87,105	105,879	(18,774)	87,105	—	87,105	105,879	(18,774)	106,569	(19,464)	87,105	—
*CONFIDENTIAL	52,083	64,776	(12,683)	52,093	—	52,093	64,776	(12,683)	72,791	(20,698)	52,093	—
*CONFIDENTIAL	1,165	1,376	(211)	1,182	(17)	1,200	1,382	(182)	1,305	(105)	1,187	14
*CONFIDENTIAL	312	385	(73)	317	(5)	322	387	(65)	365	(43)	318	4
*CONFIDENTIAL	187	238	(49)	189	(3)	192	237	(44)	249	(57)	190	2
SUMMARY HEADCOUNT
*CONFIDENTIAL	4	4	—	4	—	4	4	—	4	(0)	4	—
*CONFIDENTIAL	2	4	(2)	4	(2)	4	4	(0)	4	(1)	4	(0)
*CONFIDENTIAL	27	31	(4)	31	(4)	28	30	(2)	31	(3)	30	(2)
*CONFIDENTIAL	6	6	—	6	—	6	6	—	6	—	6	—
*CONFIDENTIAL	279	275	4	275	4	271	274	(3)	292	(22)	274	(3)
*CONFIDENTIAL	1	4	(3)	4	(3)	2	3	(2)	0	1	3	(2)
*CONFIDENTIAL	3	5	(2)	5	(2)	5	5	0	6	(0)	5	0
*CONFIDENTIAL	5	5	—	5	—	5	5	—	4	1	5	—
TOTAL OVERALL HEADCOUNT	327	334	(7)	334	(7)	324	331	(7)	348	(24)	331	(7)

REAL ESTATE FIELD SALES *CONFIDENTIAL
Marshall Gayden
	DECEMBER YTD					Full Year
	Actuals	Budget	Variance	Budget Volume Actuals	Budget Productivity Variance	2004 Forecast	2004 Budget	Variance	2003 Actuals	Variance	Budget Volume Actuals	Budget Productivity Variance
Indirect Costs
*CONFIDENTIAL	17,467,695	17,673,577	(205,883)	17,673,577	(205,883)	17,467,695	17,673,577	(205,883)	18,834,809	(1,367,114)	17,673,577	(205,883)
*CONFIDENTIAL	12,574	7,853	4,721	7,853	4,721	12,574	7,853	4,721	6,621	5,954	7,853	4,721
*CONFIDENTIAL	11,427	1,067	10,360	1,067	(10,360)	11,427	1,067	10,360	5,416	6,011	1,067	10,360
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	52,529	16,010	34,519	18,010	34,519	52,529	18,010	34,519	37,514	15,015	18,010	34,519
*CONFIDENTIAL	899,016	1,027,945	(128,929)	1,027,945	(128,929)	899,016	1,027,945	(128,929)	1,832,834	(933,818)	1,027,945	(128,929)
*CONFIDENTIAL	5,638,525	6,963,247	(1,424,722)	5,837,799	(299,274)	5,538,525	6,963,247	(1,424,722)	7,625,426	(2,086,902)	5,837,799	(299,274)
*CONFIDENTIAL	2,831,084	3,036,970	(205,886)	2,903,604	(72,520)	2,831,084	3,036,970	(205,886)	2,930,751	(99,667)	2,903,604	(72,520)
*CONFIDENTIAL	1,771,262	2,054,757	(283,495)	1,971,669	(200,407)	1,771,262	2,054,757	(283,495)	2,012,456	(241,194)	1,971,669	(200,407)

*CONFIDENTIAL	28,584,111	30,783,426	(2,199,315)	29,441,524	(857,413)	28,584,111	30,783,426	(2,199,315)	33,285,827	(4,701,716)	29,441,524	(857,413)

*CONFIDENTIAL	141,259	200,573	(59,314)	200,573	(59,314)	141,259	200,573	(59,314)	256,463	(115,204)	200,573	(59,314)
*CONFIDENTIAL	12,625	—	12,625	—	12,625	12,625	—	12,625	5,863	6,762	—	12,625
*CONFIDENTIAL	10,329	20,512	(10,183)	20,512	(10,183)	10,329	20,512	(10,183)	35,232	(24,903)	20,512	(10,183)
*CONFIDENTIAL	8,054,769	8,861,686	(806,917)	8,861,686	(806,917)	8,054,769	6,861,686	(806,917)	9,569,322	(1,514,553)	8,861,686	(806,917)
*CONFIDENTIAL	5,538,612	5,471,928	1,086,684	5,471,928	1,086,684	6,558,612	5,471,928	1,086,684	5,384,025	1,174,587	5,471,928	1,086,684
*CONFIDENTIAL	518,444	723,448	(205,005)	723,448	(205,005)	518,444	723,448	(205,005)	708,429	(189,985)	723,448	(205,005)
*CONFIDENTIAL	903	13,303	(12,400)	13,303	(12,400)	903	13,303	(12,400)	398,372	(397,469)	13,303	(12,400)
*CONFIDENTIAL	1,426	596	831	598	831	1,426	596	831	62,942	(81,515)	596	831
*CONFIDENTIAL	96,704	9,150	87,554	9,150	87,554	96,704	9,150	87,554	42,853	53,851	9,150	87,554
*CONFIDENTIAL	850	—	850	—	850	850	—	850	1,555	(705)	—	850
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	39,261	(19,134)	58,415	(19,134)	58,415	39,281	(19,134)	58,415	193,689	(154,408)	(19,134)	58,415
*CONFIDENTIAL	1,839,218	1,889,200	(49,982)	1,613,652	225,566	1,839,218	1,889,200	(49,982)	2,090,343	(251,125)	1,613,652	225,566
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	60,772	12,981	47,791	12,981	47,791	60,772	12,981	47,791	54,438	6,334	12,981	47,791
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	2,300	—	2,300	—	2,300	2,300	—	2,300	9,660	(7,360)	—	2,300
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	286,379	380,671	(94,291)	380,671	(94,291)	286,379	380,671	(94,291)	354,626	(68,247)	380,671	(94,291)
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	355,852	134,327	221,526	134,327	221,526	355,652	134,327	221,526	137,419	218,433	134,327	221,526
*CONFIDENTIAL	51	—	51	—	51	51	—	51	6	44	—	51
*CONFIDENTIAL	310	—	310	—	310	310	—	310	6,434	(6,124)	—	310
*CONFIDENTIAL	42,250	22,647	19,603	19,227	23,023	42,250	22,647	19,603	72,025	(29,775)	19,227	23,023
*CONFIDENTIAL	4,500	4,295	205	3,074	1,426	4,500	4,295	205	11,450	(6,950)	3,074	1,426
*CONFIDENTIAL	116,712	90,550	26,162	74,920	41,792	116,712	90,550	26,162	149,445	(32,733)	74,920	41,792
*CONFIDENTIAL	—	—	—	—	—	—	—	—	50	(50)	—	—
*CONFIDENTIAL	550	—	559	—	559	559	—	559	403	158	—	559
*CONFIDENTIAL	1,935	40	1,894	40	1,894	1,935	40	1,894	3,575	(1,640)	40	1,694
*CONFIDENTIAL	41,307	23,648	17,659	23,648	17,659	41,307	23,648	17,659	16,502	24,804	23,648	17,659
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—

Total Indirect Expenses	46,771,457	48,623,847	(1,852,390)	46,986,126	(214,669)	46,771,457	48,623,847	(1,852,390)	52,850,947	(6,079,490)	46,986,126	(214,669)

*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—

*CONFIDENTIAL	46,771,457	48,623,847	(1,852,390)	46,986,126	(214,669)	46,771,457	48,623,847	(1,852,390)	52,850,947	(6,079,490)	46,986,126	(214,669)

*CONFIDENTIAL	590	423	166	499	91	590	423	186	450	160	499	91
*CONFIDENTIAL	1,021	696	326	640	181	1,021	696	326	661	178	640	181
*CONFIDENTIAL	360	268	92	313	48	360	266	92	264	123	313	48
*CONFIDENTIAL	624	440	164	527	96	624	440	164	416	138	527	98

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Confidential Treatment

REGIONAL BREAKDOWN *CONFIDENTIAL

Marshall Gayden

	Northeast	Southeast	Central	South Central	Mid West	Western	Management	Total
Applications (ex Corp Client)	1,076	588	705	752	472	319	115	4,027
Closing (ex Corp Client)	906	578	585	673	456	323	176	3,697
*CONFIDENTIAL	$820.40	$948.58	$851.48	$601.60	$1,110.74	$1,587.17	$245.40	$1,114.68
*CONFIDENTIAL	$245.40	$245.40	$245.40	$245.40	$245.40	$245.40	$—	$—
*CONFIDENTIAL	$1,065.80	$1,193.98	$1,096.88	$846.99	$1,356.14	$1,832.57	$245.40	$1,114.68
*CONFIDENTIAL	68	89	41	38	42	37	—	295
*CONFIDENTIAL	6	8	3	4	3	4	—	26
*CONFIDENTIAL	1	1	1	1	1	1	—	6
*CONFIDENTIAL	16	9	17	20	11	9	—	14
*CONFIDENTIAL	13	8	14	18	11	9	—	13

REGIONAL BREAKDOWN *CONFIDENTIAL
Marshall Gayden
	Northeast	Southeast	Central	South Central	Mid West	Western	Management	Total
Indirect Costs
*CONFIDENTIAL	288,584	245,941	203,569	207, 933	246,104	261,095	102,684	1,555,911
*CONFIDENTIAL	—	—	—	—	—	—	954	954
*CONFIDENTIAL	—	—	—	300	—	—	—	300
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	4,000	4,000	2,000	2,427	475	—	5,830	18,732
*CONFIDENTIAL	206,849	88,006	79,678	26,752	42,021	87,199	135,387	665,891
*CONFIDENTIAL	41,724	28,361	24,508	22,693	25,041	27,542	11,116	180,986
*CONFIDENTIAL	20,522	22,599	17,295	18,631	20,030	26,568	14,085	139,729

*CONFIDENTIAL	561,679	388,907	327,050	278,737	333,671	402,404	270,055	2,562,503

*CONFIDENTIAL	—	—	—	1,604	—	—	—	1,604
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	1,632	1,632
*CONFIDENTIAL	119,028	120,653	116,869	86,000	123,616	77,941	54,961	699,068
*CONFIDENTIAL	15,259	11,144	18,140	12,659	17,540	9,800	502,902	587,443
*CONFIDENTIAL	8,641	3,770	8,938	6,054	6,811	4,878	882	39,975
*CONFIDENTIAL	—	—	—	—	5,018	—	10,573	15,591
*CONFIDENTIAL	—	—	—	64	10	—	—	73
*CONFIDENTIAL	8,225	—	1,000	—	—	780	—	10,005
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	75	—	—	5,742	5,817
*CONFIDENTIAL	27,882	22,925	19,865	17,729	19,044	13,822	10,296	131,563
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	40	4,228	4,268
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	274	—	—	—	—	—	14,801	15,076
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	261	188	908	741	340	328	29,832	32,599
*CONFIDENTIAL	—	—	—	—	—	—	25	25
*CONFIDENTIAL	—	(19)	—	—	—	—	—	(19)
*CONFIDENTIAL	—	—	1,250	—	—	200	—	1,450
*CONFIDENTIAL	—	—	250	—	—	—	—	250
*CONFIDENTIAL	2,031	714	3,848	1,210	450	2,465	850	11,568
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	463	463
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—

Total Indirect Expenses	743,281	548,282	498,118	404,873	506,499	512,657	907,243	4,120,953

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Confidential Treatment

REGIONAL BREAKDOWN *CONFIDENTIAL YEAR-TO-DATE

Marshall Gayden

	Northeast	Southeast	Central	South Central	Mid West	Western	Management	Total
Applications (ex Corp Client)	22,172	18,913	12,922	12,130	9,967	8,397	2,584	87,105
Closing (ex Corp Client)	12,576	11,370	7,708	7,326	5,918	5,499	1,696	52,093
*CONFIDENTIAL	$721.76	$576.10	$729.19	$628.60	$1,067.09	$1,136.76	$157.49	$894.99
*CONFIDENTIAL	$157.49	$157.49	$157.49	$157.49	$157.49	$157.49	$—	$—
*CONFIDENTIAL	$879.25	$733.58	$886.67	$786.09	$1,224.57	$1,294.24	$157.49	$894.99
*CONFIDENTIAL	68	69	41	38	42	37	—	295
*CONFIDENTIAL	6	6	3	4	3	4	—	26
*CONFIDENTIAL	1	1	1	1	1	1	—	6
*CONFIDENTIAL	326	274	315	319	238	227	—	295
*CONFIDENTIAL	185	165	188	193	141	149	—	177

REGIONAL BREAKDOWN *CONFIDENTIAL YEAR-TO-DATE
Marshall Gayden

	Northeast	Southeast	Central	South Central	Mid West	Western	Mgmt	Total
Indirect Costs
*CONFIDENTIAL	3,249,293	2,747,720	2,423,322	2,062,107	2,678,495	2,855,575	1,390,868	17,407,381
*CONFIDENTIAL	—	—	—	194	118	—	12,262	12,574
*CONFIDENTIAL	692	372	—	1,367	—	—	9,368	11,800
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	5,721	3,269	12,779	—	817	15,529	3,638	41,754
*CONFIDENTIAL	393,601	132,910	93,821	73,518	101,531	40,019	66,116	901,516
*CONFIDENTIAL	1,957,098	1,041,967	661,932	401,509	597,673	889,167	(58,849)	5,490,498
*CONFIDENTIAL	614,205	457,782	388,752	323,606	433,861	406,708	190,814	2,815,727
*CONFIDENTIAL	383,957	303,379	246,627	201,864	257,174	285,802	84,715	1,763,518

*CONFIDENTIAL	6,604,568	4,687,400	3,827,233	3,064,165	4,069,670	4,492,799	1,689,419	28,444,767

*CONFIDENTIAL	7,095	21,914	39,488	,23,079	43,934	5,469	280	141,259
*CONFIDENTIAL	—	—	12,625	—	—	—	—	12,625
*CONFIDENTIAL	216	4,150	1,898	—	150	150	3,766	10,329
*CONFIDENTIAL	1,422,047	1,231,016	1,119,076	974,082	1,363,365	1,178,315	749,628	8,037,529
*CONFIDENTIAL	498,711	213,626	250,299	208,994	432,327	195,635	4,768,700	6,568,292
*CONFIDENTIAL	113,312	55,777	75,489	61,384	89,391	92,756	31,731	519,840
*CONFIDENTIAL	—	5	—	—	(11,570)	250	12,217	903
*CONFIDENTIAL	16	(5)	87	64	400	(208)	1,073	1,426
*CONFIDENTIAL	79,400	—	12,000	—	—	5,304	—	96,704
*CONFIDENTIAL	850	—	—	—	—	—	—	850
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	797	—	—	472	290	650	37,070	39,281
*CONFIDENTIAL	299,195	305,755	231,852	233,905	271,136	230,320	263,520	1,835,684
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	246	400	60,126	60,772
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	2,300	—	—	—	—	—	—	2,300
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	5,005	1,023	1,465	851	15,520	968	261,547	286,379
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	17,128	12,756	15,579	11,219	16,971	12,184	269,761	355,599
*CONFIDENTIAL	—	—	—	—	—	—	51	51
*CONFIDENTIAL	—	7	—	—	—	303	—	310
*CONFIDENTIAL	4,500	3,425	13,400	9,800	3,200	5,675	2,250	42,250
*CONFIDENTIAL	1,500	—	1,000	—	1,500	500	—	4,500
*CONFIDENTIAL	20,275	13,350	18,364	14,527	18,268	29,552	3,037	117,374
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	1	558	—	—	—	—	559
*CONFIDENTIAL	—	—	150	—	217	—	1,568	1,935
*CONFIDENTIAL	—	—	—	2,602	—	—	38,705	41,307
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—

Total Indirect Expenses	9,076,915	6,550,203	5,620,561	4,605,143	6,315,017	6,251,023	8,203,961	46,622,824

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Confidential Treatment

REAL ESTATE FIELD SALES *CONFIDENTIAL Marshall Gayden
	Actuals			12&0 Forecast		December		Month Volume Actuals		Month Productivity Variance
	October	November	December	January ‘05	February ‘05	Forecast	Budget	Forecast	Budget	Forecast	Budget
DRIVERS
*CONFIDENTIAL	492	401	281	415	699	270	388	281	281	—	—
*CONFIDENTIAL	278	260	277	188	193	277	378	277	277	—	—
*CONFIDENTIAL	10	8	6	8	14	5	8	6	4	—	—
*CONFIDENTIAL	5	8	6	4	4	6	5	6	4	—	—
SUMMARY HEADCOUNT
	91	48	50	50	50	50	70	50	70	—	(20)

REAL ESTATE FIELD SALES *CONFIDENTIAL Marshall Gayden
	Actuals			12&0 Forecast		December		Month Volume Actuals		Month Productivity Variance		Explanations of Budget Productivity Variances
	October	November	December	January ‘05	February ‘05	Forecast	Budget	Forecast	Budget	Forecast	Budget
Indirect Costs
*CONFIDENTIAL	46,495	43,630	27,227	31,071	29,592	46,266	32,539	46,266	32,539	(9,040)	4,688
*CONFIDENTIAL	—	—	136	200	200	200	200	200	200	(84)	(84)
*CONFIDENTIAL	7,952	7,716	5,837	—	—	—	—	—	—	5,837	5,837	*CONFIDENTIAL
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	4,000	3,600	—	—	—	—	—	—	3,600	3,600
*CONFIDENTIAL	184,616	216,167	220,026	108,848	108,029	173,087	252,114	172,920	172,920	47,106	47,106	*CONFIDENTIAL
*CONFIDENTIAL	26,135	29,786	17,476	12,611	12,404	20,858	27,061	20,842	19,538	(3,366)	(2,062)
*CONFIDENTIAL	11,443	14,605	12,236	16,490	13,640	16,452	21,349	16,439	15,409	(4,203)	(3,174)

*CONFIDENTIAL	276,640	315,904	296,517	169,220	163,864	256,862	333,263	256,667	240,606	39,850	55,911

*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	21,203	26,471	21,749	15,000	15,000	15,000	21,000	15,000	21,000	6,749	749
*CONFIDENTIAL	4,244	339	819	3,000	3,000	1,000	1,000	1,000	1,000	(181)	(181)
*CONFIDENTIAL	2,624	3,882	3,683	4,500	4,500	4,500	6,300	4,500	6,300	(817)	(2,617)
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	(12,350)	13,665	11,026	6,725	11,322	4,374	6,286	4,552	4,552	6,472	6,472	*CONFIDENTIAL
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	40	40	40	—	—	—	—	—	—	40	40
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	306	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	1,081	589	(268)	635	1,069	413	594	430	430	(686)	(686)
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	500	500	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	120	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—

Total Indirect Expenses	294,102	361,696	333,575	199,079	198,756	282,150	368,442	282,149	273,888	51,427	59,687

*CONFIDENTIAL	598	902	1,167	480	284	1,045	950	1,004	975	183	212
*CONFIDENTIAL	1,066	1,292	1,204	1,055	1,029	1,018	975	1,019	989	186	213
*CONFIDENTIAL	562	788	1,055	408	234	951	859	913	856	142	199
*CONFIDENTIAL	1,002	1,128	1,070	900	849	927	882	927	889	144	202

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

REAL ESTATE FIELD SALES *CONFIDENTIAL

Marshall Gayden

		DECEMBER YTD				Full Year Average
	Actuals	Budget	Variance	Budget Volume Actuals	Budget Productivity Variance	2004 Forecast	2004 Budget	Variance	2003 Actuals	Variance	Budget Volume Actuals	Budget Productivity Variance
DRIVERS
*CONFIDENTIAL	7,003	8,974	(1,971)	7,003	—	7,003	8,974	(1,971)	10,683	(3,680)	7,003	—
*CONFIDENTIAL	4,040	4,951	(911)	4,040	—	4,040	4,951	(911)	6,290	(2,250)	4,040	—
*CONFIDENTIAL	140	128	12	100	40	144	144	0	189	(45)	112	32
*CONFIDENTIAL	61	71	10	58	23	83	80	4	111	(28)	65	18
SUMMARY HEADCOUNT
*CONFIDENTIAL	50	70	(20)	70	(20)	49	62	(14)	57	(8)	62	(14)

REAL ESTATE FIELD SALES *CONFIDENTIAL Marshall Gayden
	DECEMBER YTD					Full Year
	Actuals	Budget	Variance	Budget Volume Actuals	Budget Productivity Variance	2004 Forecast	2004 Budget	Variance	2003 Actuals	Variance	Budget Volume Actuals	Budget Productivity Variance
Indirect Costs
*CONFIDENTIAL	478,213	385,101	90,112	385,101	90,112	475,213	385,101	90,112	304,361	170,852	385,101	90,112
*CONFIDENTIAL	143	2,000	(1,857)	2,000	(1,857)	143	2,000	(1,857)	—	143	2,000	(1,857)
*CONFIDENTIAL	92,066	23,482	68,574	23,482	68,574	92,056	23,482	68,574	68,813	23,243	23,482	68,574
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	4,246	—	4,246	—	4,246	4,246	—	4,246	—	4,246	—	4,246
*CONFIDENTIAL	54,112	3,000	51,112	3,000	51,112	54,112	3,000	51,112	5,251	48,861	3,000	51,112
*CONFIDENTIAL	2,821,471	3,417,595	(496,124)	2,704,021	217,450	2,921,471	3,417,595	(496,124)	4,595,609	(1,674,139)	2,704,021	217,450
*CONFIDENTIAL	467,725	383,333	(15,608)	315,543	52,182	367,725	383,333	(15,608)	438,438	(70,713)	315,543	52,182
*CONFIDENTIAL	222,643	308,068	(84,425)	255,326	(31,683)	223,643	308,068	(84,425)	312,961	(89,318)	255,326	(31,683)

*CONFIDENTIAL	4,138,609	4,522,578	(383,969)	3,688,472	450,137	4,138,609	4,522,578	(383,969)	5,725,434	(1,586,824)	3,688,472	450,137

*CONFIDENTIAL	5,297	2,275	3,022	2,275	3,022	5,297	2,275	3,022	—	5,297	2,275	3,022
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	245, 003	270,125	(25,122)	270,125	(25,122)	245,003	270,125	(25,122)	291,686	(46,684)	270,125	(25,122)
*CONFIDENTIAL	29,216	11,174	18,042	11,174	18,042	29,216	11,174	18,042	11,219	17,998	11,174	18,042
*CONFIDENTIAL	48,826	71,358	(21,532)	71,358	(21,532)	49,826	71,358	(21,532)	60,392	(10,565)	71,358	(21,532)
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	383	113	250	113	250	363	113	250	816	(253)	113	250
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	(4,055)	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	117	117	—	117	—	117	117	—	4	114	117	—
*CONFIDENTIAL	164,299	151,692	12,607	119,762	44,538	164,299	151,692	12,607	217,061	(52,761)	119,762	44,538
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	120	—	120	—	120	120	—	120	31	89	—	120
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	349	—	349	—	349	349	—	349	229	120	—	349
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	8,491	13,133	(4,642)	10,117	(1,626)	8,491	13,133	(4,642)	14,439	(5,947)	10,117	(1,626)
*CONFIDENTIAL	22	9	13	9	13	22	9	13	174	(153)	9	13
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	200	(200)	—	—
*CONFIDENTIAL	6,500	4,000	2,500	4,000	2,500	6,500	4,000	2,500	4,000	2,500	4,000	2,500
*CONFIDENTIAL	2,161	314	1,847	314	1,847	2,161	314	1,847	3,356	(1,196)	314	1,847
*CONFIDENTIAL	—	—	—	—	—	—	—	—	50	(50)	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	268	—	268	—	268	268	—	268	570	(302)	—	268
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—

Total Indirect Expenses	4,650,641	5,046,889	(396,247)	4,177,837	472,805	4,650,641	5,046,689	(396,247)	6,333,515	(11,682,874)	4,177,837	472,805

*CONFIDENTIAL	864	582	102	597	68	664	562	102	593	71	597	68
*CONFIDENTIAL	1,151	1,019	132	1,034	117	1,151	1,016	132	1,007	144	1,034	117
*CONFIDENTIAL	581	504	67	527	64	591	504	87	536	55	527	64
*CONFIDENTIAL	1,024	913	111	913	111	1,024	913	111	910	114	913	111

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

REGIONAL BREAKDOWN *CONFIDENTIAL

Marshall Gayden

	Northeast	Southeast	Central	South Central	Mid West	Western	Total
Applications (Tier 4)	39	107	39	22	33	22	262
Closing (Tier 4)	32	107	36	18	22	23	238
*CONFIDENTIAL	$3,534.51	$378.09	$1,065.77	$2,985.79	$2,655.77	$1,281.60	$1,401.58
*CONFIDENTIAL	$—	$—	$—	$—	$—	$—	$—
*CONFIDENTIAL	$3,534.51	$378.09	$1,065.77	$2,985.79	$2,655.77	$1,281.60	$1,401.58
FSR (November 2004)	10	6	6	5	3	3	33
*CONFIDENTIAL	4	18	7	4	11	7	8
*CONFIDENTIAL	3	18	6	4	7	8	7

REGIONAL BREAKDOWN *CONFIDENTIAL
Marshall Gayden
	Northeast	Southeast	Central	South Central	Mid West	Western	Total
Indirect Costs
*CONFIDENTIAL	—	4,650	7,569	10,948	12,121	1,938	37,227
*CONFIDENTIAL	—	—	—	116	—	—	116
*CONFIDENTIAL	2,931	2,906	—	—	—	—	5,837
*CONFIDENTIAL	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	3,600	—	3,600
*CONFIDENTIAL	99,740	23,015	15,973	32,480	26,451	22,366	220,025
*CONFIDENTIAL	3,220	2,698	2,164	3,530	5,039	824	17,476
*CONFIDENTIAL	2,779	1,646	1,465	2,489	2,015	1,841	12,236

*CONFIDENTIAL	108,671	34,916	27,172	49,562	49,227	26,969	296,517

*CONFIDENTIAL	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—
*CONFIDENTIAL	2,330	2,389	8,817	2,281	4,733	1,199	21,749
*CONFIDENTIAL	57	—	—	—	761	—	819
*CONFIDENTIAL	318	414	839	824	986	302	3,683
*CONFIDENTIAL	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—
*CONFIDENTIAL	1,956	2,766	1,514	1,156	2,648	984	11,025
*CONFIDENTIAL	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	40	—	—	40
*CONFIDENTIAL	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—
*CONFIDENTIAL	(227)	(30)	25	(119)	72	23	(256)
*CONFIDENTIAL	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—

Total Indirect Expenses	113,104	40,455	38,368	53,744	58,427	29,477	333,575

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Confidential Treatment

DECEMBER 2004 FORECAST
Team	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	% of Forecast	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	% of Forecast
West 1	210	7.00	160.5	249	118.35%	183	66	102	55.80%
West 2	216	6.00	147.9	229	106.04%	157	71	110	70.03%
West 3	200	6.75	177.4	275	137.66%	177	71	110	62.25%
West 4	252	7.00	199.9	310	122.85%	183	96	149	81.16%

	878	26.75	685.7	1,062	121.00%	700	304	471	67.26%

MW 1	165	5.00	99.2	154	93.13%	131	45	70	53.26%
MW 2	198	6.00	148.8	230	116.37%	157	56	87	55.24%
MW 3	165	5.00	141.6	219	132.84%	131	55	85	65.10%
MW 4	232	8.00	179.1	277	119.52%	209	70	108	51.78%

	760	24.00	568.7	881	115.86%	628	226	350	55.73%

Central 1	288	8.00	225.3	349	121.14%	209	118	183	87.29%
Central 2	216	6.00	139.5	216	99.97%	157	64	99	63.13%
Central 3	288	8.00	181.7	281	97.71%	209	66	102	48.82%
Central 4	216	6.00	149.3	231	107.02%	157	89	138	87.78%
Central 5	396	12.00	304.7	472	119.15%	314	133	206	65.59%

	1,404	40.00	1000.5	1,549	110.34%	1047	470	728	69.54%

SC2	170	5.00	140.9	218	128.37%	131	51	79	60.36%
SC3	204	6.00	156.8	243	119.04%	157	57	88	56.22%
SC4	238	7.00	173.0	268	112.53%	183	71	110	60.03%
SC5	238	7.00	212.4	329	138.21%	183	73	113	61.72%
SC6	224	7.00	177.4	275	122.63%	183	64	99	54.11%

	1,074	32.00	860.6	1.333	124.07%	837	316	489	58.44%

LR1	147	7.00	95.3	148	100.39%	183	43	67	36.35%
LR2	147	7.00	94.3	146	99.33%	183	53	82	44.81%
LR3	147	7.00	110.5	171	116.40%	183	48	74	40.58%

	441	21.00	300.1	465	105.37%	549	144	223	40.58%

NA 1	264	8.00	182.4	282	106.96%	209	95	147	70.28%
NA 2	231	7.00	184.2	285	123.49%	183	68	105	57.49%
NA 3	264	8.00	198.2	307	116.27%	209	82	127	60.66%
NA 4	174	6.00	126.1	195	112.19%	157	62	96	61.15%
NA 5	203	7,00	167.0	259	127.41%	183	64	99	54.11%
NA 6	297	9.00	253.4	392	132.11%	235	107	166	70.36%
NA 7	264	8.00	224.3	347	131.57%	209	106	164	78.41%

	1,697	53.00	1335.6	2,068	121.87%	1387	584	904	65.21%

SE1	360	10.00	305.8	474	131.54%	262	166	257	98.24%
SE2	324	9.00	280.2	434	133.90%	235	126	195	82.85%
SE3	432	12.00	330.9	512	118.62%	314	141	218	69.54%
SE7	297	9.00	256.4	397	133.70%	235	97	150	63.78%

	1,413	40.00	1173.4	1,817	128.59%	1047	530	821	78.41%

CORP 1	—	8.00	380.9	590	#DIV/0!	209	188	291	139.07%
CORP 2	—	9.00	369.1	571	#DIV/0!	235	168	260	110.47%
CORP 3	—	10.00	397.0	615	#DIV/0!	262	202	313	119.54%

	—	27.00	1146.9	1,776	#DIV/0!	706	558	864	122.31%

Total All Units	6,907	240	6,503	10,069	145.79%	6,901	3,132	4,850	70.28%

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Confidential Treatment

BUDGET BY BRANDS

	DECEMBER					YTD					Forecast/Run Rate
*CONFIDENTIAL	2003 ACTUALS	2004 ACTUALS	2004 BUDGET	03 Actuals vs 04 Actuals % Growth	Budget vs 04 Actuals % Growth	2003 ACTUALS	2004 ACTUALS	2004 BUDGET	03 Actuals vs 04 Actuals % Growth	Budget vs 04 Actuals % Growth	2003 ACTUALS	2004 ACTUALS	2004 BUDGET	03 Actuals vs 04 Actuals % Growth	Budget vs 04 Actuals % Growth
*CONFIDENTIAL	5,365	4,839	6,189	-9.80%	-21.81%	112,304	99,097	122,977	-11.76%	-19.42%	112,304	99,097	122,977	-11.76%	-19.42%

*CONFIDENTIAL	463	463	331	0.00%	39.76%	18,607	7,059	6,568	-62.06%	7.48%	18,607	7,059	6,568	-62.06%	7.48%

Total Leads	5,828	5,302	6,620	0.03%	18.88%	130,911	106,156	129,545	-18.91%	-18.05%	130,911	106,156	129,545	-18.81%	-18.05%

*CONFIDENTIAL	1,355	1,203	1,819	-11.22%	-33.87%	22,159	17,077	24,114	-22.93%	-29.18%	22,159	17,077	24,114	-22.93%	-29.18%

*CONFIDENTIAL	191	185	47	-3.14%	293.12%	7,703	2,266	819	-70.58%	176.61%	7,703	2,266	819	-70.58%	176.61%

*CONFIDENTIAL	1,546	1,388	1,866	-10.22%	-25.63%	29,862	19,343	24,933	-35.28%	-22.42%	29,862	19,343	24,933	-35.23%	-22.42%

*CONFIDENTIAL	114	113	129	-0.88%	-12.60%	1,588	1,576	1,687	-0.76%	-6.61%	1,588	1,576	1,687	-0.76%	-6.61%

*CONFIDENTIAL	16	19	3	18.75%	473.15%	497	206	54	-58.55%	280.88%	497	206	54	-58.55%	280.88%

*CONFIDENTIAL	130	132	133	1.54%	-0.45%	2,086	1,782	1,742	-14.53%	2.32%	2,085	1,782	1,742	-14.53%	2.32%

Total Closing Units	1,676	1,620	1,999	-9.31%	-23.96%	31,947	21,125	26,674	-33.57%	-20.80%	31,947	21,125	26,674	-33.87%	-20.80%

	—	—	—			—	—	—			—	—	—

	DECEMBER					YTD					Forecast/Run Rate
*CONFIDENTIAL	2003 ACTUALS	2004 ACTUALS	2004 BUDGET	03 Actual vs 04 Actuals % Growth	Budget vs 04 Actuals % Growth	2003 ACTUALS	2004 ACTUALS	2004 BUDGET	03 Actual vs 04 Actuals % Growth	Budget vs 04 Actuals % Growth	2003 ACTUALS	2004 ACTUALS	2004 BUDGET	03 Actual vs 04 Actuals % Growth	Budget vs 04 Actuals % Growth
*CONFIDENTIAL	4,177	3,716	4,515	-11.04%	-17.70%	86,049	77,206	89,750	-10.28%	-13.98%	86,049	77,206	89,750	-10.28%	-13.98%

*CONFIDENTIAL	256	270	239	5.47%	12.97%	9,172	4,197	4,747	-54.24%	-11.59%	19,172	4,197	4,747	-54.24%	-11.59%

Total Leads	4,433	3,985	4,754	-10.08%	-16.16%	95,221	81,403	94,497	-14.51%	-13.86%	95,221	-61,403	94,497	-14.51%	-13.86%

*CONFIDENTIAL	933	892	1,192	-4.39%	-25.16%	14,631	12,198	15,162	-16.63%	-19.55%	14,631	12,198	15,162	-16.63%	-19.55%

*CONFIDENTIAL	95	108	31	13.68%	252.23%	3,126	1,249	496	-60.04%	151.92%	3,126	1,249	496	-60.04%	151.92%

*CONFIDENTIAL	1,028	1,000	1,223	-2.72%	-18.20%	17,757	13,447	15,658	-24.57%	-14.12%	17,757	13,447	15,658	-24.27%	-14.12%

*CONFIDENTIAL	124	77	165	-37.90%	-53.41%	1,953	1,243	2,198	-36.35%	-43.45%	1,953	1,243	2,198	-36.35%	-43.45%

*CONFIDENTIAL	23	8	4	-65.22%	88.78%	877	147	77	-83.24%	89.91%	877	147	77	-83.24%	89.91%

*CONFIDENTIAL	147	85	170	-42.18%	-49.86%	2,630	1,390	2,276	-50.88%	-38.92%	2,830	1,390	2,276	-50.88%	-38.92%

*CONFIDENTIAL	200	255	83	27.50%	206.91%	2,676	2,997	1,451	12.00%	106.58%	2,676	2,997	1,451	12.00%	106.58%

*CONFIDENTIAL	60	113	38	88.33%	201.12%	2,625	1,080	620	-58.86%	74.06%	2,625	1,080	620	-58.86%	74.06%

*CONFIDENTIAL	260	368	121	41.64%	205.10%	6,301	4,077	2,071	23.09%	96.84%	6,301	4,077	2,071	-23.09%	96.84%

Total Closing Units	1,436	1,463	1,613	1.25%	-3.95%	25,888	18,914	20,005	-26.94%	-5.45%	26,888	18,914	20,005	-26.94%	-5.45%

	—	—	—			—	—	—			—	—	—

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Confidential Treatment

BUDGET BY BRANDS

	DECEMBER					YTD					Forecast/Run Rate
*CONFIDENTIAL	2003 ACTUALS	2004 ACTUALS	2004 BUDGET	03 Actual vs 04 Actuals % Growth	Budget vs 04 Actuals % Growth	2003 ACTUALS	2004 ACTUALS	2004 BUDGET	03 Actuals vs 04 Actuals % Growth	Budget vs 04 Actuals % Growth	2003 ACTUALS	2004 ACTUALS	2004 BUDGET	03 Actuals vs 04 Actuals % Growth	Budget vs 04 Actuals % Growth
*CONFIDENTIAL	4,768	4,406	4,906	-7.59%	-10.18%	93.328	85,624	97,484	-8.25%	-12.17%	93,328	85,624	97,484	-8.25%	-12.17%
*CONFIDENTIAL	244	221	262	-9.43%	-15.78%	7,918	3,565	5,203	-54.98%	-31.48%	7,918	3,565	5,203	-54.98%	-31.48%
Total Leads	5,012	4,627	5,168	-7.68%	-10.47%	101,246	89,189	102,687	-11.91%	-13.15%	101,246	89,189	102,687	-11.91%	-13.16%

*CONFIDENTIAL	874	728	1,162	-16.70%	-37.37%	13,106	10,570	14,874	-19.35%	-28.94%	13,106	10,570	14,874	-19.35%	-28.94%
*CONFIDENTIAL	63	71	30	12.70%	135.77%	2,759	1,004	478	-63.61%	109.92%	2,759	1,004	478	-63.61%	109.92%
*CONFIDENTIAL	937	799	1,192	-14.73%	-32.99%	15,865	11,574	15,352	-27.05%	-24.61%	15,865	11,574	16,352	-27.05%	-24.61%

*CONFIDENTIAL	27	24	36	-11.11%	-34.10%	513	329	499	-35.87%	-34.02%	513	329	499	-35.87%	-34.02%
*CONFIDENTIAL	4	—	1			192	35	18	-81.77%	99.77%	192	35	18	-81.77%	99.77%
*CONFIDENTIAL	31	24	37	-22.58%	-35.74%	705	364	516	-48.32%	-29.48%	705	364	516	-48.37%	-29.48%

*CONFIDENTIAL	202	230	172	13.86%	33.53%	2,398	2,552	2,562	6.42%	-0.37%	2,398	2,552	2,562	6.42%	-0.37%
*CONFIDENTIAL	83	124	43	49.40%	187.96%	2,546	1,221	683	-52.04%	78.77%	2,546	1,221	683	-52.04%	78.77%
*CONFIDENTIAL	285	354	215	24.21%	64.42%	4,944	3,773	3,245	-23.69%	16.29%	4,944	3,773	3,245	23.69%	16.29%
Total Closing Units	1,253	1,177	1,445	6.07%	-18.55%	21,644	15,711	19,118	-26.97%	-17.80%	21,514	15,711	19,113	-26.97%	-17.80%

	DECEMBER					YTD						Forecast/Run Rate
	2003 ACTUALS	2004 ACTUALS	2004 BUDGET	03 Actuals vs 04 Actuals % Growth	Budget vs 04 Actuals % Growth	2003 ACTUALS	2004 ACTUALS	2004 BUDGET	03 Actuals vs 04 Actuals % Growth	Budget vs 04 Actuals % Growth	2003 ACTUALS	2004 ACTUALS	2004 BUDGET	03 Actuals vs 04 Actuals % Growth	Budget vs 04 Actuals % Growth
*CONFIDENTIAL	1,824	1,558	1,665	-14.58%	-6.40%	31,788	32,293	33,080	1.59%	-2.38%	31,788	32,293	33,080	1.59%	-2.38%
*CONFIDENTIAL	97	81	89	-16.49%	-8.83%	2,944	1,459	1,762	-50.44%	-17.21%	2,944	1,459	1,762	-50.44%	-17.21%
Total Leads	1,921	1,639	1,763	-14.68%	-6.52%	34,732	33,752	34,842	-2.82%	-3.18%	34,732	33,752	34,842	-2.82%	-3.13%
*CONFIDENTIAL	51	288	407	-17.95%	-29.27%	5,106	4,501	5,255	-11.85%	-14.34%	5,106	4,501	5,255	-11.85%	-14.34%
*CONFIDENTIAL	21	44	11	109.52%	317.77%	931	375	163	-59.72%	129.57%	929	375	163	-59.63%	129.57%
*CONFIDENTIAL	372	332	418	-10.75%	-20.52%	6,037	4,876	6,418	-19.23%	-10.00%	6,035	4,876	5,418	-19.20%	-10.00%
*CONFIDENTIAL	25	28	31	12.00%	-10.20%	430	389	333	-9.53%	16.88%	430	389	333	-9.53%	16.88%
*CONFIDENTIAL	4	4	1	0.00%	400.31%	112	52	12	-53.57%	321.71%	112	52	12	-53.57%	321.71%
*CONFIDENTIAL	29	32	32	10.34%	0.06%	542	441	345	-18.63%	27.77%	542	441	345	-18.63%	27.77%
*CONFIDENTIAL	77	95	44	23.38%	115.02%	859	1,410	608	64.14%	131.80%	859	1,410	608	64.14%	131.80%
*CONFIDENTIAL	25	34	11	36.00%	207.82%	939	610	164	-35.04%	272.81%	939	610	164	-35.04%	272.81%
*CONFIDENTIAL	102	129	55	26.47%	133.58%	1,798	2,020	772	12.35%	161.69%	1,798	2,020	772	12.85%	161.69%
Total Closing Units	503	493	505	-1.99%	-2.38%	3,377	7,337	6,535	-12.41%	12.27%	8,376	7,337	6,535	-12.39%	12.27%
	—	—	—			—	—	—			—	—	—

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Confidential Treatment

	January		February		March		First Quarter		April		May		June		Second Quarter
	2003	2004	2003	2004	2003	2004	2003	2004	2003	2004	2003	2004	2003	2004	2003	2004
*CONFIDENTIAL	34,484	35,293	36,371	38,511	48,686	58,731	119,541	132,535	52,389	62,420	56,455	62,906	63,590	77,911	172,434	203,238
*CONFIDENTIAL	54.21%	54.24%	52.29%	55.64%	53.04%	48.40%	53.15%	52.06%	50.11%	52.56%	50.62%	52.74%	47.98%	49.69%	49.49%	51.51%
*CONFIDENTIAL	18,694	19,143	19,017	21,429	25,821	28,427	63,632	68,999	26,250	32,805	28,580	33,176	30,512	38,716	85,342	104,697
*CONFIDENTIAL	5,608	5,743	5.705	6,429	7,746	8,528	19,060	20,700	7,875	9,842	8,574	9,953	9,154	11,615	25,603	31,409
*CONFIDENTIAL	1,023	860	1.132	932	1,305	1,297	3,460	3,089	1,483	1,489	1,809	1,527	1,943	1,721	5,235	4,737
*CONFIDENTIAL	5.47%	4.49%	5.95%	4.35%	5.05%	4.58%	5.45%	4.48%	5.65%	4.54%	6.33%	4.60%	6.37%	4.45%	8.13%	4.52%
*CONFIDENTIAL	28,576	27,063	27,631	27,681	35,765	40,378	91,972	95,121	38,211	43,985	43,557	45,350	46,982	55,049	128,750	144,384
*CONFIDENTIAL	48.04%	47.44%	48.44%	47.78%	50.49%	48.77%	49.11%	48.10%	50.65%	47.71%	49.35%	49.19%	50.22%	48.80%	50.05%	48.59%
*CONFIDENTIAL	13,727	12,839	13,384	13,225	18,056	19,690	45,167	45,754	19,353	20,987	21,498	22,306	23,594	26,865	64,444	70,158
*CONFIDENTIAL	4,118	3,852	4,015	3,967	5,417	5,907	13,550	13,726	5,806	6,296	6,449	6,692	7,078	8,059	19,333	21,047
*CONFIDENTIAL	2,556	1,918	2,638	2,115	3,316	3,151	8,508	7,184	3,617	3,597	4,146	3,748	4,744	4,545	12,507	11,890
*CONFIDENTIAL	18.62%	14.94%	19.69%	15.99%	18.36%	16.00%	18.84%	15.70%	18.69%	17.14%	19.29%	16.80%	20.11%	16.92%	19.41%	16.95%
*CONFIDENTIAL	63,060	62,356	64,002	66,192	84,451	99,109	211,513	227,656	90,600	106,405	100,012	108,258	110,572	132,960	301,184	347,622
*CONFIDENTIAL	51.41%	51.29%	50.63%	52.35%	51.96%	48.55%	51.39%	50.41%	50.33%	50.55%	50.07%	51.25%	48.93%	49.32%	49.73%	50.30%
*CONFIDENTIAL	32,421	31,982	32,401	34,654	43,877	48,117	108,699	114,753	45,603	53,792	50,078	55,482	54,106	65,581	149,786	174,855
*CONFIDENTIAL	9,726	9,595	9,720	10,396	13,163	14,435	32,610	34,426	13,681	16,138	15,023	16,645	16,232	19,674	44,936	52,457
*CONFIDENTIAL	3,579	2,778	3,768	3,047	4,621	4,448	11,968	10,273	5,100	5,086	5,955	5,275	6,687	6,268	17,742	16,627
*CONFIDENTIAL	11.04%	8.69%	11.63%	8.79%	10.53%	9,24%	11.01%	8.95%	11.18%	9.45%	11.89%	9.51%	12.36%	9.55%	11.84%	9.51%
*CONFIDENTIAL	52,541	50,458	49,225	50,182	61,598	72,604	163,364	173,244	67,202	77,987	74,209	82,465	81,946	93,760	223,356	254,213
*CONFIDENTIAL	48.41%	50.52%	51.83%	54.28%	51.07%	51.15%	50.44%	51.87%	50.95%	53.41%	52.08%	49.10%	48.13%	50.22%	50.29%	50.83%
*CONFIDENTIAL	25,433	25,492	25,513	27,238	31,461	37,135	82,407	89,865	34,241	41,652	38,648	40,488	39,443	47,082	112,332	129,222
*CONFIDENTIAL	7,630	7,848	7,654	8,171	9,438	11,141	24,722	26,960	10,272	12,496	11,594	12,146	11,833	14,125	33,700	38,767
*CONFIDENTIAL	957	755	921	786	1,129	1,139	3,007	2,680	1,264	1,323	1,441	1,300	1,550	1,392	4,255	4,015
*CONFIDENTIAL	3.76%	2.96%	3.61%	2.89%	3.59%	3.07%	3.65%	2.98%	3.69%	3.18%	3.73%	3.21%	3.93%	2.96%	3.79%	3.11%
*CONFIDENTIAL	12,159	10,397	8,878	10,440	12,533	15,124	33,570	35,962	12,634	16,836	13,998	16,950	23,322	21,010	49,954	54,796
*CONFIDENTIAL	42.26%	55.04%	61.30%	61.00%	52.16%	55.05%	50.99%	56.77%	58.19%	56.47%	58.07%	56.53%	37.71%	52.74%	48.60%	55.06%
*CONFIDENTIAL	5,139	5,722	5,442	6,368	6,537	8.326	17,118	20,416	7,352	9,508	8,129	9,581	8,795	11,081	24,278	30,170
*CONFIDENTIAL	1,542	1,717	1,633	1,910	1,961	2,498	5,135	6,125	2,206	2,852	2,439	2,874	2,639	3,324	7,283	9,051
*CONFIDENTIAL	313	306	342	335	425	423	1,080	1,064	455	617	569	635	617	702	1,641	1,954
*CONFIDENTIAL	6.09%	5.35%	6.28%	5.26%	6.50%	5.08%	6.31%	5.21%	6.19%	6.49%	7.00%	6.63%	7.02%	6.34%	6.76%	6.48%
*CONFIDENTIAL	127,760	123,211	122,104	126,814	158,582	186,837	408,446	436,862	170,438	201,228	188,219	207,673	215,839	247,729	574,494	656,630
*CONFIDENTIAL	49.31%	51.29%	51.69%	53.83%	51.63%	50.09%	50.98%	51.51%	51.16%	52.16%	51.46%	50.83%	47.42%	49.95%	49.85%	50.90%
*CONFIDENTIAL	62,993	63,196	63,356	68,260	81,875	93,578	208,224	225,034	87,196	104,952	96,855	105,551	102,344	123,744	286,394	334,247
*CONFIDENTIAL	18,898	18,959	19,007	20,478	24,563	28,074	62,467	67,510	26,159	31,486	29,056	31,665	30,703	37,123	85,918	100,274
*CONFIDENTIAL	5,083	4,050	5,237	4,382	6,397	6,340	16,717	14,772	7,088	7,338	8.284	7,482	9,180	8,730	24,552	23,550
*CONFIDENTIAL	8.07%	6.41%	8.27%	6.42%	7.81%	6.77%	8.03%	6.56%	8.13%	6.99%	8.55%	7.09%	8.97%	7.05%	8.57%	7.05%
*CONFIDENTIAL	89,184	96,148	94,473	99,133	122,817	146,459	316,474	341,741	132,225	157,243	144,662	162,323	168,857	192,680	445,744	512,247
*CONFIDENTIAL	49.67%	62.37%	52.90%	55.52%	51.96%	50.45%	51.52%	52.46%	51.31%	53.40%	52.09%	51.28%	46.64%	50.28%	49.79%	51.56%
*CONFIDENTIAL	49,266	50,357	49,972	55.035	63,819	73,888	163,057	179,280	67,843	83,965	75,357	83,245	78,750	96,879	221,950	264,089
*CONFIDENTIAL	14,780	15,107	14,992	16,511	19,146	22,166	48,917	53,784	20,353	25,190	22,607	24,974	23,625	29,064	66,585	79,227
*CONFIDENTIAL	2,293	1,921	2,395	2,053	2,859	2,859	7,547	6,833	3,202	3,429	3,819	3.462	4.110	3,815	11,131	10,706
*CONFIDENTIAL	4.65%	3.81%	4.79%	3.73%	4.48%	3.87%	4.63%	3.81%	4.72%	4.08%	5.07%	4.16%	5.22%	3.94%	5.02%	4.05%

(1)	*CONFIDENTIAL
(2)	*CONFIDENTIAL
(3)	*CONFIDENTIAL
(4)	*CONFIDENTIAL

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Confidential Treatment

	July		August		September		Third Quarter		October		November		December		Fourth Quarter		Total Year
	2003	2004	2003	2004	2003	2004	2003	2004	2003	2004	2003	2004	2003	2004	2003	2004	2003	2004
*CONFIDENTIAL	62,325	68,011	66,171	73,211	65,403	64,514	193,899	205,736	59,050	58,848	55,405	54,386	58,015	60,297	172,470	173,531	658,344	715,041
*CONFIDENTIAL	51.81%	56.13%	49.82%	48.86%	51.71%	47.91%	51.10%	50.97%	51.14%	55.15%	42.98%	51.05%	46.55%	47.56%	46.98%	51.23%	49.97%	51.39%
*CONFIDENTIAL	32,293	38,177	32,963	35,770	33,819	30,911	99,075	104,858	30,200	32,455	23,814	27,763	27,005	28,675	81,019	88,893	328,968	367,447
*CONFIDENTIAL	9,688	11,453	9,889	10,731	10,146	9,273	29,723	31,457	9,060	9,737	7,144	8,329	8,102	8,603	24,306	26,668	96,690	110,234
*CONFIDENTIAL	1,990	1,630	1,972	1,580	1,681	1,336	5,643	4,546	1,503	1,210	1,162	1,197	1,208	1,190	3,873	3,597	18,211	15,969
*CONFIDENTIAL	6.16%	4.27%	5.98%	4.42%	4.97%	4.32%	5.70%	4.34%	4.98%	3.73%	4.88%	4,31%	4.47%	4.15%	4.78%	4.05%	5.54%	4.35%
*CONFIDENTIAL	49,075	50,014	48,712	47,785	44,472	40,006	142,259	137,805	41,709	37,412	33,065	35,744	38,872	38,192	113,646	111,349	476,627	488,658
*CONFIDENTIAL	50.82%	49.79%	49.80%	50.13%	49.34%	49.17%	50.01%	49.73%	49.48%	49.02%	49.47%	49.70%	49.58%	49.25%	49.50%	49.32%	49.73%	48.98%
*CONFIDENTIAL	24,938	24,902	24,260	23,957	21,943	19,669	71,141	68,527	20,636	18,339	16,358	17,765	19,266	18,809	56,260	54,913	237,013	239,353
*CONFIDENTIAL	7,482	7,470	7,278	7,187	6,583	5,901	21,342	20,558	6,191	5,502	4,907	5,330	5,780	5,643	16,878	16,474	71,104	71,806
*CONFIDENTIAL	4,782	3,868	4,768	3,600	3,864	2,996	13,414	10,464	3,301	2,891	2,686	2,971	2,833	2,846	8,820	8,708	43,249	38,246
*CONFIDENTIAL	19.18%	15.53%	19.65%	15.03%	17.61%	15.23%	18.86%	15.27%	16.00%	15.76%	16.42%	16.72%	14.70%	15.13%	15.68%	15.86%	18.25%	15.98%
*CONFIDENTIAL	111,400	118,025	114,883	120,996	109,874	104,520	336,157	343,540	100,759	96,260	88,470	90,130	96,887	98,489	286,116	284,880	1,134,970	1,203,699
*CONFIDENTIAL	51.37%	53.45%	49.81%	49.36%	50.75%	48.39%	50.64%	50.47%	50.45%	52.77%	45.41%	50.51%	47.76%	48.21%	47.98%	50.48%	49.87%	50.41%
*CONFIDENTIAL	57,231	63,079	57,223	59,727	55,762	50,560	170,216	173,385	50,836	50,794	40,172	45,528	46,271	47,484	137,279	143,806	565,981	606,800
*CONFIDENTIAL	17,169	18,924	17,167	17,918	16,729	15,174	51,065	52,016	15,251	15,238	12,052	13,658	13,881	14,245	41,184	43,142	169,794	182,040
*CONFIDENTIAL	6,772	5,498	6,740	5,180	5,545	4,332	19,057	15,010	4,804	4,101	3,848	4,168	4,041	4,036	12,693	12,305	61,460	54,215
*CONFIDENTIAL	11.83%	8.72%	11.78%	8.67%	9.94%	8.56%	11.20%	8.66%	9.45%	8.07%	9.58%	9.15%	8.73%	8.50%	9.25%	8.56%	10.86%	8.93%
*CONFIDENTIAL	78,376	86,620	76,797	87,881	79,102	78,770	234,275	253,271	81,638	73,176	69,531	68,725	74,950	75,766	226,120	217,667	847,114	898,394
*CONFIDENTIAL	49.32%	52.26%	58.67%	50.33%	50.92%	48.40%	52.93%	50.39%	49.24%	54.79%	46.24%	48,76%	47.99%	49.58%	47.90%	51.07%	50.41%	50.97%
*CONFIDENTIAL	36,652	45,265	45,057	44,229	40,282	38,126	123,991	127,620	40,198	40,090	32,152	33,512	35,989	37,564	108,319	111,166	427,049	457,873
*CONFIDENTIAL	11,596	13,580	13,517	13,269	12,085	11,438	37,197	38,286	12,059	12,027	9,646	10,054	10,791	11,269	32,496	33,350	128,115	137,362
*CONFIDENTIAL	1,623	1,319	1,665	1,209	1,464	1,039	4,752	3,567	1,343	1,019	973	1,000	1,086	960	3,402	2,979	15,416	13,241
*CONFIDENTIAL	4.20%	2.91%	3.70%	2.73%	3.63%	2.73%	3.83%	2.80%	3.34%	2.54%	3.03%	2.98%	3.02%	2.56%	3.14%	2.68%	3.61%	2.89%
*CONFIDENTIAL	16,799	18,515	16,013	21,380	17,323	17,846	50,135	57,740	16,609	16,766	14,531	16,224	16,178	18,686	47,318	51,676	180,977	200,173
*CONFIDENTIAL	45.91%	60.14%	68.68%	52.53%	50.81%	52.02%	54.88%	54.81%	49.80%	58.91%	53.33%	51.68%	47.10%	51.11%	49.96%	53.82%	51.14%	54.98%
*CONFIDENTIAL	7,712	11,134	10,998	11,230	8,802	9,284	27,512	31,648	8,271	9,877	7,749	8,384	7,619	9,551	23,639	27,812	92,545	110,046
*CONFIDENTIAL	2,314	3,340	3,299	3,369	2,641	2,785	8,254	9,494	2,481	2,963	2,325	2,515	2,286	2,865	7,092	8,344	27,764	33,014
*CONFIDENTIAL	712	644	690	588	584	548	1,986	1,780	533	488	402	423	435	410	1,370	1,321	6,077	6,119
*CONFIDENTIAL	9.23%	5.78%	6.27%	5.24%	6.63%	5.90%	7.22%	5.62%	6.44%	4.94%	5.19%	5.05%	5.71%	4.29%	5.80%	4.75%	6.57%	5.56%
*CONFIDENTIAL	206,575	223,160	207,692	230,257	206,299	201,135	620,567	654,552	199,006	186,202	172,533	175,080	188,015	192,941	559,554	554,223	2,163,061	2,302,267
*CONFIDENTIAL	50.15%	53.54%	54.54%	50.02%	50.82%	48.72%	51.84%	50.82%	49.90%	54.11%	46.41%	49.93%	47.79%	49.03%	48.12%	51.02%	50.19%	51.02%
*CONFIDENTIAL	103,595	119,478	113,278	115,186	104,846	97,990	321,719	332,653	99,305	100,761	80,073	87,424	89,859	94,599	269,237	282,784	1,085,575	1,174,719
*CONFIDENTIAL	31,079	35,843	33,983	34,556	31,454	29,397	96,516	99,796	29,791	30,228	24,022	28,227	26,958	28,380	80,771	84,835	325,673	352,416
*CONFIDENTIAL	9,474	7,792	9,457	7,336	7,905	6,246	26,836	21,374	7,002	5,844	5,470	5,811	5,806	5,607	18,278	17,262	86,383	76,958
*CONFIDENTIAL	9.15%	6.52%	8.35%	6.37%	7.54%	6.37%	8.34%	6.43%	7.05%	5.80%	6.83%	6.65%	6.46%	5.93%	6.79%	6.10%	7.96%	6.55%
*CONFIDENTIAL	157,500	173,146	158,980	182,472	161,828	161,130	478,308	516,747	157,298	148,790	139,468	139,336	149,143	154,748	445,908	442,874	1,686,434	1,813,608
*CONFIDENTIAL	49.94%	54.62%	55.99%	50.00%	51.23%	48.61%	52.39%	51.11%	50.01%	55.39%	45.68%	49.99%	47.33%	48.98%	47.76%	51.45%	50.32%	51.57%
*CONFIDENTIAL	78,657	94,576	89,018	91,229	82,903	78,321	250,578	264,126	78,669	82,422	63,715	69,659	70,593	75,790	212,977	227,871	848,562	935,366
*CONFIDENTIAL	23,597	28,373	26,705	27,369	24,871	23,496	75,173	79,238	23,601	24,727	19,115	20,898	21,178	22,737	63,893	68,361	254,569	280,610
*CONFIDENTIAL	4,325	3,593	4,327	3,377	3,729	2,923	12,381	9,893	3,379	2,717	2,537	2,620	2,729	2,560	8,645	7,897	39,704	35,329
*CONFIDENTIAL	5.50%	3.80%	4.86%	3.70%	4.50%	3.73%	4.94%	3.75%	4.30%	3.30%	3.98%	3.76%	3.87%	3.38%	4.06%	3.47%	4.68%	3.78%

(1)	*CONFIDENTIAL
(2)	*CONFIDENTIAL
(3)	*CONFIDENTIAL
(4)	*CONFIDENTIAL

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Confidential Treatment

1355 RE BUSINESS UNIT

December Region	Answer Rate		Service Level		OBG Calls	Staffed	Avg. OBG Calls (Column D / Column E)	New Lead ACD Calls	September Region	Answer Rate		Service Level		OBG Calls	Staffed	Avg. OBG Calls (Column D / Column E)	New ACD Calls
Central	*CONFIDENTIAL	%	*CONFIDENTIAL	%	20,199	40	505	2,115	Central	*CONFIDENTIAL	%	*CONFIDENTIAL	%	30,501	49	622	3,598
Mid-Atlantic	*CONFIDENTIAL	%	*CONFIDENTIAL	%	N/A	N/A	N/A	N/A	Mid-Atlantic	*CONFIDENTIAL	%	*CONFIDENTIAL	%	17,848	31	576	2,510
Midwest	*CONFIDENTIAL	%	*CONFIDENTIAL	%	9,948	24	415	1,486	Midwest	*CONFIDENTIAL	%	*CONFIDENTIAL	%	17,970	34	529	2,633
North Atlantic	*CONFIDENTIAL	%	*CONFIDENTIAL	%	25,118	47	534	3,647	Northeast	*CONFIDENTIAL	%	*CONFIDENTIAL	%	22,803	49	465	3,479
Southcentral	*CONFIDENTIAL	%	*CONFIDENTIAL	%	13,208	33	400	2,264	Southcentral	*CONFIDENTIAL	%	*CONFIDENTIAL	%	22,458	42	535	3,611
Southeast	*CONFIDENTIAL	%	*CONFIDENTIAL	%	21,312	40	533	2,937	Southeast	*CONFIDENTIAL	%	*CONFIDENTIAL	%	31,175	51	611	3,802
West	*CONFIDENTIAL	%	*CONFIDENTIAL	%	11,486	27	425	1,581	West	*CONFIDENTIAL	%	*CONFIDENTIAL	%	16,024	31	517	2,260
Loan Rangers	*CONFIDENTIAL	%	*CONFIDENTIAL	%	7,610	21	362	1,451	Loan Rangers	*CONFIDENTIAL	%	*CONFIDENTIAL	%	13,263	31	428	1,960

Subtotal R.E.	*CONFIDENTIAL	%	*CONFIDENTIAL	%	108,881	260	419	15,481	Subtotal R.E.	*CONFIDENTIAL	%	*CONFIDENTIAL	%	172,042	316	544	23,853

Corp. Client(All)	*CONFIDENTIAL	%	*CONFIDENTIAL	%	13,664	29	471	1,971	Corp. Client(All)	*CONFIDENTIAL	%	*CONFIDENTIAL	%	19,167	32	599	2,491

Grand Total	*CONFIDENTIAL	%	*CONFIDENTIAL	%	122,545	289	424	17,452	Grand Total	*CONFIDENTIAL	%	*CONFIDENTIAL	%	191,209	348	549	26,344

November Region	Answer Rate		Service Level		OBG Calls	Staffed	Avg. OBG Calls (Column D / Column E)	New Lead ACD Calls	August Region	Answer Rate		Service Level		OBG Calls	Staffed	Avg. OBG Calls (Column D / Column E)	New ACD Calls
Mid-Atlantic	*CONFIDENTIAL		*CONFIDENTIAL						Mid-Atlantic	*CONFIDENTIAL	%	*CONFIDENTIAL	%	22,002	20	1,100	3,143
Midwest	*CONFIDENTIAL	%	*CONFIDENTIAL	%	13,070	26	503	2,138	Midwest	*CONFIDENTIAL	%	*CONFIDENTIAL	%	21,059	21	1,003	3,044
Northeast /Mid-Atlantic	*CONFIDENTIAL	%	*CONFIDENTIAL	%	16,180	52	311	4,370	Northeast	*CONFIDENTIAL	%	*CONFIDENTIAL	%	26,365	31	850	3,919
Southcentral	*CONFIDENTIAL	%	*CONFIDENTIAL	%	28,404	34	835	2,803	Southcentral	*CONFIDENTIAL	%	*CONFIDENTIAL	%	27,585	26	1,061	4,531
Southeast	*CONFIDENTIAL	%	*CONFIDENTIAL	%	24,258	42	578	3,592	Southeast	*CONFIDENTIAL	%	*CONFIDENTIAL	%	36,000	32	1,125	4,807
West	*CONFIDENTIAL	%	*CONFIDENTIAL	%	14,134	30	471	2,010	West	*CONFIDENTIAL	%	*CONFIDENTIAL	%	20,244	19	1,065	2,447
Loan Rangers	*CONFIDENTIAL	%	*CONFIDENTIAL	%	8,992	21	428	1,436	Loan Rangers	*CONFIDENTIAL	%	*CONFIDENTIAL	%	14,808	26	570	2,025

Subtotal R.E.	*CONFIDENTIAL	%	*CONFIDENTIAL	%	131,507	246	535	19,448	Subtotal R.E.	*CONFIDENTIAL	%	*CONFIDENTIAL	%	204,096	206	991	28,473

Corp. Client(All)	*CONFIDENTIAL	%	*CONFIDENTIAL	%	15,449	30	515	2,341	Corp. Client(All)	*CONFIDENTIAL	%	*CONFIDENTIAL	%	20,155	26	775	2,630

Grand Total	*CONFIDENTIAL	%	*CONFIDENTIAL	%	146,956	276	532	21,789	Grand Total	*CONFIDENTIAL	%	*CONFIDENTIAL	%	224,251	232	967	31,103

October Region	Answer Rate		Service Level		OBG Calls	Staffed	Avg. OBG Calls (Column D / Column E)	New Lead ACD Calls	July Region	Answer Rate		Service Level		OBG Calls	Staffed	Avg. OBG Calls (Column D / Column E)	New ACD Calls
Central	*CONFIDENTIAL	%	*CONFIDENTIAL	%	28,097	43	653	3,560	Central	*CONFIDENTIAL	%	*CONFIDENTIAL	%	32,414	33	987	4,602
Mid-Atlantic	*CONFIDENTIAL	%	*CONFIDENTIAL	%	14,648	25	586	2,221	Mid-Atlantic	*CONFIDENTIAL	%	*CONFIDENTIAL	%	20,903	20	1,028	3,353
Midwest	*CONFIDENTIAL	%	*CONFIDENTIAL	%	15,861	31	512	2,728	Midwest	*CONFIDENTIAL	%	*CONFIDENTIAL	%	23,538	25	955	3,567
Northeast	*CONFIDENTIAL	%	*CONFIDENTIAL	%	19,082	40	477	3,268	Northeast	*CONFIDENTIAL	%	*CONFIDENTIAL	%	25,955	33	798	4,106
Southcentral	*CONFIDENTIAL	%	*CONFIDENTIAL	%	19,526	39	501	3,328	Southcentral	*CONFIDENTIAL	%	*CONFIDENTIAL	%	25,059	28	900	4,439
Southeast	*CONFIDENTIAL	%	*CONFIDENTIAL	%	30,400	44	691	4,116	Southeast	*CONFIDENTIAL	%	*CONFIDENTIAL	%	36,148	36	996	5,100
West	*CONFIDENTIAL	%	*CONFIDENTIAL	%	14,602	27	541	2,331	West	*CONFIDENTIAL	%	*CONFIDENTIAL	%	18,542	21	878	2,701
Loan Rangers	*CONFIDENTIAL	%	*CONFIDENTIAL	%	10,477	24	437	1,474	Loan Rangers	*CONFIDENTIAL	%	*CONFIDENTIAL	%	17,454	28	620	2,627

Subtotal R.E.	*CONFIDENTIAL	%	*CONFIDENTIAL	%	152,693	273	559	23,026	Subtotal R.E.	*CONFIDENTIAL	%	*CONFIDENTIAL	%	200,013	224	894	30,495

Corp. Client(All)	*CONFIDENTIAL	%	*CONFIDENTIAL	%	17,939	33	544	2,234	Corp. Client(All)	*CONFIDENTIAL	%	*CONFIDENTIAL	%	15,764	25	632	2,884

Grand Total	*CONFIDENTIAL	%	*CONFIDENTIAL	%	170,632	306	558	25,260	Grand Total	*CONFIDENTIAL	%	*CONFIDENTIAL	%	215,777	249	868	33,379

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Confidential Treatment

1355 RE BUSINESS UNIT

June Region	Answer Rate		Service Level		OBG Calls	Staffed	Avg. OBG Calls (Column D / Column E)	New ACD Calls	March Region	Answer Rate		Service Level		OBG Calls	Staffed	Avg. OBG Calls (Column D / Column E)	New ACD Calls
Central	*CONFIDENTIAL	%	*CONFIDENTIAL	%	33,635	32	1,045	5,613	Central	*CONFIDENTIAL	%	*CONFIDENTIAL	%	42,605	36	1,200	6,787
Mid-Atlantic	*CONFIDENTIAL	%	*CONFIDENTIAL	%	25,059	22	1,145	3,436	Mid-Atlantic	*CONFIDENTIAL	%	*CONFIDENTIAL	%	25,479	21	1,188	4,519
Midwest	*CONFIDENTIAL	%	*CONFIDENTIAL	%	22,205	24	924	3,829	Midwest	*CONFIDENTIAL	%	*CONFIDENTIAL	%	28,989	20	1,451	5,237
Northeast	*CONFIDENTIAL	%	*CONFIDENTIAL	%	26,466	37	718	5,700	Northeast	*CONFIDENTIAL	%	*CONFIDENTIAL	%	41,284	26	1,614	6,310
Southcentral	*CONFIDENTIAL	%	*CONFIDENTIAL	%	28,952	28	1,048	4,694	Southcentral	*CONFIDENTIAL	%	*CONFIDENTIAL	%	37,189	26	1,426	5,914
Southeast	*CONFIDENTIAL	%	*CONFIDENTIAL	%	20,260	34	594	5,350	Southeast	*CONFIDENTIAL	%	*CONFIDENTIAL	%	28,026	38	740	8,589
West	*CONFIDENTIAL	%	*CONFIDENTIAL	%	20,443	22	913	3,369	West	*CONFIDENTIAL	%	*CONFIDENTIAL	%	24,646	23	1,055	4,666
Loan Rangers	*CONFIDENTIAL	%	*CONFIDENTIAL	%	13,900	25	556	3,059	Subtotal R.E.	*CONFIDENTIAL	%	*CONFIDENTIAL	%	228,218	190	1,202	42,022

Subtotal R.E.	*CONFIDENTIAL	%	*CONFIDENTIAL	%	190,920	224	852	35,050	Corp. Client(All)	*CONFIDENTIAL	%	*CONFIDENTIAL	%	21,857	26	841	3,104

Corp. Client(All)	*CONFIDENTIAL	%	*CONFIDENTIAL	%	21,826	25	887	3,331	Grand Total	*CONFIDENTIAL	%	*CONFIDENTIAL	%	250,075	216	1,159	45,126

Grand Total	*CONFIDENTIAL	%	*CONFIDENTIAL	%	212,746	249	855	38,381

May Region	Answer Rate		Service Level		OBG Calls	Staffed	Avg. OBG Calls (Column D / Column E)	New ACD Calls	February Region	Answer Rate		Service Level		OBG Calls	Staffed	Avg. OBG Calls (Column D / Column E)	New ACD Calls
Central	*CONFIDENTIAL	%	*CONFIDENTIAL	%	34,236	31	1,102	5,743	Central	*CONFIDENTIAL	%	*CONFIDENTIAL	%	39,089	21	1,833	5,213
Mid-Atlantic	*CONFIDENTIAL	%	*CONFIDENTIAL	%	20,576	20	1,009	3,833	Mid-Atlantic	*CONFIDENTIAL	%	*CONFIDENTIAL	%	24,273	15	1,641	3,462
Midwest	*CONFIDENTIAL	%	*CONFIDENTIAL	%	24,493	24	1,021	4,086	Midwest	*CONFIDENTIAL	%	*CONFIDENTIAL	%	26,322	15	1,787	3,998
Northeast	*CONFIDENTIAL	%	*CONFIDENTIAL	%	31,700	33	956	5,801	Northeast	*CONFIDENTIAL	%	*CONFIDENTIAL	%	35,114	20	1,782	4,683
Southcentral	*CONFIDENTIAL	%	*CONFIDENTIAL	%	26,000	26	1,005	5,198	Southcentral	*CONFIDENTIAL	%	*CONFIDENTIAL	%	80,187	17	4,628	4,736
Southeast	*CONFIDENTIAL	%	*CONFIDENTIAL	%	23,405	31	744	6,302	Southeast	*CONFIDENTIAL	%	*CONFIDENTIAL	%	25,089	26	966	6,770
West	*CONFIDENTIAL	%	*CONFIDENTIAL	%	19,441	20	951	3,703	West	*CONFIDENTIAL	%	*CONFIDENTIAL	%	25,122	15	1,715	4,182

Subtotal R.E.	*CONFIDENTIAL	%	*CONFIDENTIAL	%	179,851	186	965	34,666	Subtotal R.E.	*CONFIDENTIAL	%	*CONFIDENTIAL	%	224,303	129	1,746	33,044

Corp. Client(All)	*CONFIDENTIAL	%	*CONFIDENTIAL	%	17,064	24	703	3,067	Corp. Client(All)	*CONFIDENTIAL	%	*CONFIDENTIAL	%	20,656	10	2,073	2,435

Grand Total	*CONFIDENTIAL	%	*CONFIDENTIAL	%	196,915	211	935	37,733	Grand Total	*CONFIDENTIAL	%	*CONFIDENTIAL	%	244,959	138	1,769	35,479

April Region	Answer Rate		Service Level		OBG Calls	Staffed	Avg. OBG Calls (Column D / Column E)	New ACD Calls	January Region	Answer Rate		Service Level		OBG Calls	Staffed (>20 ACDs headcount)	Avg. OBG Calls (Column D / Column E)	New ACD Calls
Central	*CONFIDENTIAL	%	*CONFIDENTIAL	%	33,939	37	926	6,311	Central	*CONFIDENTIAL	%	*CONFIDENTIAL	%	38,171	52	734	5,797
Mid-Atlantic	*CONFIDENTIAL	%	*CONFIDENTIAL	%	21,657	24	921	3,949	Mid-Atlantic	*CONFIDENTIAL	%	*CONFIDENTIAL	%	23,707	82	289	3,891
Midwest	*CONFIDENTIAL	%	*CONFIDENTIAL	%	26,221	28	934	4,621	Midwest	*CONFIDENTIAL	%	*CONFIDENTIAL	%	22,879	33	693	3,355
Northeast	*CONFIDENTIAL	%	*CONFIDENTIAL	%	35,879	39	912	6,206	Northeast	*CONFIDENTIAL	%	*CONFIDENTIAL	%	33,829	129	262	4,502
Southcentral	*CONFIDENTIAL	%	*CONFIDENTIAL	%	28,650	29	981	5,239	Southcentral	*CONFIDENTIAL	%	*CONFIDENTIAL	%	28,965	40	724	4,996
Southeast	*CONFIDENTIAL	%	*CONFIDENTIAL	%	24,950	41	604	6,970	Southeast	*CONFIDENTIAL	%	*CONFIDENTIAL	%	23,451	65	361	6.775
West	*CONFIDENTIAL	%	*CONFIDENTIAL	%	21,347	22	952	4,157	West	*CONFIDENTIAL	%	*CONFIDENTIAL	%	24,204	31	781	3,962

Subtotal R.E.	*CONFIDENTIAL	%	*CONFIDENTIAL	%	192,643	220	874	37,453	Subtotal R.E.	*CONFIDENTIAL	%	*CONFIDENTIAL	%	214,464	333	644	33,278

Corp. Client(All)	*CONFIDENTIAL	%	*CONFIDENTIAL	%	18,744	22	852	3,283	Corp. Client(All)	*CONFIDENTIAL	%	*CONFIDENTIAL	%	21,987	26	846	2,494

Grand Total	*CONFIDENTIAL	%	*CONFIDENTIAL	%	211,387	242	872	40,736	Grand Total	*CONFIDENTIAL	%	*CONFIDENTIAL	%	236,451	359	659	35,772

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Confidential Treatment

*CONFIDENTIAL	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
*CONFIDENTIAL	635	732	942	919	916	947	776	743	650	666	606	512	9,044
*CONFIDENTIAL	923	1,091	1,472	1,380	1,484	1,295	1,385	1,318	1,124	1,091	963	758	14,284
*CONFIDENTIAL	643	720	990	1,001	1,043	1,031	851	786	763	755	665	566	9,812
*CONFIDENTIAL	2	3	6	11	4	2	8	3	4	3	4	1	51
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	0	0	—
*CONFIDENTIAL	496	533	770	823	802	774	754	732	642	643	546	447	7,962
*CONFIDENTIAL	452	500	566	505	453	497	457	399	279	334	372	372	5,187
*CONFIDENTIAL	674	740	870	840	739	884	703	652	525	530	523	460	8,139
*CONFIDENTIAL	698	689	880	759	719	688	634	602	305	462	491	444	7,371
*CONFIDENTIAL	98	94	124	105	102	128	136	102	104	65	71	64	1,193
*CONFIDENTIAL	632	712	907	884	860	870	834	724	491	622	608	530	8,674
*CONFIDENTIAL	371	374	443	375	345	388	350	312	231	236	321	243	3,990
*CONFIDENTIAL	405	472	555	536	479	493	516	291	264	283	326	304	4,923
*CONFIDENTIAL	515	548	688	652	629	697	598	528	349	419	455	380	6,457
*CONFIDENTIAL	1	—	—	—	0	—	0	—	—	—	0	0	2
*CONFIDENTIAL	209	310	441	436	423	399	442	437	374	341	309	182	4,302
*CONFIDENTIAL	1,314	1,636	2,340	2,193	2,202	2,229	1,793	1,758	1,562	1,604	1,397	1,155	21,183
*CONFIDENTIAL	57	70	106	124	130	110	102	88	86	91	80	64	1,106
*CONFIDENTIAL	507	538	767	773	760	762	651	687	546	574	524	435	7,524
*CONFIDENTIAL	972	1,099	1,351	1,479	1,413	1,362	1,220	1,151	991	958	1,000	764	13,760
*CONFIDENTIAL	196	224	338	346	344	348	303	264	229	269	228	164	3,253
*CONFIDENTIAL	93	91	113	130	150	135	136	141	128	95	105	81	1,398
*CONFIDENTIAL	1,505	1,971	2,638	2,640	2,460	2,401	2,302	2,086	1,811	1,691	1,503	1,167	24,175
*CONFIDENTIAL	283	365	399	416	436	445	433	420	326	359	323	222	4,427
*CONFIDENTIAL	635	734	1,021	1,001	961	985	914	862	725	735	682	523	9,778
*CONFIDENTIAL	941	1,137	1,898	1,961	1,719	1,623	1,470	1,521	1,156	1,345	1,024	940	16,735
*CONFIDENTIAL	365	401	586	584	569	547	697	592	464	497	453	307	6,062
*CONFIDENTIAL	619	609	831	853	824	807	845	770	624	652	602	488	8,524
*CONFIDENTIAL	323	389	499	486	456	437	422	382	375	353	380	308	4,810
*CONFIDENTIAL	353	408	556	575	555	524	495	467	424	368	303	230	5,258
*CONFIDENTIAL	1,023	1,176	1,627	1,661	1,548	1,451	1,318	1,276	1,068	1,019	945	756	14,868
*CONFIDENTIAL	323	425	512	521	515	453	451	463	423	419	362	266	5,132
*CONFIDENTIAL	624	819	1,102	975	1,053	969	885	895	774	793	710	531	10,131
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	0	0	—
*CONFIDENTIAL	445	595	673	688	583	664	629	618	544	498	464	337	6,737
*CONFIDENTIAL	1,260	1,344	1,768	1,502	1,551	1,590	1,375	1,393	1,132	1,174	1,122	872	16,082
*CONFIDENTIAL	246	290	369	360	280	256	247	228	170	216	250	167	3,077
*CONFIDENTIAL	324	348	475	384	392	383	314	314	256	231	261	192	3,872
*CONFIDENTIAL	0	—	—	—	—	—	—	—	—	—	0	0	—
*CONFIDENTIAL	186	225	265	254	265	323	253	222	211	203	188	257	2,852
*CONFIDENTIAL			233	207	186	208	172	197	209	156	367	399	2,334

*CONFIDENTIAL	19,346	22,411	30,120	29,338	28,352	28,105	25,870	24,424	20,339	20,749	19,531	15,885	284,470

*CONFIDENTIAL	20,080	21,088	25,542	27,107	27,242	27,812	27,318	24,011	22,536	22,665	17,753	15,804	278,958

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Confidential Treatment

SMALL CORPS

December 2004

Marshall Gayden / John Hogan Monthly Highlights:

1)	Sub financial results were impacted by two new accounting policies implemented in December. These policies were implemented to ensure compliance with Sarbanes-Oxley and GAAP. The first policy establishes a reserve account for early payoffs on loans the Subs sell in the secondary market. If the loans pay off early (generally 90-120 days, depending on the Investor), it is required that any premium the investor paid for the loan, be refunded. As a group, $*CONFIDENTIAL was reserved in December to account for this. The second policy relates to FAS 91, which requires the deferral of certain revenues and expenses until loans are sold in the secondary market. The net effect of this deferral, which was posted in December, was to reduce income by $*CONFIDENTIAL million. In both cases, these figures are high due to the implementation of new policies. On a go forward basis, the impact on the income statement will be minimal as these figures will fluctuate with volume and warehouse balances.

2)	December EBITDA before Executive Expenses was $*CONFIDENTIAL million (*CONFIDENTIAL bps). YTD is $*CONFIDENTIAL million (*CONFIDENTIAL bps). December Income before the accounting policy changes would have been $*CONFIDENTIAL million for *CONFIDENTIAL bps, which is one of the stronger months of the year. Figures do not include *CONFIDENTIAL as they are included in Cendant Mortgage results.

3)	December volume was $790 million, just short of November’s $811 million. December ‘04 volume was *CONFIDENTIAL% higher than December ‘93. Full year volume is $9.9 billion, *CONFIDENTIAL% ahead of budget. Figures include *CONFIDENTIAL. Without *CONFIDENTIAL, the figures are $*CONFIDENTIAL billion and $*CONFIDENTIAL billion, respectively.

4)	Purchase volume in December was $549 million, down *CONFIDENTIAL% from November. *CONFIDENTIAL were up *CONFIDENTIAL% from November for the offices covered by the Subs. Purchases represented *CONFIDENTIAL% of total Sub closings.

5)	Sub purchase volume in December 2004 was up *CONFIDENTIAL% over December 2003. YTD, Sub purchase volumes are up 11% over the prior year. In both cases, the figures exclude *CONFIDENTIAL. *CONFIDENTIAL covered by the subs are up *CONFIDENTIAL% year over year.

6)	Sub volumes delivered to Cendant Mortgage in December via *CONFIDENTIAL were $*CONFIDENTIAL million. This was the fourth consecutive strong increase and is nearly double the August deliveries of $*CONFIDENTIAL million. The percentage of Sub volume locked with Cendant was *CONFIDENTIAL%, the second consecutive month over *CONFIDENTIAL%.

7)	Capture rate within the *CONFIDENTIAL offices supported by the subs was *CONFIDENTIAL%. The YTD figure is *CONFIDENTIAL%.

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Confidential Treatment

SMALL CORPS TOTAL

Marshall Gayden

	Actuals			12&0 Forecast		December		Month Volume Actuals		Month Productivity Variance
	October	November	December	January ’05	February ’05	Forecast	Budget	Forecast	Budget	Forecast	Budget
DRIVERS
*CONFIDENTIAL	589	544	475	426	498	491	522	475	475	—	—
*CONFIDENTIAL	496	479	459	389	421	415	454	459	459	—	—
*CONFIDENTIAL	74	90	82	80	101	73	175	82	82	—	—
*CONFIDENTIAL	63	58	70	42	52	59	159	70	70	—	—
*CONFIDENTIAL	135	104	85	130	153	104	—	83	83	—	—
*CONFIDENTIAL	67	69	86	78	72	90	—	88	88	—	—
*CONFIDENTIAL	655	572	515	453	687	496	363	515	515	—	—
*CONFIDENTIAL	488	527	453	352	296	430	457	453	453	—	—
*CONFIDENTIAL	78	97	50	46	53	86	290	50	50	—	—
*CONFIDENTIAL	116	110	107	46	52	85	87	107	107	—	—
*CONFIDENTIAL	356	314	161	179	229	307	323	161	161	—	—
*CONFIDENTIAL	283	271	268	180	206	240	294	268	268	—	—
*CONFIDENTIAL	209	227	183	196	193	231	324	183	183	—	—
*CONFIDENTIAL	229	192	144	146	135	173	227	144	144	—	—
*CONFIDENTIAL	582	558	488	391	452	425	340	488	488	—	—
*CONFIDENTIAL	505	558	512	374	276	574	533	512	512	—	—
*CONFIDENTIAL	522	515	374	416	671	465	739	374	374	—	—
*CONFIDENTIAL	465	456	457	375	317	369	539	452	452	—	—

SMALL CORPS TOTAL Marshall Gayden

	Actuals			12&0 Forecast		December		Month Volume Actuals		Month Productivity Variance
	October	November	December	January ’05	February ’05	Forecast	Budget	Forecast	Budget	Forecast	Budget
SUMMARY HEADCOUNT
*CONFIDENTIAL	49	48	46	50	50	48	48	48	48	(2)	(2)
*CONFIDENTIAL	24	26	26	33	33	26	29	26	29	—	(3)
*CONFIDENTIAL	172	172	171	168	168	172	185	172	185	(1)	(14)
*CONFIDENTIAL	177	175	174	172	172	188	188	188	188	(14)	(14)
*CONFIDENTIAL	63	60	62	57	57	60	—	60	—	2	62
*CONFIDENTIAL	159	159	168	139	140	159	146	159	146	(1)	12
*CONFIDENTIAL	44	43	44	43	43	43	50	43	50	1	(6)
*CONFIDENTIAL	93	93	89	93	93	93	100	93	100	(4)	(11)
*CONFIDENTIAL	92	91	91	99	99	93	96	93	96	(2)	(5)
SUB-CORPORATIONS TOTAL	873	867	861	854	855	882	842	882	842	(21)	19

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Confidential Treatment

SMALL CORPS TOTAL

Marshall Gayden

	Actuals			12&0 Forecast		December		Month Volume Actuals		Month Productivity Variance
	October	November	December	January ‘05	February ‘05	Forecast	Budget	Forecast	Budget	Forecast	Budget	Explanations of Budget Productivity Variances
Indirect Costs
*CONFIDENTIAL	1,908,606	1,918,018	1,938,061	1,884,691	1,792,238	1,979,815	1,799,170	1,979,815	1,799,170	(41,754)	138,891	*CONFIDENTIAL
*CONFIDENTIAL	26,194	25,305	34,630	23,427	20,283	25,144	20,711	25,144	20,711	9,486	13,919	*CONFIDENTIAL
*CONFIDENTIAL	48,722	36,323	41,952	31,000	25,000	50,250	30,060	50,250	29,880	(8,298)	12,072	*CONFIDENTIAL
*CONFIDENTIAL	—	—	—	1,500	1,500	—	—	—	—	—	—
*CONFIDENTIAL	524,813	452,760	461,228	171,174	214,103	455,960	470,127	455,960	470,127	5,268	(8,899)
*CONFIDENTIAL	260,165	288,089	400,538	229,291	197,227	275,098	251,501	277,403	259,636	123,134	140,902	*CONFIDENTIAL
*CONFIDENTIAL	5,695,757	6,160,427	4,552,801	4,506,750	4,263,979	5,325,286	5,381,376	5,459,477	5,876,872	(906,676)	(1,324,071)	*CONFIDENTIAL
*CONFIDENTIAL	576,122	533,770	209,637	599,299	564,818	547,600	474,078	563,150	479,811	(353,513)	(270,174)	*CONFIDENTIAL
*CONFIDENTIAL	269,559	276,826	232,730	616,714	418,822	283,249	303,757	287,786	303,133	(55,056)	(70,403)	*CONFIDENTIAL

*CONFIDENTIAL	9,309,937	9,691,519	7,871,676	8,063,845	7,497,971	8,942,403	8,730,779	9,098,986	9,239,340	(1,227,410)	(1,367,764)	*CONFIDENTIAL

*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	18,781	6,175	9,744	44,500	3,500	21,500	2,000	21,500	2,000	(11,756)	7,744	*CONFIDENTIAL
*CONFIDENTIAL	(17)	576	4,488	1,050	2,550	600	600	600	600	3,888	3,888
*CONFIDENTIAL	126,978	131,780	248,810	171,127	176,219	258,654	140,054	258,654	140,054	(9,844)	108,756	*CONFIDENTIAL
*CONFIDENTIAL	145,984	195,323	240,816	89,566	138,060	132,372	126,793	132,372	126,793	108,445	114,023	*CONFIDENTIAL
*CONFIDENTIAL	101,681	128,548	156,666	99,791	96,838	100,498	100,957	104,675	100,697	51,991	55,969	*CONFIDENTIAL
*CONFIDENTIAL	72,151	89,887	103,955	63,687	52,319	87,858	71,451	91,498	69,111	12,457	34,844	*CONFIDENTIAL
*CONFIDENTIAL	89,641	81,882	80,553	44,724	44,724	102,534	68,518	102,898	68,440	(22,345)	12,113	*CONFIDENTIAL
*CONFIDENTIAL	260,406	304,086	301,161	461,265	461,265	320,017	288,484	320,017	288,484	(18,856)	12,677	*CONFIDENTIAL
*CONFIDENTIAL	16,881	25,709	21,578	18,317	18,317	17,575	8,684	17,575	11,626	4,003	9,951	*CONFIDENTIAL
*CONFIDENTIAL	9,047	5,643	16,447	15,969	15,969	9,006	8,506	9,006	8,506	7,441	7,941	*CONFIDENTIAL
*CONFIDENTIAL	47,624	51,655	36,549	81,272	65,892	15,632	39,503	15,968	39,191	20,581	(2,642)	*CONFIDENTIAL
*CONFIDENTIAL	118,665	110,913	110,999	117,530	116,192	117,108	98,900	118,228	95,396	(7,229)	15,603	*CONFIDENTIAL
*CONFIDENTIAL	—	—	—	1,680	1,680	—	—	—	—	—	—
*CONFIDENTIAL	1,939	1,878	1,718	2,141	2,447	2,750	2,750	2,750	2,750	(1,032)	(1,032)
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	17,790	20,540	1,750	1,750	1,750	1,750	(1,750)	(1,750)
*CONFIDENTIAL	—	1,547	228	912	942	2,240	1,794	2,268	1,768	(2,041)	(1,541)
*CONFIDENTIAL	7,868	9,580	8,584	7,081	7,145	3,461	2,370	3,461	2,370	5,123	6,214	*CONFIDENTIAL
*CONFIDENTIAL	(95)	306	117	500	500	174	174	174	174	(57)	(57)	*CONFIDENTIAL
*CONFIDENTIAL	25,940	19,696	41,191	14,483	12,333	25,900	19,400	25,900	19,400	15,291	21,791	*CONFIDENTIAL
*CONFIDENTIAL	19,964	24,108	22,636	32,727	24,100	25,683	13,214	25,683	13,214	(3,048)	9,421	*CONFIDENTIAL
*CONFIDENTIAL	76,871	82,530	81,935	66,636	57,559	75,812	73,765	76,107	71,212	5,829	10,724	*CONFIDENTIAL
*CONFIDENTIAL	10,268	23,576	14,187	13,089	12,622	22,542	17,832	22,521	18,596	(8,334)	(4,410)
*CONFIDENTIAL	14,097	(5,964)	(383)	7,965	6,321	17,890	2,500	17,890	2,500	(18,273)	(2,883)
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	(1,000)	2,729	905	13,950	13,294	3,000	1,500	3,000	1,500	(2,095)	(595)
*CONFIDENTIAL	—	—	—	1,800	1,800	—	—	—	—	—	—
*CONFIDENTIAL	3,264	13,828	12,417	15,900	19,900	13,907	14,290	13,907	14,290	(1,490)	(1,873)
*CONFIDENTIAL	7,588	12,830	11,126	14,720	13,450	11,323	10,627	11,351	10,601	(225)	525
*CONFIDENTIAL	(33,962)	5,778	19,343	2,944	2,339	1,001,763	18,900	1,001,763	18,900	(982,420)	443
*CONFIDENTIAL	1,821	1,164	6,225	2,351	2,227	4,378	3,334	4,378	3,430	1,847	2,795
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	1,000	—	1,000	—	(1,000)
*CONFIDENTIAL	37,000	37,000	37,000	34,062	37,039	37,000	13,500	37,000	13,500	—	23,500	*CONFIDENTIAL
*CONFIDENTIAL	5,036	(8,638)	(2,268)	—	—	—	—	—	—	(2,268)	(2,268)

Total Indirect Expenses	10,494,355	11,045,644	9,458,303	9,523,374	8,926,052	11,375,330	9,883,928	11,541,879	10,387,194	(2,083,576)	(928,890)

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Confidential Treatment

SMALL CORPS TOTAL

Marshall Gayden

	DECEMBER YTD					Full Year Average
	Actuals	Budget	Variance	Budget Volume Actuals	Budget Productivity Variance	2004 Forecast	2004 Budget	Variance	2003 Actuals	Variance	Budget Volume Actuals	Budget Productivity Variance
DRIVERS
*CONFIDENTIAL	7,494	6,395	1,099	7,494	—	7,494	6,395	1,099	7,885	(391)	7,494	—
*CONFIDENTIAL	6,326	5,385	938	6,326	—	6,326	5,388	938	6,868	(542)	6,326	—
*CONFIDENTIAL	1,097	1,847	(750)	1,097	—	1,097	1,847	(750)	—	1,097	1,097	—
*CONFIDENTIAL	821	1,367	(546)	821	—	821	1,367	(546)	—	821	821	—
*CONFIDENTIAL	970	—	970	970	—	970	—	970	—	970	970	—
*CONFIDENTIAL	776	—	776	776	—	776	—	776	—	776	776	—
*CONFIDENTIAL	8,641	7,125	1,516	8,641	—	8,641	7,125	1,516	8,786	(145)	8,641	—
*CONFIDENTIAL	6,069	5,668	401	6,069	—	6,089	5,668	401	7,089	(1,020)	6,069	—
*CONFIDENTIAL	1,438	2,834	(1,396)	1,438	—	1,438	2,634	(1,396)	1,615	(177)	1,438	—
*CONFIDENTIAL	1,590	1,162	428	1,590	—	1,590	1,162	428	1,355	235	1,590	—
*CONFIDENTIAL	4,390	4,647	(257)	4,390	—	4,390	4,647	(257)	3,698	692	4,390	—
*CONFIDENTIAL	3,706	4,353	(647)	3,706	—	3,706	4,353	(647)	4,838	(932)	3,706	—
*CONFIDENTIAL	3,562	4,152	(590)	3,562	—	3,562	4,152	(590)	4,451	(889)	3,562	—
*CONFIDENTIAL	2,472	2,772	(300)	2,472	—	2,472	2,772	(300)	3,585	(1,113)	2,472	—
*CONFIDENTIAL	8,362	9,946	(1,584)	8,362	—	8,362	9,946	(1,584)	8,854	(492)	8,362	—
*CONFIDENTIAL	6,665	7,125	(460)	6,665	—	6,665	7,125	(460)	7,766	(1,101)	6,665	—
*CONFIDENTIAL	7,670	9,438	(1,768)	7,670	—	7,670	9,438	(1,768)	11,965	(4,295)	7,670	—
*CONFIDENTIAL	6,648	7,085	(437)	6,648	—	6,160	7,085	(905)	10,090	(3,910)	6,180	—

SMALL CORPS TOTAL

Marshall Gayden

	DECEMBER YTD					Full Year Average
	Actuals	Budget	Variance	Budget Volume Actuals	Budget Productivity Variance	2004 Forecast	2004 Budget	Variance	2003 Actuals	Variance	Budget Volume Actuals	Budget Productivity Variance
SUMMARY HEADCOUNT
*CONFIDENTIAL	46	48	(2)	48	(2)	48	48	1	46	3	48	1
*CONFIDENTIAL	26	26	(3)	29	(3)	23	24	(1)	—	23	24	(1)
*CONFIDENTIAL	171	185	(14)	185	(14)	178	185	(7)	169	9	185	(7)
*CONFIDENTIAL	174	188	(14)	188	(14)	182	186	(4)	196	(14)	186	(4)
*CONFIDENTIAL	62	—	62	—	62	48	—	48	—	48	—	48
*CONFIDENTIAL	158	146	12	146	12	153	146	7	146	7	146	7
*CONFIDENTIAL	44	50	(6)	50	(6)	44	48	(5)	46	(2)	48	(5)
*CONFIDENTIAL	89	100	(11)	100	(11)	90	96	(7)	90	0	96	(7)
*CONFIDENTIAL	91	96	(5)	96	(5)	94	97	(3)	101	(7)	97	(3)
SUB-CORPORATIONS TOTAL	861	842	19	842	19	851	831	21	793	59	831	21

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Confidential Treatment

SMALL CORPS TOTAL

Marshall Gayden

	DECEMBER YTD					Full Year
	Actuals	Budget	Variance	Budget Volume Actuals	Budget Productivity Variance	2004 Forecast	2004 Budget	Variance	2003 Actuals	Variance	Budget Volume Actuals	Budget Productivity Variance
Indirect Costs
*CONFIDENTIAL	22,736,640	20,655,867	2,080,773	20,655,867	2,080,773	22,736,640	20,655,867	2,080,773	20,628,928	2,107,712	20,655,867	2,080,773
*CONFIDENTIAL	594,152	398,472	195,680	386,052	208,100	594,152	398,472	195,680	709,861	(115,709)	386,052	208,100
*CONFIDENTIAL	782,058	441,243	340,815	422,433	359,625	782,058	441,243	340,815	956,688	(174,630)	422,433	359,625
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	4,727,259	5,401,110	(673,852)	5,401,110	(673,852)	4,727,259	5,401,110	(673,852)	6,253,954	(1,526,695)	5,401,110	(673,852)
*CONFIDENTIAL	3,464,199	3,022,025	442,174	3,246,986	217,213	3,464,199	3,022,025	442,174	4,031,449	(567,251)	3,246,986	217,213
*CONFIDENTIAL	69,821,426	66,882,439	2,938,987	75,096,479	(5,275,054)	69,821,426	66,882,439	2,938,987	79,095,804	(9,274,379)	75,096,479	(5,275,054)
*CONFIDENTIAL	6,904,747	6,293,042	611,705	6,407,731	497,016	6,904,747	6,293,042	611,705	6,315,074	589,673	6,407,731	497,016
*CONFIDENTIAL	4,556,505	5,092,891	(536,386)	5,237,202	(680,697)	4,556,505	5,092,891	(536,386)	4,578,563	(22,058)	5,237,202	(680,697)

*CONFIDENTIAL	113,586,984	108,187,089	5,399,895	116,853,861	(3,266,877)	113,586,984	108,187,089	5,399,895	122,570,321	(8,983,337)	116,853,861	(3,266,877)

*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	65,862	20,076	45,786	20,076	45,786	65,862	20,076	45,786	27,838	38,024	20,076	45,786
*CONFIDENTIAL	34,651	17,989	16,662	17,989	16,662	34,651	17,989	16,662	52,368	(17,717)	17,989	16,662
*CONFIDENTIAL	1,732,115	1,736,782	(4,667)	1,736,782	(4,667)	1,732,115	1,736,782	(4,667)	1,528,123	203,992	1,736,782	(4,667)
*CONFIDENTIAL	1,767,503	1,696,293	71,210	1,696,293	71,210	1,767,503	1,696,293	71,210	1,608,505	158,998	1,696,293	71,210
*CONFIDENTIAL	1,561,733	1,290,460	271,273	1,285,086	276,647	1,561,733	1,290,460	271,273	1,809,920	(248,187)	1,285,086	276,647
*CONFIDENTIAL	1,152,559	910,895	241,664	852,665	299,894	1,152,559	910,895	241,664	1,135,789	16,770	852,665	299,894
*CONFIDENTIAL	1,048,573	876,195	172,378	874,254	174,319	1,048,573	876,195	172,378	1,010,330	38,244	874,254	174,319
*CONFIDENTIAL	3,423,223	3,504,355	(81,132)	3,504,355	(81,132)	3,423,223	3,504,355	(81,132)	2,886,116	537,107	3,504,355	(81,132)
*CONFIDENTIAL	314,307	183,161	131,146	199,531	114,776	314,307	183,161	131,146	247,886	66,421	199,531	114,776
*CONFIDENTIAL	95,393	92,847	2,546	92,847	2,546	95,393	92,847	2,546	119,049	(23,656)	92,847	2,546
*CONFIDENTIAL	446,443	415,739	29,704	407,975	37,468	445,443	415,739	29,704	440,646	4,797	407,975	37,468
*CONFIDENTIAL	1,335,661	1,189,884	145,777	1,161,786	173,875	1,335,661	1,189,884	145,777	1,408,354	(72,693)	1,161,786	173,875
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	25,195	31,840	(6,645)	31,840	(6,645)	25,195	31,840	(6,645)	10,174	15,020	31,840	(6,645)
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	17,500	(17,500)	17,500	(17,500)	—	17,500	(17,500)	—	—	17,500	(17,500)
*CONFIDENTIAL	16,769	34,031	(17,262)	33,384	(16,615)	16,769	34,031	(17,262)	14,593	2,176	33,384	(16,615)
*CONFIDENTIAL	97,566	61,133	36,433	61,133	36,433	97,566	61,133	36,433	94,587	2,979	61,133	36,433
*CONFIDENTIAL	4,434	4,770	(335)	4,770	(335)	4,434	4,770	(335)	3,542	893	4,770	(335)
*CONFIDENTIAL	314,042	179,983	134,059	179,983	134,059	314,042	179,983	134,059	448,756	(134,714)	179,983	134,059
*CONFIDENTIAL	290,301	162,047	128,254	162,047	128,254	290,301	162,047	128,254	406,154	(115,854)	162,047	128,254
*CONFIDENTIAL	950,035	908,370	41,665	893,267	56,768	950,035	908,370	41,665	1,012,482	(62,447)	893,267	56,768
*CONFIDENTIAL	199,034	223,114	(24,079)	233,203	(34,168)	199,034	223,114	(24,079)	215,463	(16,429)	233,203	(34,168)
*CONFIDENTIAL	238,931	72,854	166,077	72,854	166,077	238,931	72,854	166,077	140,207	98,724	72,854	166,077
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	500	(500)	—	—
*CONFIDENTIAL	26,803	20,363	6,441	20,363	6,441	26,803	20,363	6,441	40,689	(13,686)	20,363	6,441
*CONFIDENTIAL	—	—	—	—	—	—	—	—	396	(396)	—	—
*CONFIDENTIAL	158,539	140,365	18,173	140,365	18,173	158,539	140,365	18,173	144,542	13,997	140,365	18,173
*CONFIDENTIAL	116,091	118,934	(2,843)	118,287	(2,196)	116,091	118,934	(2,843)	112,853	3,237	118,287	(2,196)
*CONFIDENTIAL	93,824	257,063	(163,239)	257,063	(163,239)	93,824	257,063	(163,239)	379,380	(285,556)	257,063	(163,239)
*CONFIDENTIAL	32,546	36,692	(4,146)	39,235	(6,689)	32,546	36,692	(4,146)	47,616	(15,070)	39,235	(6,689)
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	23,000	(23,000)	23,000	(23,000)	—	23,000	(23,000)	—	—	23,000	(23,000)
*CONFIDENTIAL	430,000	162,000	268,000	162,000	268,000	430,000	162,000	268,000	120,000	310,000	162,000	268,000
*CONFIDENTIAL	(88,260)	5,208	(93,469)	5,208	(93,469)	(88,260)	5,208	(93,469)	658,955	(747,215)	5,208	(93,469)

Total Indirect Expenses	129,469,856	122,581,034	6,888,823	131,159,003	(1,689,147)	129,469,856	122,581,034	6,888,823	138,696,132	(9,226,275)	131,159,003	(1,689,147)

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

176

Cendant Mortgage Subsidiaries

Monthly Variance Report

December 2004

The Budget is equal to the 0&12 Forecast for the following pages.

Confidential Treatment

DECEMBER PROFIT & LOSS REVIEW	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	TOTAL
Revenue/Key Drivers
Total Application Units	136	523	565	85	650	234	301	606	103	374	2,936
Total Application Dollars	$32,035	$218,206	$201,851	$14,106	$215,957	$30,992	$56,123	$144,081	$23,073	$89,393	$809,860

Total Closing Units	226	517	492	79	571	192	326	622	108	452	3,015
Total Closing Dollars	$52,902	$217,532	$168,171	$14,397	$182,568	$22,372	$51,873	$135,525	$25,439	$101,382	$789,593
Average Loan Amount	234,080	420,759	341,810	182,242	524,052	116,519	159,121	217,885	233,389	224,296	261,888

Purchase Closing Units	171	345	339	70	409	143	289	538	63	330	2,288
Purchase Closing Dollars	$4,006	$136,713	$113,988	$12,545	$126,533	$16,074	$47,095	$115,015	$16,827	$68,984	$531,248
Average Loan Amount	23,425	396,269	336,249	179,210	515,459	112,405	162,960	213,783	267,102	209,043	232,189

Refi Closing - Units	55	172	153	9	162	49	37	84	46	122	727
Refi Closing - Dollars	$48,896	$80,820	$54,182	$1,852	$56,034	$6,298	$4,778	$20,509	$8,612	$32,398	$258,345
Average Loan Amount	889,027	469,881	354,131	205,828	559,959	128,526	129,136	244,159	187,217	265,555	355,358

*CONFIDENTIAL	$33,068	$19,613	$18,726	$1,985	$20,712	$6,070	$10,212	$29,498	$6,645	$95,454	$221,302
*CONFIDENTIAL	92.4%	37.2%	32.2%	12.9%	30.7%	28.2%	9.2%	15.1%	33.9%	32.0%	32.7%
*CONFIDENTIAL	15.2%	20.7%	19.3%	6.4%	0.0%	18.6%	16.6%	21.1%	16.1%	24.6%	19.8%
*CONFIDENTIAL	62.5%	9.0%	11.1%	13.8%	11.3%	27.1%	19.7%	21.8%	26.1%	94.2%	28.0%
*CONFIDENTIAL	1.37%	1.33%	1.03%	1.39%	1.06%	-0.21%	1.51%	1.35%	1.85%	0.00%	1.09%
*CONFIDENTIAL	$(91)	$199	$56	$22	$51	$259	$30	$(250)	$151	$—	$11
*CONFIDENTIAL	49.53%	68.64%	36.37%	29.46%	35.65%	-20.88%	21.79%	19.69%	50.27%	0.00%	52.96%
*CONFIDENTIAL	0.00%	-0.04%	0.22%	-0.26%	0.19%	0.84%	0.30%	-0.66%	-0.08%	0.00%	-0.04%
*CONFIDENTIAL	1.39%	1.40%	1.39%	1.37%	1.39%	1.00%	2.13%	0.79%	1.85%	0.00%	1.16%
*CONFIDENTIAL	0.71%	0.49%	1.02%	0.96%	1.01%	0.96%	1.80%	0.52%	0.96%	-0.74%	0.59%
*CONFIDENTIAL	$3,251	$5,893	$4,760	$2,498	$4,447	$1,171	$3,397	$1,713	$4,320	$—	$3,048
*CONFIDENTIAL	$991	$1,257	$1,564	$1,870	$1,606	$1,856	$1,197	$1,216	$2,783	$1,867	$1,473
*CONFIDENTIAL	0.42%	0.30%	0.46%	1.03%	0.50%	1.59%	0.75%	0.56%	1.19%	0.83%	0.56%
Loans over 60 days	N/A	N/A	3	N/A	0	N/A	N/A	3	N/A	N/A	6
Summary Headcount	44	46	158	26	184	91	89	171	62	174	861

DECEMBER PROFIT & LOSS REVIEW	PREFERRED	FIRST CAPITAL	PRINCETON	LANDOVER	PRINCETON CONSOLIDATED	AXIOM	SUNBELT	NE MOVES	MORTGAGE	BURNET	TOTAL
Revenue	722,261	2,895,264	1,738,622	200,410	1,939,032	(46,293)	785,554	1,831,355	470,014	—	8,597,187
*CONFIDENTIAL	55,140	143,546	162,415	24,341	186,756	13,926	134,930	214,768	8,053	—	575,117
*CONFIDENTIAL	(20,564)	103,105	27,534	1,712	29,245	49,726	9,735	(155,366)	16,506	—	32,388
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	(22,149)	(521,244)	—	—	—	—	—	—	(7,854)	—	(551,247)
*CONFIDENTIAL	0	512,302	35,188	7,999	43,188	20,252	23,853	66,712	3,309	—	669,615
*CONFIDENTIAL	—	(86,164)	378,354	(37,156)	341,197	187,169	153,217	(892,215)	(19,124)	—	(315,919)

Gross Revenue	734,689	3,046,807	2,342,112	197,306	2,539,418	224,781	1,107,288	1,065,254	470,905	—	9,188,141

Commissions	357,744	1,987,184	632,298	59,046	691,344	9,668	171,199	360,539	226,682	748,441	4,552,801

Net Revenue	376,945	1,059,624	1,709,814	138,260	1,848,074	215,113	936,088	704,715	244,222	(748,441)	4,636,340

Indirect Costs
*CONFIDENTIAL	86,591	233,554	355,726	45,426	401,153	170,585	167,195	347,860	148,700	382,422	1,938,061
*CONFIDENTIAL	169	259	22,773	1,638	24,411	610	744	7,077	1,067	293	34,630
*CONFIDENTIAL	1,137	—	23,544	—	23,544	6,996	—	7,187	3,088	—	41,952
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	21,852	64,260	123,847	6,894	130,740	1,898	59,122	14,896	46,112	61,676	400,538
*CONFIDENTIAL	8,990	7,117	19,430	12,739	32,168	5,905	6,501	22,794	24,484	101,678	209,637
*CONFIDENTIAL	11,451	36,320	15,782	11,651	27,432	30,362	15,674	51,065	20,922	39,504	232,730
*CONFIDENTIAL	—	—	891	—	891	890	—	—	1,321	1,386	4,488
*CONFIDENTIAL	—	—	—	244	244	500	—	—	9,000	—	9,744
*CONFIDENTIAL	10,873	—	—	—	—	—	9,053	2,375	2,750	16,140	41,919
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—

*CONFIDENTIAL	141,063	341,511	561,992	78,591	640,593	217,746	258,288	453,235	257,455	503,100	2,912,970

*CONFIDENTIAL	14,579	69,634	50,389	13,665	64,054	35,208	31,063	26,144	4,926	55,552	301,161
*CONFIDENTIAL	—	—	4,878	—	4,878	1,929	—	9,200	—	5,570	21,578
*CONFIDENTIAL	875	7,702	—	—	—	3,090	—	1,736	3,044	—	16,447

*CONFIDENTIAL	15,454	77,336	55,268	13,665	68,933	40,227	31,063	37,080	7,970	61,123	339,186

*CONFIDENTIAL	5,206	4,690	1,490	350	1,840	—	681	—	—	—	12,417
*CONFIDENTIAL	100	—	—	—	—	6,429	4,465	7,584	13,006	4,965	36,549

*CONFIDENTIAL	5,306	4,690	1,490	350	1,840	6,429	5,146	7,584	13,006	4,965	48,968

*CONFIDENTIAL	20,484	15,000	40,210	5,969	46,179	19,473	9,100	14,207	4,403	111,971	240,816
*CONFIDENTIAL	15,447	67,039	28,308	5,981	34,289	7,571	6,380	110,255	1,490	6,340	248,810

*CONFIDENTIAL	35,931	82,039	68,517	11,951	80,468	27,043	15,479	124,462	5,893	118,311	469,626

*CONFIDENTIAL	3,822	17,866	17,657	1,994	19,651	30,889	17,116	13,305	3,070	5,321	110,999
*CONFIDENTIAL	4,398	17,273	22,725	1,237	23,963	3,204	11,654	16,853	2,444	2,147	81,935
*CONFIDENTIAL	(63)	2,368	4,972	683	5,655	1,452	—	1,153	1,000	2,621	14,187

*CONFIDENTIAL	8,157	37,506	45,354	3,914	49,268	35,545	28,820	31,311	6,514	9,999	207,121

*CONFIDENTIAL	2,202	39,501	26,219	12,020	38,239	21,131	8,973	24,630	4,976	17,015	156,666

*CONFIDENTIAL	2,202	39,501	26,219	12,020	38,239	21,131	8,973	24,630	4,976	17,015	156,666

*CONFIDENTIAL	—	—	—	1,718	1,718	—	—	—	—	—	1,718
*CONFIDENTIAL	4,085	1,300	(14,538)	19,850	5,313	3,658	35,851	25,721	2,960	25,069	103,955
*CONFIDENTIAL	2,322	8,335	965	3,562	4,527	202	1,300	5,949	—	—	22,638
*CONFIDENTIAL	3,584	233	5,846	658	6,504	416	—	390	—	—	11,126
*CONFIDENTIAL	5,695	40,447	16,965	1,432	18,397	3,016	1,957	3,119	1,023	6,897	80,553

*CONFIDENTIAL	15,686	50,315	9,238	27,221	36,459	7,292	39,109	35,179	3,983	31,966	219,989

*CONFIDENTIAL	—	—	107	—	107	798	1,404	6,275	—	—	8,584
*CONFIDENTIAL	—	—	228	—	228	—	—	—	—	—	228
*CONFIDENTIAL	—	16,731	—	—	—	—	2,004	594	15	(0)	19,343
*CONFIDENTIAL	—	—	193	9	202	—	—	6,023	—	—	6,225
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	(2,268)	(2,268)
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	117	117

*CONFIDENTIAL	—	16,731	528	9	537	798	3,408	12,891	15	(2,151)	32,229

*CONFIDENTIAL	114	—	760	—	760	52	—	—	—	(1,309)	(383)
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	905	905
*CONFIDENTIAL	—	—	—	—	—	—	—	30,000	3,500	—	33,500

*CONFIDENTIAL	114	—	760	—	760	52	—	30,000	3,500	(405)	34,022

Total Expenses	223,914	649,630	769,366	147,721	917,087	356,263	390,285	756,372	303,302	843,922	4,440,775

Other Corporate Allocations	3,500	—	—	—	—	—	—	—	—	—	3,500

Total Controllable Expenses	227,141	649,630	769,366	147,721	917,087	356,263	390,285	756,372	303,302	843,922	4,444,275

EBITDA before Executive Expenses	149,531	409,994	940,448	(9,460)	930,988	(141,150)	545,803	(51,657)	(59,080)	(1,592,363)	192,065

The Budget is equal to the 0&12 Forecast for the following pages.

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Confidential Treatment

YTD FORECAST PROFIT & LOSS REVIEW	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	TOTAL
Revenue/Key Drivers
Total Application Units	2,101	7,773	8,871	1,120	9,991	3,880	4,615	9,035	1,035	7,743	46,173
Total Application Dollars	$467,172	$3,236,918	$3,019,662	$181,285	$3,200,946	$500,379	$756,576	$2,086,193	$239,197	$1,679,040	$12,166,421

Total Closing Units	2,592	6,606	6,464	883	7,347	2,793	3,879	7,813	817	6,648	38,495
Total Closing Dollars	$563,941	$2,759,138	$2,151,704	$144,802	$2,296,306	$327,756	$623,627	$1,742,216	$186,589	$1,405,789	$9,905,363
Average Loan Amount	217,570	417,671	332,875	163,762	312,550	117,349	160,770	222,989	228,383	211,460	257,316

Purchase Closing Units	2,080	4,397	4,646	792	5,438	2,163	3,428	6,708	589	5,266	30,069
Purchase Closing Dollars	$409,952	$1,794,836	$1,529,367	$126,401	$1,655,768	$229,487	$505,869	$1,478,717	$128,116	$1,085,626	$7,288,369
Average Loan Amount	197,092	408,195	329,179	159,598	304,481	106,097	147,570	220,441	217,514	206,158	242,388

Refi Closings - Units	512	2,209	1,818	91	1,909	630	451	1,105	228	1,382	8,426
Refi Closings - Dollars	$153,989	964,302	$622,338	$18,201	$640,539	$98,269	$117,759	$263,499	$58,473	$320,163	$2,616,993
Average Loan Amount	300,760	436,533	342,320	200,010	335,536	155,983	261,106	238,461	256,462	231,666	310,585

*CONFIDENTIAL	$269,803	$107,394	$176,579	$12,255	$188,834	$46,102	$30,316	$308,241	$12,127	$1,322,402	$2,285,220
*CONFIDENTIAL	27.3%	34.9%	28.9%	12.6%	27.9%	30.0%	18.9%	15.1%	31.3%	22.8%	26.4%
*CONFIDENTIAL	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
*CONFIDENTIAL	47.8%	3.9%	8.2%	8.5%	8.2%	14.1%	4.9%	17.7%	6.5%	94.1%	23.1%
*CONFIDENTIAL	1.51%	1.22%	1.05%	1.38%	1.07%	1.51%	1.43%	1.36%	0.99%	0.00%	1.07%
*CONFIDENTIAL	$(23)	$216	$78	$33	$73	$274	$35	$(241)	$143	$—	$27
*CONFIDENTIAL	47.44%	68.50%	55.14%	45.77%	54.39%	73.68%	49.41%	39.24%	94.05%	N/A	65.82%
*CONFIDENTIAL	0.00%	0.06%	0.42%	0.67%	0.44%	0.88%	0.71%	0.07%	0.98%	0.00%	0.22%
*CONFIDENTIAL	1.62%	1.39%	1.64%	2.36%	1.68%	2.72%	2.44%	1.42%	2.04%	0.00%	1.40%
*CONFIDENTIAL	0.91%	0.56%	1.05%	1.73%	1.10%	1.61%	1.73%	0.89%	1.11%	-0.73%	0.70%
*CONFIDENTIAL	$3,524	$5,815	$5,443	$3,861	$5,253	$3,194	$3,917	$3,168	$4,658	$—	$3,606
*CONFIDENTIAL	$1,051	$1,075	$1,605	$1,864	$1,636	$1,733	$1,433	$1,336	$3,012	$1,465	$1,426
*CONFIDENTIAL	0.48%	0.26%	0.48%	1.14%	0.52%	1.48%	0.89%	0.60%	1.32%	0.69%	0.55%
Loans over 60 days	0	2	37	0	0	27	0	95	0	0	N/A
Summary Headcount (FY Avg)	44	46	158	26	184	91	89	171	62	174	861

YTD PROFIT PROFIT & LOSS REVIEW	PREFERRED	FIRST CAPITAL	PRINCETON	LANDOVER	PRINCETON CONSOLIDATED	AXIOM	SUNBELT	NE MOVES	LI MORTGAGE	BURNET	TOTAL
Revenue
*CONFIDENTIAL	8,488,556	33,561,716	22,656,297	1,989,371	24,645,669	4,955,781	8,945,863	23,627,519	1,853,877	—	106,078,982
*CONFIDENTIAL	498,980	1,603,096	2,358,718	292,250	2,650,968	(50,476)	1,431,062	1,306,870	96,966	—	7,537,466
*CONFIDENTIAL	(59,411)	1,425,218	504,883	29,248	534,131	765,487	137,650	(1,879,858)	116,994	—	1,040,210
*CONFIDENTIAL	(3,586)	—	0	—	0	(86,067)	—	(118,186)	5,794	—	(202,045)
*CONFIDENTIAL	(95,798)	—	(140,238)	(13,488)	(153,726)	(49,786)	(140,468)	41,625	(28,022)	—	(426,174)
*CONFIDENTIAL	307,053	(10,708)	66,989	16,472	83,461	2,196	—	(147,753)	(61,175)	—	173,074
*CONFIDENTIAL	(378)	125,787	633,202	119,322	752,525	513,338	399,401	749,270	(5,650)	—	2,534,293
*CONFIDENTIAL	—	1,711,311	9,104,316	976,018	10,080,334	2,871,062	4,419,422	1,170,021	1,827,191	—	22,079,341

Gross Revenue	9,135,417	38,416,420	36,184,167	3,409,194	38,593,361	8,921,538	15,192,930	24,749,509	3,805,975	—	138,815,146

Commissions	4,027,097	22,989,903	12,493,196	910,503	13,403,699	3,651,631	4,420,407	9,271,535	1,743,604	10,313,550	69,821,426

Net Revenue	5,108,319	15,426,517	22,680,971	2,498,692	25,189,662	5,269,904	10,772,523	15,477,974	2,062,371	(10,313,550)	68,993,721

Indirect Costs
*CONFIDENTIAL	1,047,634	2,862,432	3,924,385	459,321	4,383,706	2,106,171	2,210,890	4,317,908	1,403,771	4,404,127	22,736,640
*CONFIDENTIAL	8,594	7,534	286,705	47,303	334,007	10,937	39,066	156,770	6,647	30,596	594,152
*CONFIDENTIAL	3,497	116,506	280,363	8,395	288,758	116,491	77,534	158,970	20,302	—	782,058
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	205,637	484,519	1,597,934	107,085	1,705,019	16,515	417,719	113,352	86,252	435,186	3,464,199
*CONFIDENTIAL	427,855	370,905	1,285,709	167,968	1,433,677	664,657	664,984	1,300,559	221,797	1,820,312	6,904,747
*CONFIDENTIAL	260,879	254,443	1,031,744	140,706	1,172,449	439,303	446,975	933,625	195,202	853,628	4,556,505
*CONFIDENTIAL	—	—	(452)	1,981	1,529	5,759	—	10,499	9,456	7,409	34,651
*CONFIDENTIAL	—	—	3,212	16,631	19,843	22,661	—	1,350	21,500	508	65,862
*CONFIDENTIAL	15,879	—	—	58	58	—	33,653	88,940	17,581	157,932	314,042
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—

*CONFIDENTIAL	1,969,976	4,096,339	8,389,599	949,446	9,339,045	3,382,494	3,890,821	7,081,974	1,982,509	7,709,698	39,452,855

*CONFIDENTIAL	171,906	756,591	579,273	171,450	750,723	399,371	361,962	469,105	94,075	419,490	3,423,223
*CONFIDENTIAL	—	—	66,787	31,171	97,958	38,484	4,123	136,932	25,035	11,775	314,307
*CONFIDENTIAL	875	45,470	2,033	71	2,103	22,360	2,452	13,686	8,446	—	95,393

*CONFIDENTIAL	172,781	802,061	648,093	202,691	850,784	460,215	368,538	619,723	127,556	431,266	3,832,923

*CONFIDENTIAL	11,208	72,612	26,749	3,336	30,085	—	11,777	10,152	1,092	21,612	158,539
*CONFIDENTIAL	4,119	21,599	—	2,626	2,626	66,191	60,651	185,024	27,228	78,006	445,443

*CONFIDENTIAL	15,327	94,211	26,749	5,962	32,710	66,191	72,428	195,176	28,320	99,618	603,982

*CONFIDENTIAL	172,786	24,326	366,969	24,295	391,264	189,538	116,549	196,386	39,921	636,732	1,767,503
*CONFIDENTIAL	84,092	665,976	107,836	66,898	174,734	37,941	130,835	644,940	28,259	(34,661)	1,732,115

*CONFIDENTIAL	256,878	690,302	474,805	91,194	565,998	227,479	247,383	841,326	68,180	602,071	3,499,618

*CONFIDENTIAL	54,116	220,334	171,300	32,713	204,013	353,886	203,886	164,578	29,048	105,801	1,335,661
*CONFIDENTIAL	65,779	185,235	171,097	19,098	190,195	21,918	136,066	262,946	26,296	61,599	950,035
*CONFIDENTIAL	8,122	33,857	50,325	4,417	54,742	20,998	530	37,242	10,032	33,511	199,034

*CONFIDENTIAL	128,017	439,426	392,722	56,229	448,951	396,801	340,482	464,766	65,376	200,911	2,484,730

*CONFIDENTIAL	33,651	342,192	265,137	72,565	337,702	198,675	166,768	209,378	42,709	230,659	1,561,733

*CONFIDENTIAL	33,651	342,192	265,137	72,565	337,702	198,675	166,768	209,378	42,709	230,659	1,561,733

*CONFIDENTIAL	5,432	—	—	19,763	19,763	—	—	—	—	—	25,195
*CONFIDENTIAL	25,904	38,877	(136,463)	196,327	59,865	52,761	394,815	277,822	32,259	270,257	1,152,559
*CONFIDENTIAL	45,210	91,584	2,627	29,883	32,510	6,178	15,439	90,593	8,287	500	290,301
*CONFIDENTIAL	10,755	1,387	71,325	4,577	75,902	10,482	1,105	7,268	796	8,396	116,091
*CONFIDENTIAL	58,815	467,662	219,173	14,803	233,976	30,413	59,966	55,124	25,459	117,159	1,048,573

*CONFIDENTIAL	146,116	599,508	156,663	265,353	422,015	99,834	471,325	430,807	66,800	396,312	2,632,719

*CONFIDENTIAL	85	—	703	90	793	7,243	10,252	78,954	240	—	97,566
*CONFIDENTIAL	—	—	11,966	—	11,966	—	—	2,554	500	1,749	16,769
*CONFIDENTIAL	40	40,109	1	1,639	1,640	(0)	(10,889)	5,319	50,160	7,444	93,824
*CONFIDENTIAL	—	—	2,154	1,017	3,171	—	—	26,679	—	2,697	32,546
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	(88,260)	(88,260)
*CONFIDENTIAL	—	—	—	—	—	250	—	—	—	4,184	4,434

*CONFIDENTIAL	125	40,109	14,823	2,746	17,569	7,493	(637)	113,506	50,901	(72,187)	156,879

*CONFIDENTIAL	1,255	—	6,018	75	6,093	771	—	117,981	742	112,089	238,931
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	26,803	26,803
*CONFIDENTIAL	—	—	—	—	—	—	—	360,000	28,000	—	388,000

*CONFIDENTIAL	1,255	—	6,018	75	6,093	771	—	477,981	28,742	138,892	653,734

Total Expenses	2,724,126	7,104,150	10,374,608	1,646,260	12,020,868	4,839,951	5,557,108	10,434,636	2,461,093	9,737,240	54,879,172

Other Corporate Allocations	42,000	—	—	—	—	—	—	—	—	—	42,000

Total Controllable Expenses	2,766,126	7,104,150	10,374,608	1,646,260	12,020,868	4,839,951	5,557,108	10,434,636	2,461,093	9,737,240	54,921,172

EBITDA before Executive Expenses *	2,342,193	8,322,367	12,316,363	852,432	13,168,795	429,953	5,215,415	5,043,338	(398,722)	(20,050,790)	14,072,549

The Budget is equal to the 0&12 Forecast for the following pages.

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Confidential Treatment

DECEMBER PROFIT & LOSS REVIEW	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	TOTAL
Revenue/Key Drivers
Total Application Units	136	523	565	85	650	243	301	606	103	374	2,936
Total Application Dollars	$32,035	$218,206	$201,851	$14,106	$215,957	$30,992	$56,123	$144,081	$23,073	$89,393	$809,860

Total Closing Units	226	517	492	79	571	192	326	622	109	452	3,015
Total Closing Dollars	$52,902	$217,532	$168,170	$14,397	$182,568	$22,372	$51,873	$135,525	$25,439	$101,382	$789,593
Average Loan Amount	234,080	420,759	341,810	182,242	524,052	116,519	159,121	217,885	233,389	224,296	261,888

Purchase Closing Units	171	345	339	70	409	143	289	538	63	330	2,288
Purchase Closing Dollars	$4,006	$136,713	$113,988	$12,545	$126,533	$16,074	$47,095	$115,015	$16,827	$68,984	$531,248
Average Loan Amount	23,425	396,269	336,249	179,210	515,459	112,405	162,960	213,783	267,102	209,043	232,189

Refi Closings – Units	55	172	153	9	162	49	37	84	46	112	727
Refi Closings – Dollars	$48,896	$80,820	$54,182	$1,852	$56,034	$6,298	$4,778	$20,509	$8,612	$32,398	$258,345
Average Loan Amount	889,027	469,881	354,131	205,828	559,959	128,526	129,136	244,159	187,217	265,555	355,358

*CONFIDENTIAL	$33,068	$19,613	$18,726	$1,985	$20,712	$6,070	$10,212	$29,497	$6,646	$95,484	$221,302
*CONFIDENTIAL	92.4%	37.2%	32.2%	12.9%	30.7%	28.2%	9.2%	15.1%	33.9%	32.0%	32.7%
*CONFIDENTIAL	15.2%	20.7%	19.3%	6.4%	0.0%	18.6%	16.6%	21.1%	16.1%	24.6%	19.8%
*CONFIDENTIAL	62.5%	9.0%	11.1%	13.8%	11.3%	27.1%	19.7%	21.8%	26.1%	94.2%	28.0%
*CONFIDENTIAL	1.37%	1.33%	1.03%	1.39%	1.06%	-0.21%	1.51%	1.35%	1.85%	0.00%	1.09%
*CONFIDENTIAL	$(91)	$199	$56	$22	$51	$259	$30	$(250)	$151	$—	$11
*CONFIDENTIAL	49.53%	68.64%	36.37%	29.46%	35.65%	-20.88%	21.79%	19.69%	50.27%	0.00%	52.96%
*CONFIDENTIAL	0.00%	-0.04%	0.22%	-0.26%	0.19%	0.84%	0.30%	-0.66%	-0.08%	0.00%	-0.04%
*CONFIDENTIAL	1.39%	1.40%	1.39%	1.37%	1.39%	1.00%	2.13%	0.79%	1.85%	0.00%	1.16%
*CONFIDENTIAL	0.71%	0.49%	1.02%	0.96%	1.01%	0.96%	1.80%	0.52%	0.96%	-0.74%	0.59%
*CONFIDENTIAL	$3,251	$5,893	$4,760	$2,498	$4,447	$1,171	$3,397	$1,713	$4,320	$—	$3,048
*CONFIDENTIAL	$991	$1,257	$1,564	$1,870	$1,606	$1,856	$1,197	$1,216	$2,783	$1,867	$1,473
*CONFIDENTIAL	0.42%	0.30%	0.46%	1.03%	0.50%	1.59%	0.75%	0.56%	1.19%	0.83%	0.56%
Loans over 60 days	N/A	N/A	3	N/A	0	N/A	N/A	3	N/A	N/A	6
Summary Headcount	44	46	158	26	184	91	89	171	62	174	861

DECEMBER PROFIT & LOSS REVIEW	PREFERRED	FIRST CAPITAL	PRINCETON	LANDOVER	PRINCETON CONSOLIDATED	AXIOM	SUNBELT	NE MOVES	LI MORTGAGE	BURNET	TOTAL
Revenue
*CONFIDENTIAL	136.53	133.10	103.38	139.20	106.21	(20.69)	151.44	135.13	184.76	0.00	108.88
*CONFIDENTIAL	10.42	6.60	9.66	16.91	10.23	6.22	26.01	15.85	3.17	0.00	9.59
*CONFIDENTIAL	(3.89)	4.74	1.64	1.19	1.60	22.23	1.88	(11.46)	6.49	0.00	0.41
*CONFIDENTIAL	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
*CONFIDENTIAL	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
*CONFIDENTIAL	(4.19)	(23.96)	0.00	0.00	0.00	0.00	0.00	0.00	(3.09)	0.00	(6.98)
*CONFIDENTIAL	0.00	23.55	2.09	5.56	2.37	9.05	4.60	4.92	1.30	0.00	8.48
*CONFIDENTIAL	0.00	(3.96)	22.50	(25.81)	18.69	83.66	29.54	(65.83)	(7.52)	0.00	(4.00)

Gross Revenue	138.88	140.06	139.27	137.04	139.09	100.48	213.46	78.60	185.11	0.00	116.38

Commissions	67.62	91.35	37.60	41.01	37.87	4.32	33.00	26.60	89.11	73.82	57.66

Net Revenue	71.25	48.71	101.67	96.03	101.23	96.15	180.46	52.00	96.00	(73.82)	58.72

Indirect Costs
*CONFIDENTIAL	16.37	10.74	21.15	31.55	21.97	76.25	32.23	25.67	58.45	37.72	24.55
*CONFIDENTIAL	0.03	0.01	1.35	1.14	1.34	0.27	0.14	0.52	0.42	0.03	0.44
*CONFIDENTIAL	0.21	0.00	1.40	0.00	1.29	3.13	0.00	0.53	1.21	0.00	0.53
*CONFIDENTIAL	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
*CONFIDENTIAL	4.13	2.95	7.36	4.79	7.16	0.85	11.40	1.10	18.13	6.08	5.07
*CONFIDENTIAL	1.70	0.33	1.16	8.85	1.76	2.64	1.25	1.68	9.62	10.03	2.66
*CONFIDENTIAL	2.16	1.67	0.94	8.09	1.50	13.57	3.02	3.77	8.22	3.90	2.95
*CONFIDENTIAL	0.00	0.00	0.05	0.00	0.05	0.40	0.00	0.00	0.52	0.14	0.06
*CONFIDENTIAL	0.00	0.00	0.00	0.17	0.01	0.22	0.00	0.00	3.54	0.00	0.12
*CONFIDENTIAL	2.06	0.00	0.00	0.00	0.00	0.00	1.75	0.18	1.08	1.59	0.52
*CONFIDENTIAL	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

*CONFIDENTIAL	26.66	15.70	33.42	54.59	35.09	97.33	49.79	33.44	101.20	59.49	36.89

*CONFIDENTIAL	2.76	3.20	3.00	9.49	3.51	15.74	5.99	1.93	1.94	5.48	3.81
*CONFIDENTIAL	0.00	0.00	0.29	0.00	0.27	0.86	0.00	0.68	0.00	0.55	0.27
*CONFIDENTIAL	0.17	0.35	0.00	0.00	0.00	1.38	0.00	0.13	1.20	0.00	0.21

*CONFIDENTIAL	2.92	3.56	3.29	9.49	3.78	17.98	5.99	2.74	3.13	6.03	4.30

*CONFIDENTIAL	0.98	0.22	0.09	0.24	0.10	0.00	0.13	0.00	0.00	0.00	0.16
*CONFIDENTIAL	0.02	0.00	0.00	0.00	0.00	2.87	0.86	0.56	5.11	0.49	0.46

*CONFIDENTIAL	1.00	0.22	0.09	0.24	0.10	2.87	0.99	0.56	5.11	0.49	0.62

*CONFIDENTIAL	3.87	0.69	2.39	4.15	2.53	8.70	1.75	1.05	1.73	11.04	3.05
*CONFIDENTIAL	2.92	3.08	1.68	4.15	1.88	3.38	1.23	8.14	0.59	0.63	3.15

*CONFIDENTIAL	6.79	3.77	4.07	8.30	4.41	12.08	2.98	9.18	2.32	11.67	6.20

*CONFIDENTIAL	0.72	0.82	1.05	1.38	1.08	13.81	3.31	0.98	1.21	0.52	1.41
*CONFIDENTIAL	0.83	0.79	1.35	0.86	1.31	1.43	2.25	1.24	0.96	0.21	1.04
*CONFIDENTIAL	(0.01)	0.11	0.30	0.47	0.31	0.65	0.00	0.09	0.39	0.26	0.18

*CONFIDENTIAL	1.54	1.72	2.70	2.72	2.70	15.89	5.56	2.31	2.56	0.99	2.62

*CONFIDENTIAL	0.42	1.82	1.56	8.35	2.09	9.45	1.73	1.82	1.96	1.68	1.98

*CONFIDENTIAL	0.42	1.82	1.56	8.35	2.09	9.45	1.73	1.82	1.96	1.68	1.98

*CONFIDENTIAL	0.00	0.00	0.00	1.19	0.09	0.00	0.00	0.00	0.00	0.00	0.02
*CONFIDENTIAL	0.77	0.06	(0.86)	13.79	0.29	1.63	6.91	1.90	1.16	2.47	1.32
*CONFIDENTIAL	0.44	0.38	0.06	2.47	0.25	0.09	0.25	0.44	0.00	0.00	0.29
*CONFIDENTIAL	0.68	0.01	0.35	0.46	0.36	0.19	0.00	0.03	0.00	0.00	0.14
*CONFIDENTIAL	1.08	1.86	1.01	0.99	1.01	1.35	0.38	0.23	0.40	0.68	1.02

*CONFIDENTIAL	2.97	2.31	0.55	18.91	2.00	3.26	7.54	2.60	1.57	3.15	2.79

*CONFIDENTIAL	0.00	0.00	0.01	0.00	0.01	0.36	0.27	0.46	0.00	0.00	0.11
*CONFIDENTIAL	0.00	0.00	0.01	0.00	0.01	0.00	0.00	0.00	0.00	0.00	0.00
*CONFIDENTIAL	0.00	0.77	0.00	0.00	0.00	0.00	0.39	0.04	0.01	(0.00)	0.24
*CONFIDENTIAL	0.00	0.00	0.01	0.01	0.01	0.00	0.00	0.44	0.00	0.00	0.08
*CONFIDENTIAL	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(0.22)	(0.03)
*CONFIDENTIAL	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.01	0.00

*CONFIDENTIAL	0.00	0.77	0.03	0.01	0.03	0.36	0.66	0.95	0.01	(0.21)	0.41

*CONFIDENTIAL	0.02	0.00	0.05	0.00	0.04	0.02	0.00	0.00	0.00	(0.13)	(0.00)
*CONFIDENTIAL	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.09	0.01
*CONFIDENTIAL	0.00	0.00	0.00	0.00	0.00	0.00	0.00	2.21	1.38	0.00	0.42

*CONFIDENTIAL	0.02	0.00	0.05	0.00	0.04	0.02	0.00	2.21	1.38	(0.04)	0.43

Total Expenses	42.33	29.86	45.75	102.60	50.23	159.25	75.24	55.81	119.23	83.24	56.24

Other Corporate Allocations	0.66	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.04

Total Controllable Expenses	42.99	29.86	45.75	102.60	50.23	159.25	75.24	55.81	119.23	83.24	56.29

EBITDA before Executive Expenses	28.27	18.85	55.92	(6.57)	50.99	(63.09)	105.22	(3.81)	(23.22)	(157.07)	2.43

The Budget is equal to the 0&12 Forecast for the following pages.

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Confidential Treatment

YTD PROFIT PROFIT & LOSS REVIEW	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	TOTAL
Revenue/Key Drivers
Total Application Units	2,101	7,773	8,871	1,120	9,991	3,880	4,615	9,035	1,035	7,743	46,173
Total Application Dollars	$467,172	$3,236,918	$3,019,662	$181,285	$3,200,946	$500,379	$756,576	$2,086,193	$239,197	$1,679,040	$12,166,421

Total Closing Units	2,592	6,606	6,464	883	7,347	2,793	3,879	7,813	817	6,648	38,495
Total Closing Dollars	$563,941	$2,759,138	$2,151,704	$144,602	$2,296,306	$327,756	$623,627	$1,742,216	$186,589	$1,405,789	$9,905,363
Average Loan Amount	217,570	417,671	332,875	163,762	312,550	117,349	160,770	222,989	228,383	211,460	257,316

Purchase Closing Units	2,080	4,397	4,646	792	5,438	2,163	3,428	6,708	589	5,266	30,069
Purchase Closing Dollars	$409,952	$1,794,836	$1,529,367	$126,401	$1,655,768	$229,487	$505,869	$1,478,717	$128,116	$1,085,626	$7,288,369
Average Loan Amount	197,092	408,195	329,179	159,598	304,481	106,097	147,570	220,441	217,514	206,158	242,388

Refi Closings – Units	512	2,209	1,818	91	1,909	630	451	1,105	228	1,382	8,426
Refi Closings – Dollars	$153,989	$964,302	$622,338	$18,201	$640,539	$98,269	$117,759	$263,499	$58,473	$320,163	$2,616,993
Average Loan Amount	300,760	436,533	342,320	200,010	335,536	155,983	261,106	238,461	256,462	231,666	310,585

*CONFIDENTIAL	$269,803	$107,394	$176,579	$12,255	$188,834	$46,102	$30,316	$308,241	$12,127	$1,322,402	$2,285,220
*CONFIDENTIAL	27.3%	34.9%	28.9%	12.6%	27.9%	30.0%	18.9%	15.1%	31.3%	22.8%	26.4%
*CONFIDENTIAL	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
*CONFIDENTIAL	47.8%	3.9%	8.2%	8.5%	8.2%	14.1%	4.9%	17.7%	6.5%	94.1%	23.1%
*CONFIDENTIAL	1.51%	1.22%	1.05%	1.38%	1.07%	1.51%	1.43%	1.36%	0.99%	0.00%	1.07%
*CONFIDENTIAL	$(23)	$216	$78	$33	$73	$274	$35	$(241)	$143	$—	$27
*CONFIDENTIAL	47.44%	68.50%	55.14%	45.77%	54.39%	73.68%	49.41%	39.24%	94.05%	N/A	65.82
*CONFIDENTIAL	0.00%	0.06%	0.42%	0.67%	0.44%	0.88%	0.71%	0.07%	0.98%	0.00%	0.22%
*CONFIDENTIAL	1.62%	1.39%	1.64%	2.36%	1.68%	2.72%	2.44%	1.42%	2.04%	0.00%	1.40%
*CONFIDENTIAL	0.91%	0.56%	1.05%	1.73%	1.10%	1.61%	1.73%	0.89%	1.11%	-0.73%	0.70%
*CONFIDENTIAL	$3,524	$5,815	$5,443	$3,861	$5,253	$3,194	$3,917	$3,168	$4,658	$—	$3,606
*CONFIDENTIAL	$1,051	$1,075	$1,605	$1,864	$1,636	$1,733	$1,433	$1,336	$3,012	$1,462	$1,426
*CONFIDENTIAL	0.48%	0.26%	0.48%	1.14%	0.52%	1.48%	0.89%	0.60%	1.32%	0.69%	0.55%
Loans over 60 days	0	2	37	0	0	27	0	95	0	0	N/A
Summary Headcount	44	46	158	26	184	91	89	171	62	174	861

YTD PROFIT PROFIT & LOSS REVIEW	PREFERRED	FIRST CAPITAL	PRINCETON	LANDOVER	PRINCETON CONSOLIDATED	AXIOM	SUNBELT	NE MOVES	LI MORTGAGE	BURNET	TOTAL
Revenue
*CONFIDENTIAL	150.52	121.64	105.29	137.58	107.33	151.20	143.45	135.62	99.36	0.00	107.09
*CONFIDENTIAL	8.85	5.81	10.96	20.21	11.54	(1.54)	22.95	7.50	5.20	0.00	7.61
*CONFIDENTIAL	(1.05)	5.17	2.35	2.02	2.33	23.36	2.21	(10.79)	6.27	0.00	1.05
*CONFIDENTIAL	(0.06)	0.00	0.00	0.00	0.00	(2.63)	0.00	(0.68)	0.31	0.00	(0.20)
*CONFIDENTIAL	(1.70)	0.00	(0.65)	(0.93)	(0.67)	(1.52)	(2.25)	0.24	(1.50)	0.00	(0.43)
*CONFIDENTIAL	5.44	(0.04)	0.31	1.14	0.36	0.07	0.00	(0.85)	(3.28)	0.00	0.17
*CONFIDENTIAL	(0.01)	0.46	2.94	8.25	3.28	15.66	6.40	4.30	(0.30)	0.00	2.56
*CONFIDENTIAL	0.00	6.20	42.31	67.50	43.90	87.60	70.87	6.72	97.93	0.00	22.29

Gross Revenue	161.99	139.23	163.52	235.76	168.07	272.20	243.62	142.06	203.98	0.00	140.14

Commissions	71.41	83.32	58.06	62.97	58.37	111.41	70.88	53.22	93.45	73.36	70.49

Net Revenue	90.58	55.91	105.46	172.80	109.70	160.79	172.74	88.84	110.53	(73.36)	69.65

Indirect Costs
*CONFIDENTIAL	18.58	10.37	18.24	31.76	19.09	64.26	35.45	24.78	75.23	31.33	22.95
*CONFIDENTIAL	0.15	0.03	1.33	3.27	1.45	0.33	0.63	0.90	0.36	0.22	0.60
*CONFIDENTIAL	0.06	0.42	1.30	0.58	1.26	3.55	1.24	0.91	1.09	0.00	0.79
*CONFIDENTIAL	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
*CONFIDENTIAL	3.65	1.76	7.43	7.41	7.43	0.50	6.70	0.65	4.62	3.10	3.50
*CONFIDENTIAL	7.59	1.34	5.88	11.62	6.24	20.28	10.66	7.46	11.89	12.95	6.97
*CONFIDENTIAL	4.63	0.92	4.80	9.73	5.11	13.40	7.17	5.36	10.46	6.07	4.60
*CONFIDENTIAL	0.00	0.00	(0.00)	0.14	0.01	0.18	0.00	0.06	0.51	0.05	0.03
*CONFIDENTIAL	0.00	0.00	0.01	1.15	0.09	0.69	0.00	0.01	1.15	0.00	0.07
*CONFIDENTIAL	0.28	0.00	0.00	0.00	0.00	0.00	0.54	0.51	0.94	1.12	0.32
*CONFIDENTIAL	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

*CONFIDENTIAL	34.93	14.85	38.99	65.66	40.67	103.20	62.39	40.65	106.25	54.84	39.63

*CONFIDENTIAL	3.05	2.74	2.69	11.86	3.27	12.18	5.80	2.69	5.04	2.98	3.46
*CONFIDENTIAL	0.00	0.00	0.31	2.16	0.43	1.17	0.07	0.79	1.34	0.08	0.32
*CONFIDENTIAL	0.02	0.16	0.01	0.00	0.01	0.68	0.04	0.08	0.45	0.00	0.10

*CONFIDENTIAL	3.06	2.91	3.01	14.02	3.71	14.04	5.91	3.56	6.84	3.07	3.87

*CONFIDENTIAL	0.20	0.26	0.12	0.23	0.13	0.00	0.19	0.06	0.06	0.15	0.16
*CONFIDENTIAL	0.07	0.08	0.00	0.18	0.01	2.02	0.97	1.06	1.46	0.55	0.45

*CONFIDENTIAL	0.27	0.34	0.12	0.41	0.14	2.02	1.16	1.12	1.52	0.71	0.61

*CONFIDENTIAL	3.06	0.09	1.71	1.68	1.70	5.78	1.87	1.13	2.14	4.53	1.78
*CONFIDENTIAL	1.49	2.41	0.50	4.63	0.76	1.16	2.10	3.70	1.51	(0.25)	1.75

*CONFIDENTIAL	4.56	2.50	2.21	6.31	2.46	6.94	3.97	4.83	3.65	4.28	3.53

*CONFIDENTIAL	0.96	0.80	0.80	2.26	0.89	10.80	3.27	0.94	1.56	0.75	1.35
*CONFIDENTIAL	1.17	0.67	0.80	1.32	0.83	0.67	2.18	1.51	1.41	0.44	0.96
*CONFIDENTIAL	0.14	0.12	0.23	0.31	0.24	0.64	0.01	0.21	0.54	0.24	0.20

*CONFIDENTIAL	2.27	1.59	1.83	3.89	1.96	12.11	5.46	2.67	3.50	1.43	2.51

*CONFIDENTIAL	0.60	1.24	1.23	5.02	1.47	6.06	2.67	1.20	2.29	1.64	1.58

*CONFIDENTIAL	0.60	1.24	1.23	5.02	1.47	6.06	2.67	1.20	2.29	1.64	1.58

*CONFIDENTIAL	0.10	0.00	0.00	1.37	0.09	0.00	0.00	0.00	0.00	0.00	0.03
*CONFIDENTIAL	0.46	0.14	(0.63)	13.58	0.26	1.61	6.33	1.59	1.73	1.92	1.16
*CONFIDENTIAL	0.80	0.33	0.01	2.07	0.14	0.19	0.25	0.52	0.44	0.00	0.29
*CONFIDENTIAL	0.19	0.01	0.33	0.32	0.33	0.32	0.02	0.04	0.04	0.06	0.12
*CONFIDENTIAL	1.04	1.69	1.02	1.02	1.02	0.93	0.96	0.32	1.36	0.83	1.06

*CONFIDENTIAL	2.59	2.17	0.73	18.35	1.84	3.05	7.56	2.47	3.58	2.82	2.66

*CONFIDENTIAL	0.00	0.00	0.00	0.01	0.00	0.22	0.16	0.45	0.01	0.00	0.10
*CONFIDENTIAL	0.00	0.00	0.06	0.00	0.05	0.00	0.00	0.01	0.03	0.01	0.02
*CONFIDENTIAL	0.00	0.15	0.00	0.11	0.01	(0.00)	(0.17)	0.03	2.69	0.05	0.09
*CONFIDENTIAL	0.00	0.00	0.01	0.07	0.01	0.00	0.00	0.15	0.00	0.02	0.03
*CONFIDENTIAL	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(0.63)	(0.09)
*CONFIDENTIAL	0.00	0.00	0.00	0.00	0.00	0.01	0.00	0.00	0.00	0.03	0.00

*CONFIDENTIAL	0.00	0.15	0.07	0.19	0.08	0.23	(0.01)	0.65	2.73	(0.51)	0.16

*CONFIDENTIAL	0.02	0.00	0.03	0.01	0.03	0.02	0.00	0.68	0.04	0.80	0.24
*CONFIDENTIAL	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.19	0.03
*CONFIDENTIAL	0.00	0.00	0.00	0.00	0.00	0.00	0.00	2.07	1.50	0.00	0.39

*CONFIDENTIAL	0.02	0.00	0.03	0.01	0.03	0.02	0.00	2.74	1.54	0.99	0.66

Total Expenses	48.31	25.75	48.22	113.85	52.35	147.67	89.11	59.89	131.90	69.27	55.40

Other Corporate Allocations	0.74	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.04

Total Controllable Expenses	49.05	25.75	48.22	113.85	52.35	147.67	89.11	59.89	131.90	69.27	55.45

EBITDA before Executive Expenses	41.53	30.16	57.24	58.95	57.35	13.12	83.63	28.95	(21.37)	(142.63)	14.21

The Budget is equal to the 0&12 Forecast for the following pages.

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Confidential Treatment

DECEMBER PROFIT & LOSS REVIEW	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	TOTAL
Revenue/Key Drivers
Total Application Units	136	523	565	85	650	243	301	606	103	2,562
Total Application Dollars	$32,035	$218,206	$201,851	$14,106	$215,957	$30,992	$56,123	$144,081	$23,073	$720,467

Total Closing Units	226	517	492	79	571	192	326	622	109	2,563
Total Closing Dollars	$52,902	$217,532	$168,170	$143,997	$182,568	$22,372	$51,873	$135,525	$25,439	$688,211
Average Loan Amounts	234,080	420,759	341,810	182,242	524,052	116,519	159,121	217,885	233,389	268,518

Purchase Closing Units	171	345	339	70	409	143	289	538	63	1,958
Purchase Closing Dollars	$4,006	$136,713	$113,988	$12,545	$126,533	$16,074	$47,095	$115,015	$16,827	$462,264
Average Loan Amount	23,425	396,269	336,249	179,210	515,459	112,405	162,960	213,783	267,102	236,090

Refi Closings – Units	55	172	153	9	162	49	37	84	46	605
Refi Closings – Dollars	$48,896	$80,820	$54,182	$1,852	$56,034	$6,298	$4,778	$20,509	$8,612	$225,948
Average Loan Amount	889,027	469,881	354,131	205,828	559,959	128,526	129,136	244,159	187,217	373,467

*CONFIDENTIAL	$33,068	$19,613	$18,726	$1,985	$20,712	$6,070	$10,212	$29,497	$6,646	$125,818
*CONFIDENTIAL	92.4%	37.2%	32.2%	12.9%	30.7%	28.2%	9.2%	15.1%	33.9%	32.8%
*CONFIDENTIAL	15.2%	20.7%	19.3%	6.4%	0.0%	18.6%	16.6%	21.1%	16.1%	N/A
*CONFIDENTIAL	62.5%	9.0%	11.1%	13.8%	11.3%	27.1%	19.7%	21.8%	26.1%	18.3%
*CONFIDENTIAL	1.37%	1.33%	1.03%	1.39%	1.06%	-0.21%	1.51%	1.35%	1.85%	1.25%
*CONFIDENTIAL	$(91)	$199	$56	$22	$51	$259	$30	$(250)	$151	$13
*CONFIDENTIAL	49.53%	68.64%	36.37%	29.46%	35.65%	-20.88%	21.79%	19.69%	50.27%	44.25%
*CONFIDENTIAL	0.00%	-0.04%	0.22%	-0.26%	0.19%	0.84%	0.30%	-0.66%	-0.08%	-0.05%
*CONFIDENTIAL	1.39%	1.40%	1.39%	1.37%	1.39%	1.00%	2.13%	0.79%	1.85%	1.34%
*CONFIDENTIAL	0.71%	0.49%	1.02%	0.96%	1.01%	0.96%	1.80%	0.52%	0.96%	0.78%
*CONFIDENTIAL	$3,251	$5,893	$4,760	$2,498	$4,447	$1,171	$3,397	$1,713	$4,320	$3,585
*CONFIDENTIAL	$991	$1,257	$1,564	$1,870	$1,606	$1,856	$1,197	$1,216	$2,783	$1,403
*CONFIDENTIAL	0.42%	0.30%	0.46%	1.03%	0.50%	1.59%	0.75%	0.56%	1.19%	0.52%
Loans over 60 days	N/A	N/A	3	N/A	0	N/A	N/A	3	N/A	6
Summary Headcount	44	46	158	26	184	91	89	171	62	687

DECEMBER PROFIT & LOSS REVIEW	PREFERRED	FIRST CAPITAL	PRINCETON	LANDOVER	PRINCETON CONSOLIDATED	AXIOM	SUNBELT	NE MOVES	LI MORTGAGE	TOTAL Ex Bumet
Revenue
*CONFIDENTIAL	722,261	2,895,264	1,738,622	200,410	1,939,032	(46,293)	785,554	1,831,355	470,014	8,597,187
*CONFIDENTIAL	55,140	143,546	162,415	24,341	186,756	13,926	134,930	214,768	8,053	757,117
*CONFIDENTIAL	(20,564)	103,105	27,534	1,712	29,245	49,726	9,735	(155,366)	16,506	32,388
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	(22,149)	(521,224)	—	—	—	—	—	—	(7,854)	(551,247)
*CONFIDENTIAL	0	512,302	35,188	7,999	43,188	20,252	23,853	66,712	3,309	669,615
*CONFIDENTIAL	—	(86,164)	378,354	(31,156)	341,197	187,169	153,217	(892,215)	(19,124)	(315,919)

Gross Revenue	734,689	3,046,807	2,345,112	197,306	2,539,418	224,781	1,107,288	1,065,254	470,905	9,188,141

Commissions	357,744	1,987,184	632,298	59,046	691,344	9,668	171,199	360,539	226,682	3,804,360

Net Revenue	376,945	1,059,624	1,709,814	13,260	1,848,074	215,113	936,088	704,715	244,222	5,384,781

Indirect Costs
*CONFIDENTIAL	86,591	233,554	355,726	45,426	401,153	170,585	167,195	347,860	148,700	1,555,639
*CONFIDENTIAL	196	259	22,773	1,638	24,411	610	744	7,077	1,067	34,337
*CONFIDENTIAL	1,137	—	23,544	—	23,544	6,996	—	7,187	3,088	41,952
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	21,852	64,260	123,847	6,894	130,740	1,898	59,122	14,876	46,112	338,861
*CONFIDENTIAL	8,990	7,117	19,430	12,739	32,168	5,905	6,501	22,794	24,484	107,960
*CONFIDENTIAL	11,451	36,320	15,782	11,651	27,432	30,362	15,674	51,065	20,922	193,226
*CONFIDENTIAL	—	—	891	—	891	890	—	—	1,321	3,102
*CONFIDENTIAL	—	—	—	244	244	500	—	—	9,000	9,744
*CONFIDENTIAL	10,873	—	—	—	—	—	9,053	2,375	2,750	25,051
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—

*CONFIDENTIAL	141,063	341,511	561,992	78,591	640,583	217,745	258,288	453,235	257,445	2,309,871

*CONFIDENTIAL	14,579	69,634	50,389	13,665	64,054	35,208	31,063	26,144	4,926	245,609
*CONFIDENTIAL	—	—	4,878	—	4,878	1,929	—	9,200	—	16,008
*CONFIDENTIAL	875	7,702	—	—	—	3,090	—	1,736	3,044	16,447

*CONFIDENTIAL	15,454	77,338	55,268	13,665	68,933	40,227	31,063	37,080	7,970	278,063

*CONFIDENTIAL	5,206	4,690	1,490	350	1,840	—	681	—	—	12,417
*CONFIDENTIAL	100	—	—	—	—	6,429	4,465	7,584	13,006	31,584

*CONFIDENTIAL	5,306	4,690	1,490	350	1,840	6,429	5,148	7,584	13,006	44,001

*CONFIDENTIAL	20,484	15,00	40,210	5,969	46,179	19,473	9,100	14,207	4,403	128,846
*CONFIDENTIAL	15,447	67,039	28,308	5,981	34,289	7,571	6,380	110,255	1,490	242,470

*CONFIDENTIAL	35,931	82,039	68,517	11,951	80,468	27,043	15,479	124,462	5,893	371,315

*CONFIDENTIAL	3,822	17,866	17,657	1,994	19,651	30,889	17,166	13,305	3,070	105,768
*CONFIDENTIAL	4,398	17,273	22,725	1,237	23,963	3,204	11,654	16,853	2,444	79,789
*CONFIDENTIAL	(63)	2,368	4,972	683	5,655	1,452	—	1,153	1,000	11,565

*CONFIDENTIAL	8,157	37,506	45,354	3,914	49,268	35,545	28,820	31,311	6,514	197,122

*CONFIDENTIAL	2,202	39,501	26,219	12,020	38,239	21,131	8,973	24,630	4,976	139,651

*CONFIDENTIAL	2,202	39,501	26,219	12,020	38,239	21,131	8,973	24,630	4,976	139,651

*CONFIDENTIAL	—	—	—	1,718	1,718	—	—	—	—	1,718
*CONFIDENTIAL	4,085	1,300	(14,538)	19,850	5,313	3,658	35,851	25,721	2,960	78,887
*CONFIDENTIAL	2,322	8,335	965	3,562	4,527	202	1,300	5,949	—	22,636
*CONFIDENTIAL	3,584	233	5,846	658	6,504	416	—	390	—	11,126
*CONFIDENTIAL	5,695	40,447	16,965	1,432	18,397	3,016	1,957	3,119	1,023	73,655

*CONFIDENTIAL	15,686	50,315	9,238	27,221	36,459	7,292	39,109	35,179	3,983	188,022

*CONFIDENTIAL	—	—	107	—	107	798	1,404	6,275	—	8,584
*CONFIDENTIAL	—	—	228	—	228	—	—	—	—	228
*CONFIDENTIAL	—	16,731	—	—	—	—	2,004	594	15	19,343
*CONFIDENTIAL	—	—	193	9	202	—	—	6,023	—	6,225
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—

*CONFIDENTIAL	—	16,731	528	9	537	798	3,408	12,891	15	34,380

*CONFIDENTIAL	114	—	760	—	760	52	—	—	—	927
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	30,000	3,500	33,500

*CONFIDENTIAL	114	—	760	—	760	52	—	30,000	3,500	34,427

Total Expenses	223,914	649,630	769,366	147,721	917,087	356,263	390,285	756,372	303,302	3,596,853

Other Corporate Allocations	3,500	—	—	—	—	—	—	—	—	3,500

Total Controllable Expenses	227,414	649,630	769,366	147,721	917,087	356,236	390,285	756,372	303,302	3,600,353

EBITDA before Executive Expenses	149,531	409,994	940,448	(9,460)	930,988	(141,150)	545,803	(51,657)	(59,080)	1,784,429

The Budget is equal to the 0&12 Forecast for the following pages.

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Confidential Treatment

DECEMBER PROFIT & LOSS REVIEW	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	TOTAL
Revenue/Key Drivers
Total Application Units	136	523	565	85	650	243	301	606	103	2,562
Total Application Dollars	$32,035	$218,206	$201,851	$14,106	$215,957	$30,992	$56,123	$144,081	$23,073	$720,467

Total Closing Units	226	517	492	79	571	192	326	622	109	2,563
Total Closing Dollars	$52,902	$217,532	$168,170	$14,397	$182,568	$22,372	$51,873	$135,525	$25,439	$688,211
Average Loan Amount	234,080	420,759	341,810	182,242	524,052	116,519	159,121	217,885	233,389	268,518

Purchase Closing Units	171	345	339	70	409	143	289	538	63	1,958
Purchase Closing Dollars	$4,006	$136,713	$113,988	$12,545	$126,533	$16,074	$47,095	$115,015	$16,827	$462,264
Average Loan Amount	23,425	396,269	336,249	179,210	515,459	112,405	162,960	213,783	267,102	236,090

Refi Closings – Units	55	172	153	9	162	49	37	84	46	605
Refi Closings – Dollars	$48,896	$80,820	$54,182	$1,852	$56,034	$6,298	$4,778	$20,509	$8,612	$225,948
Average Loan Amount	889,027	469,881	354,131	205,828	559,959	128,526	129,136	244,159	187,217	373,467

*CONFIDENTIAL	$33,068	$19,613	$18,726	$1,985	$20,712	$6,070	$10,212	$29,497	$6,646	$125,818
*CONFIDENTIAL	92.4%	37.2%	32.2%	12.9%	30.7%	28.2%	9.2%	15.1%	33.9%	32.8%
*CONFIDENTIAL	15.2%	20.7%	19.3%	6.4%	0.0%	18.6%	16.6%	21.1%	16.1%	N/A
*CONFIDENTIAL	62.5%	9.0%	11.1%	13.8%	11.3%	27.1%	19.7%	21.8%	26.1%	18.3%
*CONFIDENTIAL	1.37%	1.33%	1.03%	1.39%	1.06%	-0.21%	1.51%	1.35%	1.85%	1.25%
*CONFIDENTIAL	$(91)	$199	$58	$22	$51	$259	$30	$(250)	$151	$13
*CONFIDENTIAL	49.53%	68.64%	36.37%	29.46%	35.65%	-20.88%	21.79%	19.69%	50.27%	44.25%
*CONFIDENTIAL	0.00%	-0.04%	0.22%	-0.26%	0.19%	0.84%	0.30%	-0.66%	-0.80%	-0.05%
*CONFIDENTIAL	1.39%	1.40%	1.39%	1.37%	1.39%	1.00%	2.13%	0.79%	1.85%	1.34%
*CONFIDENTIAL	0.71%	0.49%	1.02%	0.96%	1.01%	0.96%	1.80%	0.52%	0.96%	0.78%
*CONFIDENTIAL	$3,251	$5,893	$4,760	$2,498	$4,447	$1,171	$3,397	$1,713	$4,320	$3,585
*CONFIDENTIAL	$991	$1,257	$1,564	$1,870	$1,606	$1,856	$1,197	$1,216	$2,783	$1,403
*CONFIDENTIAL	0.42%	0.30%	0.46%	1.03%	0.50%	1.59%	0.75%	0.56%	1.19%	0.52%
Loans over 60 days	N/A	N/A	3	N/A	0	N/A	N/A	3	N/A	6
Summary Headcount	44	46	158	26	184	91	89	171	62	687

DECEMBER PROFIT & LOSS REVIEW	PREFERRED	FIRST CAPITAL	PRINCETON	LANDOVER	PRINCETON CONSOLIDATED	AXIOM	SUNBELT	NE MOVES	LJ MORTGAGE	TOTAL Ex Burnet
Revenue	136.53	133.10	103.38	139.20	106.21	(20.69)	151.44	135.13	184.76	124.92
*CONFIDENTIAL	10.42	6.60	9.66	16.91	10.23	6.22	26.01	15.85	3.17	11.00
*CONFIDENTIAL	(3.89)	4.74	1.64	1.19	1.60	22.23	1.88	(11.46)	6.49	0.47
*CONFIDENTIAL	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
*CONFIDENTIAL	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
*CONFIDENTIAL	(4.19)	(23.96)	0.00	0.00	0.00	0.00	0.00	0.00	(3.09)	(8.01)
*CONFIDENTIAL	0.00	23.55	2.09	5.56	2.37	9.05	4.60	4.92	1.30	9.73
*CONFIDENTIAL	0.00	(3.96)	22.50	(25.81)	18.69	83.66	29.54	(65.83)	(7.52)	(4.59)

Gross Revenue	135.85	140.06	139.27	137.04	139.09	100.48	213.46	78.60	185.11	133.52

Commissions	67.62	91.35	37.60	41.01	37.87	4.32	33.00	26.60	89.11	55.28

Net Revenue	71.25	48.71	101.67	96.03	101.23	96.15	180.46	52.00	96.00	78.24

Indirect Costs	16.37	10.74	21.15	31.55	21.97	76.25	32.23	25.67	58.45	22.60
*CONFIDENTIAL	0.03	0.01	1.35	1.14	1.34	0.27	0.14	0.52	0.42	0.50
*CONFIDENTIAL	0.21	0.00	1.40	0.00	1.29	3.13	0.00	0.53	1.21	0.61
*CONFIDENTIAL	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
*CONFIDENTIAL	4.13	2.95	7.36	4.79	7.16	0.85	11.40	1.10	18.13	4.92
*CONFIDENTIAL	1.70	0.33	1.16	8.85	1.76	2.64	1.25	1.68	9.62	1.57
*CONFIDENTIAL	2.16	1.67	0.94	8.09	1.50	13.57	3.02	3.77	8.22	2.81
*CONFIDENTIAL	0.00	0.00	0.05	0.00	0.05	0.40	0.00	0.00	0.52	0.05
*CONFIDENTIAL	0.00	0.00	0.00	0.17	0.01	0.22	0.00	0.00	3.54	0.14
*CONFIDENTIAL	2.06	0.00	0.00	0.00	0.00	0.00	1.75	0.18	1.08	0.36
*CONFIDENTIAL	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

*CONFIDENTIAL	26.66	15.70	33.42	54.59	35.09	97.33	19.79	33.44	101.20	33.56

*CONFIDENTIAL	2.76	3.20	3.00	9.49	3.51	15.74	5.99	1.93	1.94	3.57
*CONFIDENTIAL	0.00	0.00	0.29	0.00	0.27	0.86	0.00	0.68	0.00	0.23
*CONFIDENTIAL	0.17	0.35	0.00	0.00	0.00	1.38	0.00	0.13	1.20	0.24

*CONFIDENTIAL	2.92	3.58	3.29	9.49	3.78	17.98	5.99	2.74	3.13	4.04

*CONFIDENTIAL	0.98	0.22	0.09	0.24	0.10	0.00	0.13	0.00	0.00	0.18
*CONFIDENTIAL	0.02	0.00	0.00	0.00	0.00	2.87	0.86	0.56	5.11	0.46

*CONFIDENTIAL	1.00	0.22	0.09	0.24	0.10	2.87	0.99	0.56	5.11	0.64

*CONFIDENTIAL	3.87	0.69	2.39	4.15	2.53	8.70	1.75	1.05	1.73	1.87
*CONFIDENTIAL	2.92	3.08	1.68	4.15	1.88	3.38	1.23	8.14	0.59	3.52

*CONFIDENTIAL	6.79	3.77	4.07	8.30	4.41	12.09	2.98	9.18	2.92	5.40

*CONFIDENTIAL	0.72	0.82	1.05	1.38	1.08	13.81	3.31	0.98	1.21	1.54
*CONFIDENTIAL	0.83	0.79	1.35	0.86	1.31	1.43	2.25	1.24	0.96	1.16
*CONFIDENTIAL	(0.01)	0.11	0.30	0.47	0.31	0.65	0.00	0.09	0.39	0.17

*CONFIDENTIAL	1.54	1.72	2.70	2.72	2.70	15.89	5.56	2.31	2.56	2.86

*CONFIDENTIAL	0.42	1.82	1.56	8.35	2.09	9.45	1.73	1.82	1.96	2.03

*CONFIDENTIAL	0.42	1.82	1.56	8.35	2.09	9.45	1.73	1.82	1.96	2.03

*CONFIDENTIAL	0.00	0.00	0.00	1.19	0.09	0.00	0.00	0.00	0.00	0.02
*CONFIDENTIAL	0.77	0.06	(0.86)	13.79	0.29	1.63	6.91	1.90	1.16	1.15
*CONFIDENTIAL	0.44	0.38	0.06	2.47	0.25	0.09	0.25	0.44	0.00	0.33
*CONFIDENTIAL	0.68	0.01	0.35	0.46	0.36	0.19	0.00	0.03	0.00	0.16
*CONFIDENTIAL	1.08	1.86	1.01	0.99	1.01	1.35	0.38	0.23	0.40	1.07

*CONFIDENTIAL	2.97	2.31	0.55	18.91	2.00	3.26	7.54	2.60	1.57	2.73

*CONFIDENTIAL	0.00	0.00	0.01	0.00	0.01	0.36	0.27	0.46	0.00	0.12
*CONFIDENTIAL	0.00	0.00	0.01	0.00	0.01	0.00	0.00	0.00	0.00	0.00
*CONFIDENTIAL	0.00	0.77	0.00	0.00	0.00	0.00	0.39	0.04	0.01	0.28
*CONFIDENTIAL	0.00	0.00	0.01	0.01	0.01	0.00	0.00	0.44	0.00	0.09
*CONFIDENTIAL	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
*CONFIDENTIAL	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

*CONFIDENTIAL	0.00	0.77	0.03	0.01	0.03	0.36	0.66	0.95	0.01	0.50

*CONFIDENTIAL	0.02	0.00	0.05	0.00	0.04	0.02	0.00	0.00	0.00	0.01
*CONFIDENTIAL	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
*CONFIDENTIAL	0.00	0.00	0.00	0.00	0.00	0.00	0.00	2.21	1.38	0.49

*CONFIDENTIAL	0.02	0.00	0.05	0.00	0.04	0.02	0.00	2.21	1.38	0.50

Total Expenses	42.33	29.86	45.75	102.60	50.23	159.25	75.24	55.81	119.23	52.26

Other Corporate Allocations	0.66	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.05

Total Controllable Expenses	42.99	29.86	45.75	102.60	50.23	159.25	75.24	55.81	119.23	52.31

EBITDA before Executive Expenses	28.27	18.85	55.92	(6.57)	50.99	(63.09)	105.22	(3.81)	(23.22)	25.93

The Budget is equal to the 0&12 Forecast for the following pages.

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Confidential Treatment

YTD PROFIT & LOSS REVIEW	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	*CONFIDENTIAL	TOTAL
Revenue/Key Drivers
Total Application Units	2,101	7,773	8,871	1,120	9,991	3,880	4,615	9,035	1,035	38,430
Total Application Dollars	$467,172	$3,236,918	$3,019,662	$181,285	$3,200,946	$500,379	$756,576	$2,086,193	$239,197	$10,487,381
Total Closing Units	2,592	6,606	6,464	883	7,347	2,793	3,879	7,813	817	31,847
Total Closing Dollars	$563,941	$2,759,138	$2,151,704	$144,602	$2,296,306	$327,756	$623,627	$1,742,216	$186,589	$8,499,574
Average Loan Amount	217,570	417,671	332,875	163,762	312,550	117,349	160,770	222,989	228,383	266,888
Purchase Closing Units	2,080	4,397	4,646	792	5,438	2,163	3,428	6,708	$589	24,803
Purchase Closing Dollars	$409,952	$1,794,836	$1,529,367	$126,401	$1,655,768	$229,487	$505,869	$1,478,717	$128,116	$6,202,743
Average Loan Amount	197,092	408,195	329,179	159,598	304,481	106,097	147,570	220,441	217,514	250,080
Refi Closings - Units	512	2,209	1,818	91	1,909	630	451	1,105	228	7,044
Refi Closings - Dollars	$153,989	$964,302	$622,338	$18,201	$640,539	$98,269	$117,759	$263,499	$58,473	$2,296,830
Average Loan Amount	300,760	436,533	342,320	200,010	335,536	155,983	261,106	238,461	256,462	326,069
*CONFIDENTIAL	$269,803	$107,394	$176,579	$12,255	$188,834	$46,102	$30,316	$308,241	$12,127	$962,818
*CONFIDENTIAL	27.3%	34.9%	28.9%	12.6%	27.9%	30.0%	18.9%	15.1%	31.3%	27.0%
*CONFIDENTIAL	18.0%	22.2%	19.4%	5.4%	0.0%	17.0%	16.5%	21.9%	15.9%	N/A
*CONFIDENTIAL	47.8%	3.9%	8.2%	8.5%	8.2%	14.1%	4.9%	17.7%	6.5%	11.3%
*CONFIDENTIAL	1.51%	1.22%	1.05%	1.38%	1.07%	1.51%	1.43%	1.36%	0.99%	1.25%
*CONFIDENTIAL	$(23)	$216	$78	$33	$73	$274	$35	$(241)	$143	$33
*CONFIDENTIAL	47.44%	68.50%	55.14%	45.77%	54.39%	73.68%	49.41%	39.24%	94.05%	56.10%
*CONFIDENTIAL	0.00%	0.06%	0.42%	0.67%	0.44%	0.88%	0.71%	0.07%	0.98%	0.26%
*CONFIDENTIAL	1.62%	1.39%	1.64%	2.36%	1.68%	2.72%	2.44%	1.42%	2.04%	1.63%
*CONFIDENTIAL	0.91%	0.56%	1.05%	1.73%	1.10%	1.61%	1.73%	0.89%	1.11%	0.93%
*CONFIDENTIAL	$3,524	$5,815	$5,443	$3,861	$5,253	$3,194	$3,917	$3,168	$4,658	$4,359
*CONFIDENTIAL	$1,051	$1.075	$1,605	$1,864	$1,636	$1,733	$1,433	$1,336	$3,012	$1,417
*CONFIDENTIAL	0.48%	0.26%	0.48%	1.14%	0.52%	1.48%	0.89%	0.60%	1.32%	0.53%
Loans over 60 days	N/A	2	37	0	0	27	0	95	0	161
Summary Headcount	44	46	158	26	184	91	89	171	62	687

YTD PROFIT & LOSS REVIEW	PREFERRED	FIRST CAPITAL	PRINCETON	LANDOVER	PRINCETON CONSOLIDATED	AXIOM	SUNBELT	NE MOVES	LI MORTGAGE	TOTAL Ex Burnet
Revenue
*CONFIDENTIAL	8,488,556	33,561,716	22,656,297	1,989,371	24,645,669	4,955,781	8,945,863	23,627,519	1,853,877	106,078,982
*CONFIDENTIAL	498,980	1,603,096	2,358,718	292,250	2,650,968	(50,476)	1,431,062	1,306,870	96,966	7,537,466
*CONFIDENTIAL	(59,411)	1,425,218	504,883	29,248	534,131	765,487	137,650	(1,879,858)	116,994	1,040,210
*CONFIDENTIAL	(3,586)	—	0	—	0	(86,067)	—	(118,186)	5,794	(202,045)
*CONFIDENTIAL	(95,798)	—	(140,238)	(13,488)	(153,726)	(49,786)	(140,468)	41,625	(28,022)	(426,174)
*CONFIDENTIAL	307,053	(10,708)	66,989	16,472	83,461	2,196	—	(147,753)	(61,175)	173,074
*CONFIDENTIAL	(378)	125,787	633,202	119,322	752,525	513,338	399,401	749,270	(5,650)	2,534,293
*CONFIDENTIAL	—	1,711,311	9,104,316	976,018	10,080,334	2,871,062	4,419,422	1,170,021	1,827,191	22,079,341
Gross Revenue	9,135,417	38,416,420	35,184,167	3,409,194	38,593,361	8,921,536	15,192,930	24,749,509	3,805,975	138,815,146
Commissions	4,027,097	22,989,903	12,493,196	910,503	13,403,699	3,651,631	4,420,407	9,271,535	1,743,604	59,507,875
Net Revenue	5,108,319	15,426,517	22,690,971	2,498,692	25,189,662	5,269,904	10,772,523	15,477,974	2,062,371	79,307,271
Indirect Costs
*CONFIDENTIAL	1,047,634	2,862,432	3,924,385	459,321	4,383,706	2,106,171	2,210,890	4,317,908	1,403,771	18,332,513
*CONFIDENTIAL	8,594	7,534	286,705	47,303	334,007	10,937	39,066	156,770	6,647	563,556
*CONFIDENTIAL	3,497	116,506	280,363	8,395	288,758	116,491	77,534	158,970	20,302	782,058
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	205,637	484,519	1,597,934	107,085	1,705,019	16,515	417,719	113,352	86,252	3,029,013
*CONFIDENTIAL	427,855	370,905	1,265,709	167,968	1,433,677	664,657	664,984	1,300,559	221,797	5,084,434
*CONFIDENTIAL	260,879	254,443	1,031,744	140,706	1,172,449	439,303	446,975	933,625	195,202	3,702,877
*CONFIDENTIAL	—	—	(452)	1,981	1,529	5,759	—	10,499	9,456	27,242
*CONFIDENTIAL	—	—	3,212	16,631	19,843	22,661	—	1,350	21,500	65,354
*CONFIDENTIAL	15,879	—	—	58	58	—	33,653	88,940	17,581	156,110
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	1,969,976	4,096,339	8,389,599	949,446	9,339,045	3,382,494	3,890,821	7,081,974	1,982,509	31,743,158
*CONFIDENTIAL	171,906	756,591	579,273	171,450	750,723	399,371	361,962	469,105	94,075	3,003,732
*CONFIDENTIAL	—	—	66,787	31,171	97,958	38,484	4,123	136,932	25,035	302,532
*CONFIDENTIAL	875	45,470	2,033	71	2,103	22,360	2,452	13,686	8,446	95,393
*CONFIDENTIAL	172,781	802,061	648,093	202,691	850,784	460,215	368,538	619,723	127,656	3,401,657
*CONFIDENTIAL	11,208	72,612	26,749	3,336	30,085	—	11,777	10,152	1,092	136,926
*CONFIDENTIAL	4,119	21,599	—	2,626	2,626	66,191	60,651	185,024	27,228	367,437
*CONFIDENTIAL	15,327	94,211	26,749	5,962	32,710	66,191	72,428	195,176	28,320	504,363
*CONFIDENTIAL	172,786	24,326	366,969	24,295	391,264	189,538	116,549	196,386	39,921	1,130,771
*CONFIDENTIAL	84,092	665,976	107,836	66,898	174,734	37,941	130,835	644,940	28,259	1,766,776
*CONFIDENTIAL	256,878	690,302	474,805	91,194	565,998	227,479	247,383	841,326	68,180	2,897,547
*CONFIDENTIAL	54,116	220,334	171,300	32,713	204,013	353,886	203,886	164,578	29,048	1,229,860
*CONFIDENTIAL	65,779	185,235	171,097	19,098	190,195	21,918	136,066	262,946	26,296	888,435
*CONFIDENTIAL	8,122	33,857	50,325	4,417	54,742	20,998	530	37,242	10,032	165,524
*CONFIDENTIAL	128,017	439,426	392,722	56,229	446,951	396,801	340,482	464,766	65,376	2,283,819
*CONFIDENTIAL	33,651	342,192	265,137	72,565	337,702	198,675	166,768	209,378	42,709	1,331,074
*CONFIDENTIAL	33,651	342,192	265,137	72,565	337,702	198,675	166,768	209,378	42,709	1,331,074
*CONFIDENTIAL	5,432	—	—	19,763	19,763	—	—	—	—	25,195
*CONFIDENTIAL	25,904	38,877	(136,463)	196,327	59,865	52,761	394,815	277,822	32,259	882,302
*CONFIDENTIAL	45,210	91,584	2,627	29,883	32,510	6,178	15,439	90,593	8,287	289,801
*CONFIDENTIAL	10,755	1,387	71,325	4,577	75,902	10,482	1,105	7,268	796	107,695
*CONFIDENTIAL	58,815	467,662	219,173	14,803	233,976	30,413	59,966	55,124	25,459	931,414
*CONFIDENTIAL	146,116	599,509	156,663	265,353	422,015	99,834	471,325	430,807	68,800	2,238,406
*CONFIDENTIAL	85	—	703	90	793	7,243	10,252	78,954	240	97,566
*CONFIDENTIAL	—	—	11,966	—	11,966	—	—	2,554	500	15,020
*CONFIDENTIAL	40	40,109	1	1,639	1,640	(0)	(10,889)	5,319	50,160	86,380
*CONFIDENTIAL	—	—	2,154	1,017	3,171	—	—	26,679	—	29,850
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	250	—	—	—	250
*CONFIDENTIAL	125	40,109	14,823	2,746	17,569	7,493	(637)	113,506	50,901	229,066
*CONFIDENTIAL	1,255	—	6,018	75	6,093	771	—	117,981	742	126,842
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	360,000	28,000	388,000
*CONFIDENTIAL	1,255	—	6,018	75	6,093	771	—	477,981	28,742	514,842
Total Expenses	2,724,126	7,104,150	10,374,608	1,646,260	12,020,868	4,839,951	5,557,108	10,434,636	2,461,093	45,141,932
Other Corporate Allocations	42,000	—	—	—	—	—	—	—	—	42,000
Total Controllable Expenses	2,766,126	7,104,150	10,374,608	1,646,260	12,020,868	4,839,951	5,557,108	10,434,636	2,461,093	45,183,932
EBITDA before Executive Expenses	2,342,193	8,322,367	12,316,363	852,432	13,168,795	429,953	5,215,415	5,043,338	(398,722)	34,123,339
The Budget is equal to the 0&12 Forecast for the following pages.

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Confidential Treatment

*CONFIDENTIAL PROFIT & LOSS REVIEW	Dec-04	BUDGET	FORECAST	BUDGET VOLUME ACTUALS	BUDGET VARIANCE	BUDGET PRODUCTIVITY VARIANCE
Revenue/Key Drivers
Total Application Units	136	290	172	138	(154)	—
Total Application Dollars	$32,035	$56,613	$38,000	$32,035	$(24,578)	$—

Total Closing Units	226	174	165	226	52	—
Total Closing Dollars	$52,902	$33,930	$35,600	$52,902	$18,972	$—
Average Loan Amount	234,080	195,000	215,758	234,080

Purchase Closing Units	171	153	124	171	18	—
Purchase Closing Dollars	$4,006	$29,852	$26,788	$4,006	$(25,847)	$—
Average Loan Amount	23,425	195,000	218,471	23,425

Refi Closings - Units	55	21	41	55	34	—
Refi Closings - Dollars	$48,898	$4,076	$8,812	$48,896	$44,819	$—
Average Loan Amount	889,027	195,000	213,619	889,027

*CONFIDENTIAL	$33,068		$17,200
*CONFIDENTIAL	92.4%	12.0%	24.8%	92.4%
*CONFIDENTIAL	15.2%
*CONFIDENTIAL	62.5%		48.3%
*CONFIDENTIAL	1.37%	1.50%	1.50%	1.50%
*CONFIDENTIAL	(91)	(45)	(50)	(54)
*CONFIDENTIAL	49.53%	42.00%	48.00%	42.00%
*CONFIDENTIAL	0.00%	0.00%	0.00%	0.00%
*CONFIDENTIAL	1.39%	1.71%	1.64%	1.71%
*CONFIDENTIAL	0.71%	1.08%	0.92%	1.08%
*CONFIDENTIAL	$3,251	$3,336	$3,548	$4,004
*CONFIDENTIAL	$991	$1,425	$1,349	$1,220
*CONFIDENTIAL	0.42%	0.73%	0.63%	0.52%
Loans over 60 days	N/A	N/A	N/A	N/A
Summary Headcount	44	50	43	50	(6)	(6)

PROFIT & LOSS REVIEW	Dec-04	BUDGET	FORECAST	BUDGET VOLUME ACTUALS	BUDGET VARIANCE	BUDGET PRODUCTIVITY VARIANCE
Revenue	722,261	508,950	534,000	793,532	213,311	(71,271)
*CONFIDENTIAL	55,140	50,830	31,139	79,252	4,310	(24,112)
*CONFIDENTIAL	(20,564)	(7,830)	(8,250)	(12,208)	(12,734)	(8,355)
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	(22,149)	16,500	28,500	25,726	(38,649)	(47,875)
*CONFIDENTIAL	0	12,000	—	18,710	(12,000)	(18,710)
*CONFIDENTIAL	—	—	—	—	—	—

Gross Revenue	734,689	580,450	585,359	905,012	154,239	(170,323)

Commissions	357,744	213,759	256,320	333,283	143,985	24,460

Net Revenue	376,946	366,691	329,069	571,728	10,254	(194,763)

Indirect Costs
*CONFIDENTIAL	86,591	100,555	93,373	100,555	(13,984)	(13,964)
*CONFIDENTIAL	169	—	—	—	169	169
*CONFIDENTIAL	1,137	250	250	390	887	747
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	21,582	13,003	18.838	20,274	8,549	1,579
*CONFIDENTIAL	8,990	25,145	24.478	25,145	(16,155)	(16,155)
*CONFIDENTIAL	11,451	30,359	15.141	30,359	(18,908)	(18,908)
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	10,873	5,500	5,500	5,500	5,373	5,373
*CONFIDENTIAL	—	—	—	—	—	—

*CONFIDENTIAL	141,063	174,812	157,580	182,222	(33,748)	(41,159)

*CONFIDENTIAL	14,579	15,125	15,125	15,125	(546)	(546)
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	875	—	—	—	875	875

*CONFIDENTIAL	15,454	15,125	15,125	15,125	329	329

*CONFIDENTIAL	5,206	1,500	1,500	1,500	3,706	3,706
*CONFIDENTIAL	100	4,950	4,900	4,950	(4,850)	(4,850)

*CONFIDENTIAL	5,306	6,450	6,400	6,450	(1,144)	(1,144)

*CONFIDENTIAL	20,484	8,100	12,000	12,629	12,384	7,855
*CONFIDENTIAL	15,447	7,250	7,250	7,250	6,197	8,197

*CONFIDENTIAL	35,931	15,350	19,250	19,879	20,581	16,052

*CONFIDENTIAL	3,822	12,320	4,500	19,209	(8.498)	(15,387)
*CONFIDENTIAL	4,398	7,169	5,002	11,178	(2,771)	(6,779)
*CONFIDENTIAL	(63)	1,200	1,200	1,871	(1,263)	(1,934)

*CONFIDENTIAL	8,157	20,689	10,702	32,258	(12,532)	(24,101)

*CONFIDENTIAL	2,202	7,106	2,975	11,079	(4,904)	(8,877)

*CONFIDENTIAL	2,202	7,106	2,975	11,079	(4,904)	(8,877)

*CONFIDENTIAL	—	750	750	1,169	(750)	(1,169)
*CONFIDENTIAL	4,085	2,308	2,308	2,308	1,777	1,777
*CONFIDENTIAL	2,322	—	2,500	—	2,322	2,322
*CONFIDENTIAL	3,584	650	650	650	2,934	2,934
*CONFIDENTIAL	5,695	4,380	4,158	4,380	1,315	1,315

*CONFIDENTIAL	15,686	8,088	10,366	8,507	7,598	7,179

*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	—	250	250	250	250	250
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—

*CONFIDENTIAL	—	250	250	250	(250)	(250)

*CONFIDENTIAL	114	—	—	—	114	114

*CONFIDENTIAL	114	—	—	—	114	114

Total Expenses	223,914	247,870	222,648	275,771	(23,956)	(51,857)

Allocation	3,500	—	3,500	—	3,500	3,500

Total Controllable Expenses	227,414	247,870	226,148	275,771	(20,456)	(48,357)

EBITDA before Executive Expenses	149,531	118,821	102,920	295,957	30,710	(146,426)

EBITDA before Executive Expenses-BPS	28.27	22.46	19.45	55.94

The Budget is equal to the 0&12 Forecast for the following pages.

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Confidential Treatment

*	YTD total only includes actual expenses.

*CONFIDENTIAL YTD PROFIT & LOSS REVIEW	Jan-04	Feb-04	Mar-04	Apr-04	May-04	Jun-04	Jul-04	Aug-04	Sep-04
Revenue/Key Drivers
Total Application Units	161	159	270	133	131	197	164	224	191
Total Application Dollars	$32,087	$34,584	$56,877	$31,817	$26,089	$42,698	$35,469	$48,198	$48,748

Total Closing Units	118	166	222	255	278	272	249	195	209
Total Closing Dollars	$21,424	$32,926	$44,051	$51,871	$60,851	$65,207	$55,163	$42,707	$45,739
Average Loan Amount	181,559	198,351	198,428	202,633	218,888	239,731	221,536	219,008	218,848

Purchase Closing Units	95	121	159	184	215	237	238	173	172
Purchase Closing Dollars	$16,846	$24,107	$29,609	$35,88	$44,539	$58,314	$53,207	$38,184	$36,332
Average Loan Amount	177,326	199,234	186,223	195,006	207,157	237,611	223,558	220,718	211,231

Refi Closings – Units	23	45	63	71	63	35	11	22	37
Refi Closings – Dollars	$4,578	$8,819	$14,442	$15,790	$16,312	$8,893	$1,956	$4,522	$9,407
Average Loan Amount	199,043	195,978	229,233	222,399	258,925	254,082	177,800	205,567	254,255

*CONFIDENTIAL	$9,687	$9,336	$13,696	$21,452	$26,977	$32,251	$27,595	$23,513	$23,759
*CONFIDENTIAL	21.4%	26.8%	32.8%	30.6%	26.8%	13.6%	3.5%	10.6%	20.6%
*CONFIDENTIAL	19.1%	17.5%	18.3%	19.4%	19.4%	16.1%	18.3%	14.7%	19.5%
*CONFIDENTIAL	45.2%	28.4%	31.1%	41.5%	44.3%	49.5%	50.0%	55.1%	51.9%
*CONFIDENTIAL	1.77%	1.70%	1.59%	1.44%	1.45%	1.33%	1.51%	1.70%	1.53%
*CONFIDENTIAL	3	(0)	(2)	(3)	1	(1)	(13)	(25)	(14)
*CONFIDENTIAL	48.06%	43.45%	44,27%	50.15%	45.82%	53.03%	48.11%	48.88%	47.95%
*CONFIDENTIAL	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
*CONFIDENTIAL	2.05%	1.86%	1.68%	1.61%	1.53%	1.53%	1.62%	1.71%	1.62%
*CONFIDENTIAL	1.20%	1.12%	0.98%	0.89%	0.86%	0.82%	0.90%	0.92%	0.89%
*CONFIDENTIAL	$3,728	$3,681	$3,341	$3,259	$3,345	$3,662	$3,598	$3,751	$3,547
*CONFIDENTIAL	$1,788	$1,218	$1,135	$949	852	$991	$1,016	$990	$1,058
*CONFIDENTIAL	0.98%	0.61%	0.57%	0.47%	0.39%	0.41%	0.48%	0.45%	0.46%
Loans over 60 days	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Summary Headcount	43	44	44	45	44	44	42	43	43

YTD PROFIT & LOSS REVIEW	Jan-04	Feb-04	Mar-04	Apr-04	May-04	Jun-04	Jul-04	Aug-04	Sep-04
Revenue	379,766	559,581	699,811	744,577	881,556	869,223	835,479	728,087	698,059
*CONFIDENTIAL	14,316	28,277	47,251	51,848	52,978	54,519	38,901	39,815	40,925
*CONFIDENTIAL	325	(1)	(464)	(688)	218	(190)	(3,172)	(4,803)	(2,993)
*CONFIDENTIAL	(1,993)	425	(790)	(120)	(1,065)	(43)	—	—	—
*CONFIDENTIAL	—	(12,475)	(13,258)	(12,572)	(12,573)	(10,996)	(506)	(30,175)	(3,245)
*CONFIDENTIAL	26,700	13,469	52,111	48,179	8,744	83,459	25,127	457	8,483
*CONFIDENTIAL	20,738	21,802	(42,916)	—	—	—	—	(0)	(1)
*CONFIDENTIAL		—	—	—	—	—	—	—	—

Gross Revenue	439,852	811,078	741,747	831,046	929,658	995,972	895,829	731,361	741,229

Commissions	182,523	243,146	309,792	373,407	403,918	460,917	401,908	340,381	334,698

Net Revenue	257,329	367,932	431,965	457,639	525,940	535,055	493,922	390,980	406,530

Indirect Costs
*CONFIDENTIAL	86,803	74,742	95,608	79,231	82,817	95,249	83,115	90,546	93,170
*CONFIDENTIAL	6552	23	—	—	—	76	804	382	203
*CONFIDENTIAL	64	—	—	640	533	—	—	203	148
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	11,352	8,744	16,094	16,606	19,139	25,964	25,033	15,953	18,164
*CONFIDENTIAL	35,866	31,961	36,819	43,767	42,909	47,987	44,794	37,744	31,416
*CONFIDENTIAL	34,564	20,495	23,634	29,318	29,367	31,858	24,528	18,431	13,770
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	(75)	975	25	399	2,578	3,503	1,244	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—

*CONFIDENTIAL	175,128	136,940	172,150	169,960	177,343	204,635	179,516	363,258	156,871

*CONFIDENTIAL	13,981	13,981	13,981	14,978	14,180	14,180	28,659	(351)	14,579
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—

*CONFIDENTIAL	13,981	13,981	13,981	14,976	14,180	14,180	28,659	(351)	14,579

*CONFIDENTIAL	879	—	579	310	(0)	1,707	—	—	600
*CONFIDENTIAL	(4,028)	1,355	1,088	50	2,059	698	1,191	24	149

*CONFIDENTIAL	(3,149)	1,365	1,697	360	2,053	2,404	1,191	24	749

*CONFIDENTIAL	7,996	17,061	11,590	11,851	13,113	14,443	15,323	11,783	14,927
*CONFIDENTIAL	2,368	14,562	11,693	7,249	5,425	3,870	4,041	2,919	8,129

*CONFIDENTIAL	10,364	31,624	23,283	19,100	16,538	18,314	19,365	14,702	23,058

*CONFIDENTIAL	4,530	3,512	7,286	3,737	4,248	5,101	4,678	2,724	5,256
*CONFIDENTIAL	2,775	4,745	7,266	7,745	7,626	5,659	4,883	3,762	5,082
*CONFIDENTIAL	694	907	272	1,814	—	309	871	442	500

*CONFIDENTIAL	7,899	9,164	14,824	13,295	11,874	11,069	10,432	6,928	10,838

*CONFIDENTIAL	1,801	2,646	2,981	3,778	4,699	4,172	2,665	1,689	1,648

*CONFIDENTIAL	1,801	2,646	2,981	3,778	4,699	4,172	2,665	1,689	1,648

*CONFIDENTIAL	1,561	1,477	895	522	287	—	—	389	—
*CONFIDENTIAL	1,150	1,150	1,150	2,760	1,150	1,150	1,677	2,140	3,224
*CONFIDENTIAL	—	100	13,683	6,851	2,737	6,081	2,222	2,222	2,222
*CONFIDENTIAL	120	1,285	3,398	988	664	623	198	(1,152)	461
*CONFIDENTIAL	1,719	2,496	3,938	7,393	3,280	6,870	7,141	3,094	7,342

*CONFIDENTIAL	4,850	8,508	23,064	20,514	8,119	14,724	11,239	6,694	13,269

*CONFIDENTIAL	(2)	(14)	—	88	—	12	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	(0)	—	39	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—

*CONFIDENTIAL	(2)	(14)	39	88	—	12	—	—	—

*CONFIDENTIAL	7	46	24	1	57	30	15	28	41

*CONFIDENTIAL	7	46	24	1	57	30	15	28	41

Total Expenses	210,979	202,251	252,044	242,074	236,863	269,539	253,081	192,973	221,051

Allocation	3,500	3,500	3,500	3,500	3,500	3,500	3,500	3,500	3,500

Total Controllable Expenses	214,479	205,751	255,544	245,574	240,363	273,039	256,581	196,473	224,551

EBITDA before Executive Expenses	42,850	162,181	176,411	212,085	285,577	262,016	237,341	194,507	181,980

EBITDA before Executive Expenses-BPS	20.00	49.26	40.05	41.04	46.93	40.18	43.03	45.55	39.79

YTD PROFIT & LOSS REVIEW	Oct-04	Nov-04	Dec-04	YTD	BUDGET	BUDGET VOLUME ACTUALS	BUDGET VARIANCE	BUDGET PRODUCTIVITY
Revenue/Key Drivers
Total Application Units	148	187	136	2,101	3,004	2,101	(903)	—
Total Application Dollars	$34,421	$44,150	$32,035	$467,172	$585,794	$467,172	$(118,622)	$—

Total Closing Units	193	209	226	2,592	2,343	2,592	249	—
Total Closing Dollars	$42,697	$46,603	$52,902	$563,941	$456,885	$563,941	$107,056	$—
Average Loan Amount	221,228	232,550	234,080	217,570	195,000	217,570	22,570

Purchase Closing Units	154	161	171	2,080	2,153	2,080	(73)	—
Purchase Closing Dollars	$33,483	$37,444	$4,006	$409,952	$419,799	$409,952	$(9,847)	$—
Average Loan Amount	217,420	232,574	23,425	197,092	195,000	197,092

Refi Closings – Units	39	48	55	512	190	512	322	—
Refi Closings – Dollars	$9,214	$11,159	$48,896	$153,989	$37,086	$153,989	$116,903	$—
Average Loan Amount	236,264	232,470	889,027	300,760	195,000	300,760

*CONFIDENTIAL	$20,367	$28,102	$33,068	$269,803
*CONFIDENTIAL	21.6%	23.0%	92.4%	27.3%	8.1%	27.3%
*CONFIDENTIAL	18.4%	22.4%	15.2%	18.0%
*CONFIDENTIAL	47.7%	57.8%	62.5%	47.8%
*CONFIDENTIAL	1.48%	1.52%	1.37%	1.51%	1.50%	1.50%
*CONFIDENTIAL	(75)	(61)	(91)	(23)	—	—
*CONFIDENTIAL	45.01%	45.15%	49.53%	47.44%	42.00%	42.00%
*CONFIDENTIAL	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
*CONFIDENTIAL	1.66%	1.59%	1.39%	1.62%	1.70%	1.70%
*CONFIDENTIAL	0.99%	0.91%	0.71%	0.91%	1.07%	1.07%
*CONFIDENTIAL	$3,672	$3,704	$3,251	$3,524	$3,318	$3,702
*CONFIDENTIAL	$1,147	$947	$991	$1,051	$1,194	$1,124
*CONFIDENTIAL	0.52%	0.41%	0.42%	0.48%	0.61%	0.52%
Loans over 60 days	N/A	N/A	N/A	N/A	N/A	N/A
Summary Headcount	44	43	44	44	50	50	—	(6)

YTD PROFIT & LOSS REVIEW	Oct-04	Nov-04	Dec-04	YTD	BUDGET	BUDGET VOLUME ACTUALS	BUDGET VARIANCE	BUDGET PRODUCTIVITY
Revenue	633,972	738,204	722,281	8,488,556	6,853,275	8,459,113	1,635,281	29,443
*CONFIDENTIAL	37,875	37,335	55,140	498,980	691,165	853,141	(192,205)	(354,161)
*CONFIDENTIAL	(14,398)	(12,704)	(20,564)	(59,411)	—	—	(59,411)	(59,411)
*CONFIDENTIAL	—	—	—	(3,586)	(6,000)	(7,408)	2,414	3,820
*CONFIDENTIAL	—	—	—	(95,798)	(105,435)	(130,140)	9,637	34,343
*CONFIDENTIAL	51,213	11,260	(22,149)	307,053	198,000	244,395	109,053	62,658
*CONFIDENTIAL	(0)	(0)	0	(378)	144,000	177,742	(144,378)	(178,120)
*CONFIDENTIAL	—	—	—	—	—	—	—	—

Gross Revenue	708,662	774,095	734,689	9,135,417	7,775,025	9,596,844	1,380,392	(461,428)

Commissions	285,361	333,301	357,744	4,027,097	2,878,376	3,552,827	1,148,722	474,270

Net Revenue	423,300	440,794	376,945	5,108,319	4,895,650	6,044,017	211,670	(935,698)

Indirect Costs
*CONFIDENTIAL	91,508	88,254	66,591	1,047,634	1,129,704	1,129,704	(82,070)	(82,070)
*CONFIDENTIAL	241	145	169	6,594	—	—	8,594	8,594
*CONFIDENTIAL	376	396	1,137	3,497	3,000	3,000	497	497
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	14,850	11,888	21,852	205,637	116,299	143,549	99,339	62,088
*CONFIDENTIAL	36,874	28,727	8,990	427,855	320,646	320,648	107,206	107,208
*CONFIDENTIAL	12,531	10,938	11,451	280,879	381,994	381,994	(121,115)	(121,115)
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	216	(3,860)	10,873	15,879	16,000	16,000	(121)	(121)
*CONFIDENTIAL	—	—	—	—	—	—	—	—

*CONFIDENTIAL	156,595	136,487	141,065	1,969,976	1,867,463	1,994,694	2,333	(24,918)

*CONFIDENTIAL	14,579	14,579	14,579	171,906	178,989	178,989	(7,083)	(7,083)
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	875	875	—	—	875	875

*CONFIDENTIAL	14,579	14,579	15,454	172,781	178,989	178,989	(6,208)	(6,208)

*CONFIDENTIAL	1,927	—	5,206	11,208	6,000	6,000	5,208	5,208
*CONFIDENTIAL	509	930	100	4,119	44,550	44,550	(40,431)	(40,431)

*CONFIDENTIAL	2,437	930	8,306	15,327	50,560	50,560	(35,223)	(35,223)

*CONFIDENTIAL	14,687	19,526	20,484	172,766	106,000	130,838	66,786	41,949
*CONFIDENTIAL	4,539	3,850	15,447	84,092	109,000	109,000	(24,908)	(24,908)

*CONFIDENTIAL	19,226	25,375	35,931	258,878	215,000	239,838	41,878	17,041

*CONFIDENTIAL	4,718	4,503	3,822	54,116	110,880	138,861	(58,764)	(82,745)
*CONFIDENTIAL	5,454	6,385	4,398	65,779	79,336	97,926	(13,557)	(32,146)
*CONFIDENTIAL	1,800	577	(63)	8,122	8,000	9,875	122	(1,753)

*CONFIDENTIAL	11,973	11,465	8,157	128,017	198,216	244,661	(70,199)	(116,644)

*CONFIDENTIAL	2,662	2,707	2,202	33,651	63,954	78,940	(30,303)	(45,289)

*CONFIDENTIAL	2,662	2,707	2,202	33,651	63,954	78,940	(30,303)	(45,289)

*CONFIDENTIAL	—	—	—	5,432	6,750	8,332	(1,318)	(2,900)
*CONFIDENTIAL	3,630	2,638	4,065	25,904	27,696	27,696	(1,792)	(1,792)
*CONFIDENTIAL	2,547	2,222	2,322	45,210	42,000	42,000	3,210	3,210
*CONFIDENTIAL	418	148	3,584	10,755	7,800	7,800	2,955	2,955
*CONFIDENTIAL	5,948	3,898	5,695	58,815	37,840	37,840	20,975	20,975

*CONFIDENTIAL	12,543	8,906	15,686	146,116	122,086	123,868	24,030	22,448

*CONFIDENTIAL	—	—	—	85	—	85	85	85
*CONFIDENTIAL	—	—	—	—	1,000	1,000	(1,000)	(1,000)
*CONFIDENTIAL	1,096	(1,096)	—	40	—	—	40	40
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—

*CONFIDENTIAL	1,098	(1,096)	—	125	1,000	1,000	(875)	(875)

*CONFIDENTIAL	244	648	114	1,255			1,255	1,255

*CONFIDENTIAL	244	648	114	1,255	—	—	1,255	1,255

Total Expenses	221,358	198,002	223,914	2,724,126	2,797,438	2,912,539	(73,312)	(188,412)

Allocation	3,500	3,500	3,500	42,000	—	—	42,000	42,000

Total Controllable Expenses	224,858	201,502	227,414	2,766,126	2,797,438	2,912,539	(31,312)	(146,412)

EBITDA before Executive Expenses	198.442	239,292	149,531	2,342,193	2,099,212	3,131,479	242,982	(789,285)

EBITDA before Executive Expenses-BPS	46.48	49.23	28.27	41.83	45.95	55.53

The Budget is equal to the 0 &12 Forecast for the following pages.

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Confidential Treatment

*CONFIDENTIAL PROFIT & LOSS REVIEW	Dec-04	BUDGET	FORECAST	BUDGET VOLUME ACTUALS	BUDGET VARIANCE	BUDGET PRODUCTIVITY VARIANCE
Revenue/Key Drivers
Total Application Units	523	522	518	523	1	—
Total Application Dollars	$218,206	$185,471	$225,000	$218,206	$32,735	$—

Total Closing Units	517	454	438	517	63	—
Total Closing Dollars	$217,532	$165,528	$190,000	$217,532	$52,004	$—
Average Loan Amount	420,759	364,599	433,790	420,759

Purchase Closing Units	345	364	372	345	(19)	—
Purchase Closing Dollars	$136,713	$132,534	$181,500	$136,713	$4,179	$—
Average Loan Amount	396,269	364,599	433,790	396,269

Refi Closings - Units	172	90	66	172	82	—
Refi Closings - Dollars	$80,820	$32,994	$28,500	$80,820	$47,826	$—
Average Loan Amount	469,881	364,599	433,790	469,881

*CONFIDENTIAL	$19,613		$10,000
*CONFIDENTIAL	37.2%	19.9%	15.0%	37.2%
*CONFIDENTIAL	20.7%
*CONFIDENTIAL	9.0%		5.3%
*CONFIDENTIAL	1.33%	1.35%	1.25%	1.35%
*CONFIDENTIAL	199	180	225	206
*CONFIDENTIAL	68.64%	70.27%	70.19%	70.27%
*CONFIDENTIAL	-0.04%	0.11%	0.11%	0.11%
*CONFIDENTIAL	1.40%	1.64%	1.48%	1.54%
*CONFIDENTIAL	0.49%	0.69%	0.61%	0.69%
*CONFIDENTIAL	$5,893	$5,976	$6,438	6,896	6,696
*CONFIDENTIAL	$1,257	$1,217	$1,435	1,123
*CONFIDENTIAL	0.30%	0.33%	0.33%	0.27%
Loans over 60 days	N/A	N/A	N/A	N/A
Summary Headcount	48	48	48	48	(2)	(2)

PROFIT & LOSS REVIEW	Dec-04	BUDGET	FORECAST	BUDGET VOLUME ACTUALS	BUDGET VARIANCE	BUDGET PRODUCTIVITY VARIANCE
Revenue
*CONFIDENTIAL	2,895,264	2,234,628	2,375,000	2,936,689	860,836	(41,425)
*CONFIDENTIAL	143,546	115,770	111,690	152,142	27,776	(8,596)
*CONFIDENTIAL	103,105	81,764	98,503	107,452	21,341	(4,347)
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	(521,244)	107,109	35,000	140,760	(628,353)	(662,004)
*CONFIDENTIAL	521,302	—	—	—	512,302	512,302
*CONFIDENTIAL	(86,164)	173,804	199,500	228,499	(259,959)	(314,573)

Gross Revenue	3,046,607	2,713,076	2,819,693	3,565,452	333,732	(518,644)

Commissions	1,987,184	1,570,227	1,667,084	2,063,551	416,957	(76,367)

Net Revenue	1,059,624	1,142,848	1,152,809	1,501,901	(63,225)	(442,277)

Indirect Costs
*CONFIDENTIAL	233,564	237,021	231,798	237,021	(3,467)	(3,467)
*CONFIDENTIAL	259	—	—	—	259	259
*CONFIDENTIAL	—	17,000	10,000	22,341	(17,000)	(22,341)
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	64,260	23,334	30,670	30,665	40,928	33,595
*CONFIDENTIAL	7,117	30,433	34,770	30,433	(23,316)	(23,316)
*CONFIDENTIAL	36,320	14,346	14,030	14,346	21,974	21,974
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—

*CONFIDENTIAL	341,511	322,135	321,267	334,806	19,376	6,705

*CONFIDENTIAL	69,634	66,423	66,423	66,423	3,211	3,211
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	7,702	5,056	5,056	5,056	2,646	2,646

*CONFIDENTIAL	77,336	71,479	71,479	71,479	5,857	5,857

*CONFIDENTIAL	4,690	2,083	3,500	2,083	2,607	2,607
*CONFIDENTIAL	—	—	—	—	—	—

*CONFIDENTIAL	4,690	2,083	3,500	2,083	2,607	2,607

*CONFIDENTIAL	15,000	—	—	—	15,000	15,000
*CONFIDENTIAL	67,039	54,629	54,629	54,629	12,410	12,410

*CONFIDENTIAL	82,039	54,629	54,629	54,629	27,410	27,410

*CONFIDENTIAL	17,886	17,813	17,813	23,409	53	(5,544)
*CONFIDENTIAL	17,273	9,648	12,860	12,679	7,625	4,594
*CONFIDENTIAL	2,368	3,583	3,583	4,709	(1,215)	(2,341)

*CONFIDENTIAL	37,506	31,044	34,256	40,797	6,462	(3,291)

*CONFIDENTIAL	39,501	18,217	22,920	23,940	21,284	15,561

*CONFIDENTIAL	39,501	18,217	22,920	23,940	21,284	15,561

*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	1,300	7,133	2,500	7,133	(5,833)	(5,833)
*CONFIDENTIAL	8,335	2,500	9,000	2,500	5,835	5,835
*CONFIDENTIAL	233	100	100	100	133	133
*CONFIDENTIAL	40,477	43,356	43,356	43,358	(2,909)	(2,909)

*CONFIDENTIAL	50,315	53,089	54,966	53,089	(2,774)	(2,774)

*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	16,731	—	65,365	—	16,731	16,731
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—

*CONFIDENTIAL	16,731	—	65,365	—	16,731	16,731

*CONFIDENTIAL	—	—	—	—	—	—

*CONFIDENTIAL	—	—	—	—	—	—

Total Expenses	649,630	552,676	628,372	580,824	96,954	68,806

Other Corporate Allocations	—	—	—	—	—	—

Total Controllable Expenses	649,630	552,676	628,372	580,824	96,954	68,806

EBITDA before Executive Expenses	409,994	690,173	524,237	921,077	(180,179)	(511,083)

EBITDA before Executive Expenses-BPS	18.85	27.13	24.10	42.34
The Budget is equal to the 0&12 Forecast for the following pages.

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Confidential Treatment

*	YTD total only include actual expenses.

*CONFIDENTIAL

YTD PROFIT & LOSS REVIEW	Jan-04	Feb-04	Mar-04	Apr-04	May-04	Jun-04	Jul-04	Aug-04
Revenue/Key Drivers
Total Application Units	490	605	899	837	645	713	606	594
Total Application Dollars	$208,212	$250,961	$367,119	$347,909	$271,296	$299,724	$249,386	$233,761

Total Closing Units	354	429	643	670	857	660	566	559
Total Closing Dollars	$136,226	$173,622	$261,812	$279,036	$303,013	$276,128	$233,652	$227,399
Average Loan Amount	364,818	404,713	407,173	416,475	461,207	418,376	412,812	406,797

Purchase Closing Units	241	270	407	399	383	485	416	389
Purchase Closing Dollars	$90,787	$102,626	$160,038	$163,986	$172,082	$192,894	$167,338	$153,886
Average Loan Amount	376,709	380,098	393,215	410,993	449,301	414,825	402,256	395,593

Refi Closings - Units	113	159	236	271	274	195	150	170
Refi Closings - Dollars	$45,439	$70,995	$101,774	$115,052	$130,931	$83,235	$66,313	$73,514
Average Loan Amount	402,113	446,512	431,246	424,546	477,850	426,845	442,088	432,434

*CONFIDENTIAL	$1,266	$921	$1,475	$4,658	$5,479	$16,280	$11,396	$8,895
*CONFIDENTIAL	33.4%	40.9%	38.9%	41.2%	43.2%	30.1%	28.4%	32.3%
*CONFIDENTIAL	19.6%	22.8%	21.8%	20.6%	22.4%	23.9%	23.6%	22.1%
*CONFIDENTIAL	0.9%	0.5%	0.6%	1.7%	1.8%	5.9%	4.9%	3.9%
*CONFIDENTIAL	1.21%	1.31%	1.22%	1.23%	1.04%	1.04%	1.22%	1.20%
*CONFIDENTIAL	319	211	211	211	244	178	227	287
*CONFIDENTIAL	67.08%	69.26%	65.73%	68.97%	70.82%	67.28%	67.19%	69.42%
*CONFIDENTIAL	0.05%	0.03%	0.06%	0.05%	0.06%	0.05%	0.10%	0.13%
*CONFIDENTIAL	1.50%	1.41%	1.37%	1.39%	1.22%	1.19%	1.46%	1.47%
*CONFIDENTIAL	0.69%	0.51%	0.57%	0.54%	0.46%	0.48%	0.64%	0.63%
*CONFIDENTIAL	$5,782	$5,725	$5,596	$5,786	$5,634	$4,962	$6,021	$5,962
*CONFIDENTIAL	$1,515	$1,219	$977	$888	$911	$936	$1,130	$1,050
*CONFIDENTIAL	0.39%	0.30%	0.24%	0.21%	0.20%	0.22%	0.27%	0.26%
Loans over 60 days	N/A	N/A	N/A	N/A	N/A	N/A	2	N/A
Summary Headcount	44	48	48	47	49	50	50	50

YTD PROFIT & LOSS REVIEW	Jan-04	Feb-04	Mar-04	Apr-04	May-04	Jun-04	Jul-04	Aug-04
Revenue
*CONFIDENTIAL	1,650,827	2,277,680	3,184,571	3,424,794	3,163,833	2,887,715	2,847,966	2,737,303
*CONFIDENTIAL	52,211	118,765	154,983	152,413	151,281	135,264	157,918	139,208
*CONFIDENTIAL	112,939	90,543	135,513	141,515	147,238	117,520	128,565	160,395
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	50,502		51,885	49,511	79,922	51,955	70,276	31,753
*CONFIDENTIAL	109,041	(109,041)	(81,167)	(34,104)	(31,381)	(35,668)	(32,631)	(35,106)
*CONFIDENTIAL	71,413	48,652	152,505	142,822	190,551	128,072	235,656	298,936

Gross Revenue	2,046,933	2,465,845	3,598,290	3,876,951	3,701,444	3,274,858	3,407,751	3,332,489

Commissions	1,107,346	1,577,605	2,093,284	2,361,952	2,240,544	1,936,238	1,913,520	1,900,106

Net Revenue	939,587	678,240	1,505,006	1,514,999	1,460,900	1,338,820	1,494,230	1,432,382

Indirect Costs
*CONFIDENTIAL	236,565	216,620	267,027	243,805	232,697	241,925	246,763	233,962
*CONFIDENTIAL	2,105	406	204	957	1,181	931	1,244	166
*CONFIDENTIAL	—	—	15,608	12,401	43,415	15,016	10,187	13,296
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	35,773	21,834	47,554	37,122	36,895	39,221	47,633	37,869
*CONFIDENTIAL	33,832	29,768	37,764	36,297	34,396	35,569	38,035	32,984
*CONFIDENTIAL	25,501	13,908	23,713	22,498	20,652	21,121	25,007	17,891
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—

*CONFIDENTIAL	333,776	282,535	391,870	353,079	371,237	353,785	388,869	336,169

*CONFIDENTIAL	46,283	46,283	46,163	58,408	76,043	70,483	67,201	67,221
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	4,572	923	2,145	1,240	2,842	4,408	9,121	2,378

*CONFIDENTIAL	50,856	47,208	48,328	59,648	78,885	74,891	76,322	69,599

*CONFIDENTIAL	3,418	3,772	5,659	9,115	10,378	8,557	19,418	1,757
*CONFIDENTIAL	—	—	—	—	—	10,493	—	—

*CONFIDENTIAL	3,418	3,772	5,659	9,115	10,378	19,050	19,418	1,757

*CONFIDENTIAL	—	8,132	—	—	—	—	1,194	—
*CONFIDENTIAL	45,995	50,192	50,697	53,189	57,843	55,089	53,244	60,244

*CONFIDENTIAL	45,995	58,324	50,697	53,189	57,843	55,089	54,438	60,244

*CONFIDENTIAL	15,508	17,615	19,056	18,431	19,359	17,407	20,984	18,615
*CONFIDENTIAL	10,791	13,282	15,985	20,519	19,360	16,602	11,618	13,742
*CONFIDENTIAL	2,168	5,185	500	5,382	2,488	3,011	2,160	3,376

*CONFIDENTIAL	28,467	35,082	35,542	44,332	41,207	37,220	34,762	35,734

*CONFIDENTIAL	20,197	21,360	35,741	31,215	25,155	32,983	28,607	29,353

*CONFIDENTIAL	20,197	21,260	35,741	31,215	25,155	32,983	28,807	29,353

*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	(4,000)	2,300	23,895	2,005	1,150	2,037	1,219	2,813
*CONFIDENTIAL	5,430	7,237	6,420	5,770	5,195	5,170	12,766	9,000
*CONFIDENTIAL	100	75	—	—	—	58	—	—
*CONFIDENTIAL	44,720	53,185	32,158	36,907	7,314	37,217	43,314	42,523

*CONFIDENTIAL	46,250	62,796	62,273	44,683	13,659	44,482	57,300	54,336

*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	7,296	10,929	211	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—

*CONFIDENTIAL	7,296	10,929	211	—	—	—	—	—

*CONFIDENTIAL	—	—	—	—	—	—	—	—

*CONFIDENTIAL	—	—	—	—	—	—	—	—

Total Expenses	536,254	522,904	628,321	595,262	598,363	617,499	639,717	587,192

Other Corporate Allocations	—	—	—	—	—	—	—	—

Total Controllable Expenses	536,254	522,904	628,321	595,262	598,363	617,499	639,717	587,192

EBITDA before Executive Expenses	403,333	355,337	876,685	919,737	862,536	721,121	854,513	845,190

EBITDA before Executive Expenses - BPS	29.61	20.47	33.49	32.96	28.47	26.12	36.57	37.17
The Budget is equal to the 0&12 Forecast for the following pages.

YTD PROFIT & LOSS REVIEW	Sep-04	Oct-04	Nov-04	Dec-04	YTD*	BUDGET	BUDGET VOLUME ACTUALS	BUDGET VARIANCE	BUDGET PRODUCTIVITY
Revenue/Key Drivers
Total Application Units	625	634	602	523	7,773	5,989	7,773	1,784	—
Total Application Dollars	$253,591	$288,832	$247,919	$218,206	$3,236,918	$2,318,388	$3,236,918	$918,530	$—

Total Closing Units	502	522	527	517	6,606	5,210	6,606	1,396	—
Total Closing Dollars	$196,425	$225,510	$228,779	$217,532	$2,759,138	$1,900,000	$2,759,138	$859,138	$—
Average Loan Amount	391,285	432,012	434,116	420,759	417,671	364,683	417,671	52,988

Purchase Closing Units	353	364	365	345	4,397	3,915	4,397	482	—
Purchase Closing Dollars	$144,769	$158,510	$151,206	$136,713	$1,794,836	$1,427,668	$1,794,836	$367,167	$—
Average Loan Amount	410,111	435,466	414,263	396,269	408,195	364,683	408,195

Refi Closings - Units	149	158	182	172	2,209	1,295	2,209	914	—
Refi Closings - Dollars	$51,656	$67,001	$77,573	$80,820	$964,302	$472,332	$964,302	$491,971	$—
Average Loan Amount	346,684	424,054	478,847	469,881	436,533	364,685	436,533

*CONFIDENTIAL	$7,952	$9,174	$20,286	$19,613	$107,394
*CONFIDENTIAL	26.3%	29.7%	33.9%	37.2%	34.9%	0.0%	34.9%
*CONFIDENTIAL	20.8%	25.1%	23.2%	20.7%	22.2%
*CONFIDENTIAL	4.0%	4.1%	8.9%	9.0%	3.9%
*CONFIDENTIAL	1.29%	1.30%	1.32%	1.33%	1.22%	1.35%	1.35%
*CONFIDENTIAL	181	196	179	199	216	177	203
*CONFIDENTIAL	69.32%	66.87%	71.01%	68.64%	68.50%	70.33%	70.33%
*CONFIDENTIAL	0.06%	0.08%	0.11%	0.04%	0.06%	0.11%	0.11%
*CONFIDENTIAL	1.46%	1.48%	1.52%	1.40%	1.39%	1.64%	1.64%
*CONFIDENTIAL	0.56%	0.61%	0.58%	0.49%	0.56%	0.69%	0.69%
*CONFIDENTIAL	$5,703	$6,403	$6,584	$5,893	$5,815	$5,995	$6,866
*CONFIDENTIAL	$1,156	$1,081	$1,109	$1,257	$1,075	$1,287	$1,076
*CONFIDENTIAL	0.30%	0.25%	0.26%	0.30%	0.26%	0.35%	0.26%
Loans over 60 days	N/A	N/A	N/A	N/A	2	N/A	N/A
Summary Headcount	49	49	48	46	46	48	48	—	(2)

YTD PROFIT & LOSS REVIEW	Sep-04	Oct-04	Nov-04	Dec-04	YTD*	BUDGET	BUDGET VOLUME ACTUALS	BUDGET VARIANCE	BUDGET PRODUCTIVITY
Revenue
*CONFIDENTIAL	2,538,522	2,939,943	3,023,299	2,895,264	33,561,716	25,650,000	37,248,358	7,911,716	(3,686,642)
*CONFIDENTIAL	131,377	133,035	133,095	143,546	1,603,096	1,328,550	1,929,291	274,546	(326,195)
*CONFIDENTIAL	91,055	102,455	94,375	103,105	1,425,218	922,116	1,339,076	503,102	86,142
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	25,323	42,102	28,061	(521,244)	(10,708)	1,338,864	1,944,268	(1,349,572)	(1,954,976)
*CONFIDENTIAL	(40,864)	(44,667)	(50,927)	512,302	125,787	—	—	125,787	125,787
*CONFIDENTIAL	117,339	169,681	241,848	(86,164)	1,711,311	1,995,00	2,897,095	(283,669)	(1,185,784)

Gross Revenue	2,862,752	3,342,549	3,469,751	3,046,807	38,416,420	31,234,530	45,358,088	7,181,890	(6,941,668)

Commissions	1,759,600	1,985,825	2,146,699	1,967,184	22,989,903	18,038,500	26,195,107	4,951,403	(3,205,205)

Net Revenue	1,103,152	1,378,724	1,323,052	1,059,624	15,428,517	13,196,030	19,162,960	2,230,487	(3,736,463)

Indirect Costs
*CONFIDENTIAL	239,930	229,256	240,329	233,554	2,862,432	2,830,633	2,830,633	31,799	31,799
*CONFIDENTIAL	72	8	0	259	7,534	—	—	7,534	7,534
*CONFIDENTIAL	6,231	350	—	—	116,506	204,000	204,000	(87,494)	(87,494)
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	40,802	36,265	37,293	64,260	484,519	280,000	406,610	204,519	77,910
*CONFIDENTIAL	26,074	30,048	29,020	7,117	370,905	363,453	363,453	7,452	7,452
*CONFIDENTIAL	17,604	15,447	14,780	36,320	254,443	279,760	279,760	(25,317)	(25,317)
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—

*CONFIDENTIAL	330,714	311,373	321,422	341,511	4,096,339	3,957,846	4,084,456	138,493	11,863

*CONFIDENTIAL	70,684	70,684	67,484	89,634	756,591	756,730	756,730	(139)	(139)
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	722	6,374	3,043	7,702	45,470	60,672	60,672	(15,202)	(15,202)

*CONFIDENTIAL	71,405	77,058	70,527	77,336	802,081	817,402	617,402	(15,341)	(15,341)

*CONFIDENTIAL	2,364	2,549	934	4,690	72,612	24,996	24,996	47,616	47,616
*CONFIDENTIAL	4,444	—	6,663	—	21,599	—	—	21,599	21,599

*CONFIDENTIAL	6,808	2,549	7,596	4,690	24,211	24,996	24,996	69,215	69,215

*CONFIDENTIAL	—	—	—	15,000	24,326	—	—	24,326	24,326
*CONFIDENTIAL	54,916	57,904	59,625	67,036	665,976	655,548	655,548	10,428	10,428

*CONFIDENTIAL	54,916	57,904	59,625	82,039	680,302	655,548	655,548	34,754	34,754

*CONFIDENTIAL	17,898	19,282	18,312	17,866	220,334	213,756	310,412	6,578	(90,078)
*CONFIDENTIAL	14,927	14,287	16,649	17,273	185,235	119,830	174,014	65,405	11,221
*CONFIDENTIAL	2,055	2,157	3,007	2,368	33,857	42,998	62,438	(9,139)	(28,580)

*CONFIDENTIAL	34,850	35,726	37,968	37,586	439,426	376,582	548,864	52,844	(107,438)

*CONFIDENTIAL	27,036	25,730	27,415	39,501	342,192	224,992	326,728	117,200	15,464

*CONFIDENTIAL	27,036	25,730	27,415	39,501	342,192	224,992	326,728	117,200	15,464

*CONFIDENTIAL	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	2,332	2,250	1,775	1,300	38,877	85,596	85,596	(46,719)	(46,719)
*CONFIDENTIAL	8,060	8,000	10,199	8,335	91,584	41,630	41,830	49,754	49,754
*CONFIDENTIAL	185	568	168	233	1,387	1,200	1,200	187	187
*CONFIDENTIAL	44,066	43,070	42,741	40,447	467,662	520,272	520,272	(52,610)	(52,610)

*CONFIDENTIAL	54,643	53,888	54,884	50,315	599,509	648,898	648,898	(49,389)	(49,389)

*CONFIDENTIAL	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	(2)	4,944	16,731	40,109	—	—	40,109	40,109
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—

*CONFIDENTIAL	—	(2)	4,944	16,731	40,109	—	—	40,109	40,109

*CONFIDENTIAL	—	—	—	—	—	—	—	—	—

*CONFIDENTIAL	—	—	—	—	—	—	—	—	—

Total Expenses	560,403	564,226	584,380	649,630	7,104,150	6,706,264	7,104,892	397,886	(742)

Other Corporate Allocations	—	—	—	—	—	—	—	—	—

Total Controllable Expenses	580,403	564,226	584,380	649,630	7,104,150	6,706,264	7,104,892	397,886	(742)

EBITDA before Executive Expenses	522,749	812,499	738,672	409,994	8,322,367	6,469,766	12,058,088	1,832,601	(3,735,721)

EBITDA before Executive Expenses - BPS	26.61	36.03	32.29	18.85	30.16	34.16	43.7
The Budget is equal to the 0&12 Forecast for the following pages.

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Confidential Treatment

*CONFIDENTIAL PROFIT & LOSS REVIEW	Dec-04	BUDGET	FORECAST	BUDGET VOLUME ACTUALS	BUDGET VARIANCE	BUDGET PRODUCTIVITY VARIANCE
Revenue/Key Drivers
Total Application Units	565	363	550	565	202
Total Application Dollars	$201,851	$106,967	$195,250	$201,851	$94,884	$—

Total Closing Units	492	468	478	492	26	—
Total Closing Dollars	$168,170	$137,470	$170,000	$168,170	$30,700	$—
Average Loan Amount	341,810	295,000	355,649	341,810

Purchase Closing Units	339	388	382	339	(29)	—
Purchase Closing Dollars	$113,988	$108,601	$136,000	$113,988	$5,387	$—
Average Loan Amount	336,249	295,000	355,649	336,249

Refi Closing - Units	153	98	96	153	55	—
Refi Closing - Dollars	$54,182	$28,869	$34,000	$54,182	$25,313	$—
Average Loan Amount	354,131	295,000	355,649	354,131

*CONFIDENTIAL	$18,726		$17,000
*CONFIDENTIAL	32.2%	21.00%	20.0%	32.2%
*CONFIDENTIAL	19.3%
*CONFIDENTIAL	11.1%		10.0%
*CONFIDENTIAL	1.03%	1.17%	1.10%	1.17%
*CONFIDENTIAL	56	102	58	119
*CONFIDENTIAL	36.37%	58.50%	57.50%	58.50%
*CONFIDENTIAL	0.22%	0.43%	0.55%	0.43%
*CONFIDENTIAL	1.39%	1.82%	1.83%	1.82%
*CONFIDENTIAL	1.02%	1.14%	1.20%	1.14%
*CONFIDENTIAL	$4,760	$5,374	$6,515	$6,227
*CONFIDENTIAL	$1,564	$1,646	$2,211	$1,635
*CONFIDENTIAL	0.46%	0.56%	0.62%	0.48%
Loans over 60 Days	3	N/A	N/A	N/A
Summary Headcount	158	146	159	146	12	12

PROFIT & LOSS REVIEW	Dec-04	BUDGET	FORECAST	BUDGET VOLUME ACTUALS	BUDGET VARIANCE	BUDGET PRODUCTIVITY VARIANCE
Revenue
*CONFIDENTIAL	1,738,622	1,608,399	1,870,000	1,967,593	130,223	(228,972)
*CONFIDENTIAL	162,415	163,100	167,300	199,524	(685)	(37,109)
*CONFIDENTIAL	27,534	47,672	27,724	58,318	(20,138)	(30,785)
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	—	(2,563)	17,000	(3,135)	2,563	3,135
*CONFIDENTIAL	35,188	93,899	96,317	114,869	(58,711)	(79,681)
*CONFIDENTIAL	378,354	593,968	935,982	726,615	(215,614)	(348,262)

Gross Revenue	2,342,112	2,504,475	3,114,323	3,063,784	(162,362)	(721,672)

Commissions	632,298	940,913	1,075,250	1,151,042	(308,815)	(518,744)

Net Revenue	1,709,814	1,583,561	2,039,073	1,912,742	145,253	(202,928)

Indirect Costs
*CONFIDENTIAL	355,726	335,541	354,924	335,541	20,185	20,185
*CONFIDENTIAL	22,773	6,711	12,000	6,711	16,062	16,062
*CONFIDENTIAL	23,544	—	25,000	—	23,544	23,544
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	123,847	103,103	122,400	126,128	20,744	(2,281)
*CONFIDENTIAL	19,430	92,400	85,392	92,400	(72,970)	(72,970)
*CONFIDENTIAL	15,782	63,460	71,501	63,460	(47,678)	(47,678)
*CONFIDENTIAL	891	—	—	—	891	891
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—

*CONFIDENTIAL	561,992	601,214	671,217	624,239	(39,222)	(62,247)

*CONFIDENTIAL	50,389	53,700	50,500	53,700	(3,311)	(3,311)
*CONFIDENTIAL	4,878	5,109	5,600	5,109	(231)	(231)
*CONFIDENTIAL	—	300	300	300	(300)	(300)

*CONFIDENTIAL	55,268	59,109	56,400	59,109	(3,842)	(3,842)

*CONFIDENTIAL	1,490	2,500	2,500	2,500	(1,010)	(1,010)
*CONFIDENTIAL	—	7,000	—	7,000	(7,000)	(7,000)

*CONFIDENTIAL	1,490	9,500	2,500	9,500	(6,010)	(8,010)

*CONFIDENTIAL	40,210	24,770	24,770	30,302	15,440	9,908
*CONFIDENTIAL	28,308	15,000	17,000	15,000	13,308	13,308

*CONFIDENTIAL	68,517	39,770	41,770	45,302	28,747	23,216

*CONFIDENTIAL	17,657	11,874	13,500	14,525	5,783	3,132
*CONFIDENTIAL	22,725	8,094	15,890	9,902	14,631	12,824
*CONFIDENTIAL	4,972	4,399	5,440	5,381	573	(409)

*CONFIDENTIAL	45,364	24,366	34,830	28,808	20,988	15,546

*CONFIDENTIAL	26,219	13,980	14,340	17,102	12,239	9,117

*CONFIDENTIAL	26,219	13,980	14,340	17,102	12,239	9,117

*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	(14,538)	2,500	(11,100)	2500	(17,038)	(17,038)
*CONFIDENTIAL	965	—	—	—	965	965
*CONFIDENTIAL	5,846	6,000	6,000	6,000	(155)	(155)
*CONFIDENTIAL	16,965	7,800	20,000	7,800	9,165	9,165

*CONFIDENTIAL	9,236	16,300	14,900	16,300	(7,062)	(7,062)

*CONFIDENTIAL	107	—	—	—	107	107
*CONFIDENTIAL	228	—	—	—	228	228
*CONFIDENTIAL	—	—	218,977	—	—	—
*CONFIDENTIAL	193	1,734	1,778	2,121	(1,540)	(1,927)
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—

*CONFIDENTIAL	528	1,734	220,755	2,121	(1,206)	(1,593)

*CONFIDENTIAL	760	—	—	—	760	760

*CONFIDENTIAL	760	1,000	—	1,000	(240)	(240)

Total Expenses	769,366	766,973	1,056,712	804,481	2,393	(35,115)

Other Corporate Allocations	—	—	—	—	—	—

Total Controllable Expenses	769,366	786,973	1,056,712	804,481	2,393	(35,115)

EBITDA before Executive Expenses	940,448	796,588	982,360	1,108,261	143,860	(157,813)

EBITDA before Executive Expenses-BPS	55.92	47.37	58.41	65.90

The Budget is equal to the 0&12 Forecast for the following pages.

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

*YTD total only includes actual expense

*CONFIDENTIAL YTD PROFIT & LOSS REVIEW	Jan-04	Feb-04	Mar-04	Apr-04	May-04	Jun-04	Jul-04	Aug-04
Revenue/Key Drivers
Total Application Units	523	844	1,065	921	784	787	858	692
Total Application Dollars	$160,078	$283,939	$377,650	$321,915	$259,361	$253,958	$215,848	$229,086
Total Closing Units	278	408	670	685	595	624	525	596
Total Closing Dollars	$82,288	$126,602	$220,474	$244,725	$203,339	$207,105	$170,205	$188,452
Average Loan Amount	296,001	310,299	329,065	357,326	341,746	331,899	324,200	316,194
Purchase Closing Units	202	282	463	431	419	482	423	482
Purchase Closing Dollars	$59,278	$77,831	$147,655	$149,540	$144,679	$154,603	$143,496	$150,125
Average Loan Amount	293,455	297,064	318,694	346,960	345,295	320,752	339,235	324,947
Refi Closings - Units	76	146	207	254	176	142	102	134
Refi Closings - Dollars	$23,010	$48,771	$72,916	$95,188	$58,660	$52,503	$26,709	$38,327
Average Loan Amount	302,767	334,049	352,263	374,747	333,296	369,736	261,848	286,019
*CONFIDENTIAL	$1,685	$3,062	$3,460	$21,741	$20,973	$23,125	$13,172	$5,964
*CONFIDENTIAL	26.0%	38.5%	33.1%	38.9%	28.8%	25.4%	15.7%	20.3%
*CONFIDENTIAL	18.4%	21.8%	22.7%	19.2%	20.6%	20.3%	16.7%	19.4%
*CONFIDENTIAL	2.0%	2.4%	1.6%	8.9%	10.3%	11.2%	7.7%	3.2%
*CONFIDENTIAL	1.12%	1.09%	1.08%	1.00%	0.99%	1.04%	1.08%	1.05%
*CONFIDENTIAL	35	89	57	54	101	79	(26)	136
*CONFIDENTIAL	35.69%	58.72%	60.87%	77.21%	25.04%	51.35%	60.37%	60.98%
*CONFIDENTIAL	0.54%	0.34%	0.42%	0.43%	0.45%	0.55%	0.43%	0.42%
*CONFIDENTIAL	1.95%	1.45%	1.71%	1.56%	1.62%	1.74%	1.65%	1.65%
*CONFIDENTIAL	1.32%	0.80%	1.05%	0.79%	1.37%	1.21%	1.00%	1.01%
*CONFIDENTIAL	$5,757	$4,486	$5,618	$5,563	$5,536	$5,783	$5,337	$5,205
*CONFIDENTIAL	$3,142	$1,937	$1,483	$1,417	$1,627	$1,419	$1,670	$1,336
*CONFIDENTIAL	1.06%	0.62%	0.44%	0.40%	0.48%	0.43%	0.52%	0.42%
Loans over 60 days	1	1	0	0	2	1	2	0
Summary Headcount	144	148	148	149	150	147	154	158

YTD PROFIT & LOSS REVIEW	Jan-04	Feb-04	Mar-04	Apr-04	May-04	Jun-04	Jul-04	Aug-04
Revenue
*CONFIDENTIAL	919,881	1,386,212	2,370,527	2,435,941	2,008,486	2,148,589	1,830,078	1,971,906
*CONFIDENTIAL	104,668	164,659	268,513	277,300	238,306	190,111	183,442	213,234
*CONFIDENTIAL	9,704	36,327	38,267	36,741	59,850	49,096	13,720	81,342
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	(4,909)	(22,027)	(20,590)	(31,861)	(11,920)	(14,752)	(12,743)	(7,090)
*CONFIDENTIAL	—	—	—	—	—	—	66,989	—
*CONFIDENTIAL	123,077	(160,445)	181,848	46,732	75,130	98,600	22,460	54,930
*CONFIDENTIAL	448,352	425,666	925,296	1,045,541	924,041	1,136,836	725,557	788,149
Gross Revenue	1,800,573	1,830,392,	3,763,661	3,810,394	3,293,693	3,508,480	2,602,063	3,102,471
Commissions	512,204	813,918	1,442,843	1,880,847	502,902	1,103,282	1,104,830	1,202,429
Net Revenue	1,068,369	1,016,474	2,321,018	1,929,547	2,750,921	2,505,198	1,697,232	1,900,042
Indirect Costs
*CONFIDENTIAL	338,784	284,977	355,723	324,971	305,022	334,852	331,660	333,003
*CONFIDENTIAL	55,854	15,567	27,561	33,797	29,237	22,043	26,559	12,173
*CONFIDENTIAL	12,548	16,798	26,040	19,301	33,954	24,627	28,604	30,697
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	55,059	97,592	172,168	177,874	150,973	150,113	122,099	140,142
*CONFIDENTIAL	144,030	79,646	122,700	130,173	123,844	123,542	134,696	75,774
*CONFIDENTIAL	137,506	95,463	137,395	138,837	84,319	59,969	62,109	56,623
*CONFIDENTIAL	—	86	400	—	—	44	203	413
*CONFIDENTIAL	—	—	—	—	1,637	—	138	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	743,762	590,130	641,987	824,953	728,984	715,189	726,088	858,824
*CONFIDENTIAL	49,706	49,145	49,378	42,460	48,027	47,866	47,765	50,320
*CONFIDENTIAL	(6,608)	30,458	3,918	425	1,817	5,546	5,499	6,868
*CONFIDENTIAL	90	125	716	(103)	90	—	—	—
*CONFIDENTIAL	43,189	79,728	54,012	42,762	49,935	53,212	53,264	57,188
*CONFIDENTIAL	—	2,127	5,342	1,528	2,803	206	(897)	487
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL		2,127	5,342	1,528	2,803	206	(897)	487
*CONFIDENTIAL	20,491	39,891	15,281	26,547	61,875	18,479	33,313	13,300
*CONFIDENTIAL	3,459	8,532	6,540	7,537	7,405	5,021	9,997	7,296
*CONFIDENTIAL	23,950	48,423	21,820	34,084	69,280	23,500	43,310	20,596
*CONFIDENTIAL	10,625	11,741	16,148	17,026	13,181	15,391	13,334	13,223
*CONFIDENTIAL	10,057	11,699	16,795	18,056	17,616	13,880	14,617	13,643
*CONFIDENTIAL	7,508	8,569	3,002	8,056	6	1,537	3,000	3,066
*CONFIDENTIAL	28,189	32,010	35,946	43,144	31,003	30,807	30,952	29,932
*CONFIDENTIAL	12,032	28,256	26,892	22,896	20,933	53,928	12,083	17,140
*CONFIDENTIAL	12,032	26,256	26,692	22,656	20,933	53,925	12,083	17,140
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	(9,850)	(12,600)	(21,600)	(23,650)	41,743	(23,130)	(17,488)	(14,500)
*CONFIDENTIAL	7,007	(1,388)	(10,527)	500	1,411	—	(400)	215
*CONFIDENTIAL	6,478	4,511	6,859	5,311	5,409	5,189	6,615	5,758
*CONFIDENTIAL	17,803	17,742	19,072	16,627	16,247	20,671	22,263	19,593
*CONFIDENTIAL	21,436	8,285	(6,196)	566	64,809	2,730	10,990	11,067
*CONFIDENTIAL	—	—	283	—	—	14	(0)	—
*CONFIDENTIAL	125	—	—	167	—	5,100	—	600
*CONFIDENTIAL	0	—	—	—	—	—	—	—
*CONFIDENTIAL	251	469	144	90	145	186	164	(37)
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	376	469	427	257	145	5,300	184	564
*CONFIDENTIAL	432	715	300	381	410	625	840	240
*CONFIDENTIAL	432	715	300	381	410	625	840	240
Total Expenses	873,386	790,142	980,530	970,613	968,302	885,496	876,614	796,038
Other Corporate Allocations	—	—	—	—	—	—	—	—
Total Controllable Expenses	873,386	790,142	980,530	970,613	968,302	885,498	876,614	796,038
EBITDA before Executive Expenses	214,963	226,332	1,340,486	958,934	1,822,689	1,619,702	620,419	1,104,004
EBITDA before Executive Expenses - BPS	26.13	17.68	60,80	39.18	89.64	78.21	48.20	58.58
The Budget is equal to the 0&12 Forecast for the following pages.

YTD PROFIT & LOSS REVIEW	Sep-04	Oct-04	Nov-04	Dec-04	YTD*	BUDGET	BUDGET VOLUME ACTUALS	BUDGET VARIANCE	BUDGET PRODUCTIVITY
Revenue/Key Drivers
Total Application Units	722	699	611	565	8,871	6,836	8,871	2,235	—
Total Application Dollars	$240,482	$247,222	$228,290	$201,851	$3,019,662	$1,956,443	$3,019,662	$1,063,218	$—
Total Closing Units	505	521	565	492	6,464	5,637	6,464	827	—
Total Closing Dollars	$164,208	$174,850	$201,286	$168,170	$2,151,704	$1,662,030	$2,151,704	$489,674	$—
Average Loan Amount	325,164	335,605	356,258	341,810	332,875	294,836	332,875	38,039
Purchase Closing Units	372	286	405	339	4,646	4,453	4,646	193	—
Purchase Closing Dollars	$120,353	$127,549	$140,370	$113,988	$1,529,367	$1,313,004	$1,529,367	$216,363	$—
Average Loan Amount	323,528	330,438	346,592	336,249	329,179	294,836	329,179
Refi Closings - Units	133	135	160	153	1,818	1,184	1,618	634	—
Refi Closings - Dollars	$43,855	$47,301	$60,917	$54,182	$622,338	$349,026	$622,336	$273,311	$—
Average Loan Amount	329,737	350,376	380,730	354,131	342,320	294,836	342,320
*CONFIDENTIAL	$21,154	$23,032	$20,486	$18,726	$176,579
*CONFIDENTIAL	28.7%	27.1%	30.3%	32.2%	28.9%	21.0%	28.9%
*CONFIDENTIAL	16.4%	19.9%	20.3%	19.3%	19.4
*CONFIDENTIAL	12.9%	13.2%	10.2%	11.1%	8.2%
*CONFIDENTIAL	1.12%	1.06%	1.07%	1.03%	1.05%	1.17%	1.17%
*CONFIDENTIAL	145	109	88	56	78	102	115
*CONFIDENTIAL	53.41%	57.90%	57.68%	36.37%	65.14%	58.50%	58.50%
*CONFIDENTIAL	0.50%	0.42%	0.38%	0.22%	0.42%	0.46%	0.46%
*CONFIDENTIAL	1.75%	1.69%	1.59%	1.39%	1.64%	1.85%	1.65%
*CONFIDENTIAL	1.15%	1.07%	0.98%	1.02%	1.05%	1.17%	1.17%
*CONFIDENTIAL	$5,691	$5,857	$5,680	$4,760	$5,443	$5,468	$6,174
*CONFIDENTIAL	$1,591	$1,535	$1,523	$1,564	$1,605	$1,689	$1,566
*CONFIDENTIAL	0.49%	0.46%	0.43%	0.46%	0.48%	0.57%	0.47%
Loans over 60 days	18	8	1	3	37	N/A	N/A
Summary Headcount	156	159	159	158	158	146	146		12

YTD PROFIT & LOSS REVIEW	Sep-04	Oct-04	Nov-04	Dec-04	YTD*	BUDGET	BUDGET VOLUME ACTUALS	BUDGET VARIANCE	BUDGET PRODUCTIVITY
Revenue
*CONFIDENTIAL	1,837,612	1,857,693	2,150,551	1,738,622	22,656,297	‘19,445,751	25,174,941	3,210,548	(2,518,643)
*CONFIDENTIAL	170,855	184,362	200,853	162,415	2,358,718	1,972,997	2,554,269	385,721	(195,572)
*CONFIDENTIAL	73,172	56,669	49,902	27,534	504,883	576,679	746,582	(71,796)	(241,700)
*CONFIDENTIAL	—	—	0	—	0	—	—	0	0
*CONFIDENTIAL	(14,346)	—	0	—	(140,238)	—	—	(140,238)	(140,238)
*CONFIDENTIAL	(82,005)	70,853	11,152	—	66,989	(31,097)	(40,259)	98,085	107,247
*CONFIDENTIAL	73,630	49,560	32,492	35,188	633,202	1,135,682	1,470,541	(502,680)	(837,339)
*CONFIDENTIAL	814,724	727,712	764,089	378,354	9,104,316	7,724,967	10,000,930	1,379,349	(896,614)
Gross Revenue	2,873,641	2,947,048	3,209,039	2,342,112	35,184,167	30,825,180	39,907,025	4,358,987	(4,722,858)
Commissions	961,519	1,075,664	1,240,460	632,298	12,493,196	11,375,764	14,727,340	1,117,431	(2,234,144)
Net Revenue	1,692,322	1,871,664	1,968,579	1,709,814	22,690,971	19,449,415	25,179,685	3,241,555	(2,488,714)
Indirect Costs
*CONFIDENTIAL	338,503	304,599	316,545	355,726	3,924,385	3,792,384	3,792,384	132,001	132,001
*CONFIDENTIAL	12,117	12,845	16,180	22,773	286,705	75,848	75,848	210,857	210,857
*CONFIDENTIAL	20,955	26,708	16,590	23,544	280,363	—	—	280,363	280,363
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	124,333	139,896	143,838	123,847	1,597,934	1,246,523	1,613,778	351,411	(15,844)
*CONFIDENTIAL	115,510	108,196	88,169	19,430	12,265,709	1,263,800	1,263,800	1,909	1,909
*CONFIDENTIAL	72,607	62,617	78,514	15,782	1,031,744	1,144,091	1,144,091	(112,347)	(112,347)
*CONFIDENTIAL	—	(2,489)	—	891	(452)	—	—	(452)	(452)
*CONFIDENTIAL	—	1,438	—	—	3,212	—	—	3,212	3,212
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	684,025	853,809	859,836	561,992	8,389,599	7,522,643	7,889,900	866,954	499,698
*CONFIDENTIAL	48,135	46,946	49,334	50,389	579,273	636,000	636,000	(56,727)	(56,727)
*CONFIDENTIAL	5,487	4,549	3,950	4,678	66,787	66,982	66,982	(195)	(195)
*CONFIDENTIAL	961	154	—	—	2,033	3,600	3,600	(1,567)	(1,567)
*CONFIDENTIAL	54,583	51,649	53,284	35,368	648,093	706,582	706,582	(58,490)	(58,490)
*CONFIDENTIAL	394	1,351	11,917	1,490	26,749	30,000	30,000	(3,251)	(3,251)
*CONFIDENTIAL	—	—	—	—	—	89,600	89,600	(89,600)	(89,600)
*CONFIDENTIAL	394	1,351	11,917	1,490	26,749	119,600	119,600	(92,851)	92,851
*CONFIDENTIAL	22,448	26,629	48,506	40,120	386,969	367,240	475,438	(271)	108,469
*CONFIDENTIAL	5,981	8,652	9,108	28,308	107,836	70,000	70,000	37,836	37,836
*CONFIDENTIAL	26,429	35,280	57,614	68,517	474,805	437,240	545,438	37,585	70,633
*CONFIDENTIAL	10,025	14,895	18,052	17,657	171,300	143,102	185,263	28,198	(13,963)
*CONFIDENTIAL	2,924	10,903	17,982	22,725	171,097	113,434	146,856	37,663	24,243
*CONFIDENTIAL	3,011	2,038	5,556	4,972	50,325	53,185	68,855	(2,860)	(18,530)
*CONFIDENTIAL	15,961	27,838	41,590	45,354	392,722	309,721	400,972	63,001	(8,250)
*CONFIDENTIAL	5,239	17,046	22,473	26,219	265,127	169,114	218,939	96,023	46,198
*CONFIDENTIAL	5,239	17,046	22,473	26,219	265,127	169,114	218,939	96,023	46,198
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	(13,550)	(14,600)	(12,300)	(14,538)	(136,463)	30,000	30,000	(166,463)	(166,463)
*CONFIDENTIAL	—	5,000	(175)	965	2,627	—	—	2,627	2,627
*CONFIDENTIAL	5,208	4,850	9,263	5,846	71,325	72,000	72,000	(675)	(675)
*CONFIDENTIAL	16,958	16,728	16,504	16,965	219,173	93,600	93,600	125,573	125,573
*CONFIDENTIAL	8,676	11,787	13,311	9,236	156,683	195,600	195,600	(38,937)	(38,937)
*CONFIDENTIAL	0	259	40	107	703	—	—	703	703
*CONFIDENTIAL	5,600	—	147	226	11,966	16,500	16,500	(4,534)	(4,534)
*CONFIDENTIAL	—	1	—	—	1	—	—	1	1
*CONFIDENTIAL	200	20	308	193	2,154	20,970	27,148	(16,616)	(24,995)
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	5,800	280	495	526	14,823	37,470	43,648	(22,647)	(28,825)
*CONFIDENTIAL	494	820	—	760	6,018	—		6,018	6,018
*CONFIDENTIAL	494	820	—	760	6,018	25,000	—	(18,982)	6,018
Total Expenses	803,541	799,861	860,521	769,366	10,374,606	9,522,972	10,120,680	851,636	253,928
Other Corporate Allocations	—	—	—	—	—	—	—	—	—
Total Controllable Expenses	803,541	799,861	860,521	769,364	10,374,608	9,522,972	10,120,680	851,638	253,828
EBITDA before Executive Expenses	1,088,781	1,071,524	1,108,058	940,448	12,316,363	9,926,443	15,0595,005	2,389,920	(2,742,642)
EBITDA before Executive Expenses - BPS	66.31	61.28	55.05	55.02	57.24	50.72	69.99
The Budget is equal to the 0&12 Forecast for the following pages.

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Confidential Treatment

*CONFIDENTIAL PROFIT & LOSS REVIEW	Dec-04	BUDGET	FORECAST	BUDGET VOLUME ACTUALS	BUDGET VARIANCE	BUDGET PRODUCTIVITY VARIANCE
Revenue/Key Drivers
Total Application Units	85	175	80	85	(90)	—
Total Application Dollars	$14,106	$34,125	$15,000	$14,106	$20,019	$—

Total Closing Units	79	159	64	79	(80)	—
Total Closing Dollars	$14, 397	$31,000	$12,000	$14,397	$(16,603)	$—
Average Loan Amount	182,242	195,000	187,500	182,242

Purchase Closing Units	70	127	47	70	(57)	—
Purchase Closing Dollars	$12,545	$24,800	$75,520	$12,545	$(12,255)	$—
Average Loan Amount	179,210	195,000	160,000	179,210

Refi Closing — Units	9	32	17	9	(23)	—
Refi Closing — Dollars	$1,852	$6,200	$4,480	$1,852	$(4,348)	$—
Average Loan Amount	205,828	195,000	263,529	205,828

*CONFIDENTIAL	$1,985		$960
*CONFIDENTIAL	12.9%	20.0%	37.3%	12.9%
*CONFIDENTIAL	6.4%
*CONFIDENTIAL	13.8%		8.0%
*CONFIDENTIAL	1.39%	1.30%	1.30%	1.30%
*CONFIDENTIAL	22	168	128	157
*CONFIDENTIAL	29.46%	52.50%	52.50%	52.50%
*CONFIDENTIAL	-0.28%	0.55%	0.64%	0.55%
*CONFIDENTIAL	1.37%	2.11%	2.26%	2.11%
*CONFIDENTIAL	0.96%	1.43%	1.57%	1.43%
*CONFIDENTIAL	$2,498	4,117	$4,230	$3,847
*CONFIDENTIAL	$1,870	$818	$3,977	$1,433
*CONFIDENTIAL	1.03%	0.42%	2.12%	0.79%
Loans over 60 days	N/A	N/A	N/A	N/A
Summary Headcount	26	29	26	29	(3)	(3)

PROFIT & LOSS REVIEW	Dec-04	BUDGET	FORECAST	BUDGET VOLUME ACTUALS	BUDGET VARIANCE	BUDGET PRODUCTIVITY VARIANCE
Revenue
*CONFIDENTIAL	200,410	403,000	156,000	187,163	(202,590)	13,247
*CONFIDENTIAL	24,341	31,795	19,200	14,766	(7,454)	9,574
*CONFIDENTIAL	1,712	26,692	8,160	12,396	(24,980)	(10,685)
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	7,999	23,210	10,880	10,779	(15,211)	(2,780)
*CONFIDENTIAL	(37,156)	169,725	76,500	78,824	(206,881)	(115,980)

Gross Revenue	197,306	654,422	270,740	303,929	(457,116)	(106,624)

Commissions	59,046	211,575	81,900	98,261	(152,529)	(39,215)

Net Revenue	138,260	442,847	188,840	205,669	(304,587)	(57,409)

Indirect Costs	45,426	43,354	47,861	43,354	2,072	2,072
*CONFIDENTIAL	1,638	2,000	2,000	2,000	(362)	(362)
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	6,894	23,429	9,180	10,881	(15,535)	(3,987)
*CONFIDENTIAL	12,739	14,000	21,069	14,000	(1,261)	(1,261)
*CONFIDENTIAL	11,651	22,269	12,505	22,269	(10,618)	(10,618)
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	244	—	—	—	244	244
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—

*CONFIDENTIAL	78,591	105,052	92,614	92,504	(26,461)	(13,913)

*CONFIDENTIAL	13,665	14,500	12,500	14,500	(835)	(835)
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—

*CONFIDENTIAL	13,665	14,500	12,500	14,500	(835)	(835)

*CONFIDENTIAL	350	250	250	250	100	100
*CONFIDENTIAL	—	2,175	3,482	2,175	(2,175)	(2,175)

*CONFIDENTIAL	350	2,425	3,732	2,425	(2,075)	(2,075)

*CONFIDENTIAL	5,969	—	2,000	—	5,969	5,969
*CONFIDENTIAL	5,981	—	6,000	—	5,981	5,981

*CONFIDENTIAL	11,951		8,000		11,951	11,951

*CONFIDENTIAL	1,994	7,949	3,200	3,692	(5,955)	(1,698)
*CONFIDENTIAL	1,237	—	1,216	—	1,237	1,237
*CONFIDENTIAL	683	—	320	—	683	683

*CONFIDENTIAL	3,914	7,949	4,736	3,692	(4,034)	223

*CONFIDENTIAL	12,020	—	1,920	—	12,020	12,020

*CONFIDENTIAL	12,020	—	1,920	—	12,020	12,020

*CONFIDENTIAL	1,718	—	—	—	1,718	1,718
*CONFIDENTIAL	19,850	—	15,800	—	19,850	19,850
*CONFIDENTIAL	3,562	—	4,061	—	3,562	3,582
*CONFIDENTIAL	658	100	750	100	558	558
*CONFIDENTIAL	1,432	—	12,000	—	1,432	1,432

*CONFIDENTIAL	27,221	100	32,411	100	27,121	27,121

*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	—	—	98,539	—	—	—
*CONFIDENTIAL	9	—	—	—	9	9
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—

*CONFIDENTIAL	9	—	98,539	—	9	9

*CONFIDENTIAL	—	—	100	—	—	—

*CONFIDENTIAL	—	—	100	—	—	—

Total Expenses	147,721	130,026	254,552	113,321	17,695	34,500

Other Corporate Allocations	—	—	—	—	—	—

Total Controllable Expenses	147,721	130,026	254,552	113,321	17,695	34,500

EBITDA before Executive Expenses	(9,460)	312,821	(65,712)	92,448	(332,282)	(101,909)

EBITDA before Executive Expenses-BPS	(6.57)	217.28	(45.64)	64.21

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Confidential Treatment

*	YTD total only includes actual expenses.

*CONFIDENTIAL YTD PROFIT & LOSS REVIEW	Jan-04	Feb-04	Mar-04	Apr-04	May-04	Jun-04	Jul-04	Aug-04	Sep-04
Revenue/Key Drivers
Total Application Units	59	75	103	90	90	118	112	121	98
Total Application Dollars	$10,016	$12,296	$17,246	$13,288	$14,464	$19,328	$181,168	$19,436	$14,706

Total Closing Units	32	43	77	92	83	93	87	93	72
Total Closing Dollars	$5,432	$6,746	$11,770	$16,449	$13,151	$13,923	$14,462	$15,023	$10,774
Average Loan Amount	169,761	156,880	162,854	178,799	158,443	149,709	166,235	161,534	149,634

Purchase Closing Units	22	38	71	81	73	83	75	88	68
Purchase Closing Dollars	$3,686	$5,493	$10,934	$14,356	$10,471	$12,351	$11,601	$14,077	$10,153
Average Loan Amount	167,533	144,562	153,996	177,233	143,439	148,805	157,347	159,965	149,310

Refi Closings - Units	10	5	6	11	10	10	12	5	4
Refe Closings - Dollars	$1,747	$1,253	$836	$2,094	$2,680	$1,572	$2,861	$946	$621
Average Loan Amount	174,685	250,500	139,340	190,327	267,970	157,215	221,783	189,150	155,150

*CONFIDENTIAL	$—	$—	$—	$2,468	$1,916	$1,960	$644	$151	$732
*CONFIDENTIAL	32.2%	16.6%	7.1%	12.7%	20.4%	11.3%	1X.4%	6.3%	5.8%
*CONFIDENTIAL	3.3%	5.2%	5.8%	5.9%	6.0%	5.5%	5.4%	5.5%	4.2%
*CONFIDENTIAL	0.0%	0.0%	0.0%	15.0%	14.6%	14.1%	4.5%	1.0%	6.8%
*CONFIDENTIAL	1.36%	1.52%	1.60%	1.29%	1.1X %	1.21%	1.36%	1.51%	1.40%
*CONFIDENTIAL	96	128	106	48	119	30	(136)	63	(27)
*CONFIDENTIAL	65.10%	34.91%	46.72%	49.03%	48.32%	45.57%	52.91%	42.79%	46.72%
*CONFIDENTIAL	0.54%	0.78%	0.68%	0.72%	0.80%	0.99%	0.57%	0.64%	1.01%
*CONFIDENTIAL	2.07%	2.48%	2.52%	2.45%	2.37%	2.53%	2.22%	2.49%	2.75%
*CONFIDENTIAL	1.19%	1.95%	1.78%	1.82%	1.80%	1.98%	1.50%	1.84%	2.10%
*CONFIDENTIAL	$3,516	$3,896	$3,855	$4,384	$3,755	$3,791	$3,692	$4,016	$4,120
*CONFIDENTIAL	$4,330	$2,246	$1,847	$1,684	$972	$1,796	$1,778	$1,549	$1,570
*CONFIDENTIAL	2.55%	1.43%	1.21%	0.94%	0.61%	1.20%	1.07%	0.96%	1.25%
Loans over 60 days	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Summary Headcount	21	21	22	21	22	24	24	22	24

YTD PROFIT & LOSS REVIEW	Jan-04	Feb-04	Mar-04	Apr-04	May-04	Jun-04	Jul-04	Aug-04	Sep-04
Revenue
*CONFIDENTIAL	73,851	102,505	188,013	212,756	155,398	169,101	197,134	226,438	150,585
*CONFIDENTIAL	11,230	14,595	27,339	30,050	29,715	32,023	26,913	30,575	24,254
*CONFIDENTIAL	3,069	5,499	8,124	4,235	9,906	2,779	(11,856)	7,70X	(1,940)
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	(633)	(1,892)	(1,663)	(1,848)	(1,740)	(2,381)	(1,329)	(2,004)
*CONFIDENTIAL	—	—	—	—	—	—	16,472	—	—
*CONFIDENTIAL	(4,832)	(6,630)	(5,278)	40,225	13,730	12,054	12,656	14,085	17,080
*CONFIDENTIAL	29,270	52,295	80,159	117,707	104,727	138,310	82,263	96,054	10X,720

Gross Revenue	112,588	187,631	296,825	403,310	311,62X	352,527	321,202	373,530	296,676

Commissions	48,079	35,786	87,840	104,315	75,095	77,062	104,304	96,891	70,344

Net Revenue	64,509	131,845	208,X85	29X,99X	236,533	275,465	216,898	278,640	226,332

Indirect Costs
*CONFIDENTIAL	49,393	12,262	32,840	26,629	43,241	48,021	40,441	37,002	39,468
*CONFIDENTIAL	931	6,522	5,189	2,271	4,467	1,902	6,804	7,235	5,241
*CONFIDENTIAL	—	—	—	7,640	(325)	—	1,080	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	7,402	2,792	9,707	11,966	11,015	12,267	11,814	9,403	8,691
*CONFIDENTIAL	17,269	16,364	19,034	10,938	X,866	13,593	14,683	13,122	11,944
*CONFIDENTIAL	10,636	5,61X	13,903	13,779	13,860	12,960	14,326	12,915	10,072
*CONFIDENTIAL	—	163	208	—	—	—	—	—	—
*CONFIDENTIAL	—	—	1,189	7,500	469	844	—	560	111
*CONFIDENTIAL	—	—	—	—	—	58	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—

*CONFIDENTIAL	85,631	43,720	82,070	80,724	81,593	89,64X	89,149	80,236	75,527

*CONFIDENTIAL	20,635	20,665	12,665	12,665	13,165	12,165	13,665	13,165	12,665
*CONFIDENTIAL	1,736	2,700	5,024	5,838	4,671	6,401	4,801	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—

*CONFIDENTIAL	22,371	23,365	17,689	18,603	17,836	18,588	18,466	13,165	12,665

*CONFIDENTIAL	—	—	—	—	930	38	1,607	(175)	—
*CONFIDENTIAL	—	—	—	—	—	—	2,475	151	—

*CONFIDENTIAL	—	—	—	—	930	38	4,082	(26)	—

*CONFIDENTIAL	1,000	172	1,444	905	1,037	2,930	3,593	2,513	1,831
*CONFIDENTIAL	6,152	6,245	4,636	6,524	4,203	8,489	6,394	6,716	3,817

*CONFIDENTIAL	7,152	6,417	6,080	7,429	5,241	11,419	9,986	9,229	5,546

*CONFIDENTIAL	2,028	1,835	2,572	3,725	2,687	2,637	3,086	3,320	3,368
*CONFIDENTIAL	460	504	1,114	1,725	2,744	1,479	1,419	1,693	1,158
*CONFIDENTIAL	498	543	200	708	37	(434)	719	282	420

*CONFIDENTIAL	2,965	2,582	3,886	6,158	5,X67	3,882	5,224	5,296	4,944

*CONFIDENTIAL	6,144	3,475	3,648	8,744	4,188	5,905	3,803	3,676	5,852

*CONFIDENTIAL	6,144	3,475	3,648	8,744	4,188	5,905	3,803	3,676	5,852

*CONFIDENTIAL	876	876	1,142	1,090	1,544	1,886	1,X89	1,910	3,012
*CONFIDENTIAL	12,240	14,900	24,900	31,150	(38,350)	33,124	19,971	22,800	18,743
*CONFIDENTIAL	210	21	165	27	275	(230)	(20)	6,734	5,994
*CONFIDENTIAL	250	—	514	250	—	925	750	—	400
*CONFIDENTIAL	579	958	736	1,241	804	1,722	1,097	1,039	1,641

*CONFIDENTIAL	14,155	16,756	27,458	33,758	35,728	37,429	23,687	32,283	29,7XX

*CONFIDENTIAL	63	23	100	(100)	—	4	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	75	(40)	1,266	(274)	612	(115)	115	—	—
*CONFIDENTIAL	—	—	—	—	300	161	152	174	195
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—

*CONFIDENTIAL	138	(17)	1,366	(374)	912	50	267	174	195

*CONFIDENTIAL	—	—	—	—	—	75	—	—	—

*CONFIDENTIAL	—	—	—	—	—	75	—	—	—

Total Expenses	138,576	96,596	142,198	154,941	80,640	167,010	154,664	144,036	134,620

Other Corporate Allocations	—	—	—	—	—	—	—	—	—

Total Controllable Expenses	138,576	96,596	142,198	154,941	80,640	167,010	154,664	144,036	134,620

EBITDA before Executive Expenses	(74,067)	35,249	66,787	144,054	155,894	108,455	62,235	132,604	91,712

EBITDA before Executive Expenses-BPS	(136.34)	52.25	56.74	87.57	118.54	77.90	43.03	88.27	85.13

YTD PROFIT & LOSS REVIEW	Oct-04	Nov-04	Dec-04	YTD*	BUDGET	BUDGET VOLUME ACTUALS	BUDGET VARIANCE	BUDGET PRODUCTIVITY
Revenue/Key Drivers
Total Application Units	75	94	85	1,120	1,861	1,120	(741)	—
Total Application Dollars	$13,139	$15,092	$14,106	$181,285	$362,875	$181,285	$(181,590)	$—

Total Closing Units	70	62	79	883	1,390	863	(507)	—
Total Closing Dollars	$10,785	$11,690	$14,397	$144,602	$271,000	$144,602	$(126,398)	$—
Average Loan Amount	154,072	188,548	182,242	163,762	195,000	163,762	(31,238)

Purchase Closing Units	64	59	70	792	1,112	792	(320)	—
Purchase Closing Dollars	$9,549	$10,985	$12,545	$126,401	$216,800	$126,401	$(90,399)	$—
Average Loan Amount	149,211	186,194	179,210	159,598	195,000	159,598

Refi Closings - Units	6	3	9	91	278	91	(187)	—
Refe Closings - Dollars	$1,238	$705	$1,852	$18,201	$54,200	$18,201	$(35,999)	$—
Average Loan Amount	205,931	234,833	205,828	200,010	195,000	200,010

*CONFIDENTIAL	$1,423	$976	$1,985	$12,255
*CONFIDENTIAL	11.5%	6.0%	12.9%	12.6%	20.0%	12.6%
*CONFIDENTIAL	5.3%	5.4%	6.4%	5.4%
*CONFIDENTIAL	13.2%	8.3%	13.8%	8.5%
*CONFIDENTIAL	1.29%	1.49%	1.39%	1.38%	1.29%	1.29%
*CONFIDENTIAL	5	(6)	22	33	167	140
*CONFIDENTIAL	47.78%	49.00%	29.46%	45.77%	52.50%	52.50%
*CONFIDENTIAL	1.01%	0.81%	-0.26%	0.67%	0.54%	0.54%
*CONFIDENTIAL	2.59%	2.54%	1.37%	2.36%	2.10%	2.10%
*CONFIDENTIAL	1.98%	1.81%	0.96%	1.73%	1.42%	1.42%
*CONFIDENTIAL	$3,993	$4,782	$2,498	$3,861	$4,099	$3,442
*CONFIDENTIAL	$1,954	$2,395	$1,870	$1,884	$865	$1,216
*CONFIDENTIAL	1.27%	1.27%	1.03%	1.14%	0.44%	0.74%
*CONFIDENTIAL	N/A	N/A	N/A	—	N/A	N/A
*CONFIDENTIAL	24	26	26	26	29	29	—	(3)

YTD PROFIT & LOSS REVIEW	Oct-04	Nov-04	Dec-04	YTD*	BUDGET	BUDGET VOLUME ACTUALS	BUDGET VARIANCE	BUDGET PRODUCTIVITY
Revenue
*CONFIDENTIAL	139,048	174,154	200,410	1,989,371	3,507,500	1,871,558	(1,518,129)	117,814
*CONFIDENTIAL	21,470	19,745	24,341	292,250	277,949	148,310	14,302	143,940
*CONFIDENTIAL	372	(359)	1,712	29,248	232,241	123,921	(202,993)	(94,673)
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	(13,488)	—	—	(13,488)	(13,488)
*CONFIDENTIAL	—	—	—	16,472	—	—	16,472	16,472
*CONFIDENTIAL	9,898	8,335	7,999	119,322	201,949	107,757	(82,626)	11,565
*CONFIDENTIAL	108,702	94,606	(37,156)	976,018	1,476,750	787,975	(500,732)	188,043

Gross Revenue	279,49X	295,482	197,305	3,409,194	5,596,388	3,039,521	(2,287,194)	369,674

Commissions	66,406	85,336	59,046	910,503	1,841,438	982,588	(930,935)	(72,065)

Net Revenue	213,084	211,14X	138,260	2,4X8,692	3,854,951	2,056,953	(1,356,259)	441,739

Indirect Costs
*CONFIDENTIAL	39,345	45,252	45,426	459,321	416,412	416,412	42,909	42,909
*CONFIDENTIAL	3,194	1,907	1,838	47,303	21,000	21,000	26,303	26,303
*CONFIDENTIAL	—	—	—	8,395	—	—	8,395	8,395
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	7,628	7,506	6,894	107,085	206,363	110,113	(99,278)	(3,028)
*CONFIDENTIAL	13,235	16,182	12,739	167,988	129,500	129,500	38,468	38,468
*CONFIDENTIAL	9,568	11,416	11,651	140,706	197,137	197,137	(56,431)	(56,431)
*CONFIDENTIAL	1,610	—	—	1,981	—	—	1,981	1,981
*CONFIDENTIAL	114	5,600	244	16,631	—	—	16,631	16,631
*CONFIDENTIAL	—	—	—	58	—	—	58	58
*CONFIDENTIAL	—	—	—	—	—	—	—	—

*CONFIDENTIAL	74,695	87,663	78,591	949,446	970,413	874,162	(20,968)	75,284

*CONFIDENTIAL	12,665	13,665	13,665	171,450	138,000	138,000	33,450	33,450
*CONFIDENTIAL	—	—	—	31,171	—	—	31,171	31,171
*CONFIDENTIAL	—	71	—	71	—	—	71	71

*CONFIDENTIAL	12,665	13,736	13,665	202,691	138,000	138,000	64,691	64,691

*CONFIDENTIAL	566	—	350	3,336	3,000	3,000	336	336
*CONFIDENTIAL	—	—	—	2,626	20,700	20,700	(18,075)	(18,075)

*CONFIDENTIAL	586	—	350	5,962	23,700	23,700	(17,738)	(17,738)

*CONFIDENTIAL	2,160	742	5,969	24,295	—	—	24,295	24,295
*CONFIDENTIAL	6,269	1,472	5,981	66,898	—	—	66,898	66,898

*CONFIDENTIAL	8,429	2,214	11,951	91,194	—	—	91,194	91,194

*CONFIDENTIAL	2,710	2,354	1,994	32,713	69,487	37,077	(36,774)	(4,364)
*CONFIDENTIAL	2,189	3,377	1,237	19,098	—	—	19,098	19,098
*CONFIDENTIAL	489	272	683	4,417	—	—	4,417	4,417

*CONFIDENTIAL	5,388	6,003	3,914	56,229	68,487	37,077	(13,259)	19,151

*CONFIDENTIAL	5,974	9,135	12,020	72,565	—	—	72,565	72,565

*CONFIDENTIAL	5,974	9,135	12,020	72,565	—	—	72,565	72,565

*CONFIDENTIAL	1,939	1,878	1,718	19,783	—	—	19,763	19,763
*CONFIDENTIAL	19,X50	17,350	19,850	196,327	—	—	196,327	196,327
*CONFIDENTIAL	4,313	8,832	3,562	29,883	—	—	29,883	29,883
*CONFIDENTIAL	830	—	658	4,577	1,200	1,200	3,377	3,377
*CONFIDENTIAL	2,122	1,432	1,432	14,803	—	—	14,803	14,803

*CONFIDENTIAL	29,054	29,492	27,221	265,353	1,200	1,200	264,153	264,153

*CONFIDENTIAL	—	—	—	90	—	—	90	90
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	1,639		—	1,639	1,639
*CONFIDENTIAL	(3)	29	9	1,017	—	—	1,017	1,017
*CONFIDENTIAL	—	—	—	—		—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—

*CONFIDENTIAL	(3)	29	9	2,746	—	—	2,746	2,746

*CONFIDENTIAL	—	—	—	75			75	75

*CONFIDENTIAL	—	—	—	75	—	—	75	75

Total Expenses	136,787	148,472	147,721	1,646,260	1,202,800	1,074,140	443,460	572,120

Other Corporate Allocations	—	—	—	—	—	—	—	—

Total Controllable Expenses	136,787	148,472	147,721	1,646,260	12,020,800	1,074,140	443,460	572,120

EBITDA before Executive Expenses	76,297	62,674	(9,460)	852,432	2,852,151	982,813	(1,799,719)	(130,382)

EBITDA before Executive Expenses-BPS	70.74	53.61	(6.57)	58.95	97.87	67.97
The Budget is equal to the 0 & 12 Forecast for the following pages.

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Confidential Treatment

*CONFIDENTIAL PROFIT & LOSS REVIEW	Dec-04	BUDGET	FORECAST	BUDGET VOLUME ACTUALS	BUDGET VARIANCE	BUDGET PRODUCTIVITY VARIANCE
Revenue/Key Drivers
Total Application Units	650	538	630	650	112	—
Total Application Dollars	$215,957	$141,092	$210,250	$215,957	$74,865	$—

Total Closing Units	571	625	542	571	(54)	—
Total Closing Dollars	$182,568	$168,470	$182,000	$182,568	$14,098	$—
Average Loan Amount	524,052	490,000	543,149	319,733

Purchase Closing Units	409	495	429	409	(86)	—
Purchase Closing Dollars	$126,533	$133,401	$143,520	$126,533	$(6,868)	$—
Average Loan Amount	515,459	490,000	515,649	309,372

Refi Closings — Units	162	130	113	162	32	—
Refi Closings — Dollars	$55,034	$35,069	$38,480	$56,034	$20,986	$—
Average Loan Amount	559,959	490,000	619,178	345,892

*CONFIDENTIAL	$20,712		$17,960
*CONFIDENTIAL	30.7%	20.8%	21.1%	30.7%
*CONFIDENTIAL	N/A	N/A	N/A	N/A
*CONFIDENTIAL	11.3%		9.9%
*CONFIDENTIAL	1.08%	1.19%	1.11%	1.19%
*CONFIDENTIAL	51	119	66	141
*CONFIDENTIAL	35.65%	57.30%	57.12%	57.30%
*CONFIDENTIAL	0.19%	0.45%	0.56%	0.45%
*CONFIDENTIAL	1.39%	1.88%	1.88%	1.88%
*CONFIDENTIAL	1.01%	1.19%	1.22%	1.19%
*CONFIDENTIAL	$4,447	$5,054	$6,246	$5,995
*CONFIDENTIAL	$1,606	$1,435	$2,419	$1,600
*CONFIDENTIAL	0.50%	0.53%	0.72%	0.50%
Loans over 60 days	N/A	N/A	N/A	N/A
Summary Headcount	134	175	135	175	9	9

PROFIT & LOSS REVIEW	Dec-04	BUDGET	FORECAST	BUDGET VOLUME ACTUALS	BUDGET VARIANCE	BUDGET PRODUCTIVITY VARIANCE
Revenue
*CONFIDENTIAL	1,939,032	2.011,399	2,026,000	2,179,712	(72,367)	(240,680)
*CONFIDENTIAL	186,756	194,895	186,500	211,204	(8,7139)	(24,448)
*CONFIDENTIAL	29,246	74,364	35,884	80,586	(45,119)	(51,341)
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	—	(2,563)	17,000	(2,777)	2,563	2,777
*CONFIDENTIAL	43,187.50	117,109	107,197	126,909	(73,922)	(83,721)
*CONFIDENTIAL	341,197	763,693	1,012,482	827,598	(422,495)	(486,401)

Gross Revenue	2,539,418	3,158,896	3,385,063	3,429,232	(619,479)	(883,814)

Commissions	691,344	1,152,488	1,157,150	1,248,928	(481,145)	(557,585)

Net Revenue	1,848,074	2,006,408	2,227,913	2,174,304	(158,334)	(326,230)

Indirect Costs
*CONFIDENTIAL	401,153	378,896	402,785	378,896	22,257	22,257
*CONFIDENTIAL	24,411	8,711	14,000	8,711	15,700	15,700
*CONFIDENTIAL	23,544	—	25,000	—	23,644	23,544
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	130,740	126,531	131,580	137,119	4,209	(6,379)
*CONFIDENTIAL	32,168	106,400	106,460	106,400	(74,232)	(74,232)
*CONFIDENTIAL	27,432	85,728	84,006	85,728	(58,296)	(58,296)
*CONFIDENTIAL	891	—	—	—	891	891
*CONFIDENTIAL	244	—	—	—	244	244
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—

*CONFIDENTIAL	640,583	706,266	763,831	716,854	(65,683)	(76,271)

*CONFIDENTIAL	64,054	68,200	63,000	88,200	(4,146)	(4,146)
*CONFIDENTIAL	4,878	5,109	5,600	5,109	(231)	(231)
*CONFIDENTIAL	—	300	300	300	(300)	(300)

*CONFIDENTIAL	68,933	73,609	68,900	73,609	(4,677)	(4,677)

*CONFIDENTIAL	1,840	2,750	2,750	2,750	(910)	(910)
*CONFIDENTIAL	—	9,175	3,482	9,175	(9,175)	(9,175)

*CONFIDENTIAL	1,840	11,925	6,232	11,925	(10,085)	(10,085)

*CONFIDENTIAL	46,179	24,770	26,770	26,843	21,409	19,336
*CONFIDENTIAL	34,289	15,000	23,000	15,000	19,289	19,289

*CONFIDENTIAL	80,468	39,770	49,770	41,843	40,898	38,625

*CONFIDENTIAL	19,851	19,822	16,700	21,481	(172)	(1,830)
*CONFIDENTIAL	23,963	8,094	17,106	8,771	15,869	15,191
*CONFIDENTIAL	5,655	4,399	5,760	4,767	1,256	888

*CONFIDENTIAL	49,268	32,315	39,565	35,019	16,953	14,249

*CONFIDENTIAL	38,239	13,980	16,260	15,150	24,259	23,089

*CONFIDENTIAL	38,239	13,980	16,260	15,150	24,259	23,089

*CONFIDENTIAL	1,718	—	—	—	1,718	1,718
*CONFIDENTIAL	5,313	2,500	4,500	2,500	2,813	2,813
*CONFIDENTIAL	4,527	—	4,061	—	4,527	4,527
*CONFIDENTIAL	6,504	6,100	6,750	6,100	404	404
*CONFIDENTIAL	18,397	7,800	32,000	7,800	10,597	10,597

*CONFIDENTIAL	36,459	16,400	47,311	16,400	20,059	20,059

*CONFIDENTIAL	107	—	—	—	107	107
*CONFIDENTIAL	228	—	—	—	228	228
*CONFIDENTIAL	—	—	317,516	—	—	—
*CONFIDENTIAL	202	1,734	1,778	1,879	(1,531)	(1,676)
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—

*CONFIDENTIAL	537	1,734	319,294	1,879	(1,197)	(1,342)

*CONFIDENTIAL	760	—	100	—	760	760

*CONFIDENTIAL	760	1,000	100	1,000	(240)	(240)

Total Expenses	917,087	896,999	1,311,264	913,679	20,087	3,408

Other Corporated Allocations	—	—	—	—	—	—

Total Controllable Expenses	917,087	896,999	1,311,264	913,679	20,087	3,408

EBITDA Before Executive Expenses	930,988	1,109,409	916,649	1,260,625	(178,421)	(329,637)

EBITDA Before Executive Expenses-BPS	50.99	60.77	50.21	69.05

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Confidential Treatment

YTD PROFIT & LOSS REVIEW	Jan-04	Feb-04	Mar-04	Apr-04	May-04	Jun-04	Jul-04	Aug-04	Sep-04
Revenue/Key Drivers
Total Application Units	582	919	1,168	1,011	874	905	770	813	820
Total Application Dollars	$170,095	$296,235	$394,897$	$335,203	$273,825	$273,286	$234,015	$248,502	$255,188

Total Closing Units	310	451	747	777	678	717	612	689	577
Total Closing Dollars	$87,721	$133,348	$232,243	$261,175	$216,499	$221,028	$184,667	$203,474	$174,981
Average Loan Amount	465,762	467,179	481,919	536,062	500,189	481,609	490,435	477,729	474,798

Purchase Closing Units	224	300	534	512	492	565	498	550	440
Purchase Closing Dollars	$62,964	$83,324	$158,489	$163,896	$155,150	$169,953	$155,298	$164,202	$130,506
Average Loan Amount	460,987	441,626	472,690	524,193	488,735	469,558	496,562	484,912	472,838

Refi Closing - Units	86	151	213	265	186	152	114	139	137
Refi Closing - Dollars	$24,757	$50,024	$73,754	$97,279	$61,340	$54,075	$29,370	$39,272	$44,476
Average Loan Amount	477,432	584,549	491,603	565,074	601,266	526,951	483,631	475,169	484,887

*CONFIDENTIAL	$1,685	$3,062	$3,460	$24,208	$22,889	$25,085	$13,816	$6,114	$21,886
*CONFIDENTIAL	28.2%	37.5%	31.8%	37.2%	28.3%	24.5%	15.9%	19.3%	25.4%
*CONFIDENTIAL	NA	NA	NA	NA	NA	NA	NA	NA	NA
*CONFIDENTIAL	1.9%	2.3%	1.5%	9.3%	10.8%	11.3%	7.5%	3.0%	12.5%
*CONFIDENTIAL	1.13%	1.12%	1.10%	1.01%	1.00%	1.05%	1.10%	1.08%	1.14%
*CONFIDENTIAL	41	93	62	53	103	72	(42)	129	123
*CONFIDENTIAL	56.39%	57.08%	59.83%	74.95%	26.71%	50.93%	59.65%	59.10%	52.90%
*CONFIDENTIAL	0.54%	0.36%	0.43%	0.45%	0.48%	0.58%	0.44%	0.43%	0.53%
*CONFIDENTIAL	1.95%	1.50%	1.75%	1.61%	1.67%	1.79%	1.69%	1.71%	1.81%
*CONFIDENTIAL	1.31%	0.86%	1.09%	0.85%	1.40%	1.26%	1.04%	1.07%	1.21%
*CONFIDENTIAL	$5,526	$4,430	$5,436	$5,423	$5,318	$5,524	$5,103	$5,045	$5,495
*CONFIDENTIAL	$3,264	$1,966	$1,503	$1,449	$1,547	$1,468	$1,685	$1,364	$1,626
*CONFIDENTIAL	1.15%	0.66%	0.48%	0.43%	0.48%	0.48%	0.56%	0.46%	0.54%
Loans over 60 days	NA	NA	NA	NA	NA	NA	NA	NA	NA
Summary Headcount	165	169	170	170	172	171	178	180	180

YTD PROFIT AND LOSS REVIEW	Jan-04	Feb-04	Mar-04	Apr-04	May-04	Jun-04	Jul-04	Aug-04	Sep-04
Revenue
*CONFIDENTIAL	993,532	1,488,717	2,558,540	2,848,697	2,163,882	2,317,690	2,027,213	2,198,344	1,988,376
*CONFIDENTIAL	115,898	179,254	295,852	307,350	268,021	222,134	210,355	243,809	195,109
*CONFIDENTIAL	12,773	41,826	46,391	40,976	69,756	51,875	(25,576)	89,050	71,232
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	(4,909)	(22,660)	(22,462)	(33,524)	13,766	(16,492)	(15,124)	(8,419)	(16,350)
*CONFIDENTIAL	—	—	—	—	—	—	83,461	—	(82,005)
*CONFIDENTIAL	116,245	(167,075)	176,570	86,957	88,860	110,654	35,116	69,014	90,710
*CONFIDENTIAL	477,622	477,961	1,005,815	1,163,248	1,028,768	1,275,146	807,821	884,203	923,444
Gross Revenue	1,713,161	1,998,023	4,060,686	4,213,704	3,605,521	3,961,007	3,123,265	3,476,001	3,170,516
Commissions	560,283	849,704	1,530,683	1,985,162	577,997	1,180,345	1,209,134	1,299,319	1,051,863
Net Revenue	1,152,878	1,145,319	2,530,003	2,228,542	3,027,524	2,780,662	1,914,131	2,176,682	2,118,854
Indirect Costs
*CONFIDENTIAL	388,177	297,238	388,564	351,600	348,263	382,873	372,121	370,004	377,971
*CONFIDENTIAL	56,784	22,069	32,750	36,069	33,704	23,945	33,363	19,408	17,358
*CONFIDENTIAL	12,548	16,798	26,040	26,941	33,629	24,627	29,684	30,697	20,955
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	62,461	100,384	181,875	189,840	161,988	162,380	133,914	149,545	133,024
*CONFIDENTIAL	161,299	96,011	141,733	141,110	132,709	137,135	149,379	88,896	127,454
*CONFIDENTIAL	148,144	101,081	151,299	152,616	96,179	72,929	96,435	79,538	82,679
*CONFIDENTIAL	—	249	608	—	—	44	203	413	—
*CONFIDENTIAL	—	—	1,189	7,500	2,106	844	136	560	111
*CONFIDENTIAL	—	—	—	—	—	58	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	829,413	633,850	924,057	906,675	810,578	804,835	815,237	739,061	759,552
*CONFIDENTIAL	70,341	69,810	62,043	55,125	61,192	59,831	61,430	63,485	60,800
*CONFIDENTIAL	(4,872)	33,157	8,942	6,263	6,469	11,946	10,300	8,866	5,487
*CONFIDENTIAL	90	125	716	(103)	90	—	—	—	961
*CONFIDENTIAL	65,559	103,082	71,702	61,285	67,771	71,778	71,730	70,353	67,248
*CONFIDENTIAL	—	2,127	5,342	1,528	3,733	244	710	312	394
*CONFIDENTIAL	—	—	—	—	—	—	2,475	151	—
*CONFIDENTIAL	—	2,127	5,342	1,528	3,733	244	3,185	463	394
*CONFIDENTIAL	21,491	40,063	16,724	27,452	62,912	21,409	36,905	15,813	24,279
*CONFIDENTIAL	9,611	14,777	11,176	14,061	11,609	13,510	16,391	14,012	9,799
*CONFIDENTIAL	31,102	54,839	27,900	41,513	74,521	34,919	53,296	29,825	34,077
*CONFIDENTIAL	12,653	13,576	18,721	20,750	16,068	18,226	16,420	18,544	13,391
*CONFIDENTIAL	10,517	12,203	17,909	19,761	20,559	15,358	16,036	15,336	4,082
*CONFIDENTIAL	8,004	9,112	3,202	8,770	43	1,103	3,719	3,348	3,431
*CONFIDENTIAL	31,173	34,891	39,832	49,302	36,670	34,689	36,175	33,228	20,905
*CONFIDENTIAL	18,176	31,731	30,540	31,641	25,121	59,831	15,886	20,816	11,091
*CONFIDENTIAL	18,176	31,731	30,540	31,641	25,121	59,831	15,886	20,816	11,091
*CONFIDENTIAL	876	876	1,142	1,090	1,544	1,889	1,889	1,910	3,012
*CONFIDENTIAL	2,390	2,300	3,300	7,300	3,393	9,993	2,484	8,100	5,193
*CONFIDENTIAL	7,217	(1,347)	(10,362)	527	1,686	(230)	(420)	6,949	5,994
*CONFIDENTIAL	6,728	4,511	7,373	5,561	5,409	6,114	7,365	5,758	5,608
*CONFIDENTIAL	18,382	18,701	19,809	19,868	17,050	22,393	23,359	20,632	18,598
*CONFIDENTIAL	35,593	25,041	21,262	34,346	29,081	40,159	34,677	43,350	38,404
*CONFIDENTIAL	63	23	383	(100)	—	18	(0)	—	0
*CONFIDENTIAL	125	—	—	167	—	5,100	—	800	5,600
*CONFIDENTIAL	75	(40)	1,266	(274)	612	(115)	115	—	—
*CONFIDENTIAL	251	469	144	90	445	347	336	138	395
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—

*CONFIDENTIAL	514	452	1,793	(117)	1,057	5,350	451	738	5,995

*CONFIDENTIAL	432	715	300	381	410	700	840	240	494

*CONFIDENTIAL	432	715	300	381	410	700	840	240	494

Total Expenses	1,011,961	886,739	1,122,727	1,125,554	1,048,942	1,052,506	1,031,477	940,074	936,161

Other Corporate Allocations	—	—	—	—	—	—	—	—	—

Total Controllable Expenses	1,011,961	886,739	1,122,727	1,125,554	1,048,942	1,052,506	1,031,477	940,074	936,161

EBITDA before Executive Expenses	140,916	261,580	1,407,276	1,102,989	1,978,583	1,728,156	882,653	1,236,608	1,180,493

EBITDA before Executive Expenses-BPS	16.06	19.62	60.59	42.23	91.39	78.19	47.80	60.77	67.46

YTD PROFIT & LOSS REVIEW	Oct-04	Nov-04	Dec-04	YTD*	BUDGET	BUDGET VOLUME ACTUALS	BUDGET VARIANCE	PRODUCTIVITY VARIANCE
Revenue/Key Drivers
Total Application Units	774	705	650	9,991	8,497	9,991	1,494	—
Total Application Dollars	$260,361	$243,382	$215,957	$3,200,946	$2,319,318	$3,200,946	$881,628	$—

Total Closing Units	591	627	571	7,347	7,027	7,347	320	—
Total Closing Dollars	$165,635	$212,976	$182,588	$2,296,308	$1,933,030	$2,296,306	$363,276	$—
Average Loan Amount	489,677	544,807	524,052	312,550	275,091	312,550	37,459	—

Purchase Closing Units	450	464	409	5,438	5,565	5,438	(127)	—
	$137,099	$151,355	$126,533	$1,655,768	$1,529,804	$1,655,768	$125,964	$—
Average Loan Amount	479,649	532,786	515,459	304,481	274,891	304,481	29,590	—

Refi Closings - Units	141	163	162	1,909	1,462	1,908	447	—
Refi Closings - Dollars	$48,538	$61,621	$56,034	$640,539	$403,226	$640,539	$237,312	$—
Average Loan Amount	556,307	615,563	559,959	335,536	275,852	335,536	59,684

*CONFIDENTIAL	$24,455	$21,461	$20,712	$188,834
*CONFIDENTIAL	26.1%	28.9%	30.7%	27.9%	20.9%	27.9%	7.03%
*CONFIDENTIAL	NA	NA	NA
*CONFIDENTIAL	13.2%	10.1%	11.3%	8.2%
*CONFIDENTIAL	1.08%	1.09%	1.06%	1.07%	1.19%	1.18%	(0)
*CONFIDENTIAL	97	79	51	73	115	118	$(42)
*CONFIDENTIAL	57.19%	57.03%	35.65%	54.39%	57.58%	58.08%	-3.2%
*CONFIDENTIAL	0.45%	0.40%	0.19%	0.44%	0.48%	0.47%	-0.04%
*CONFIDENTIAL	1.74%	1.65%	1.39%	1.68%	1.89%	1.87%	-0.21%
*CONFIDENTIAL	1.12%	1.02%	1.01%	1.10%	1.21%	1.19%	-0.11%
*CONFIDENTIAL	$5,459	$5,591	$4,447	$5,253	$5,197	$5,845	$56
*CONFIDENTIAL	$1,585	$1,609	$1,608	$1,638	$1,526	$1,524	$110
*CONFIDENTIAL	0.50%	0.47%	0.50%	0.52%	0.55%	0.49%	-0.03%
Loans over 60 days	NA	NA	NA		NA	NA	NA
Summary Headcount	183	185	184	184	175	175	9	9

YTD PROFIT AND LOSS REVIEW	Oct-04	Nov-04	Dec-04	YTD*	BUDGET	BUDGET VOLUME ACTUALS	BUDGET VARIANCE	PRODUCTIVITY VARIANCE
Revenue
*CONFIDENTIAL	1,996,941	2,324,705	1,939,032	24,645,669	22,953,251	27,046,498	1,692,418	(2,400,829)
*CONFIDENTIAL	205,832	220,598	186,756	2,650,968	2,250,945	2,702,599	400,023	(51,631)
*CONFIDENTIAL	57,040	49,543	29,245	534,131	808,920	870,503	(274,789)	(336,372)
*CONFIDENTIAL	—	0	—	0	—	—	0	0
*CONFIDENTIAL	—	0	—	(153,726)	—	—	(153,726)	(153,726)
*CONFIDENTIAL	70,853	11,152	—	83,461	(31,097)	(40,259)	114,557	123,719
*CONFIDENTIAL	59,458	40,827	43,189	752,525	1,337,831	1,578,298	(585,307)	(825,774)
*CONFIDENTIAL	836,414	856,695	341,197	10,080,334	9,201,717	10,788,905	878,617	(708,571)
Gross Revenue	3,226,538	3,505,520	2,539,418	38,593,381	36,521,568	42,946,546	2,071,793	(4,353,185)
Commissions	1,142,069	1,325,796	691,344	13,403,699	13,217,202	15,709,908	186,497	(2,306,209)
Net Revenue	2,084,469	2,179,725	1,848,074	25,189,862	23,304,366	27,236,636	1,885,296	(2,046,975)
Indirect Costs							0
*CONFIDENTIAL	343,945	361,797	401,153	4,363,706	4,208,796	4,208,796	174,910	174,910
*CONFIDENTIAL	16,040	16,088	24,411	334,007	96,848	96,848	237,160	237,160
*CONFIDENTIAL	26,706	16,590	23,544	288,758	—	—	258,758	288,758
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	147,524	151,344	130,740	1,705,019	1,452,886	1,723,891	252,133	(18,872)
*CONFIDENTIAL	121,431	104,351	32,166	1,433,677	1,393,300	1,393,300	40,377	40,377
*CONFIDENTIAL	72,186	89,931	27,432	1,172,449	1,341,228	1,341,228	(166,779)	(168,779)
*CONFIDENTIAL	(879)	—	891	1,529	—	—	1,529	1,529
*CONFIDENTIAL	1,552	5,600	244	19,643	—	—	19,643	19,843
*CONFIDENTIAL	—	—	—	58	—	—	58	58
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	726,504	747,700	640,583	9,339,045	8,493,057	8,764,063	845,988	574,982
*CONFIDENTIAL	59,611	62,999	64,054	750,723	774,000	774,000	(23,227)	(23,227)
*CONFIDENTIAL	4,549	3,950	4,878	97,958	66,982	66,982	30,978	30,976
*CONFIDENTIAL	154	71	—	2,103	3,600	3,600	(1,497)	(1,497)
*CONFIDENTIAL	64,314	67,020	68,933	850,784	844,582	844,582	6,202	6,202
*CONFIDENTIAL	1,938	11,917	1,840	30,085	33,000	33,000	(2,915)	(2,915)
*CONFIDENTIAL	—	—	—	2,626	110,300	110,300	(107,675)	(107,675)
*CONFIDENTIAL	1,938	11,917	1,840	32,710	143,300	143,300	(110,590)	(110,590)
*CONFIDENTIAL	28,789	49,248	46,179	391,264	367,240	475,438	24,024	(84,173)
*CONFIDENTIAL	14,921	10,580	34,289	174,734	70,000	70,000	104,734	104,734
*CONFIDENTIAL	43,710	59,828	80,468	565,998	437,240	545,438	128,758	20,561
*CONFIDENTIAL	17,604	20,406	19,651	204,013	212,589	222,340	(8,576)	(18,327)
*CONFIDENTIAL	13,093	21,358	23,963	190,195	113,434	146,855	76,761	43,341
*CONFIDENTIAL	2,527	5,828	5,655	54,742	53,185	68,855	1,557	(14,112)
*CONFIDENTIAL	33,223	47,593	49,268	448,951	379,208	438,049	69,743	10,901
*CONFIDENTIAL	23,022	31,608	38,239	337,702	169,114	218,939	168,588	118,763
*CONFIDENTIAL	23,022	31,608	38,239	337,702	169,114	218,939	168,588	118,763
*CONFIDENTIAL	1,939	1,878	1,718	19,763	—	—	19,763	19,763
*CONFIDENTIAL	5,050	5,050	5,313	59,865	30,000	30,000	29,865	29,865
*CONFIDENTIAL	9,313	8,656	4,527	32,510	—	—	32,510	32,510
*CONFIDENTIAL	5,689	9,283	6,504	75,902	73,200	73,200	2,702	2,702
*CONFIDENTIAL	18,850	17,936	18,397	233,976	93,600	93,600	140,376	140,376
*CONFIDENTIAL	40,841	42,803	36,459	422,016	196,800	196,800	225,215	225,215
*CONFIDENTIAL	259	40	107	793	—	—	793	793
*CONFIDENTIAL	—	147	228	11,966	16,500	16,500	(4,534)	(4,534)
*CONFIDENTIAL	1	—	—	1,640	—	—	1,640	1,640
*CONFIDENTIAL	17	337	202	3,171	20,970	27,148	(17,800)	(23,978)
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—

*CONFIDENTIAL	277	524	537	17,569	37,470	43,648	(19,901)	(26,079)

*CONFIDENTIAL	820	—	760	6,093	—	—	6,093	6,093

*CONFIDENTIAL	820	—	760	6,093	25,000	—	(18,907)	6,093

Total Expenses	936,648	1,008,992	917,087	12,020,868	10,725,772	11,194,820	1,295,096	826,048

Other Corporate Allocations	—	—	—	—	—	—	—	—

Total Controllable Expenses	936,648	1,008,992	917,087	12,020,868	10,725,772	11,194,820	1,295,096	826,048

EBITDA before Executive Expenses	1,147,821	1,170,732	930,986	13,166,795	12,578,595	16,041,818	590,200	(2,873,023)

EBITDA before Executive Expenses-BPS	81.83	54.97	50.99	57.35	65.07	89.86

The Budget is equal to the 0 & 12 Forecast for the following pages.

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Confidential Treatment

PROFIT & LOSS REVIEW	Dec-04	BUDGET	FORECAST	BUDGET VOLUME ACTUALS	BUDGET VARIANCE	BUDGET PRODUCTIVITY VARIANCE

Revenue/Key Drivers
Total Application Units	243	320	289	243	(77)	—
Total Application Dollars	$30,992	$45,120	$31,400	$30,992	$14,128	$—

Total Closing Units	192	224	216	192	(32)	—
Total Closing Dollars	$22,372	$31,584	23,796	$22,372	$9,212	$—
Average Loan Amount	118,519	141,000	$108,796	116,519	(26)
			226
Purchase Closing Units	143	169		143	(7,720)	—
Purchase Closing Dollars	$16,074	$23,794	23,794	$16,074	$6	$—
Average Loan Amount	112,405	141,000	$105,794	112,405	(1,492)
			105,470
Refi Closings - Units	49	55		49
Refi Closings - Dollars	$6,298	$7,790	(10)	$6,298
Average Loan Amount	128,526	141,000	$294	18,526
*CONFIDENTIAL			30,625
*CONFIDENTIAL	$6,070		$4,700			—
*CONFIDENTIAL	28.2%	24.7%	-1.3%	28.2%		$—
*CONFIDENTIAL	18.6%
*CONFIDENTIAL	27.1%		20.0%
*CONFIDENTIAL	-0.21%	1.85%	1.44%	1.85%
*CONFIDENTIAL	259	358	271	296
*CONFIDENTIAL	-20.88%	62.65%	62.96%	62.65%
*CONFIDENTIAL	0.84%	0.80%	0.68%	0.80%
*CONFIDENTIAL	1.00%	3.14%	2.56%	3.14%
*CONFIDENTIAL	0.96%	1.98%	1.66%	1.98%
*CONFIDENTIAL	$1,171	$4,427	$2,788	$3,658
*CONFIDENTIAL	$1,856	$1,921	$2,127	$2,092
*CONFIDENTIAL	1.59%	1.36%	1.95%	1.80%
Loans over 60 days	N/A	N/A	N/A	N/A
Summary Headcount	91	96	93	96	(5)	(5)

PROFIT & LOSS REVIEW	Dec-04	BUDGET	FORECAST	BUDGET VOLUME ACTUALS	BUDGET VARIANCE	BUDGET PRODUCTIVITY VARIANCE
Revenue
*CONFIDENTIAL	(46.293)	584,304	338,400	413,875	(630,597)	(460,168)
*CONFIDENTIAL	13,926	6,423	3,755	4,549	7,603	9,376
*CONFIDENTIAL	49,728	80,277	58,450	56,862	(30,550)	(7,135)
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	—	3,158	2,350	2,237	(3,158)	(2,237)
*CONFIDENTIAL	20,252	66,326	39,480	46,980	(46,975)	(26,729)
*CONFIDENTIAL	187,169	251,093	159,800	177,854	(63,923)	9,315

Gross Revenue	224,781	991,581	602,235	702,358	(756,800)	(447,578)

Commissions	9,668	366,054	213,058	259,284	(356,386)	(249,616)

Net Revenue	215,113	625,527	389,177	443,074	(410,414)	(227,961)

Indirect Costs
*CONFIDENTIAL	170,585	177,461	187,648	177,461	(6,876)	(6,876)
*CONFIDENTIAL	610	—	1,000	—	610	610
*CONFIDENTIAL	6,996	4,500	4,500	3,187	2,496	3,809
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	1,898	75	1,898	53	1,823	1,845
*CONFIDENTIAL	5,905	49,297	57,997	49,297	(43,392)	(43,392)
*CONFIDENTIAL	30,362	38,046	28,049	38,046	(7,684)	(7,684)
*CONFIDENTIAL	890	500	500	500	390	390
*CONFIDENTIAL	500	2,000	2,500	2,000	(1,500)	(1,500)
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—

*CONFIDENTIAL	217,746	271,879	284,093	270,544	(54,133)	(52,798)

*CONFIDENTIAL	35,208	35,712	36,125	35,712	(504)	(504)
*CONFIDENTIAL	1,929	950	950	950	979	979
*CONFIDENTIAL	3,090	2,100	2,100	2,100	990	990
*CONFIDENTIAL	40,227	36,752	39,175	38,762	1,465	1,465

*CONFIDENTIAL	—	3,800	—	3,800	(3,800)	(3,800)
*CONFIDENTIAL	6,429	3,500	6,000	3,500	2,929	2,929

*CONFIDENTIAL	6,429	7,300	6,000	7,300	(871)	(871)

*CONFIDENTIAL	19,473	29,134	15,000	20,636	(9,661)	(1,164)
*CONFIDENTIAL	7,571	3,766	3,766	3,766	3,805	3,805

*CONFIDENTIAL	27,043	32,900	18,766	24,402	(5,857)	(2,641)

*CONFIDENTIAL	30,889	33,000	33,225	23,375	(2,111)	7,515
*CONFIDENTIAL	3,204	5,000	5,508	3,542	(1,796)	(337)
*CONFIDENTIAL	1,452	1,550	1,456	1,098	(98)	354

*CONFIDENTIAL	35,543	39,550	40,189	28,014	(4,005)	7,531

*CONFIDENTIAL	21,131	22,894	18,000	16,216	(1,763)	4,914

*CONFIDENTIAL	21,131	22,894	18,000	16,216	(1,763)	4,914

*CONFIDENTIAL	—	2,000	2,000	1,417	(2,000)	(1,417)
*CONFIDENTIAL	3,658	6,750	6,750	6,750	(3,092)	(3,092)
*CONFIDENTIAL	202	1,600	122	1,600	(1,398)	(1,398)
*CONFIDENTIAL	416	1,083	1,083	1,083	(667)	(667)
*CONFIDENTIAL	3,016	2,000	2,000	2,000	1,016	1,016

*CONFIDENTIAL	7,292	13,433	11,955	12,650	(6,141)	(8,558)

*CONFIDENTIAL	798	620	561	620	178	178
*CONFIDENTIAL	—	500	500	500	(500)	(500)
*CONFIDENTIAL	—	800	38,351	800	(800)	(800)
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—

*CONFIDENTIAL	798	1,920	39,412	1,920	(1,122)	(1,122)

*CONFIDENTIAL	52	—	—	—	52	52

*CONFIDENTIAL	52	1,750	1,750	1,750	(1,698)	(1,698)

Total Expenses	356,263	430,388	459,340	401,758	(74,125)	(45,496)

Other Corporate Allocations	—	—	—	—	—	—

Total Controllable Expenses	356,263	430,388	459,340	401,758	(74,125)	(45,496)

EBITDA before Executive Expenses	(141,150)	195,139	(70,163)	41,316	(336,289)	(182,465)

EBITDA before Executive Expenses-BPS	(63.09)	87.23	(31.36)	18.47

The Budget is equal to the 0 & 12 Forecast for the following pages.

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Confidential Treatment

*CONFIDENTIAL * YTD total only includes actual expenses
YTD PROFIT & LOSS REVIEW	Jan-04	Feb-04	Mar-04	Apr-04	May-04	Jun-04	Jul-04	Aug-04	Sep-04
Revenue/Key Drivers
Total Application Units	320	288	529	370	319	348	291	312	291
Total Application Dollars	$42,289	$38,021	$70,342	$46,700	$39,526	$46,621	$36,013	$40,321	$36,526

Total Closing Units	134	158	305	287	237	279	229	267	214
Total Closing Dollars	$17,604	$21,422	$39,018	$34,226	$27,189	$32,135	$23,664	$30,899	$25,776
Average Loan Amount	131,376	135,582	127,926	119,255	114,723	115,180	103,423	115,726	120,450

Purchase Closing Units	93	107	170	201	192	252	204	225	177
Purchase Closing Dollars	$12,742	$13,961	$20,584	$23,358	$2,144	$29,396	$21,324	$25,886	$21,180
Average Loan Amount	137,015	130,660	121,081	116,207	11,167	116,650	104,531	115,051	119,863

Refi Closings - Units	41	51	135	86	45	27	25	42	37
Refi Closings - Dollars	$4,882	$7,441	$18,434	$10,868	$25,045	$2,739	$2,380	$5,012	$4,596
Average Loan Amount	118,585	145,908	136,547	126,377	556,564	101,452	94,380	119,341	124,214

*CONFIDENTIAL	$234	$—	$—	$2,014	$6,202	$7,116	$5,325	$3,971	$3,224
*CONFIDENTIAL	27.6%	34.7%	47.2%	31.8%	92.1%	6.5%	10.0%	16.2%	17.8%
*CONFIDENTIAL	15.2%	18.1%	18.6%	18.4%	14.4%	20.4%	15.6%	16.5%	15.5%
*CONFIDENTIAL	1.3%	0.0%	0.0%	5.9%	22.8%	22.1%	22.5%	12.9%	12.5%
*CONFIDENTIAL	2.00%	2.06%	1.64%	1.84%	1.71%	1.86%	0.47%	0.86%	1.86%
*CONFIDENTIAL	170	292	228	338	221	296	342	327	313
*CONFIDENTIAL	69.97%	64.09%	64.97%	58.29%	63.84%	67.14%	286.07%	138.94%	64.49%
*CONFIDENTIAL	0.85%	0.71%	0.96%	0.56%	0.69%	0.66%	1.09%	1.84%	0.72%
*CONFIDENTIAL	3.28%	2.96%	2.75%	2.80%	2.79%	2.91%	2.22%	3.08%	2.61%
*CONFIDENTIAL	1.68%	1.64%	1.69%	1.73%	1.70%	1.67%	0.88%	1.88%	1.41%
*CONFIDENTIAL	$4,308	$4,009	$3,524	$3,343	$3,205	$3,353	$2,291	$3,564	$3,146
*CONFIDENTIAL	$3,270	$2,210	$1,489	$1,447	$1,797	$1,480	$1,835	$1,500	$1,855
*CONFIDENTIAL	2.49%	1.63%	1.16%	1.21%	1.57%	1.29%	1.77%	1.30%	1.54%
Loans over 60 days	1	1	1	2	N/A	8	6	3	N/A
Summary Headcount	99	102	97	92	93	91	95	93	95

YTD PROFIT & LOSS REVIEW	Jan-04	Feb-04	Mar-04	Apr-04	May-04	Jun-04	Jul-04	Aug-04	Sep-04
Revenue
*CONFIDENTIAL	352,942	441,123	639,627	628,427	465,264	596,192	110,924	267,122	480,002
*CONFIDENTIAL	(8,618)	(13,491)	(24,152)	(16,334)	(8,945)	(4,595)	10,167	(5,245)	(188)
*CONFIDENTIAL	22,737	46,161	69,441	96,870	52,437	82,455	78,422	87,226	66,975
*CONFIDENTIAL	7,722	1,997	(699)	137	(687)	(322)	—	—	(93,815)
*CONFIDENTIAL	(5,025)	(7,231)	(4,220)	(6,529)	(5,862)	(5,083)	(2,483)	(7,205)	(6,147)
*CONFIDENTIAL	—	—	—	—	2,196	—	—	—	0
*CONFIDENTIAL	56,859	12,581	20,606	68,347	68,725	55,115	69,130	42,205	40,153
*CONFIDENTIAL	148,902	152,334	374,374	190,492	186,613	211,708,	258,518	567,472	186,650

Gross Revenue	577,319	633,,474	1,074,777	959,410	759,561	935,470	524,678	951,575	673,650

Commissions	246,939	282,722	415,576	366,302	286,126	400,292	317,321	371,135	309,576

Net Revenue	330,380	350,752	659,201	593,108	463,435	535,189	207,357	580,440	364,075

Indirect Costs
*CONFIDENTIAL	195,596	170,792	214,476	176,336	164,457	168,991	168,955	171,271	169,731
*CONFIDENTIAL	1,753	660	424	410	1,031	933	1,296	1,165	1,162
*CONFIDENTIAL	9,795	8,238	9,506	12,150	9,733	12,384	12,949	9,708	11,155
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	833	833	833	833	833	833	833	—	4,987
*CONFIDENTIAL	68,944	48,184	63,200	66,569	62,844	58,011	70,307	80,985	51,389
*CONFIDENTIAL	60,282	34,921	35,895	41,295	41,304	35,298	42,398	31,588	33,770
*CONFIDENTIAL	—	676	1,446	34	626	993	329	250	250
*CONFIDENTIAL	—	—	—	—	5,696	3,600	3,796	4,197	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—

*CONFIDENTIAL	337,204	264,303	325,781	297,626	286,524	281,044	300,864	279,165	272,463

*CONFIDENTIAL	23,310	25,655	36,125	34,921	33,921	34,984	33,915	36,060	35,050
*CONFIDENTIAL	2,290	3,249	7,079	1,945	3,045	6,388	2,236	2,330	2,860
*CONFIDENTIAL	546	1,095	2,163	193	2,232	3,567	2,626	1,700	1,596

*CONFIDENTIAL	26,146	29,999	45,367	37,061	39,198	44,939	38,777	40,090	39,507

*CONFIDENTIAL	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	4,329	4,769	1,488	7,486	8,669	4,972	4,389	5,454	5,948

*CONFIDENTIAL	4,329	4,769	1,488	7,486	8,669	4,972	4,389	5,454	5,948

*CONFIDENTIAL	9,845	16,890	19,332	13,850	24,735	17,844	12,868	10,916	15,152
*CONFIDENTIAL	2,035	1,299	3,120	1,412	2,793	2,757	4,628	5,356	1,564

*CONFIDENTIAL	11,880	18,190	22,453	15,062	27,527	20,802	17,494	16,272	16,716

*CONFIDENTIAL	25,561	5,684	33,225	34,936	32,350	33,047	29,725	32,126	31,197
*CONFIDENTIAL	—	—	—	—	—	—	4,155	3,835	3,316
*CONFIDENTIAL	4,823	4,165	2,791	2,060	560	842	806	524	1,054

*CONFIDENTIAL	30,384	9,849	36,016	36,996	32,910	33,889	34,686	36,485	35,567

*CONFIDENTIAL	17,940	11,128	16,398	12,926	21,325	19,785	15,161	16,458	15,938

*CONFIDENTIAL	17,940	11,128	16,398	12,926	21,325	19,785	15,161	16,458	15,938

*CONFIDENTIAL	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	4,339	4,791	3,179	4,069	5,977	4,596	4,426	2,509	3,478
*CONFIDENTIAL	645	714	76	202	2,374	250	—	888	213
*CONFIDENTIAL	2,036	2,320	189	235	—	833	1,553	1,133	1,409
*CONFIDENTIAL	2,713	2,597	2,943	2,743	759	1,388	1,876	1,876	4,329

*CONFIDENTIAL	9,733	10,423	6,387	7,249	9,110	7,067	7,855	6,406	9,428

*CONFIDENTIAL	629	470	198	708	546	745	759	273	898
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—

*CONFIDENTIAL	629	470	198	958	546	745	759	273	898

*CONFIDENTIAL	—	—	—	—	33	11	144	28	448

*CONFIDENTIAL	—	—	—	—	33	11	144	28	448

Total Expenses	438,246	349,131	454,088	415,365	425,843	413,052	420,130	400,631	396,912

Other Corporate Allocations	—	—	—	—	—	—	—	—	—

Total Controllable Expenses	438,246	349,131	454,088	415,365	425,843	413,052	420,130	400,631	396,912

EBITDA before Executive Expenses	(107,865)	1,621	205,113	177,742	37,592	122,128	(212,773)	179,809	(32,837)

EBITDA before Executive Expenses-BPS	(61.27)	0.76	52.57	51.93	13.83	38.00	(69.84)	58.19	(12.74)

YTD PROFIT & LOSS REVIEW	Oct-04	Nov-04	Dec-04	YTD*	BUDGET	BUDGET VOLUME ACTUALS	BUDGET VARIANCE	BUDGET PRODUCTIVITY
Revenue/Key Drivers
Total Application Units	271	298	243	3,880	4,049	3,880	(169)	—
Total Application Dollars	$33,420	$37,606	$30,992	$500,379	$570,849	$500,379	$(70,470)	$—

Total Closing Units	259	232	192	2,793	2,834	2,793	(41)	—
Total Closing Dollars	$28,265	$25,167	$22,372	$327,756	$399,594	$327,756	$(71,838)	$—
Average Loan Amount	109,130	108,476	116,519	117,349	141,000	117,349	(23,651)

Purchase Closing Units	211	188	143	2,163	2,126	2,163	37	—
Purchase Closing Dollars	$22,367	$20,451	$16,074	$229,487	$299,696	$229,487	$(70,209)	$—
Average Loan Amount	106,003	108,782	112,405	106,097	141,000	106,097

Refl Closings - Units	48	44	49	630	708	630	(78)	—
Refl Closings - Dollars	$5,898	$4,716	$6,298	$98,269	$99,898	$98,269	$(1,629)	$—
Average Loan Amount	122,877	107,171	128,526	155,983	141,000	155,983

*CONFIDENTIAL	$5,709	$6,237	$6,070	$46,102
*CONFIDENTIAL	20.9%	18.7%	28.2%	30.0%	25.0%	30.0%
*CONFIDENTIAL	18.0%	15.2%	18.6%	17.0%
*CONFIDENTIAL	20.2%	24.8%	27.1%	14.1%
*CONFIDENTIAL	1.77%	2.06%	-0.21%	1.51%	1.85%	1.65%
*CONFIDENTIAL	297	156	259	274	381	317
*CONFIDENTIAL	62.47%	62.18%	-20.88%	73.68%	62.65%	62.65%
*CONFIDENTIAL	0.69%	0.85%	0.84%	0.88%	0.80%	0.80%
*CONFIDENTIAL	2.62%	3.22%	1.00%	2.72%	3.14%	3.14%
*CONFIDENTIAL	1.71%	1.94%	0.96%	1.61%	1.98%	1.98%
*CONFIDENTIAL	$3,076	$3,492	$1,171	$3,194	$4,429	$3,686
*CONFIDENTIAL	$1,476	$1,670	$1,856	$1,733	$1,790	$1,737
*CONFIDENTIAL	1.35%	1.54%	1.59%	1.48%	1.27%	1.48%
Loans over 60 days	5	N/A	N/A	27	N/A	N/A
Summary Headcount	92	91	91	91	96	96	—	(5)

YTD PROFIT & LOSS REVIEW	Oct-04	Nov-04	Dec-04	YTD*	BUDGET	BUDGET VALUE ACTUALS	BUDGET VARIANCE	BUDGET PRODUCTIVITY
Revenue
*CONFIDENTIAL	500,790	519,641	(46,293)	4,955,781	7,392,489	6,063,487	(2,436,708)	(1,107,706)
*CONFIDENTIAL	(10,340)	19,519	13,926	(50,476)	131,866	108,160	(182,342)	(158,636)
*CONFIDENTIAL	76,869	36,167	49,726	765,487	1,078,904	884,941	(313,417)	(11,941)
*CONFIDENTIAL	—	—	—	(86,067)	(48,000)	(39,371)	(38,067)	(46,696)
*CONFIDENTIAL	—	—	—	(49,786)	(60,000)	(49,213)	10,214	(572)
*CONFIDENTIAL	—	—	—	2,196	39,959	32,776	(37,763)	(30,580)
*CONFIDENTIAL	35,288	22,077	20,252	513,338	839,147	688,288	(325,809)	(174,950)
*CONFIDENTIAL	194,000	212,830	187,169	2,871,062	3,176,772	2,605,661	(305,710)	265,401
Gross Revenue	796,607	810,234	224,781	8,921,538	12,551,138	10,294,728	3,629,602	1,373,193

Commissions	312,863	323,112	9,668	3,651,631	4,631,241	3,798,649	(979,609)	(147,017)

Net Revenue	483,745	487,121	215,113	5,269,904	7,919,897	6,496,080	(2,649,983)	(1,226,175)

Indirect Costs
*CONFIDENTIAL	160,211	174,771	170,585	2,106,171	2,030,719	2,030,719	75,452	75,452
*CONFIDENTIAL	1,011	461	610	10,937	—	—	10,937	10,937
*CONFIDENTIAL	6,972	6,905	6,996	116,491	80,000	60,000	56,491	56,491
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	1,898	1,898	1,898	16,515	900	738	15,615	15,777
*CONFIDENTIAL	56,528	51,791	5,905	664,657	604,240	604,240	60,418	60,418
*CONFIDENTIAL	24,865	27,324	30,362	439,303	466,337	466,337	(27,034)	(27,034)
*CONFIDENTIAL	258	7	690	5,759	10,800	10,800	(5,041)	(5,041)
*CONFIDENTIAL	4,729	143	500	22,661	24,000	24,000	(1,339)	(1,339)
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—

*CONFIDENTIAL	256,472	263,299	217,746	3,382,494	3,196,996	3,196,834	185,498	185,660

*CONFIDENTIAL	35,045	35,175	35,206	399,371	393,670	393,670	5,701	5,701
*CONFIDENTIAL	2,598	2,534	1,929	38,484	11,400	11,400	27,084	27,084
*CONFIDENTIAL	2,070	1,461	3,090	22,360	25,200	25,200	(2,840)	(2,840)

*CONFIDENTIAL	39,713	39,191	40,227	460,215	430,270	430,270	29,945	29,945

*CONFIDENTIAL	—	—	—	—	45,600	45,600	(45,600)	(45,600)
*CONFIDENTIAL	7,431	4,827	6,429	66,191	42,000	42,000	24,191	24,191

*CONFIDENTIAL	7,431	4,827	6,429	66,191	87,600	87,600	(21,409)	(21,409)

*CONFIDENTIAL	17,710	11,125	19,473	189,538	349,608	286,756	(160,070)	(97,218)
*CONFIDENTIAL	2,936	2,470	7,571	37,941	55,192	55,192	(17,251)	(17,251)

*CONFIDENTIAL	20,645	13,595	27,043	227,479	404,800	341,948	(177,321)	(114,470)

*CONFIDENTIAL	32,085	33,061	30,889	353,886	396,000	324,808	(42,114)	29,078
*CONFIDENTIAL	3,391	4,016	3,204	21,918	60,000	49,213	(38,082)	(27,296)
*CONFIDENTIAL	465	1,456	1,452	20,998	18,600	15,256	2,398	5,741

*CONFIDENTIAL	35,940	38,533	35,545	398,801	474,600	389,278	(77,799)	7,523

*CONFIDENTIAL	16,239	14,246	21,131	198,675	274,728	225,338	(76,053)	(26,664)

*CONFIDENTIAL	16,239	14,246	21,131	198,675	274,728	225,338	(76,053)	(26,664)

*CONFIDENTIAL	—	—	—	—	24,000	19,685	(24,000)	(19,685)
*CONFIDENTIAL	2,485	9,254	3,658	52,761	81,000	81,000	(28,239)	(28,239)
*CONFIDENTIAL	492	122	202	6,178	19,200	19,200	(13,022)	(13,022)
*CONFIDENTIAL	(386)	745	418	10,482	12,996	12,996	(2,514)	(2,514)
*CONFIDENTIAL	3,148	3,025	3,016	30,413	24,000	24,000	6,413	6,413

*CONFIDENTIAL	5,739	13,145	7,292	99,834	161,196	158,881	(61,362)	(57,048)

*CONFIDENTIAL	658	561	798	7,243	7,440	7,440	(197)	(197)
*CONFIDENTIAL	—	—	—	—	6,000	6,000	(6,000)	(6,000)
*CONFIDENTIAL	(0)	—	—	(0)	9,600	9,600	(9,600)	(9,600)
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	250	—	—	250	250

*CONFIDENTIAL	658	561	798	7,493	23,040	23,040	(15,547)	(15,547)

*CONFIDENTIAL	54	—	52	771			771	771

*CONFIDENTIAL	54	—	52	771	21,000	—	(20,229)	771

Total Expenses	382,893	387,398	356,263	4,839,951	5,074,230	4,851,190	(234,279)	(11,239)

Other Corporate Allocations	—	—	—	—	—	—	—	—

Total Controllable Expenses	382,893	387,398	356,263	4,839,951	5,074,230	4,851,190	(234,279)	(11,239)

EBITDA before Executive Expenses	100,852	99,724	(141,150)	429,953	2,845,668	1,644,890	(2,415,714)	(1,786,040)

EBITDA before Executive Expenses-BPS	35.68	39.63	(63.09)	13.12	71.21

The Budget is equal to the 0&12 Forecast for the following pages.

* The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Confidential Treatment

PROFIT & LOSS REVIEW	Dec-04	BUDGET	FORECAST	BUDGET VOLUME ACTUALS	BUDGET VARIANCE	BUDGET PRODUCTIVITY VARIANCE
Revenue/Key Drivers
Total Application Units	301	323	341	301	(22)	—
Total Application Dollars	$56,123	$47,758	$55,500	$56,123	$8,367	—

Total Closing Units	326	294	267	326	32	—
Total Closing Dollars	$51,873	$43,512	$43,500	$51,873	$8,361	—
Average Loan Amount	159,121	148,000	162,921	159,121

Purchase Closing Units	289	265	216	289	24	—
Purchase Closing Dollars	$47,095	$38,996	$34,683	$47,095	$8,100	—
Average Loan Amount	162,960	147,376	160,571	182,960

Refi Closings - Units	37	29	51	37	8	—
Refi Closings - Dollars	$4,778	$4,516	$8,817	$4,778	$262	—
Average Loan Amount	129,136	153,819	172,875	129,136

*CONFIDENTIAL	$10,212		$4,500
*CONFIDENTIAL	9.2%	10.4%	20.3%	9.2%
*CONFIDENTIAL	16.6%
*CONFIDENTIAL	19.7%		10.3%
*CONFIDENTIAL	1.51%	1.45%	1.49%	1.45%
*CONFIDENTIAL	30	(35)	18	(37)
*CONFIDENTIAL	21.79%	55.00%	55.00%	55.00%
*CONFIDENTIAL	0.30%	0.74%	0.91%	0.74%
*CONFIDENTIAL	2.13%	2.40%	2.60%	2.40%
*CONFIDENTIAL	1.80%	1.60%	1.78%	1.60%
*CONFIDENTIAL	$3,397	$3,554	$4,242	3,821
*CONFIDENTIAL	$1,197	$1,533	$1,954	1,434
*CONFIDENTIAL	0.75%	1.04%	1.20%	0.90%
Loans over 60 days	N/A	N/A	N/A	N/A
Summary Headcount	89	100	93	100	(11)	(11)

PROFIT & LOSS REVIEW	Dec-04	BUDGET	FORECAST	BUDGET VOLUME ACTUALS	BUDGET VARIANCE	BUDGET PRODUCTIVITY VARIANCE
Revenue
*CONFIDENTIAL	785,554	630,924	648,150	752,164	154,630	33,390
*CONFIDENTIAL	134,930	108,780	97,500	129,683	26,150	5,246
*CONFIDENTIAL	9,735	(10,225)	4,795	(12,190)	19,960	21,925
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	23,853	(6,612)	(11,823)	(7,862)	30,465	31,735
*CONFIDENTIAL	153,217	321,989	393,900	383,863	(168,772)	(230,646)

Gross Revenue	1,107,286	1,044,856	1,132,522	1,245,638	62,432	(138,350)

Commissions	171,199	347,008	356,483	413,690	(175,809)	(242,491)

Net Revenue	936,089	697,848	776,040	831,948	238,241	104,140

Indirect Costs
*CONFIDENTIAL	167,195	202,074	185,853	202,074	(34,879)	(34,879)
*CONFIDENTIAL	744	2,000	944	2,000	(1,256)	(1,256)
*CONFIDENTIAL	—	8,310	500	9,907	(8,310)	(9,907)
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	59,122	37,881	40,474	44,922	21,440	14,199
*CONFIDENTIAL	6,501	54,684	53,149	54,684	(48,183)	(48,183)
*CONFIDENTIAL	15,674	22,043	24,991	22,043	(8,370)	(6,370)
*CONFIDENTIAL	—	100	100	100	(100)	(100)
*CONFIDENTIAL	—	—	9,000	—	—	—
*CONFIDENTIAL	9,053	3,400	3,400	3,400	5,653	5,653
*CONFIDENTIAL	—	—	—	—	—	—

*CONFIDENTIAL	258,288	330,292	318,411	339,130	(72,004)	(80,842)

*CONFIDENTIAL	31,083	30,000	37,000	30,000	1,063	1,063
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	—	50	50	50	(50)	(50)

*CONFIDENTIAL	31,083	30,050	37,050	30,050	1,013	1,013

*CONFIDENTIAL	681	2,300	500	2,300	(1,619)	(1,619)
*CONFIDENTIAL	4,465	9,028	3,000	9,028	(4,563)	(4,563)

*CONFIDENTIAL	5,148	11,326	3,500	11,328	(8,182)	(8,182)

*CONFIDENTIAL	9,100	8,989	8,189	10,716	111	(1,617)
*CONFIDENTIAL	8,380	4,909	10,009	4,909	1,471	1,471

*CONFIDENTIAL	15,479	13,898	18,198	15,625	1,582	(146)

*CONFIDENTIAL	17,166	11,760	17,000	14,020	5,406	3,146
*CONFIDENTIAL	11,654	8,820	10,000	10,515	2,834	1,139
*CONFIDENTIAL	—	—	—	—	—	—

*CONFIDENTIAL	28,820	20,580	27,000	24,535	8,240	4,285

*CONFIDENTIAL	8,973	11,760	9,000	14,020	(2,787)	(5,047)

*CONFIDENTIAL	6,973	11,760	9,000	14,020	(2,787)	(5,047)

*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	35,851	26,460	30,000	26,460	9,391	9,391
*CONFIDENTIAL	1,300	—	—	—	1,300	1,300
*CONFIDENTIAL	—	294	240	294	(294)	(294)
*CONFIDENTIAL	1,957	882	1,920	882	1,075	1,075

*CONFIDENTIAL	39,109	27,636	32,160	27,636	11,473	11,473

*CONFIDENTIAL	1,404	900	900	900	504	504
*CONFIDENTIAL	—	544	490	544	(544)	(544)
*CONFIDENTIAL	2,004	3,100	74,451	3,100	(1,097)	(1,097)
*CONFIDENTIAL	—	600	600	715	(600)	(715)
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—

*CONFIDENTIAL	3,408	5,144	76,441	5,259	(1,736)	(1,851)

*CONFIDENTIAL	—	—	—	—	—	—

*CONFIDENTIAL	—	—	—	—	—	—

Total Expenses	390,285	450,688	521,759	467,583	(60,402)	(77,297)

Other Corporate Allocations	—	—	—	—	—	—

Total Controllable Expenses	390,285	450,688	521,759	467,583	(60,402)	(77,297)

EBITDA before Executive Expenses	545,803	247,160	254,280	364,365	298,643	181,438

EBITDA before Executive Expenses-BPS	105.22	47.65	49.02	70.24

The Budget is equal to the 0&12 Forecast for the following pages.

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Confidential Treatment

	*YTD total only includes actual expenses.
*CONFIDENTIAL YTD PROFIT & LOSS REVIEW	Jan-04	Feb-04	Mar-04	Apr-04	May-04	Jun-04	Jul-04	Aug-04	Sep-04
Revenue/Key Drivers
Total Application Units	374	435	538	437	288	428	413	378	308
Total Application Dollars	$59,708	$70,558	$87,580	$75,929	$49,689	$65,693	$67,473	$56,734	$52,559

Total Closing Units	194	251	365	408	367	390	382	332	274
Total Closing Dollars	$29,986	$38,280	$58,515	$65,466	$64,038	$83,735	$60,482	$51,866	$42,469
Average Loan Amount	152,981	152,431	160,314	160,432	174,489	183,424	158,331	158,523	154,997

Purchase Closing Units	176	223	314	334	333	386	352	300	247
Purchase Closing Dollars	$27,231	33,804	49,720	5,306	58,302	60,621	56,799	47,486	38,668
Average Loan Amount	154,720	151,587	158,344	15,885	175,080	165,631	181,362	156,952	156,349

Refi Closings - Units	20	28	51	74	34	24	30	32	27
Refi Closings - Dollars	$2,755	$4,456	$8,794	$60,151	$5,736	$3,115	$3,683	$4,880	$3,602
Average Loan Amount	137,770	159,158	172,440	812,848	168,707	129,777	122,764	152,503	140,803

*CONFIDENTIAL	$—	$—	$—	$16,149	$948	$106	$3,704	$5,242	$2,787
*CONFIDENTIAL	9.2%	11.6%	15.0%	91.9%	9.0%	4.9%	6.1%	9.4%	9.0%
*CONFIDENTIAL	15.3%	17.1%	16.3%	17.0%	16.8%	17.0%	18.3%	15.3%	16.8%
*CONFIDENTIAL	0.0%	0.0%	0.0%	2.5%	1.5%	0.2%	6.1%	10.1%	6.8%
*CONFIDENTIAL	1.56%	1.42%	1.50%	1.29%	1.27%	1.37%	1.46%	1.51%	1.50%
*CONFIDENTIAL	26	46	65	53	36	32	41	35	21
*CONFIDENTIAL	50.34%	53.84%	53.73%	54.03%	50.63%	54.56%	49.82%	53.99%	52.17%
*CONFIDENTIAL	1.00%	0.63%	0.56%	0.65%	0.75%	0.72%	0.71%	0.87%	0.85%
*CONFIDENTIAL	3.04%	2.22%	2.26%	2.22%	2.32%	2.39%	2.52%	2.66%	2.67%
*CONFIDENTIAL	2.25%	1.45%	1.45%	1.53%	1.68%	1.64%	1.79%	1.85%	1.88%
*CONFIDENTIAL	$4,649	$3,384	$3,616	$3,568	$4,042	$3,901	$3,967	$4,168	$4,137
*CONFIDENTIAL	$2,323	$1,855	$1,310	$1,241	$1,360	$1,130	$1,253	$1,647	$1,928
*CONFIDENTIAL	1.52%	1.22%	0.82%	0.77%	0.78%	0.69%	0.79%	1.05%	1.24%
Loans over 60 days	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Summary Headcount	86	88	93	90	87	85	87	94	92

YTD PROFIT & LOSS REVIEW	Jan-04	Feb-04	Mar-04	Apr-04	May-04	Jun-04	Jul-04	Aug-04	Sep-04
Revenue	468,201	544,869	875,204	844,736	810,296	872,705	881,311	785,817	638,991
*CONFIDENTIAL	74,487	77,621	132,765	144,717	122,598	140,097	162,507	113,073	111,285
*CONFIDENTIAL	5,048	11,555	23,681	21,583	13,797	12,393	15,486	11,722	5,624
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	(17,206)	(23,686)	(26,345)	(12,307)	(17,377)	(13,589)	(7,882)	(10,889)	(11,188)
*CONFIDENTIAL		—	—	—	—	—	—	—	—
*CONFIDENTIAL	82,133	(3,113)	(15,285)	34,560	74,005	51,450	41,576	31,757	28,828
*CONFIDENTIAL	298,627	242,018	329,699	422,347	480,179	458,155	429,915	452,181	359,967

Gross Revenue	911,288	849,264	1,319,719	1,455,638	1,483,496	1,521,211	1,522,914	1,383,660	1,133,599

Commissions	235,709	293,336	470,227	456,405	410,215	476,156	439,026	424,288	333,349

Net Revenue	675,579	555,926	649,492	999,231	1,073,283	1,045,055	1,083,886	959,372	800,159

Indirect Costs
*CONFIDENTIAL	149,793	202,795	156,641	188,198	180,766	171,582	188,605	227,448	231,166
*CONFIDENTIAL	5,155	402	1,264	8,727	7,978	4,165	4,098	3,015	2,013
*CONFIDENTIAL	11,748	9,252	10,883	8,612	6,188	9,178	8,742	8,565	1,426
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	27,611	22,447	38,233	41,214	44,156	(7,527)	49,899	40,098	45,140
*CONFIDENTIAL	82,701	45,887	61,860	61,738	64,662	58,602	70,675	60,141	46,859
*CONFIDENTIAL	58,194	41,604	59,095	48,299	41,118	45,122	27,093	32,548	22,058
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	1,472	1,174	959	217	140	337	(18,730)	9,725	9,705
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—

*CONFIDENTIAL	336,674	323,541	326,936	357,205	347,008	281,459	330,381	381,537	358,366

*CONFIDENTIAL	27,117	31,977	27,057	27,161	28,618	28,008	27,920	29,589	82,962
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	93	203	—	238	286	—	144	1,488	—

*CONFIDENTIAL	27,210	32,180	27,057	27,399	26,902	26,006	28,064	31,057	62,962

*CONFIDENTIAL	1,433	137	2,372	2,000	1,547	1,880	1,955	2,072	437
*CONFIDENTIAL	3,705	2,899	4,403	5,192	5,168	13,752	4,523	4,625	4,567

*CONFIDENTIAL	5,138	3,036	6,775	7,192	6,715	15,632	6,478	6,697	5,094

*CONFIDENTIAL	11,306	7,459	9,861	8,744	9,320	10,304	12,321	12,225	9,888
*CONFIDENTIAL	10,046	30,918	14,309	12,130	9,342	7,617	6,633	13,431	8,626

*CONFIDENTIAL	21,355	38,378	24,170	20,874	18,662	17,921	18,954	25,655	18,514

*CONFIDENTIAL	13,905	15,351	18,972	16,246	17,458	17,763	17,349	17,303	17,901
*CONFIDENTIAL	9,360	9,875	12,061	1,137	11,978	15,745	12,282	12,848	9,199
*CONFIDENTIAL	211	5	52	—	148	15	—	47	19

*CONFIDENTIAL	23,477	25,231	31,105	27,383	29,584	33,523	29,631	30,197	27,118

*CONFIDENTIAL	11,056	13,853	16,348	16,430	17,540	17,460	16,619	16,041	13,106

*CONFIDENTIAL	11,056	13,853	16,348	16,430	17,540	17,460	16,619	16,041	13,106

*CONFIDENTIAL	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	23,090	21,493	29,509	35,014	39,518	38,881	38,126	41,881	34,795
*CONFIDENTIAL	850	600	1,636	358	4,219	1,744	—	—	2,520
*CONFIDENTIAL	495	—	295	—	—	255	—	60	—
*CONFIDENTIAL	5,244	4,041	10,766	10,179	5,217	4,664	6,664	6,568	4,096

*CONFIDENTIAL	29,679	26,134	42,206	45,551	48,953	43,524	44,790	48,509	41,411

*CONFIDENTIAL	717	631	689	729	955	649	716	897	1,031
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	(12)	2,717	687	3,780	2,693	2,484	2,826	6,080	661
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—

*CONFIDENTIAL	705	3,347	1,376	4,488	3,648	3,134	3,544	6,976	1,692

*CONFIDENTIAL	—	—	—	—	—	—	—	—	—

*CONFIDENTIAL	—	—	—	—	—	—	—	—	—

Total Expenses	455,292	465,699	477,973	506,523	499,013	440,659	478,461	546,669	528,173

Other Corporate Allocations	—	—	—	—	—	—	—	—	—

Total Controllable Expenses	455,292	465,699	477,973	506,523	499,013	440,659	478,461	546,669	528,173

EBITDA before Executive Expenses	220,288	90,229	371,519	492,708	574,270	604,396	605,425	412,703	271,986

EBITDA before Executive Expenses-BPS	73.46	23.58	63.49	75.27	89.68	94.83	100.10	79.42	64.04

YTD PROFIT & LOSS REVIEW	Oct-04	Nov-04	Dec-04	YTD*	BUDGET	BUDGET VOLUME ACTUAL	BUDGET VARIANCE	BUDGET PRODUCTIVITY
Revenue/Key Drivers
Total Application Units	365	350	301	4,615	4,610	4,615	5	—
Total Application Dollars	$60,353	$54,171	$56,123	$756,576	$582,222	$756,576	$74,354	$—

Total Closing Units	296	292	326	3,879	4,399	3,879	(520)	—
Total Closing Dollars	$49,113	$47,733	$51,873	$623,627	$651,052	$623,627	(27,425)	$—
Average Loan Amount	185,922	163,471	159,121	160,770	148,000	160,770	12,770

Purchase Closing Units	251	243	289	3,428	3,959	3,428	(531)	—
Purchase Closing Dollars	42,282	38,956	47,095	505,889	583,652	505,889	(77,784)	$—
Average Loan Amount	188,456	160,311	162,960	147,570	147,420	147,570

Refi Closings - Units	45	49	37	451	440	451	11	—
Refi Closings - Dollars	$6,830	$8,778	$4,778	$117,759	$67,400	$117,759	$50,359	$(0)
Average Loan Amount	151,788	179,141	129,136	261,106	153,216	261,106

*CONFIDENTIAL	$2,083	$3,586	$10,212	$30,316
*CONFIDENTIAL	13.9%	18.4%	9.2%	18.9%	10.4%	16.9%
*CONFIDENTIAL	16.5%	17.2%	16.6%	16.5%
*CONFIDENTIAL	4.2%	7.5%	19.7%	4.9%
*CONFIDENTIAL	1.49%	1.48%	1.51%	1.43%	1.45%	1.45%
*CONFIDENTIAL	18	6	.30	35	54	59
*CONFIDENTIAL	46.70%	52.22%	21.79%	49.41%	55.00%	55.00%
*CONFIDENTIAL	0.74%	0.90%	0.30%	0.71%	0.74%	0.74%
*CONFIDENTIAL	2.50%	2.67%	2.13%	2.44%	2.46%	2.46%
*CONFIDENTIAL	1.80%	1.90%	1.80%	1.73%	1.66%	1.66%
*CONFIDENTIAL	$4,153	$4,369	$3,397	$3,917	$3,639	$3,953
*CONFIDENTIAL	$1,212	$1,403	$1,197	$1,433	$1,378	$1,550
*CONFIDENTIAL	0.73%	0.86%	0.75%	0.89%	0.93%	0.96%
Loans over 60 days	N/A	N/A	N/A	—	N/A	N/A
Summary Headcount	93	93	89	89	100	100

YTD PROFIT & LOSS REVIEW	Oct-04	Nov-04	Dec-04	YTD*	BUDGET	BUDGET VOLUME ACTUAL	BUDGET VARIANCE	BUDGET PRODUCTIVITY
Revenue	733,858	704,320	785,554	8,945,863	9,440,254	9,042,596	(494,391)	(96,733)
*CONFIDENTIAL	101,722	115,260	134,930	1,431,062	1,627,630	1,559,088	(196,568)	(128,007)
*CONFIDENTIAL	5,193	1,835	9,735	137,850	237,634	227,624	(99,964)	(89,974)
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	(140,468)	(390,631)	(374,176)	250,163	233,708
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	24,351	25,286	232,853	399,401	273,867	262,330	125,535	137,071
*CONFIDENTIAL	364,033	429,084	153,217	4,419,422	4,817,785	4,614,642	(398,363)	(195,420)

Gross Revenue	1,229,158	1,275,785	1,107,288	15,192,930	16,006,538	15,332,285	(613,609)	(139,355)

Commissions	342,692	367,802	171,199	4,420,407	5,192,140	4,973,428	(771,733)	553,021

Net Revenue	888,466	907,983	836,088	10,772,523	10,814,396	10,358,857	(41,876)	413,666

Indirect Costs
*CONFIDENTIAL	185,541	161,160	167,195	2,210,690	2,285,252	2,285,252	(74,362)	(74,362)
*CONFIDENTIAL	962	542	744	38,066	84,100	84,100	(45,034)	(45,034)
*CONFIDENTIAL	740	—	—	77,534	131,480	131,460	(53,926)	(53,926)
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	23,880	33,447	59,122	417,719	563,611	540,061	(146,092)	(122,342)
*CONFIDENTIAL	53,030	52,349	6,501	664,984	746,208	746,208	(146,092)	(81,224)
*CONFIDENTIAL	31,232	24,941	15,674	446,975	530,791	530,791	(63,816)	(83,816)
*CONFIDENTIAL	—	—	—	—	1,200	1,200	(1,200)	(1,200)
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	9,701	9,902	9,053	33,653	7,800	7,800	25,853	25,853
*CONFIDENTIAL	—	—	—	—	—	—	—	—

*CONFIDENTIAL	305,085	282,340	258,286	3,890,821	4,350,622	4,326,872	(459,801)	(436,051)

*CONFIDENTIAL	10,078	32,438	31,063	361,962	360,000	360,000	1,962	1,962
*CONFIDENTIAL	—	4,123	—	—	—	—	4,123	4,123
*CONFIDENTIAL	—	—	—	2,452	600	600	1,852	1,852

*CONFIDENTIAL	10,076	36,551	31,063	368,538	360,600	360,600	7,938	7,938

*CONFIDENTIAL	(3,150)	413	618	11,777	27,600	27,600	(15,823)	(15,823)
*CONFIDENTIAL	4,468	2,885	4,465	60,651	118,788	118,788	(58,137)	(58,137)

*CONFIDENTIAL	1,318	3,298	5,146	72,428	146,388	146,388	(73,960)	(73,960)

*CONFIDENTIAL	7,698	83,231	9,100	116,549	107,865	103,321	8,684	13,227
*CONFIDENTIAL	2,740	8,662	6,380	130,835	136,905	136,905	(6,070)	(6,070)

*CONFIDENTIAL	10,437	16,985	15,479	247,383	244,770	240,228	2,613	7,157

*CONFIDENTIAL	16,857	17,616	17,166	203,886	175,960	168,548	27,926	35,388
*CONFIDENTIAL	10,047	9,861	11,654	136,066	131,970	126,411	4,096	9,655
*CONFIDENTIAL	33	—	—	530	—	—	530	530

*CONFIDENTIAL	26,937	27,477	28,820	340,482	307,930	294,959	32,552	45,523

*CONFIDENTIAL	10,318	9,024	8,973	166,768	175,960	168,548	(9,192)	(1,780)

*CONFIDENTIAL	10,318	9,024	8,973	166,768	175,960	168,548	(9,192)	(1,780)

*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	29,883	28,865	35,651	394,815	395,910	395,910	(1,095)	(1,095)
*CONFIDENTIAL	805	1,408	1,300	15,439	—	—	15,439	15,439
*CONFIDENTIAL	—	—	—	1,105	4,399	4,399	(3,294)	(3,294)
*CONFIDENTIAL	(1,320)	1,889	1,957	59,966	13,197	13,197	46,769	46,769

*CONFIDENTIAL	29,348	32,112	39,109	471,325	413,506	413,506	57,819	57,819

*CONFIDENTIAL	945	887	1,404	10,252	10,800	10,800	(548)	(548)
*CONFIDENTIAL	—	—	—	—	7,399	7,399	(7,399)	(7,399)
*CONFIDENTIAL	(35,744)	957	2,004	(10,889)	37,200	37,200	48,089	48,089
*CONFIDENTIAL	—	—	—	—	7,200	6,897	(7,200)	(6,897)
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—

*CONFIDENTIAL	(34,799)	1,845	3,408	(637)	62,599	62,296	(63,236)	(62,923)

*CONFIDENTIAL	—	—	—	—	—	—	—	—

*CONFIDENTIAL	—	—	—	—	—	—	—	—

Total Expenses	358,722	409,639	390,285	5,557,108	6,062,375	6,013,395	(505,267)	(456,287)

Other Corporate Allocations	—	—	—	—	—	—	—	—

Total Controllable Expenses	358,722	409,639	390,285	5,557,108	6,062,375	6,013,395	(505,267)	(456,287)

EBITDA before Executive Expenses	527,745	498,345	545,803	5,215,415	4,752,024	4,345,462	463,391	(3,799,659)

EBITDA before Executive Expenses-BPS	107.46	104.40	105.22	83.63	72.99	69.68

The Budget is equal to the 0 & 12 Forecast for the following pages.

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Confidential Treatment

*CONFIDENTIAL PROFIT & LOSS REVIEW	Dec-04	BUDGET	FORECAST	BUDGET VOLUME ACTUALS	BUDGET VARIANCE	BUDGET PRODUCTIVITY VARIANCE
Revenue/Key Drivers
Total Application Units	606	340	485	606	266
Total Application Dollars	$144,081	$80,311	$100,000	$144,081	$63,771	$—

Total Closing Units	622	627	655	622	(5)	—
Total Closing Dollars	$135,525	$148,020	$135,000	$135,525	$(12,495)	$—
Average Loan Amount	217,885	236,000	206,107	217,885

Purchase Closing Units	538	533	557	538	5	$—
Purchase Closing Dollars	$115,015	$125,817	$114,750	$115,015	$(10,802)	$—
Average Loan Amount	213,783	236,000	206,107	213,783

Refi Closings - Units	64	94	98	84	(10)	$—
Refi Closings - Dollars	$20,509	$22,203	$20,250	$20,509	$(1,694)	$—
Average Loan Amount	244,159	236,000	206,107	244,159

*CONFIDENTIAL	$29,497		$16,700
*CONFIDENTIAL	15.1%	15.0%	15.0%	15.1%
*CONFIDENTIAL	21.1%
*CONFIDENTIAL	21.8%		12.4%
*CONFIDENTIAL	1.35%	1.55%	1.35%	1.55%
*CONFIDENTIAL	(250)	(306)	(282)	(283)
*CONFIDENTIAL	19.69%	40.76%	47.19%	40.76%
*CONFIDENTIAL	-0.66%	0.10%	0.14%	0.10%
*CONFIDENTIAL	0.79%	1.65%	1.53%	1.65%
*CONFIDENTIAL	0.52%	1.02%	0.89%	1.02%
*CONFIDENTIAL	$1,713	$3,894	$3,155	$3,595
*CONFIDENTIAL	$1,216	$1,199	$2,027	$1,198
*CONFIDENTIAL	0.56%	0.51%	0.98%	0.55%
Loans over 60 days	3	N/A	N/A	N/A
Summary Headcount	171	185	172	185	(14)	(14)

PROFIT & LOSS REVIEW	Dec-04	BUDGET	FORECAST	BUDGET VOLUME ACTUALS	BUDGET VARIANCE	BUDGET PRODUCTIVITY VARIANCE
Revenue
*CONFIDENTIAL	1,831,355	2,291,800	1,822,500	2,098,334	(450,445)	(266,979)
*CONFIDENTIAL	214,768	44,449	105,356	40,697	170,318	174,071
*CONFIDENTIAL	(155,366)	(191,935)	(184,881)	(175,732)	36,569	20,366
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	66,712	154,938	140,833	141,859	88,226	(75,147)
*CONFIDENTIAL	(892,215)	143,020	182,813	130,947	(1,035,235)	(1,023,161)

Gross Revenue	1,065,254	2,442,273	2,066,621	2,236,105	(1,377,019)	(1,170,851)

Commissions	360,539	934,220	860,000	855,356	(573,661)	(494,818)

Net Revenue	704,715	1,508,053	1,206,621	1,380,749	(803,338)	(676,033)

Indirect Costs
*CONFIDENTIAL	347,860	343,152	368,852	343,152	4,708	4,708
*CONFIDENTIAL	7,077	8,000	6,000	8,000	(923)	(923)
*CONFIDENTIAL	7,187	—	7,500	—	7,187	7,187
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	14,876	14,802	5,805	13,552	74	1,324
*CONFIDENTIAL	22,794	102,830	104,962	102,830	(80,036)	(80,036)
*CONFIDENTIAL	51,065	64,269	49,394	64,269	(13,203)	(13,203)
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	2,375	2,500	2,500	2,500	(125)	(125)
*CONFIDENTIAL	—	—	—	—	—	—

*CONFIDENTIAL	453,235	535,553	545,013	534,303	(82,318)	(81,068)

*CONFIDENTIAL	26,114	43,024	26,114	43,024	(16,880)	(16,880)
*CONFIDENTIAL	9,200	—	8,400	—	9,200	9,200
*CONFIDENTIAL	1,736	1,000	1,000	1,000	738	736

*CONFIDENTIAL	37,080	44,024	35,544	44,024	(6,944)	(6,944)

*CONFIDENTIAL	—	2,700	2,700	2,700	(2,700)	(2,700)
*CONFIDENTIAL	7,584	10,450	(9,550)	10,450	(2,866)	(2,866)

*CONFIDENTIAL	7,584	13,150	(6,860)	13,150	(5,566)	(5,566)

*CONFIDENTIAL	14,207	5,800	7,500	5,310	8,407	8,897
*CONFIDENTIAL	110,255	47,500	150,000	47,500	62,755	62,755

*CONFIDENTIAL	124,462	53,300	157,500	52,810	71,162	71,651

*CONFIDENTIAL	13,305	18,500	15,000	16,938	(5,195)	(3,634)
*CONFIDENTIAL	16,653	30,000	18,127	27,468	(13,147)	(10,615)
*CONFIDENTIAL	1,153	2,500	2,500	2,289	(1,347)	(1,136)

*CONFIDENTIAL	31,311	51,000	35,627	46,695	(19,689)	(15,384)

*CONFIDENTIAL	24,630	7,000	7,000	6,409	17,630	18,221

*CONFIDENTIAL	24,630	7,000	7,000	6,409	17,630	18,221

*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	25,721	4,300	16,300	4,300	21,421	21,421
*CONFIDENTIAL	5,949	10,000	10,000	10,000	(4,051)	(4,051)
*CONFIDENTIAL	390	1,000	1,000	1,000	(610)	(610)
*CONFIDENTIAL	3,119	6,600	6,600	6,600	(3,481)	(3,481)

*CONFIDENTIAL	35,179	21,900	33,900	21,900	13,279	13,279

*CONFIDENTIAL	6,275	1,000	2,000	1,000	5,275	5,275
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	594	—	479,691	—	594	594
*CONFIDENTIAL	6,023	—	1,000	—	6,023	6,023
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—

*CONFIDENTIAL	12,691	1,000	482,691	1,000	11,891	11,891

*CONFIDENTIAL	—	—	7,290	—	—	—

*CONFIDENTIAL	30,000	25,000	37,290	25,000	5,000	5,000

Total Expenses	756,372	751,927	1,327,716	745,291	4,446	11,081

Other Corporate Allocations	—	—	—	—	—	—

Total Controllable Expenses	756,372	751,927	1,327,716	745,291	4,446	11,081

EBITDA before Executive Expenses	(51,657)	756,126	(121,094)	635,457	(807,783)	(687,114)

EBITDA before Executive Expenses-BPS	(3.81)	55.79	(8.94)	46.89

The budget is equal to the 0 & 12 Forecast for the following pages.

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Confidential Treatment

*CONFIDENTIAL

*	YTD total only includes actual expenses.

YTD PROFIT & LOSS REVIEW	Jan-04	Feb-04	Mar-04	Apr-04	May-04	Jun-04	Jul-04	Aug-04	Sep-04
Revenue/Key Drivers
Total Application Units	598	752	1,060	879	808	823	705	720	717
Total Application Dollars	$141,409	$168,136	$243,684	$219,951	$177,287	$190,113	$167,339	$166,053	$162,711

Total Closing Units	393	412	577	834	780	955	735	667	586
Total Closing Dollars	$86,556	$91,826	$124,168	$189,492	$182,445	$222,045	$173,444	$157,744	$121,748
Average Loan Amount	220,245	222,880	215,196	227,208	233,904	232,508	235,978	229,613	207,762

Purchase Closing Units	314	331	459	627	617	907	688	630	526
Purchase Closing Dollars	$67,793	$73,025	$97,275	$141,166	$140,402	$209,128	$162,516	$145,036	$107,261
Average Loan Amount	215,901	220,619	211,927	225,146	227,556	230,571	236,214	230,216	203,918

Refi Closings - Units	79	81	118	207	163	48	47	57	60
Refi Closings - Dollars	$18,764	$18,802	$26,893	$48,326	$42,043	$12,917	$10,928	$12,708	$14,487
Average Loan Amount	237,514	232,118	227,910	233,457	267,933	269,113	232,521	222,953	241,454

*CONFIDENTIAL	$10,172	$18,213	$25,304	$42,609	$43,806	$45,719	$17,733	$17,926	$16,557
*CONFIDENTIAL	21.7%	20.5%	21.7%	25.5%	23.0%	5.8%	6.3%	8.1%	11.9%
*CONFIDENTIAL	23.0%	23.4%	22.7%	24.4%	22.0%	24.9%	20.2%	18.5%	19.9%
*CONFIDENTIAL	11.8%	19.8%	20.4%	22.5%	24.0%	20.6%	10.2%	11.4%	13.6%
*CONFIDENTIAL	1.45%	1.47%	1.42%	1.37%	1.36%	1.29%	1.30%	1.28%	1.40%
*CONFIDENTIAL	(346)	(346)	(440)	(411)	(377)	(191)	(9)	(34)	(65)
*CONFIDENTIAL	41.44%	36.06%	39.28%	41.18%	39.11%	41.03%	41.41%	44.26%	38.54%
*CONFIDENTIAL	0.00%	0.64%	-0.02%	0.00%	0.00%	0.04%	0.15%	0.21%	0.22%
*CONFIDENTIAL	1.62%	1.79%	1.40%	1.23%	1.27%	1.36%	1.54%	1.57%	1.66%
*CONFIDENTIAL	1.02%	1.26%	0.84%	0.66%	0.74%	0.83%	1.00%	1.00%	1.12%
*CONFIDENTIAL	$3,570	$3,986	$3,012	$2,785	$2,971	$3,168	$3,641	$3,599	$3,458
*CONFIDENTIAL	$3,131	$2,248	$1,514	$1,006	$1,151	$943	$1,259	$1,176	$1,361
*CONFIDENTIAL	1.42%	1.01%	0.70%	0.44%	0.49%	0.41%	0.53%	0.51%	0.68%
Loans over 60 days	36	28	8	3	1	1	N/A	4	5
Summary Headcount	182	186	183	185	181	173	179	176	172

YTD PROFIT & LOSS REVIEW	Jan-04	Feb-04	Mar-04	Apr-04	May-04	Jun-04	Jul-04	Aug-04	Sep-04
Revenue
*CONFIDENTIAL	1,257,008	1,351,076	1,768,793	2,594,150	2,477,338	2,863,537	2,255,633	2,026,567	1,710,081
*CONFIDENTIAL	62,550	46,555	60,461	74,830	101,468	124,100	167,803	116,817	91,534
*CONFIDENTIAL	(135,971)	(142,614)	(254,096)	(342,744)	(293,728)	(182,183)	(6,446)	(23,217)	(37,911)
*CONFIDENTIAL	13,728	(75,282)	(29,802)	(33,523)	(34,701)	41,394	—	—	—
*CONFIDENTIAL	9,718	3,807	9,396	13,807	13,724	15,431	(9,955)	(440)	(13,862)
*CONFIDENTIAL	21,979	—	76,327	(413)	—	2,021	(88,910)	(90,449)	(68,308)
*CONFIDENTIAL	173,935	(127,564)	132,056	18,882	49,774	64,392	92,974	113,823	75,580
*CONFIDENTIAL	—	587,088	(25,054)	—	3,389	94,566	264,949	329,662	269,318

Gross Revenue	1,402,946	1,642,086	1,738,083	2,322,989	2,317,284	2,023,278	2,676,048	2,472,762	2,025,432

Commissions	520,901	487,168	694,775	1,088,343	969,982	1,174,957	933,975	897,022	658,986

Net Revenue	582,044	1,154,896	1,043,308	1,254,646	1,348,282	1,848,321	1,742,073	1,575,740	1,.367,446

Indirect Costs
*CONFIDENTIAL	372,739	327,790	362,499	366,719	350,552	407,821	362,777	350,677	348,810
*CONFIDENTIAL	16,660	10,234	10,288	13,242	16,950	17,059	27,046	15,531	10,778
*CONFIDENTIAL	29,690	8,940	7,157	10,483	20,124	10,214	28,872	6,678	10,772
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	2,167	2,187	7,607	2,167	13,167	11,867	14,667	8,000	24,306
*CONFIDENTIAL	129,437	94,179	113,959	124,179	124,516	128,240	146,603	117,931	94,208
*CONFIDENTIAL	123,020	84,985	77,648	91,756	94,446	87,947	108,569	66,505	57,857
*CONFIDENTIAL	1,249	2,477	—	5,000	250	—	—	—	920
*CONFIDENTIAL	—	—	—	—	—	—	—	1,350	—
*CONFIDENTIAL	60	18,731	13,592	11,172	10,871	10,904	19,993	(911)	(791)
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—

*CONFIDENTIAL	675,021	549,482	692,749	624,717	630,878	673,853	708,527	563,962	548,859

*CONFIDENTIAL	219,716	27,641	(19,070)	30,545	24,374	28,324	24,317	26,144	28,331
*CONFIDENTIAL	1,463	48,606	8,056	419	3,032	4,561	3,443	10,021	26,358
*CONFIDENTIAL	—	140	70	—	2,048	70	5,028	1,717	2,218

*CONFIDENTIAL	221,179	76,388	(10,943)	30,964	29,453	32,895	32,788	37,882	54,908

*CONFIDENTIAL	—	70	—	—	1,470	—	2,328	1,733	3,988
*CONFIDENTIAL	14,789	7,533	10,137	13,471	5,376	25,154	28,478	10,640	16,401

*CONFIDENTIAL	14,789	7,603	10,137	13,471	6,646	25,154	30,806	12,374	20,389

*CONFIDENTIAL	14,300	85,384	19,028	5,564	6,296	13,881	17,517	8,316	2,619
*CONFIDENTIAL	169,327	53,893	20,038	34,343	27,821	30,301	32,908	40,621	42,233

*CONFIDENTIAL	183,628	139,277	39,066	39,907	34,117	44,183	50,425	48,937	44,852

*CONFIDENTIAL	25,493	21,735	26,765	20,610	23,008	(17,729)	(4,238)	9,350	16,480
*CONFIDENTIAL	16,072	17,851	28,418	35,113	25,713	23,341	19,924	22,733	16,728
*CONFIDENTIAL	1,052	2,042	8,941	3,375	796	3,093	1,593	4,457	4,517

*CONFIDENTIAL	42,617	41,827	84,124	59,098	49,519	8,705	17,279	36,539	37,723

*CONFIDENTIAL	11,656	24,983	7,663	9,746	37,530	6,473	12,913	33,791	15,305

*CONFIDENTIAL	11,656	24,983	7,663	9,746	73,530	6,473	12,913	33,791	15,305

*CONFIDENTIAL	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	4,967	1,150	6,574	124,868	13,355	32,022	23,202	14,434	13,793
*CONFIDENTIAL	17,227	1,841	16,250	5,214	2,348	27,440	7,092	3,963	400
*CONFIDENTIAL	1,445	—	—	—	328	1,592	198	—	400
*CONFIDENTIAL	16,798	7,494	77,876	(97,432)	22,769	4,224	7,292	3,407	5,125

*CONFIDENTIAL	40,457	10,486	100,700	32,650	38,800	65,277	37,784	21,504	19,718

*CONFIDENTIAL	6,751	28,165	4,308	(11,505)	6,949	—	2,131	13,746	8,278
*CONFIDENTIAL	—	—	—	—	—	2,554	—	—	—
*CONFIDENTIAL	20,660	20,878	20,739	(60,000)	—	678	678	678	—
*CONFIDENTIAL	24	451	1,586	7,325	5,412	1,125	1,146	356	674
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—

*CONFIDENTIAL	27,456	49,294	26,630	(64,180)	12,361	4,357	3,955	14,780	8,952

*CONFIDENTIAL	3,556	16,927	33,175	2,550	28,491	9,516	1,081	8,164	18,985

*CONFIDENTIAL	13,556	26,927	43,175	92,550	58,491	39,516	31,081	38,164	48,985

Total Expenses	1,230,359	926,067	873,300	838,922	897,995	900,473	925,559	808,233	797,690

Other Corporate Allocations	—	—	—	—	—	—	—	—	—

Total Controllable Expenses	1,230,359	926,067	873,300	838,922	897,995	900,473	925,559	808,233	797,690

EBITDA before Executive Expenses	(348,315)	228,831	170,008	415,725	450,287	947,848	816,515	767,508	569,756

EBITDA before Executive Expenses-BPS	(40.24)	24.92	13.69	21.94	24.88	42.69	47.08	48.66	46.80

YTD PROFIT & LOSS REVIEW	Oct-04	Nov-04	Dec-04	YTD*	BUDGET	BUDGET VOLUME ACTUALS	BUDGET VARIANCE	BUDGET PRODUCTIVITY
Revenue/Key Drivers
Total Application Units	698	679	806	9,035	9,685	9,035	(630)	—
Total Application Dollars	$157,466	$147,960	$144,081	$2,086,193	$2,280,922	$2,086,193	$(194,730)	$—

Total Closing Units	603	629	822	7,813	8,286	7,813	(473)	—
Total Closing Dollars	$127,599	$129,623	$135,525	$1,742,216	$1,955,520	$1,742,216	$(213,304)	$—
Average Loan Amount	211,607	206,078	217,885	222,989	236,000	222,989	(13,011)

Purchase Closing Units	532	539	538	6,078	7,043	6,708	(335)	—
Purchase Closing Dollars	$111,083	$109,018	$115,015	$1,478,717	$1,862,192	$1,476,717	$(183,475)	$—
Average Loan Amount	208,802	202,260	213,783	220,441	236,000	220,441

Refi Closings - Units	71	90	84	1,105	1,243	1,105	(138)	—
Refi Closings - Dollars	$18,516	$20,605	$20,509	$263,499	$293,325	$293,326	$(29,829)	$—
Average Loan Amount	232,624	228,941	244,159	238,481	236,000	238,461

*CONFIDENTIAL	$24,593	$16,112	$29,497	$308,241
*CONFIDENTIAL	12.9%	15.9%	15.1%	15.1%	15.0%	15.1%
*CONFIDENTIAL	22.4%	21.9%	21.1%	21.9%
*CONFIDENTIAL	19.3%	12.4%	21.8%	17.7%
*CONFIDENTIAL	1.41%	1.31%	1.35%	1.38%	1.52%	1.52%
*CONFIDENTIAL	(242)	(254)	(250)	(241)	(295)	(279)
*CONFIDENTIAL	40.99%	45.39%	19.69%	39.24%	40.42%	40.42%
*CONFIDENTIAL	0.22%	0.20%	-0.66%	0.07%	0.08%	0.08%
*CONFIDENTIAL	1.65%	1.51%	0.79%	1.42%	1.61%	1.61%
*CONFIDENTIAL	1.07%	0.92%	0.52%	0.89%	0.99%	0.99%
*CONFIDENTIAL	$3,486	$3,116	$1,713	$3,168	$3,800	$3,590
*CONFIDENTIAL	$1,182	$1,219	$1,216	$1,336	$1,130	$1,146
*CONFIDENTIAL	0.56%	0.59%	0.56%	0.60%	0.48%	0.51%
Loans over 60 days	3	5	3	95	N/A	N/A
Summary Headcount	172	172	171	171	185	185	—	(14)

YTD PROFIT & LOSS REVIEW	Oct-04	Nov-04	Dec-04	YTD*	BUDGET	BUDGET VOLUME ACTUALS	BUDGET VARIANCE	BUDGET PRODUCTIVITY
Revenue
*CONFIDENTIAL	1,796,877	1,693,104	1,831,355	23,627,519	29,787,800	26,538,615	(6,160,281)	(2,911,095)
*CONFIDENTIAL	112,521	134,484	214,768	1,306,870	745,749	664,406	581,121	642,466
*CONFIDENTIAL	(146,133)	(159,470)	(155,366)	(1,879,858)	(2,447,300)	(2,180,354)	567,442	300,496
*CONFIDENTIAL	—	—	—	(118,188)	(159,786)	(142,357)	41,600	24,171
*CONFIDENTIAL	—	—	—	41,625	(108,945)	(97,062)	150,570	138,687
*CONFIDENTIAL	—	—	—	(147,753)	—	—	(147,753)	(147,753)
*CONFIDENTIAL	60,707	30,000	66,712	749,270	2,063,230	1,638,178	(1,313,960)	(1,088,908)
*CONFIDENTIAL	276,329	281,989	(892,215)	1,170,021	1,605,020	1,429,948	(434,999)	(259,927)

Gross Revenue	2,102,301	1,980,087	1,065,254	24,749,609	31,485,768	28,051,372	(6,736,259)	3,301,863

Commissions	737,374	768,614	360,539	9,271,535	12,040,320	10,726,989	(2,768,785)	(1,455,454)

Net Revenue	1,384,927	1,191,572	704,715	15,477,974	19,445,448	17,324,383	(3,967,474)	(1,846,409)

Indirect Costs
*CONFIDENTIAL	337,822	381,641	347,860	4,317,908	3,862,250	3,862,250	455,658	455,658
*CONFIDENTIAL	7,120	4,785	7,077	158,770	100,000	100,000	56,770	56,770
*CONFIDENTIAL	9,905	8,950	7,187	158,970	20,000	20,000	138,970	138,970
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	4,781	9,781	14,876	113,352	195,552	174,222	(82,200)	(60,870)
*CONFIDENTIAL	104,752	99,761	22,794	1,300,559	1,280,206	1,280,206	20,354	20,354
*CONFIDENTIAL	43,833	46,014	51,065	933,625	1,127,227	1,127,227	(193,602)	(193,602)
*CONFIDENTIAL	603	—	—	10,499	—	—	10,499	10,499
*CONFIDENTIAL	—	—	—	1,350	—	—	1,350	1,350
*CONFIDENTIAL	2,943	—	2,375	88,940	30,000	30,000	58,940	58,940
*CONFIDENTIAL	—	—	—	—	—	—	—	—

*CONFIDENTIAL	511,760	550,932	453,235	7,081,974	6,815,235	859,905	466,738	488,069

*CONFIDENTIAL	28,494	26,144	26,144	469,105	719,827	719,827	(250,722)	(250,722)
*CONFIDENTIAL	6,810	12,961	9,200	136,932	—	—	136,932	136,932
*CONFIDENTIAL	449	211	1,736	13,686	12,000	12,000	1,686	1,686

*CONFIDENTIAL	37,753	39,316	37,080	619,723	731,827	731,827	(112,104)	(112,104)

*CONFIDENTIAL	—	563	—	10,152	17,350	17,350	(7198)	(7,198)
*CONFIDENTIAL	11,828	33,632	7,584	185,024	95,000	95,000	90,024	90,024

*CONFIDENTIAL	11,828	34,195	7,584	195,176	112,350	112,350	82,826	82,826

*CONFIDENTIAL	7,065	2,209	14,207	196,386	127,500	113,593	88,886	82,794
*CONFIDENTIAL	42,000	41,200	110,255	644,940	582,000	582,000	62,940	62,940

*CONFIDENTIAL	49,065	43,409	124,462	841,326	709,500	896,593	131,826	145,734

*CONFIDENTIAL	25,583	4,219	13,305	164,578	222,000	197,785	(57,422)	(33,207)
*CONFIDENTIAL	24,468	15,734	16,853	262,946	360,000	320,732	(97,045)	(57,786)
*CONFIDENTIAL	2,072	4,150	1,153	37,242	30,000	26,728	7,242	10,514

*CONFIDENTIAL	52,122	24,103	31,311	464,766	612,000	545,244	(147,234)	(80,476)

*CONFIDENTIAL	7,301	17,387	24,630	209,378	84,000	74,837	125,378	134,540

*CONFIDENTIAL	7,301	17,387	24,630	209,378	84,000	74,837	125,378	134,540

*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	2,120	15,598	25,721	277,822	51,600	51,600	226,222	226,222
*CONFIDENTIAL	1,368	1,500	5,949	90,593	52,390	52,390	38,205	38,205
*CONFIDENTIAL	1,200	1,715	390	7,268	3,000	3,000	4,268	4,268
*CONFIDENTIAL	2,547	1,906	3,119	55,124	79,200	79,200	(24,076)	(24,076)

*CONFIDENTIAL	7,235	20,717	35,179	430,807	186,190	186,190	244,617	244,617

*CONFIDENTIAL	5,766	8,092	6,275	78,954	12,000	12,000	86,954	66,954
*CONFIDENTIAL	—	—	—	2,554	—	—	2,554	2,554
*CONFIDENTIAL	(0)	594	594	5,319	—	—	5,319	5,319
*CONFIDENTIAL	1,810	749	6,023	26,679	—	—	26,679	26,679
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—

*CONFIDENTIAL	7,575	9,434	12,891	113,508	12,000	12,000	101,506	101,506

*CONFIDENTIAL	(2,000)	(2,464)	—	117,981	—		117,951	117,981

*CONFIDENTIAL	28,000	27,536	30,000	477,981	300,000	—	177,981	477,981

Total Expenses	712,640	767,028	756,372	10,434,636	9,363,102	8,951,946	1,071,534	1,482,690

Other Corporate Allocations	—	—	—	—	—	—	—	—

Total Controllable Expenses	712,640	767,028	756,372	10,434,636	9,363,102	8,951,946	1,071,534	1,482,690

EBITDA before Executive Expenses	652,288	242,544	(51,657)	5,043,338	10,082,346	8,372,436	(5,039,008)	(8,424,093)

EBITDA before Executive Expenses-BPS	51.12	32.75	(3.81)	28.95	61.56	48.06
The Budget is equal to the 0&12 Forecast for the following pages.

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Confidential Treatment

*CONFIDENTIAL PROFIT & LOSS REVIEW	Dec-04	BUDGET	FORECAST	BUDGET VOLUME ACTUALS	BUDGET VARIANCE	BUDGET PRODUCTIVITY VARIANCE
Revenue/Key Drivers
Total Application Units	103	87	116	103	16	—
Total Application Dollars	$23,073	$24,758	$25,600	$23,073	$(1,686)	$—

Total Closing Units	109	96	100	109	11	—
Total Closing Dollars	$25,439	$27,717	$25,800	$25,439	$(2,278)	$—
Average Loan Amount	233,389	284,259	258,000	233,389

Purchase Closing Units	63	73	79	63	(10)	—
Purchase Closing Dollars	$16,827	$20,511	$20,382	$16,827	$(3,683)	$—
Average Loan Amount	267,102	282,827	258,000	267,102

Refi Closings - Units	46	25	21	46	21	—
Refi Closings - Dollars	$8,612	$7,207	$5,418	$8,612	$1,405	$—
Average Loan Amount	187,217	288,417	258,000	187,217

*CONFIDENTIAL	$6,648		$2,580
*CONFIDENTIAL	33.9%	26.0%	21.0%	33.9%
*CONFIDENTIAL	16.1%
*CONFIDENTIAL	26.1%		10.0%
*CONFIDENTIAL	1.85%	1.39%	2.02%	1.39%
*CONFIDENTIAL	151	532	133	437
*CONFIDENTIAL	50.27%	45.00%	45.00%	67.28%
*CONFIDENTIAL	-0.08%	0.69%	0.02%	0.69%
*CONFIDENTIAL	1.85%	2.22%	2.12%	2.22%
*CONFIDENTIAL	0.96%	1.29%	1.20%	1.29%
*CONFIDENTIAL	$4,320	$6,308	$5,466	$5,179
*CONFIDENTIAL	$2,763	$3,365	$3,298	$2,997
*CONFIDENTIAL	1.19%	1.16%	1.28%	1.28%
Loans over 80 days	N/A	N/A	N/A	N/A
Summary Headcount	62	58	60	58	4	4
PROFIT & LOSS REVIEW	Dec-04	BUDGET	FORECAST	BUDGET VOLUME ACTUALS	BUDGET VARIANCE	BUDGET PRODUCTIVITY VARIANCE
Revenue	470,014	384,104	521,160	352,537	85,910	117,477
*CONFIDENTIAL	8,053	21,339	15,490	19,585	(15,287)	(11,533)
*CONFIDENTIAL	18,506	51,875	13,275	47,612	(35,369)	(31,106)
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	—	0	—	0	(0)	(0)
*CONFIDENTIAL	(7,854)	(38,877)	(9,675)	(35,682)	31,023	27,828
*CONFIDENTIAL	3,309.10	6,391)	896	5,866	(3,082)	(2,556)
*CONFIDENTIAL	(19,124)	190,211	5,450	174,579	(209,335)	(193,703)

Gross Revenue	470,905	615,044	546,596	564,497	(144,139)	(93,593)

Commissions	226,682	258,442	236,975	237,202	(31,760)	(10,520)

Net Revenue	244,222	356,502	309,621	327,295	(112,380)	(83,073)

Indirect Costs
*CONFIDENTIAL	148,700	163,332	155,444	163,332	(14,632)	(14,632)
*CONFIDENTIAL	1,067	—	1,200	—	1,067	1,067
*CONFIDENTIAL	3,088	—	2,500	—	3,088	3,088
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	46,112	5,543	5,160	5,088	40,569	41,024
*CONFIDENTIAL	24,484	37,960	47,469	37,960	(13,476)	(13,476)
*CONFIDENTIAL	20,922	51,278	28,199	51,278	(30,356)	(30,356)
*CONFIDENTIAL	1,321	—	—	—	1,321	1,321
*CONFIDENTIAL	9,000	—	10,000	—	9,000	9,000
*CONFIDENTIAL	2,750	—	500	—	2,750	2,750
*CONFIDENTIAL	—	—	—	—	—	—

*CONFIDENTIAL	257,445	258,113	250,472	257,658	(668)	(213)

*CONFIDENTIAL	4,926	22,400	22,400	22,400	(17,474)	(17,474)
*CONFIDENTIAL	—	4,098	—	4,098	(4,098)	(4,098)
*CONFIDENTIAL	3,044	724	500	724	2,320	2,320

*CONFIDENTIAL	7,970	27,222	22,900	27,222	(19,252)	(19,252)

*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	13,006	6,725	2,800	6,725	6,281	6,281

*CONFIDENTIAL	13,006	6,725	2,800	6,725	6,281	6,281

*CONFIDENTIAL	4,403	2,300	2,300	2,111	2,103	2,292
*CONFIDENTIAL	1,490	4,964	3,000	4,984	(3,494)	(3,494)

*CONFIDENTIAL	5,893	7,264	5,300	7,095	(1,391)	(1,202)

*CONFIDENTIAL	3,070	3,870	3,870	3,552	(800)	(482)
*CONFIDENTIAL	2,444	1,560	3,220	1,432	884	1,012
*CONFIDENTIAL	1,000	3,882	1,004	3,379	(2,682)	(2,3790

*CONFIDENTIAL	6,514	9,112	8,094	6,363	(2,598)	(1,849)

*CONFIDENTIAL	4,976	195	4,320	179	4,781	4,797

*CONFIDENTIAL	4,976	195	4,320	179	4,781	4,797

*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	2,960	2,010	3,500	2,010	950	950
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	1,023	—	2,000	—	1,023	1,023
*CONFIDENTIAL	3,983	2,010	5,500	2,010	1,973	1,973
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	—	—	500	—	—	—
*CONFIDENTIAL	15	764	26,389	764	(749)	(749)
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—

*CONFIDENTIAL	15	764	26,889	764	(749)	(749)

*CONFIDENTIAL	—	—	—	—	—	—

*CONFIDENTIAL	3,500	16,667	3,500	16,667	(13,167)	(13,167)

Total Expenses	303,302	328,092	329,775	326,682	(24,790)	(23,381)

Other Corporate Allocations	—	—	—	—	—	—

Total Controllable Expenses	303,302	328,092	329,775	326,682	(24,790)	(23,381)

EBITDA before Executive Expenses	(59,080)	28,510	(20,153)	613	(87,590)	(59,692)

EBITDA before Executive Expenses-BPS	(23.22)	11.21	(7.92)	0.24

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Confidential Treatment

*CONFIDENTIAL YTD PROFIT & LOSS REVIEW	May-04	Jun-04	Jul-04	Aug-04	Sep-04	Oct-04	Nov-04	Dec-04	YTD*	BUDGET	BUDGET VOLUME ACTUALS	BUDGET VARIANCE	BUDGET PRODUCTIVITY
Revenue/Key Drivers
Total Application Units	177	132	110	111	118	159	125	103	1,035	1,572	1,035	(537)	—
Total Application Dollars	$40,747	$32,310	$23,805	$23,688	$25,870	$41,020	$28,708	$23,073	$239,197	$440,574	$239,197	$201,376	$—

Total Closing Units	115	122	99	126	96	72	78	109	617	1,256	817	(439)	—
Total Closing Dollars	$25,278	$27,737	$25,888	$27,386	$21,692	$16,940	$16,248	$25,439	$186,589	$353,752	$186,589	$(167,163)	$—
Average Loan Amount	219,805	227,354	261,298	217,349	225,963	235,272	208,312	233,389	228,383	281,558	223,383	(53,175)

Purchase Closing Units	65	86	74	99	89	51	62	63	589	911	589	(322)	—
Purchase Closing Dollars	$18,019	$21,534	$16,875	$22,184	$16,273	$1,343	$13,079	$16,827	$128,116	$261,554	$128,116	$(133,438)	$—
Average Loan Amount	211,986	250,398	255,073	223,880	235,846	26,332	210,957	267,102	217,514	287,201	217,514

Refl Closings - Units	30	36	25	27	27	21	16	46	228	346	228	(118)	—
Refl Closings - Dollars	$7,259	$6,203	$6,993	$5,222	$5,419	$15,597	$3,169	$8,612	$58,473	$92,198	$58,473	$(33,725)	$—
Average Loan Amount	241,959	172,306	279,722	193,403	200,706	742,696	198,063	187,217	258,462	266,693	256,462

*CONFIDENTIAL	$—	$—	$402	$568	$578	$1,283	$2,650	$6,646	$12,127
*CONFIDENTIAL	28.7%	22.4%	27.0%	19.1%	25.0%	92.1%	19.5%	33.9%	31.3%	26.1%	31.3%
*CONFIDENTIAL	14.8%	20.2%	17.6%	16.4%	14.0%	11.9%	12.6%	18.1%	15.9%
*CONFIDENTIAL	0.0%	0.0%	1.6%	2.1%	2.7%	7.6%	16.3%	26.1%	6.5%
*CONFIDENTIAL	0.58%	0.63%	0.43%	0.51%	0.88%	1.72%	2.02%	1.85%	0.99%	1.17%	1.17%
*CONFIDENTIAL	75	92	61	207	185	215	197	151	143	390	317
*CONFIDENTIAL	140.15%	142.56%	181.77%	221.60%	128.38%	46.83%	50.50%	48.23%	94.05%	77.37%	77.37%
*CONFIDENTIAL	1.19%	1.35%	1.44%	1.66%	1.54%	0.03%	0.02%	-0.08%	0.98%	0.90%	0.90%
*CONFIDENTIAL	1.86%	2.12%	1.86%	2.21%	2.45%	1.95%	2.01%	1.85%	2.04%	2.23%	2.23%
*CONFIDENTIAL	1.05%	1.22%	1.08%	1.07%	1.32%	1.15%	0.99%	0.96%	1.11%	1.32%	1.32%
*CONFIDENTIAL	$4,086	$4,816	$4,871	$4,814	$5,544	$4,589	$4,163	$4,320	$4,658	$8,266	$5,083
*CONFIDENTIAL	$1,977	$2,665	$3,058	$2,544	$3,858	$4,889	$3,329	$2,783	$3,012	$3,106	$4,462
*CONFIDENTIAL	0.90%	1.17%	1.17%	1.17%	1.71%	2.08%	1.80%	1.19%	1.32%	1.10%	1.95%
Loan over 60 days	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Summary Headcount	181	173	179	176	172	172	172	171	62	58	58	109	113

YTD PROFIT & LOSS REVIEW	May-04	Jun-04	Jul-04	Aug-04	Sep-04	Oct-04	Nov-04	Dec-04	YTD*	BUDGET	BUDGET VOLUME ACTUALS	BUDGET VARIANCE	BUDGET PRODUCTIVITY
*CONFIDENTIAL	145,863	175,098	111,850	141,013	191,274	291,046	327,917	470,014	1,853,877	4,127,032	2,176,833	(2,273,155)	(322,956)
*CONFIDENTIAL	19,744	39,736	(3,550)	5,877	9,000	26,779	(8,673)	8,053	96,966	333,964	176,152	(236,998)	(79,188)
*CONFIDENTIAL	8,580	11,224	6,019	28,105	17,718	15,512	15,330	16,506	116,994	490,610	258,776	(373,616)	(141,782)
*CONFIDENTIAL	5,636	158	—	—	—	—	—	—	5,794	68,351	36,052	(62,557)	(30,258)
*CONFIDENTIAL	(3,727)	(6,333)	(3,727)	(8,388)	(5,846)	—	—	—	(28,022)	(29,754)	(15,694)	1,733	(12,327)
*CONFIDENTIAL	(6,623)	(11,956)	(311)	(12,823)	(9,899)	(4,236)	(7,474)	(7,654)	(61,175)	(338,659)	(178,628)	277,484	117,453
*CONFIDENTIAL	(788)	3,794	(1,444)	767	(4,527)	(3,076)	(3,684)	3,309	(5,650)	39,386	20,764	(45,018)	(26,414)
*CONFIDENTIAL	301,181	375,836	373,632	453,960	334,502	4,373	2,850	(19,124)	1,527,191	3,181,860	1,678,295	(1,354,669)	148,896

Gross Revenue	489,846	587,557	482,270	508,510	532,222	330,400	326,286	470,905	3,805,975	7,872,768	4,152,549	(4,868,795)	(348,574)

Commissions	204,424	249,627	202,946	312,485	245,550	136,285	165,804	226,682	1,743,604	3,193,151	1,684,250	(1,449,547)	59,353

Net Revenue	265,422	337,930	279,324	294,025	286,871	194,115	160,662	244,222	2,062,371	4,679,619	2,468,299	(2,617,248)	(405,827)

Indirect Costs	141,469	190,759	181,634	169,174	190,339	226,109	155,587	148,700	1,403,771	1,805,282	1,805,282	(401,511)	(401,511)
*CONFIDENTIAL	61	487	813	1,273	1,192	582	1,172	1,067	6,647	—	—	6,647	6,647
*CONFIDENTIAL	1,828	2,148	1,849	1,977	2,258	3,673	3,483	3,088	20,302	—	—	20,302	20,302
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	3,585	—	—	—	16,200	15,875	4,480	46,112	86,252	69,367	36,588	16,865	49,664
*CONFIDENTIAL	5,771	18,037	26,781	46,583	33,974	35,893	30,175	24,484	221,797	569,711	569,711	(347,914)	(347,914)
*CONFIDENTIAL	20,371	29,056	30,558	35,867	21,450	19,596	17,382	20,922	195,202	488,651	488,651	(293,449)	(293,449)
*CONFIDENTIAL	—	—	—	1,630	6,104	—	400	1,321	9,456	—	—	9,456	9,456
*CONFIDENTIAL	—	—	—	—	—	12,500	—	9,000	21,500	50,000	50,000	(24,500)	(28,500)
*CONFIDENTIAL	—	3,857	5,580	1,356	3,100	460	478	2,750	17,581	—	—	17,581	17,581
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—	—

*CONFIDENTIAL	173,086	224,343	247,215	257,959	274,617	314,688	213,156	257,445	1,982,509	2,983,011	2,950,232	(1,000,502)	(967,724)

*CONFIDENTIAL	12,598	12,685	13,000	13,779	12,310	12,310	12,466	4,926	94,075	227,966	227,966	(133,891)	(133,891)
*CONFIDENTIAL	2,745	17,873	670	618	1,411	—	1,715	—	25,035	59,278	59,278	(34,243)	(34,243)
*CONFIDENTIAL	1,419	866	521	1,487	272	—	837	3,044	8,446	8,556	8,556	(110)	(110)

*CONFIDENTIAL	16,765	11,424	14,191	15,884	13,993	12,310	15,018	7,970	127,556	295,800	295,800	(168,244)	(168,244)

*CONFIDENTIAL	—	1,092	—	—	—	—	—	—	1,092	—	—	1,092	1,092
*CONFIDENTIAL	1,125	2,415	750	5,850	4,372	1,685	(1,976)	13,008	27,228	78,968	78,968	(51,740)	(51,740)

*CONFIDENTIAL	1,126	3,507	750	5,850	4,372	1,685	(1,976)	13,008	28,320	78,968	78,968	(50,648)	(50,648)

*CONFIDENTIAL	2,514	13,601	8,399	5,122	2,651	850	2,181	4,403	39,921	41,475	21,876	(1,554)	18,045
*CONFIDENTIAL	8,380	3,135	1,001	3,328	3,964	1,853	5,098	1,490	28,259	81,784	81,784	(53,525)	(53,525)

*CONFIDENTIAL	10,894	16,936	9,400	3,451	6,615	2,713	7,279	5,893	68,180	123,259	103,660	(55,079)	(35,480)

*CONFIDENTIAL	2,714	4,493	3,570	4,312	3,239	4,365	3,284	3,070	29,048	45,496	23,997	(16,448)	5,051
*CONFIDENTIAL	3,275	3,715	4,769	4,228	2,683	1,819	3,363	2,444	26,296	22,667	11,956	3,629	14,340
*CONFIDENTIAL	1,060	1,000	1,694	1,735	1,043	1,000	1,500	1,000	10,032	43,073	22,719	(13,041)	(12,687)

*CONFIDENTIAL	7,050	9,208	10,034	10,275	6,965	7,184	6,147	8,514	65,378	111,236	56,672	(45,859)	6,704

*CONFIDENTIAL	8,365	3,907	6,671	5,354	4,735	4,620	4,081	4,976	42,709	4,974	2,624	37,735	40,085

*CONFIDENTIAL	8,365	3,907	6,671	5,354	4,735	4,620	4,081	4,976	42,709	4,974	2,624	37,735	40,085

*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	6,022	2,971	705	4,522	7,067	3,385	4,627	2,960	32,259	81,767	81,767	(49,508)	(49,508)
*CONFIDENTIAL	—	—	4,107	230	6,512	(2,562)	—	—	8,287	—	—	8,287	8,287
*CONFIDENTIAL	5	(110)	—	802	—	99	—	—	796	100	100	696	696
*CONFIDENTIAL	2,858	3,038	3,845	2,758	3,524	3,456	4,957	1,023	25,459	—	—	25,459	25,459

*CONFIDENTIAL	8,885	5,899	6,657	8,311	17,103	4,377	9,585	3,983	68,800	81,867	81,887	(15,067)	(15,067)

*CONFIDENTIAL	—	—	—	—	—	240	—	—	240	3,994	3,994	(3,754)	(3,754)
*CONFIDENTIAL	—	—	—	—	—	—	500	—	500	25,000	25,000	(24,500)	(24,500)
*CONFIDENTIAL	1,201	2,450	2,041	4,905	38,496	678	875	15	50,160	44,783	44,783	5,377	5,377
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—	—	—	—	—

*CONFIDENTIAL	1,201	2,450	2,041	4,905	38,496	918	875	15	50,901	73,777	73,777	(22,876)	(22,876)

*CONFIDENTIAL	—	460	282	—	—	—	—	—	742	—		742	742
*CONFIDENTIAL	—	7,000	3,500	3,500	3,500	3,500	3,500	3,500	28,000	150,000		(122,000)	28,000

*CONFIDENTIAL	—	7,460	3,782	3,500	3,500	3,500	3,500	3,500	28,742	150,000	—	(121,258)	26,742

Total Expenses	227,371	325,135	302,740	320,488	370,395	351,996	259,668	303,302	2,461,093	3,902,692	3,645,600	(1,441,799)	(1,184,507)

Other Corporate Allocations	—	—	—	—	—	—	—	—	—	—	—	—	—

Total Corporate Allocations	227,371	325,135	302,740	320,488	370,395	351,998	259,668	303,302	2,461,093	3,902,892	3,645,600	(1,441,799)	(1,184,507)

EBITDA before Executive Expenses	38,051	12,795	(23,417)	(26,463)	(83,723)	(157,881)	(99,004)	(59,080)	(398,722)	776,727	(1,177,301)	(1,175,449)	1,118,222

EBITDA before Executive Expenses -BPS	15.05	4.61	(9.05)	(9.66)	(38.60)	(93.20)	(60.93)	(23.22)	(21.37)	21.96

The Budget is equal to the 0&12 Forecast for the following pages.

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Confidential Treatment

*CONFIDENTIAL PROFIT & LOSS REVIEW	Dec-04	BUDGET	FORECAST	BUDGET VOLUME ACTUALS	BUDGET VARIANCE	BUDGET PRODUCTIVITY VARIANCE
Revenue/Key Drivers
Total Application Units	374	739	465	374	(365)	—
Total Application Dollars	$89,393	$140,363	$113,224	$89,393	$(50,970)	$—
Total Closing Units	452	539	369	452	(87)	—
Total Closing Dollars	$101,382	$102,414	$79,208	$101,382	$(1,032)	$—
Average Loan Amount	224,296	190,000	214,644	224,296
Purchase Closing Units	330	485	332	330	(155)	—
Purchase Closing Dollars	$68,984	$92,172	$71,287	$68,984	$(23,188)	$—
Average Loan Amount	209,043	190,000	214,644	209,043
Refi Closings - Units	122	54	37	122	68	—
Refi Closings - Dollars	$32,398	$10,241	$7,921	$32,398	$22,156	$—
Average Loan Amount	265,555	190,000	214,644	265,555
*CONFIDENTIAL	$95,484		$79,208
*CONFIDENTIAL	32.0%	10.0%	10.0%	32.0%
*CONFIDENTIAL	24.6%
*CONFIDENTIAL	94.2%		100.0%
*CONFIDENTIAL	0.00%	0.00%	00.0%	0.00%
*CONFIDENTIAL	—	—	—	—
*CONFIDENTIAL	0.00%	0.00%	0.00%	0.00%
*CONFIDENTIAL	0.00%	0.00%	0.00%	0.00%
*CONFIDENTIAL	0.00%	0.00%	0.00%	0.00%
*CONFIDENTIAL	-0.74%	-0.73%	-0.73%	-0.73%
*CONFIDENTIAL	$—	$—	$—	$—
*CONFIDENTIAL	$1,867	$1,322	$2,140	$1,574
*CONFIDENTIAL	0.83%	0.70%	1.00%	0.70%
Loan over 60 days	N/A	N/A	N/A	N/A
Summary Headcount	174	188	188	188	(14)	(14)

PROFIT & LOSS REVIEW	Dec-04	BUDGET	FORECAST	BUDGET VOLUME ACTUALS	BUDGET VARIANCE	BUDGET PRODUCTIVITY VARIANCE
Commissions	748,441	747,619	578,216	740,087	822	8,354
Net Revenue	(748,441)	(747,619)	(578,216)	(740,087)	(822)	(8,354)
Indirect Costs
*CONFIDENTIAL	382,422	354,063	354,063	354,063	28,359	28,359
*CONFIDENTIAL	293	2,000	2,000	2,000	(1,707)	(1,707)
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	61,676	36,074	40,674	35,711	25,602	25,966
*CONFIDENTIAL	101,678	92,060	118,314	92,060	9,617	9,617
*CONFIDENTIAL	39,504	46,030	39,438	46,030	(6,528)	(6,526)
*CONFIDENTIAL	1,386	—	—	—	—	1,386
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	16,140	8,000	14,000	8,000	8,140	6,140
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	603,100	538,227	568,489	537,664	64,872	65,235
*CONFIDENTIAL	55,552	30,000	53,800	30,000	25,552	25,552
*CONFIDENTIAL	5,570	2,625	2,625	2,625	2,946	2,946
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	61,123	32,625	56,423	32,625	28,498	28,498
*CONFIDENTIAL	—	2,957	2,957	2,957	(2,957)	(2,957)
*CONFIDENTIAL	4,965	2,400	5,000	2,400	2,565	2,565
*CONFIDENTIAL	4,965	5,357	7,957	5,357	(392)	(392)
*CONFIDENTIAL	111,971	50,000	60,613	49,496	61,971	62,474
*CONFIDENTIAL	6,340	7,000	7,000	7,000	(660)	(660)
*CONFIDENTIAL	118,311	57,000	67,613	56,496	61,313	61,815
*CONFIDENTIAL	5,231	13,000	9,000	12,869	(7,769)	(7,638)
*CONFIDENTIAL	2,147	7,000	3,990	6,929	(4,853)	(4,783)
*CONFIDENTIAL	2,621	6,863	7,039	6,794	(4,242)	(4,173)
*CONFIDENTIAL	5,999	26,863	20,029	26,593	(16,864)	(16,594)
*CONFIDENTIAL	17,015	20,000	20,023	19,799	(2,985)	(2,784)
*CONFIDENTIAL	17,015	20,000	20,023	19,799	(2,985)	(2,784)
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	25,069	22,000	22,000	22,000	3,069	3,069
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	—	1,400	1,500	1,400	(1,400)	(1,400)
*CONFIDENTIAL	6,897	3,500	10,500	3,500	3,397	3,397
*CONFIDENTIAL	31,966	26,900	34,000	26,900	5,066	5,066
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	—	500	500	500	(500)	(500)
*CONFIDENTIAL	(0)	—	—	—	(0)	(0)
*CONFIDENTIAL	—	1,000	1,000	990	(1,000)	(990)
*CONFIDENTIAL	(2,268)	—	—	—	(2,268)	(2,268)
*CONFIDENTIAL	117	174	174	174	(57)	(57)
*CONFIDENTIAL	(2,151)	1,674	1,674	1,664	(3,825)	(3,815)
*CONFIDENTIAL	(1,309)	2,500	10,500	2,500	(3,809)	(3,809)
*CONFIDENTIAL	—	1,00	—	1,000	(1,000)	(1,000)
*CONFIDENTIAL	905	500	3,000	500	405	405
*CONFIDENTIAL	(405)	4,000	13,500	4,000	(4,405)	(4,405)
Total Expenses	843,922	712,646	789,710	711,297	131,276	132,625
Other Corporate Allocations	—	—	—	—	—	—
Total Controllable Expenses	843,922	712,646	789,710	711,297	131,276	132,625

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Confidential Treatment

*	YTD total only includes actual expenses.

PROFIT & LOSS REVIEW	Jan-04	Feb-04	Mar-04	Apr-04	May-04	Jun-04	Jul-04	Aug-04	Sep-04
Revenue/Key Drivers
Total Application Units	527	635	1,139	903	656	684	595	583	536
Total Application Dollars	$107,501	$129,491	$243,180	$194,933	$149,172	$147,524	$121,213	$126,530	$121,455

Total Closing Units	316	368	575	747	807	744	604	593	521
Total Closing Dollars	$62,012	$72,314	$118,125	$151,819	$171,533	$160,513	$133,543	$130,238	$103,829
Average Loan Amount	196,239	196,505	205,434	203,238	212,556	215,743	221,098	219,526	199,289

Purchase Closing Units	248	231	406	504	605	658	558	531	447
Purchase Closing Dollars	$49,013	$48,195	$83,288	$99,614	$123,551	$138,146	$122,951	$114,779	$84,483
Average Loan Amount	197,632	199,977	205,094	197,646	204,217	209,946	220,342	216,156	189,000

Refi Closings - Units	68	137	169	243	202	88	46	62	74
Refi Closings - Dollars	$12,999	$26,119	$34,857	$52,205	$47,982	$22,367	$10,592	$15,459	$19,346
Average Loan Amount	191,180	190,651	206,252	214,836	237,534	260,087	230,270	249,339	261,437

*CONFIDENTIAL	$55,603	$66,402	$111,585	$142,850	$160,771	$151,763	$126,144	$120,528	$100,057

*CONFIDENTIAL	21.0%	36.1%	29.5%	34.4%	28.0%	13.9%	7.9%	11.9%	18.6%
*CONFIDENTIAL	26.5%	25.0%	26.7%	29.7%	29.0%	26.3%	27.0%	24.4%	26.0%
*CONFIDENTIAL	89.7%	91.8%	94.5%	94.1%	93.7%	94.5%	94.5%	92.5%	96.4%
*CONFIDENTIAL	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
*CONFIDENTIAL	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
*CONFIDENTIAL	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
*CONFIDENTIAL	-0.79%	-0.71%	-1.01%	-0.50%	-0.73%	-0.64%	-0.82%	-0.74%	-0.73%
*CONFIDENTIAL	$—	$—	$—	$—	$—	$—	$—	$—	$—
*CONFIDENTIAL	$2,591	$1,911	$1,509	$1,165	$1,087	$1,190	$1,438	$1,449	$1,156
*CONFIDENTIAL	1.32%	0.97%	0.73%	0.57%	-0.50%	0.55%	0.65%	0.66%	0.58%

*CONFIDENTIAL	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Summary Headcount	188	188	188	188	188	188	188	188	188

PROFIT & LOSS REVIEW	Jan-04	Feb-04	Mar-04	Apr-04	May-04	Jun-04	Jul-04	Aug-04	Sep-04
Commissions	488,174	512,386	1,188,944	762,126	1,258,698	1,034,419	1,099,658	983,491	754,127

Net Revenue	(488,174)	(512,386)	(1,188,944)	(762,126)	(1,258,698)	(1,034,419)	(1,099,658)	(983,491)	(754,127)

Indirect Costs
*CONFIDENTIAL	379,883	339,348	395,962	369,298	354,844	382,350	383,384	372,231	355,712
*CONFIDENTIAL	13,967	492	447	302	4,891	3,823	3,492	2,185	359
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	3,627	6,139	30,501	49,526	56,215	50,374	24,667	46,115	52,894
*CONFIDENTIAL	169,566	132,022	152,640	165,383	167,949	173,904	179,277	153,048	149,883
*CONFIDENTIAL	83,161	69,477	120,916	74,655	102,354	77,559	70,737	133,127	(13,249)
*CONFIDENTIAL	208	2,331	—	75	310	1,990	—	285	675
*CONFIDENTIAL	62	15	—	—	—	—	—	—	—
*CONFIDENTIAL	20,846	9,799	15,417	7,548	6,037	10,409	15,754	13,833	16,553
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—

*CONFIDENTIAL	671,321	559,621	715,883	666,788	692,599	700,408	677,511	720,604	562,627

*CONFIDENTIAL	27,519	28,463	44,012	30,691	30,484	30,766	29,962	29,292	30,324
*CONFIDENTIAL	2,358	1,479	—	170	377	471	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—

*CONFIDENTIAL	29,877	29,962	44,012	30,861	30,861	31,237	29,962	29,292	30,324

*CONFIDENTIAL	3,777	2,103	4,233	1,924	4,800	2,570	942	1,264	—
*CONFIDENTIAL	5,041	7,674	2,639	2,985	6,938	3,028	9,252	4,031	5,059

*CONFIDENTIAL	8,818	9,777	5,872	4,903	11,737	5,598	10,195	5,295	5,059

*CONFIDENTIAL	24,715	29,220	54,129	62,152	69,003	68,011	78,555	46,983	(79,906)
*CONFIDENTIAL	(13,814)	(13,277)	(30,271)	132	3,072	465	1,937	2,270	8,112

*CONFIDENTIAL	10,901	15,943	23,858	62,284	72,075	68,476	80,492	49,253	(71,794)

*CONFIDENTIAL	11,790	7,318	14,498	9,723	7,978	8,555	10,407	6,961	15,659
*CONFIDENTIAL	4,385	2,749	8,810	5,239	6,698	5,942	5,882	6,204	4,088
*CONFIDENTIAL	1,033	1,425	1,084	8,420	(2,307)	2,351	1,852	7,384	2,375

*CONFIDENTIAL	17,208	11,492	24,389	23,383	12,369	16,848	18,140	20,549	22,102

*CONFIDENTIAL	22,342	24,407	30,489	15,350	13,826	31,939	15,573	13,646	12,204

*CONFIDENTIAL	22,342	24,407	30,489	15,350	13,826	31,939	15,573	13,646	12,204

*CONFIDENTIAL	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	23,306	21,000	22,631	22,408	21,564	20,778	23,865	21,894	22,246
*CONFIDENTIAL	—	—	—	—	—	500	—	—	—
*CONFIDENTIAL	583	—	867	4,221	1,346	—	—	—	606
*CONFIDENTIAL	10,465	8,923	10,227	18,911	9,672	9,761	7,549	12,086	3,196

*CONFIDENTIAL	34,354	29,922	33,725	45,537	32,583	31,038	31,414	33,980	26,060

*CONFIDENTIAL	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	749	—	—	—	100	—	—
*CONFIDENTIAL	1,307	4,433	856	818	4	6	5	(0)	0
*CONFIDENTIAL	372	175	1,175	20	42	75	45	654	67
*CONFIDENTIAL	2,208	3,000	(40,400)	3,485	(28,146)	(2,232)	(3,786)	(19,287)	2,807
*CONFIDENTIAL	186	2,844	—	360	(449)	105	273	328	209

*CONFIDENTIAL	4,073	10,452	(37,659)	4,683	(28,550)	(2,048)	(3,362)	(18,305)	3,083

*CONFIDENTIAL	19,754	6,418	23,814	15,877	19,256	(5,875)	7,957	2,940	12,428
*CONFIDENTIAL	—	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	5,363	2,401	652	4,685	8,103	652	1,883	432

*CONFIDENTIAL	19,754	11,780	26,214	16,529	23,941	2,227	8,609	4,824	12,859

Total Expenses	818,848	703,357	867,782	870,323	861,441	885,725	868,533	859,138	602,514

Other Corporate Allocations	—	—	—	—	—	—	—	—	—

Total Controllable Expenses	818,848	703,357	867,782	870,323	861,441	685,725	868,533	859,138	602,514

PROFIT & LOSS REVIEW	Oct-04	Nov-04	Dec-04	YTD*	BUDGET	BUDGET VOLUME ACTUALS	BUDGET VARIANCE	BUDGET PRODUCTIVITY
Revenue/Key Drivers
Total Application Units	522	589	374	7,743	9,150	7,743	(1,407)	—
Total Application Dollars	$123,670	$125,000	$89,393	$1,679,040	$1,755,277	$1,679,040	$(76,237)	$—

Total Closing Units	465	458	452	6,845	7,421	8,648	(773)	—
Total Closing Dollars	$98,439	$102,043	$101,382	$1,405,789	$1,410,000	$1,405,789	$(4,211)	$—
Average Loan Amount	211,696	223,778	224,298	211,460	190,000	211,460	(21,460)

Purchase Closing Units	387	361	330	5,266	6,586	5,268	(1,300)	—
Purchase Closing Dollars	$79,994	$74,650	$68,984	$1,085,628	$1,259,200	$1,085,626	$(173,574)	$—
Average Loan Amount	206,702	206,785	209,043	208,158	191,790	206,158

Refi Closings - Units	78	95	122	1,382	856	1,382	526	—
Refi Closings - Dollars	$18,445	$27,393	$32,398	$320,163	$150,800	$320,163	$169,363	$—
Average Loan Amount	236,473	288,351	265,555	231,666	176,265	231,666

*CONFIDENTIAL	$92,814	$98,402	$85,484	$1,322,402

*CONFIDENTIAL	18.7%	26.6%	32.0%	22.8%	10.7%	22.8%
*CONFIDENTIAL	23.7%	25.9%	24.6%	28.4%
*CONFIDENTIAL	94.3%	96.4%	94.2%	94.1%
*CONFIDENTIAL	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
*CONFIDENTIAL	—	—	—	—	—	—
*CONFIDENTIAL	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
*CONFIDENTIAL	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
*CONFIDENTIAL	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
*CONFIDENTIAL	-0.79%	-0.71%	-0.74%	-0.73%	-0.73%	-0.73%
*CONFIDENTIAL	$—	$—	$—	$—	$—	$—
*CONFIDENTIAL	$1,595	$1,785	$1,867	$1,465	$1,176	$1,322
*CONFIDENTIAL	0.75%	0.80%	0.83%	0.69%	0.62%	0.63%

*CONFIDENTIAL	N/A	N/A	N/A	N/A	N/A	N/A
Summary Headcount	168	168	188	174	188	188	14	—

PROFIT & LOSS REVIEW	Oct-04	Nov-04	Dec-04	YTD*	BUDGET	BUDGET VOLUME ACTUALS	BUDGET VARIANCE	BUDGET PRODUCTIVITY
Commissions	773,288	729,599	748,441	10,313,550	10,293,000	10,262,260	20,550	51,290

Net Revenue	(773,288)	(729,599)	(748,441)	(10,313,550)	(10,293,000)	(10,262,260)	(20,550)	(51,290)

Indirect Costs
*CONFIDENTIAL	334,215	354,480	382,422	4,404,127	3,979,834	3,979,834	424,294	424,294
*CONFIDENTIAL	232	112	293	30,596	24,000	24,000	6,596	6,596
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	15,091	37,961	61,676	435,186	459,968	458,595	(24,782)	(23,409)
*CONFIDENTIAL	137,567	137,598	101,678	1,820,312	1,187,052	1,187,052	633,261	633,261
*CONFIDENTIAL	49,870	45,518	38,504	853,628	884,861	884,861	(31,233)	(31,233)
*CONFIDENTIAL	—	189	1,386	7,409	—	—	7,409	7,409
*CONFIDENTIAL	—	432	—	508	—	—	508	508
*CONFIDENTIAL	12,619	13,176	16,140	157,932	96,000	96,000	61,932	61,932
*CONFIDENTIAL	—	—	—	—	—	—	—	—

*CONFIDENTIAL	549,594	589,443	603,100	7,709,698	6,631,715	6,630,341	1,077,983	1,079,157

*CONFIDENTIAL	29,605	52,801	55,552	419,490	360,000	360,000	59,490	59,490
*CONFIDENTIAL	924	426	5,570	11,775	31,495	31,495	(19,720)	(19,720)
*CONFIDENTIAL	—	—	—	—	—	—	—	—

*CONFIDENTIAL	30,529	53,227	61,123	431,266	391,495	391,495	39,771	39,771

*CONFIDENTIAL	—	—	—	21,612	35,484	35,484	(13,872)	(13,872)
*CONFIDENTIAL	21,702	4,693	4,965	78,006	28,800	28,800	49,206	49,206

*CONFIDENTIAL	21,702	4,693	4,965	99,619	64,284	64,284	35,336	35,335

*CONFIDENTIAL	59,186	102,713	111,971	636,732	600,000	598,208	36,732	38,524
*CONFIDENTIAL	76	297	6,340	(34,661)	84,000	64,000	(118,681)	(118,661)

*CONFIDENTIAL	59,282	103,011	118,311	602,071	684,000	682,208	(81,929)	(80,137)

*CONFIDENTIAL	(1,829)	9,513	5,231	105,801	156,000	155,534	(50,199)	(49,733)
*CONFIDENTIAL	4,313	5,163	2,147	61,599	84,000	83,749	(22,401)	(22,150)
*CONFIDENTIAL	215	7,058	2,621	33,511	82,361	32,115	(48,850)	(48,604)

*CONFIDENTIAL	2,698	21,734	9,999	200,911	322,361	321,398	(121,450)	(120,487)

*CONFIDENTIAL	11,789	22,079	17,015	230,659	240,000	239,283	(9,341)	(8,624)

*CONFIDENTIAL	11,789	22,079	17,015	230,659	240,000	239,283	(9,341)	(8,624)

*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	23,368	22,132	25,069	270,257	264,000	264,000	6,257	6,257
*CONFIDENTIAL	—	—	—	500	—	—	500	500
*CONFIDENTIAL	—	772	—	8,396	16,800	16,800	(8,404)	(8,404)
*CONFIDENTIAL	13,942	5,530	6,897	117,159	42,000	42,000	75,159	75,159

*CONFIDENTIAL	37,310	28,433	31,966	396,312	322,800	322,800	73,512	73,512

*CONFIDENTIAL	—	—	—	—	—	—	—	—
*CONFIDENTIAL	—	900	—	1,749	6,000	6,000	(4,251)	(4,251)
*CONFIDENTIAL	8	5	(0)	7,444	—	—	7,444	7,444
*CONFIDENTIAL	(6)	78	—	2,697	12,000	11,964	(9,304)	(9,288)
*CONFIDENTIAL	5,036	(8,638)	(2,268)	(88,260)	—	—	(88,260)	(88,260)
*CONFIDENTIAL	(95)	306	117	4,184	2,088	2,088	2,096	2,096

*CONFIDENTIAL	4,943	(7,349)	(2,151)	(72,187)	20,088	20,052	(92,275)	(92,239)

*CONFIDENTIAL	14,978	(4,148)	(1,309)	112,089	30,000	30,000	82,089	82,089
*CONFIDENTIAL	—	—	—	—	12,000	12,000	(12,000)	(12,000)
*CONFIDENTIAL	(1,000)	2,729	905	26,803	6,000	8,000	20,803	20,803

*CONFIDENTIAL	13,978	(1,419)	(405)	138,892	48,000	48,000	90,892	90,892

Total Expenses	741,804	813,852	843,922	9,737,240	8,724,742	8,787,151	1,012,498	1,017,379

Other Corporate Allocations	—	—	—	—	—	—	—	—

Total Controllable Expenses	741,804	813,852	843,922	9,737,240	8,724,742	8,787,151	1,012,498	1,017,379

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Schedule 8.1(e)

Cendant List

1.	*CONFIDENTIAL

2.	*CONFIDENTIAL

3.	*CONFIDENTIAL

4.	*CONFIDENTIAL

5.	*CONFIDENTIAL

6.	*CONFIDENTIAL

7.	*CONFIDENTIAL

8.	*CONFIDENTIAL

9.	*CONFIDENTIAL

10.	*CONFIDENTIAL

*	The term “Confidential” indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.